485BPOS		File Nos.333-222815
Allianz Index Advantage Income		811-05618
UNITED STATES		Class ID: C000199976
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No.	3	X
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No.	528	X

(Check appropriate box or boxes.)
ALLIANZ LIFE VARIABLE ACCOUNT B
(Exact Name of Registrant)

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
(Name of Depositor)

5701 Golden Hills Drive, Minneapolis, MN 55416-1297
(Address of Depositor's Principal Executive Offices) (Zip Code)

(763) 765-2913
(Depositor's Telephone Number, including Area Code)

Stewart D. Gregg, Senior Securities Counsel
Allianz Life Insurance Company of North America
5701 Golden Hills Drive
Minneapolis, MN 55416-1297
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check the appropriate box):
immediately upon filing pursuant to paragraph (b) of Rule 485
x		on May 1, 2020 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following:
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Approximate Date of the Proposed Public Offering: May 1, 2020
Titles of Securities Being Registered: Individual Flexible Purchase Payment Variable and Index-linked Deferred Annuity Contract

PART A PROSPECTUS
ALLIANZ Index Advantage Income® VARIABLE ANNUITY CONTRACT
An individual flexible purchase payment index-linked and variable deferred annuity contract (the Contract)
Issued by Allianz Life® Variable Account B (the Separate Account) and
Allianz Life Insurance Company of North America (Allianz Life®, we, us, our)
Prospectus Dated: May 1, 2020
Standard Annuity Features	Available Investment Options	Additional Features
• Five fixed annuitization options (Annuity Options)• Free withdrawal privilege during the six-year withdrawal charge period• Systematic withdrawal program• Minimum distribution program for certain tax-qualified Contracts• Waiver of withdrawal charge benefit (not available in all states)• Guaranteed death benefit
(Traditional Death Benefit)	• 27 index-linked investment options (Index Options) based on different combinations of five credit calculation methods (Crediting Methods) and four nationally recognized third-party broad based equity securities indexes and an exchange-traded fund (Index or Indexes), and two time periods for measuring Index performance (Term)	• Income Benefit:
Provides guaranteed lifetime income (Income Payments) based on a percentage of your investment value that can begin as early as age 50, or as late as age 100.This benefit is automatically included in the Contract, can be removed after three years, and has an additional rider fee. If you remove the Income Benefit you will have paid for the benefit without receiving any of its advantages.• Maximum Anniversary Value Death Benefit:
Locks in any annual investment gains to potentially provide a death benefit greater than the Traditional Death Benefit. This optional benefit must be selected at issue, cannot be removed, and has an additional rider fee.
The risk of loss can become greater in the case of an early withdrawal due to withdrawal charges. Withdrawals will be subject to federal and state taxation, and withdrawals taken before age 59 1⁄2 may also be subject to a 10% additional federal tax. If this is a Non-Qualified Contract, a withdrawal will be taxable to the extent that gain exists within the Contract. A Non-Qualified Contract is a Contract that is not purchased under a pension or retirement plan that qualifies for special tax treatment under sections of the Internal Revenue Code (the Code).

Crediting Methods Currently Available Only the Index Performance Strategy offers both 1-year and 3-year Terms. All other Crediting Methods only offer 1-year Terms.	Indexes Currently Available with 1-year Terms	Indexes Currently Available with 3-year Terms (Index Performance Strategy only)
• Index Protection Strategy with Declared Protection Strategy Credit (the DPSC is the return you receive if Index performance is zero or positive)
• Index Protection Strategy with Cap
• Index Precision Strategy (only available before Income Payments begin)
• Index Guard Strategy (only available before Income Payments begin)
• Index Performance Strategy (only available before Income Payments begin)	• S&P 500® Index • Russell 2000® Index • Nasdaq-100® Index • EURO STOXX 50® • iShares® MSCI Emerging Markets ETF	• S&P 500® Index • Russell 2000® Index
Crediting Methods, Indexes, and the 3-year Terms may not be available in all states, or to Contracts issued before May 1, 2020, as detailed in Appendix H.

Crediting Method Highlights
All Crediting Methods provide a level of protection against negative Credits from negative Index performance, and a limit on positive Credits from positive Index performance. Credits are the return you receive from the Index Options.
	Negative Index Performance Protection	Positive Index Performance Participation Limit
Index Protection Strategy with DPSC	• 100% – You will never receive a negative Credit	• Declared Protection Strategy Credits (DPSCs) – DPSCs cannot be less than 0.50%

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Crediting Method Highlights
All Crediting Methods provide a level of protection against negative Credits from negative Index performance, and a limit on positive Credits from positive Index performance. Credits are the return you receive from the Index Options.
	Negative Index Performance Protection	Positive Index Performance Participation Limit
Index Protection Strategy with Cap	• 100% – You will never receive a negative Credit	• Caps (the upper limit on positive Index performance) – Caps cannot be less than 0.50%
Index Precision Strategy	• Buffers (the amount of negative Index performance we absorb over the duration of a Term) – Buffers cannot be less than 5%	• Precision Rates (the return you receive if Index performance is zero or positive) – Precision Rates cannot be less than 3%
Index Guard Strategy	• Floors (the maximum amount of negative Index performance you absorb) – Floors cannot be less than -25%	• Caps – Caps cannot be less than 3%
Index Performance Strategy	• Buffers – Buffers cannot be less than 5%	• Caps – Caps cannot be less than 3% for 1-year Terms, and cannot be less than 5% for 3-year Terms
The Contract’s risks are described in Risk Factors on page 27 of this prospectus.
Variable Investment Option – AZL® Government Money Market Fund
You can allocate the money you put into the Contract (Purchase Payments) to any or all of the available Index Options. However, you cannot allocate Purchase Payments to the AZL Government Money Market Fund. The sole purpose of the AZL Government Money Market Fund is to hold Purchase Payments until they are transferred to the Index Options on the Index Effective Date or the next Index Anniversary. You may also reallocate and transfer Contract Value among the Index Options subject to certain restrictions described in this prospectus. Your Contract Value is the value of your Purchase Payments based on the returns of your selected Index Options and the AZL Government Money Market Fund reduced for Contract fees, expenses and withdrawals.
The Index Options provide Credits calculated by us based on the performance of one or more Indexes over a Term as measured by the Index Return. The Index Return is the percentage change in Index value from the Term Start Date to the Term End Date. The Term Start Date is the date on which a Term begins and we set the DPSCs, Precision Rates, and Caps for an Index Option; this can occur on either the Index Effective Date or an Index Anniversary. The Term End Date is the date on which a Term ends and we apply Credits; this can only occur on an Index Anniversary. The Index Effective Date is the first day we allocate assets to an Index Option. An Index Anniversary is a twelve-month anniversary of the Index Effective Date. Because we calculate Index Returns only on a single date in time, you may experience negative or flat performance even though the Index you selected for a given Crediting Method experienced gains through some, or most, of the Term.
Credits may be positive, negative, or equal to zero, depending on the applicable Crediting Method and the performance of the applicable Index. The Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy allow negative Performance Credits. A negative Performance Credit means you can lose principal and previous earnings. These losses could be significant. A Performance Credit is the Credit you receive on a Term End Date for any Index Option with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy.
DPSCs, Caps, and Precision Rates that we use to determine Credits for a Contract can change on each Term Start Date and may vary substantially based on market conditions. However, in extreme market environments, it is possible that all DPSCs, Precision Rates, and Caps will be reduced to their respective minimums of 0.50%, 3%, or 5% as stated above. Buffers and Floors that we use to determine Credits for a Contract do not change once they are established. The Crediting Methods are described in greater detail in the Summary, and in section 5, Valuing Your Contract – Calculating Credits. The Indexes are described in Appendix A. For historical information on the Buffers, Floors, DPSCs, Caps and Precision Rates, see Appendix C.
The value of Purchase Payments held in the AZL Government Money Market Fund (Variable Account Value) increase and decrease based on the AZL Government Money Market Fund’s performance. The Separate Account holds the shares

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

of the AZL Government Money Market Fund subaccounts that underlie the Contract. The AZL Government Money Market Fund does not provide any protection against loss of principal.
Index-linked and variable annuity contracts are complex insurance and investment vehicles. Before you invest, be sure to ask your Financial Professional (the person who advises you regarding the Contract) about the Contract’s features, benefits, risks, fees and expenses, whether the Contract is appropriate for you based upon your financial situation and objectives, and for a specific recommendation to purchase the Contract.
All guarantees under the Contract, including Credits, are the obligations of Allianz Life and are subject to our claims paying ability and financial strength.
We base Income Payments on a percentage (Lifetime Income Percentage) of your Contract Value, not a guaranteed value. Income Payments made while your Contract Value is positive are a withdrawal of your own assets and reduce your Contract Value. If your Contract Value remains above zero when the Income Payments end, you may not realize a benefit from the Income Benefit; the chances of your Contract Value being reduced to zero may be minimal.
If you change ownership or Beneficiary(s) (the person(s) you designate to receive any death benefit) this may cause Income Payments to be unavailable or end prematurely.
Annual increases to the Lifetime Income Percentage(s) used to calculate Income Payments are not available until age 45. Income Payments have a minimum waiting period and must begin no later than age 100. Joint Income Payments may not be available if the age difference between spouses is too great as stated in section 2, Eligible Person(s) and Covered Person(s).
If your Contract Value is reduced due to negative Credits and/or deductions for Contract fees, expenses and withdrawals and your initial annual maximum Income Payment cannot meet the $100 required minimum, the Income Benefit ends and you will have paid for the benefit without receiving any of its advantages. Income Payments and the Income Benefit may also end prematurely if you withdraw more than the allowed annual maximum Income Payment, or you annuitize the Contract. For more information on the Income Benefit and Income Payments, see “How Does the Income Benefit Work” and “What Happens During the Income Period?” in the Summary; “Risks Associated with the Income Benefit” in Risk Factors; and section 9.
Please read this prospectus before investing and keep it for future reference. The prospectus describes all material rights and obligations of purchasers under the Contract. It contains important information about the Contract and Allianz Life that you ought to know before investing. This prospectus is not an offering in any state, country, or jurisdiction in which we are not authorized to sell the Contracts. You should rely only on the information contained in this prospectus. We have not authorized anyone to give you different information.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. An investment in this Contract is not a deposit of a bank or financial institution and is not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal government agency. An investment in this Contract involves investment risk including the possible loss of principal.
Allianz Life Variable Account B is the Separate Account that contains the assets held in the AZL Government Money Market Fund. Additional information about the Separate Account has been filed with the SEC and is available upon written or oral request without charge. A Statement of Additional Information (SAI) dated the same date as this Form N-4 prospectus includes additional information about the Contract. The SAI is also filed with the SEC on Form N-4 under File Number 333-222815 and is incorporated by reference into this prospectus. The SAI is available without charge by contacting us at the telephone number or address listed at the back of this prospectus. The SAI’s table of contents appears after the Privacy and Security Statement in this prospectus. The prospectus and SAI are also available on our website at www.allianzlife.com. The prospectus, SAI and other Contract information are also available on the EDGAR database on the SEC’s website (www.sec.gov).
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for variable investment options available under your contract may no longer be sent by mail, unless you specifically request paper copies of the reports from Allianz Life or from your Financial Professional. Instead, the reports would be made available on a website, and you would be notified by mail each time a report is posted and provided with a website link to

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

access the report. If you already elected to receive shareholder reports electronically, you would not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Allianz Life electronically by contacting our Service Center at the toll-free telephone number listed at the back of this prospectus or by signing up for electronic delivery on our website at www.allianzlife.com/paperless. You may elect to receive all future reports in paper free of charge. You can inform Allianz Life that you wish to continue receiving paper copies of your shareholder reports by contacting your Financial Professional, or contacting our Service Center at the toll-free telephone number listed at the back of this prospectus. Your election to receive reports in paper will apply to all variable investment options available under your contract.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020
 6

Glossary
This prospectus is written in plain English. However, there are some technical words or terms that are capitalized and are used as defined terms throughout the prospectus. For your convenience, we included this glossary to define these terms.
Accumulated Alternate Interest – the sum of alternate interest earned for the entire time you own your Contract. We use the Accumulated Alternate Interest to calculate the Alternate Minimum Value for certain Contracts as stated in Appendix G. The alternate interest for each Index Year is equal to either 70% or 87.5% of the Index Option Base multiplied by the alternate interest rate. The alternate interest rate is stated in your Contract and does not change for the entire time you own your Contract.
Accumulation Phase – the first phase of your Contract before you apply your Contract Value to Annuity Payments. The Accumulation Phase begins on the Issue Date.
Alternate Minimum Value – for certain Contracts as stated in Appendix G, the guaranteed minimum Index Option Value we provide for each Crediting Method if you take a withdrawal (including Income Payments), annuitize the Contract, or transfer out of Index Options to the Variable Options, or if we pay a death benefit.
Annuitant – the individual upon whose life we base the Annuity Payments. Subject to our approval, the Owner designates the Annuitant, and can add a joint Annuitant for the Annuity Phase. There are restrictions on who can become an Annuitant.
Annuity Date – the date we begin making Annuity Payments to the Payee from the Contract.
Annuity Options – the annuity income options available to you under the Contract.
Annuity Payments – payments made by us to the Payee pursuant to the chosen Annuity Option.
Annuity Phase – the phase the Contract is in once Annuity Payments begin.
Beneficiary – the person(s) or entity the Owner designates to receive any death benefit, unless otherwise required by the Contract or applicable law.
Buffer – for any Index Option with the Index Precision Strategy or Index Performance Strategy, this is the negative Index Return that we absorb over the duration of a Term (which can be either one or three years) before applying a negative Performance Credit. We do not apply the Buffer annually on a 3-year Term Index Option. On the Issue Date we establish a Buffer for each Index Option with the Index Precision Strategy and Index Performance Strategy. However, if after the Issue Date we add a new Index Option to the Index Precision Strategy or Index Performance Strategy, we establish the Buffer for it on the date we add the Index Option to your Contract. Buffers are stated in your Contract and do not change once they are established.
Business Day – each day on which the New York Stock Exchange is open for trading, except, with regard to the AZL Government Money Market Fund, when it does not value its shares. Allianz Life is open for business on each day that the New York Stock Exchange is open. Our Business Day ends when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time.
Cap – for any Index Option with the Index Protection Strategy with Cap, Index Performance Strategy, or Index Guard Strategy, this is the upper limit on positive Index performance over the duration of a Term (which can be either one or three years) and the maximum potential Credit for an Index Option. We do not apply the Cap annually on a 3-year Term Index Option. On each Term Start Date, we set a Cap for each Index Option with the Index Protection Strategy with Cap, Index Performance Strategy, and Index Guard Strategy. The Caps applicable to your Contract are shown on the Index Options Statement.
Charge Base – the Contract Value on the preceding Quarterly Contract Anniversary (or the initial Purchase Payment received on the Issue Date if this is before the first Quarterly Contract Anniversary), adjusted for subsequent Purchase Payments and any Contract Value withdrawn. Withdrawal adjustments include all withdrawals (even Penalty-Free Withdrawals) and any amounts we withdraw for any Contract fees and expenses. We use the Charge Base to determine the next product and rider fees we deduct.
Contract – the individual flexible purchase payment index-linked and variable deferred annuity contract described by this prospectus.
Contract Anniversary – a twelve-month anniversary of the Issue Date or any subsequent Contract Anniversary.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Contract Value – the value of your Purchase Payments based on the returns of your selected Index Options reduced for previously assessed Contract fees and expenses, and withdrawals. On any Business Day, your Contract Value is the sum of your Index Option Value(s) and Variable Account Value. The Variable Account Value component of the Contract Value fluctuates each Business Day that money is held in the AZL Government Money Market Fund. The Index Option Value component of the Contract Value is adjusted on each Term End Date to reflect Credits, which can be negative with the Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy. A negative Credit means that you can lose principal and previous earnings. The Index Option Values with the Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy also reflect the Daily Adjustment on every Business Day other than the Term Start Date or Term End Date. The Contract Value reflects any previously deducted fees and charges, but does not reflect fees and charges that we would apply on liquidation. The cash surrender value reflects all fees and charges that we would apply on liquidation.
Contract Year – any period of twelve months beginning on the Issue Date or a subsequent Contract Anniversary.
Covered Person(s) – the person(s) upon whose age and lifetime(s) we base Income Payments as discussed in section 2. Covered Person(s) are based on the Eligible Person(s) and the Income Payment type you select on the Income Benefit Date.
Credit – the return you receive on the Term End Date from the Index Options. Credits may be positive, zero, or, in some instances, negative if you select the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy. A negative Credit means that you can lose principal and previous earnings.
Crediting Method – a method we use to calculate Credits for the Index Options.
Daily Adjustment – how we calculate Index Option Values on days other than the Term Start Date or Term End Date for each Index Option with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy as discussed in the Summary – What is the Daily Adjustment?; section 5, Valuing Your Contract – Daily Adjustment for the Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy; and Appendix B. The Daily Adjustment approximates the Index Option Value that will be available on the Term End Date. It is the estimated present value of the future Performance Credit that we will apply on the Term End Date.
Declared Protection Strategy Credit (DPSC) – the positive Credit you receive on a Term End Date for any Index Option with the Index Protection Strategy with DPSC if Index performance is zero or positive. You receive a Credit equal to the DPSC on the Term End Date if the current Index Value is equal to or greater than the Index Value on the Term Start Date. We set the DPSCs on each Term Start Date. The DPSCs provide predefined upside potential. The DPSCs applicable to your Contract are shown on the Index Options Statement.
Determining Life (Lives) – the person(s) designated at Contract issue and named in the Contract on whose life we base the guaranteed Traditional Death Benefit or Maximum Anniversary Value Death Benefit.
Eligible Person(s) – the person(s) whose age we use to determine each Income Percentage and Income Percentage Increase we use to determine the Lifetime Income Percentages we use to calculate Income Payments, and whose lifetime on which we base Income Payments. There are restrictions on who can become an Eligible Person as stated in section 2.
Excess Withdrawal – while you are taking Income Payments, this is the amount of any withdrawal you take during an Income Benefit Year that when added to other withdrawals and scheduled Income Payments is greater than your annual maximum Income Payment. Excess Withdrawals reduce your Contract Value, future Income Payments, Guaranteed Death Benefit Value, and may end your Contract. The Income Benefit is discussed in section 9.
Financial Professional – the person who advises you regarding the Contract.
Floor – for any Index Option with the Index Guard Strategy, this is the maximum amount of negative Index Return you absorb as a negative Performance Credit. On the Issue Date we establish a Floor for each Index Option with the Index Guard Strategy. However, if after the Issue Date we add a new Index Option to the Index Guard Strategy, we establish the Floor for it on the date we add the Index Option to your Contract. Floors are stated in your Contract and do not change once they are established.
Good Order – a request is in “Good Order” if it contains all of the information we require to process the request. If we require information to be provided in writing, “Good Order” also includes providing information on the correct form, with any required certifications, guarantees and/or signatures, and received at our Service Center after delivery to the correct mailing, email, or website address, which are all listed at the back of this prospectus. If you have questions about the

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

information we require, or whether you can submit certain information by fax, email or over the web, please contact our Service Center. If you send information by email or upload it to our website, we send you a confirmation number that includes the date and time we received your information.
Guaranteed Death Benefit Value – the guaranteed value that is available to your Beneficiary(s) on the first death of any Determining Life during the Accumulation Phase. The Guaranteed Death Benefit Value is either total Purchase Payments adjusted for withdrawals if you select the Traditional Death Benefit, or the Maximum Anniversary Value if you select the Maximum Anniversary Value Death Benefit. Withdrawal adjustments include all withdrawals (even Penalty-Free Withdrawals) and withdrawal charges, but not amounts we withdraw for other Contract fees and expenses.
Income Benefit – a benefit that is automatically included in your Contract at issue which is described in the Summary and section 9. Income Benefit has an additional rider fee and is intended to provide a payment stream for life in the form of partial withdrawals.
Income Benefit Anniversary – a twelve-month anniversary of the Income Benefit Date or any subsequent Income Benefit Anniversary. It is the date we determine Income Payment increases. Income Benefit Anniversaries always occur on Index Anniversaries.
Income Benefit Date – the date you choose to begin receiving Income Payments under the Income Benefit and the Income Period begins. The Income Benefit Date must be on an Index Anniversary.
Income Benefit Supplement – the supplement that must accompany this prospectus which contains the terms used to determine Income Payments for your Contract. The Income Benefit Supplement includes the Income Payment waiting period and the table showing the Income Percentages and Income Percentage Increases. We cannot change these terms for your Contract once they are established. We publish any changes to the Income Benefit Supplement at least seven calendar days before they take effect on our website at www.allianzlife.com/indexincomerates. The Income Benefit Supplement is also filed on EDGAR at www.sec.gov under Form S-1 File Number 333-230901. Historical Income Benefit Supplements are included in Appendix B to the Form N-4 SAI under File Number 333-222815.
Income Benefit Year – a twelve-month period beginning on the Income Benefit Date or a subsequent Income Benefit Anniversary.
Income Payments – the guaranteed payments we make to you under the Income Benefit for the lifetime(s) of the Covered Person(s) that are generally based on the Contract Value and Lifetime Income Percentage for the payment type you select. Payment types include single or joint payments under either the Level Income or Increasing Income payment options. However, if you choose the Level Income payout option and meet certain age requirements, your initial annual maximum Income Payment will not be less than the Level Income Guarantee Payment Percentage multiplied by your total Purchase Payments adjusted for withdrawals. Income Payments are discussed in section 9.
Income Percentages – amounts we use to determine the Lifetime Income Percentages. We establish Income Percentages for each payment type. Income Percentages are generally higher for single payments compared to joint, and for the Level Income payment option compared to Increasing Income. The Income Percentages are stated in the Income Benefit Supplement. Please see Appendix F for the Income Percentages for previous versions of the Income Benefit.
Income Percentage Increases – the amount that each Income Percentage can increase on each Index Anniversary up to and including the Income Benefit Date. We establish Income Percentage Increases for each Eligible Person based on their current age on the Index Effective Date. Income Percentage Increases are not available until the Eligible Person(s) reaches age 45. The Income Percentage Increases are stated in the Income Benefit Supplement. Please see Appendix F for the Income Percentage Increases for previous versions of the Income Benefit.
Income Period – the period your Contract is in if you take Income Payments. The Income Period occurs during the Accumulation Phase and starts on the Income Benefit Date.
Increasing Income – a payment option available under the Income Benefit. It provides Income Payment increases on each Income Benefit Anniversary during the Income Period if your selected Index Option(s) receives a Credit. These increases can continue even if your Contract Value reduces to zero or if your Income Payments are converted to Annuity Payments.
Index (Indexes) – one (or more) of the nationally recognized third-party broad based equity securities Indexes or exchange-traded fund available to you under your Contract. The Indexes are described in Appendix A.
Index Anniversary – a twelve-month anniversary of the Index Effective Date or any subsequent Index Anniversary. It is the date we apply Income Percentage Increases.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Index Effective Date – the first day we allocate assets to an Index Option and we establish Income Percentage Increases for each Eligible Person. The Index Effective Date is stated on the Index Options Statement and starts the first Index Year. When you purchase this Contract you select the Index Effective Date as discussed in section 3, Purchasing the Contract – Allocation of Purchase Payments and Contract Value Transfers.
Index Guard Strategy – one of the Crediting Methods available before the Income Period described in the Summary; and in section 5, Valuing Your Contract – Calculating Credits. The Index Guard Strategy calculates Performance Credits based on Index Returns subject to a Cap and Floor. You can receive negative Performance Credits under this Crediting Method, which means you can lose principal and previous earnings. The Index Guard Strategy is more sensitive to smaller negative market movements that persist over time because the Floor reduces the impact of large negative market movements. In an extended period of smaller negative market returns, the risk of loss is greater with the Index Guard Strategy than with the Index Performance Strategy and Index Precision Strategy.
Index Option – the index-linked investment options to which you can allocate Purchase Payments or transfer Contract Value. Each Index Option is the combination of an Index, a Crediting Method, and a Term.
Index Option Base – an amount we use to calculate Credits and the Daily Adjustment. The Index Option Base is equal to the amounts you allocate to an Index Option adjusted for withdrawals, Contract fees and expenses, transfers into or out of the Index Option, and the application of any Credits.
Index Option Value – on any Business Day it is equal to the portion of your Contract Value in a particular Index Option. We establish an Index Option Value for each Index Option you select. Each Index Option Value includes any Credits from previous Term End Dates and reflects deduction of any previously assessed contract maintenance charge, product fee, rider fee, and withdrawal charge. On each Business Day other than the Term Start Date or Term End Date, each Index Option Value with the Index Precision Strategy, Index Performance Strategy, or Index Guard Strategy also includes the Daily Adjustment.
Index Options Statement – the account statement we mail to you on the Index Effective Date and each Index Anniversary thereafter. On the Index Effective Date, the statement shows the initial Index Values, DPSCs, Precision Rates, and Caps for the Index Options you selected. On each Index Anniversary, the statement shows the new Index Values, Credits received, and renewal DPSCs, Precision Rates, and Caps that are effective for the next Term for the Index Options you selected that have reached their Term End Date. For any 3-year Term Index Option you selected that has not reached its Term End Date the statement shows the current Index Anniversary’s Index Option Value, which includes the Daily Adjustment. During the Accumulation Phase and before the Income Period, the statement will also show the current Lifetime Income Percentages for each payment type available under the Income Benefit. During the Income Period it will show the maximum Income Payment available for the next year.
Index Performance Strategy – one of the Crediting Methods available before the Income Period described in the Summary; and in section 5, Valuing Your Contract – Calculating Credits. This is the only Crediting Method that offers 3-year Terms. The Index Performance Strategy calculates Performance Credits based on Index Returns subject to a Cap and Buffer. You can receive negative Performance Credits under this Crediting Method, which means you can lose principal and previous earnings. The Index Performance Strategy is more sensitive to large negative market movements because small negative market movements are absorbed by the Buffer. In a period of extreme negative market performance, the risk of loss is greater with the Index Performance Strategy than with the Index Guard Strategy.
Index Precision Strategy – one of the Crediting Methods available before the Income Period described in the Summary; and in section 5, Valuing Your Contract – Calculating Credits. The Index Precision Strategy calculates Performance Credits based on Index Values and Index Returns subject to the Precision Rate and Buffer. You can receive negative Performance Credits under this Crediting Method, which means you can lose principal and previous earnings. The Index Precision Strategy may perform best in periods of small positive market movements because the Precision Rates will generally be greater than the DPSCs, but less than the Index Performance Strategy Caps. The Index Precision Strategy is more sensitive to large negative market movements because small negative market movements are absorbed by the Buffer. In a period of extreme negative market performance, the risk of loss is greater with the Index Precision Strategy than with the Index Guard Strategy.
Index Protection Strategy with DPSC – one of the Crediting Methods available during the entire Accumulation Phase, including the Income Period, described in the Summary; and in section 5, Valuing Your Contract – Calculating Credits. The Index Protection Strategy with DPSC provides Credits equal to the DPSCs on the Term End Date if the current Index

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Value is equal to or greater than the Index Value on the Term Start Date. The Index Protection Strategy with DPSC does not allow negative Credits, and offers the least growth opportunity as DPSCs will generally be less than Precision Rates and Caps.
Index Protection Strategy with Cap – one of the Crediting Methods available during the entire Accumulation Phase, including the Income Period, described in the Summary; and in section 5, Valuing Your Contract – Calculating Credits. The Index Protection Strategy with Cap provides a Protection Credit based on Index Returns subject to a Cap, but does not allow negative Credits. The Index Protection Strategy with Cap offers more growth opportunity than Index Protection Strategy with DPSC, but less than Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy.
Index Return – the percentage change in Index Value from the Term Start Date to the Term End Date, which we use to determine the Protection Credits for any Index Option with the Index Protection Strategy with Cap, Performance Credits for any Index Option with the Index Performance Strategy or Index Guard Strategy, and negative Performance Credits for any Index Option with the Index Precision Strategy. The Index Return is the Index Value on the Term End Date, minus the Index Value on the Term Start Date, divided by the Index Value on the Term Start Date.
Index Value – an Index’s price at the end of the Business Day on the Term Start Date and Term End Date as provided by Bloomberg or another market source if Bloomberg is not available.
Index Year – a twelve-month period beginning on the Index Effective Date or a subsequent Index Anniversary.
Issue Date – the date we issue the Contract. The Issue Date is stated in your Contract and starts your first Contract Year. Contract Anniversaries and Contract Years are measured from the Issue Date.
Joint Owners – the two person(s) designated at Contract issue and named in the Contract who may exercise all rights granted by the Contract. Joint Owners must be spouses within the meaning of federal tax law.
Level Income – an Income Benefit payment option that provides an automatic annual increase to your Income Payments if your Contract Value increases from one Income Benefit Anniversary to the next during the Income Period.
Level Income Guarantee Payment Percentage – the minimum percentage of total Purchase Payments adjusted for withdrawals you can receive as an Income Payment if you choose the Level Income payout option and meet certain age requirements as stated in section 9 – Calculating Your Income Payments.
Lifetime Income Percentage – the maximum percentage of Contract Value you can receive as an Income Payment on the Income Benefit Date. The Lifetime Income Percentages available to you before the Income Period are stated on the Index Options Statement.
Lock Date – for any Index Option with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy, this is the Business Day we execute a Performance Lock and capture an Index Option Value (which includes the Daily Adjustment) before the Term End Date.
Maximum Anniversary Value – the highest Contract Value on any Index Anniversary before age 91, adjusted for subsequent Purchase Payments and withdrawals, used to determine the Maximum Anniversary Value Death Benefit as discussed in the Summary and section 10. Withdrawal adjustments include all withdrawals (even Penalty-Free Withdrawals) and withdrawal charges, but not amounts we withdraw for other Contract fees and expenses.
Maximum Anniversary Value Death Benefit – an optional benefit described in the Summary and section 10 that has an additional rider fee and is intended to potentially provide a death benefit greater than the Traditional Death Benefit. The Maximum Anniversary Value Death Benefit can only be added to a Contract at issue.
Non-Qualified Contract – a Contract that is not purchased under a pension or retirement plan that qualifies for special tax treatment under sections of the Code.
Owner – “you,” “your” and “yours.” The person(s) or entity designated at Contract issue and named in the Contract who may exercise all rights granted by the Contract.
Payee – the person or entity who receives Annuity Payments during the Annuity Phase.
Penalty-Free Withdrawals – withdrawals you take under the free withdrawal privilege or waiver of withdrawal charge benefit, payments you take under our minimum distribution program, and Income Payments. Penalty-Free Withdrawals are not subject to a withdrawal charge.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Performance Lock – a feature that allows you to capture the current Index Option Value during the Term for any Index Option with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy. A Performance Lock applies to the total Index Option Value in an Index Option, and not just a portion of that Index Option Value. After the Lock Date, Daily Adjustments do not apply to a locked Index Option for the remainder of the Term and the Index Option Value will not receive a Performance Credit on the Term End Date.
Performance Credit – the Credit you receive on a Term End Date for any Index Option with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy. We base Performance Credits on Index Values and Index Returns limited by the Precision Rate, Cap, Buffer, and Floor, as applicable. Performance Credits can be negative, which means you can lose principal and previous earnings.
Precision Rate – the positive Performance Credit you receive for any Index Option with the Index Precision Strategy if Index performance is zero or positive. You receive a Performance Credit equal to the Precision Rate on the Term End Date if the current Index Value is equal to or greater than the Index Value on the Term Start Date. We set a Precision Rate for each Index Precision Strategy Index Option on each Term Start Date. The Precision Rates applicable to your Contract are shown on the Index Options Statement.
Protection Credit – the Credit you receive on the Term End Date for any Index Option with the Index Protection Strategy with Cap. We base Protection Credits on positive Index Returns limited by the Cap. Protection Credits cannot be negative.
Proxy Investment – provides a current estimate of what the Performance Credit will be on the Term End Date taking into account any applicable Precision Rate, Cap, Buffer, or Floor. We use the Proxy Investment to calculate the Daily Adjustment on Business Days other than the Term Start Date or Term End Date. For more information, see Appendix B.
Proxy Value – the hypothetical value of the Proxy Investment used to calculate the Daily Adjustment as discussed in Appendix B.
Purchase Payment – the money you put into the Contract.
Qualified Contract – a Contract purchased under a pension or retirement plan that qualifies for special tax treatment under sections of the Code (for example, 401(a) and 401(k) plans), Individual Retirement Annuities (IRAs), or Tax-Sheltered Annuities (referred to as TSA contracts). Currently, we issue Qualified Contracts that may include, but are not limited to Roth IRAs, traditional IRAs and Simplified Employee Pension (SEP) IRAs.
Quarterly Contract Anniversary – the day that occurs three calendar months after the Issue Date or any subsequent Quarterly Contract Anniversary.
Separate Account – Allianz Life Variable Account B is the Separate Account that issues the variable investment portion of your Contract. It is a separate investment account of Allianz Life. The Separate Account holds the shares of the AZL Government Money Market Fund subaccounts that underlie the Contracts. The Separate Account is divided into subaccounts, each of which invests exclusively in a variable investment option. The only currently available variable investment option is the AZL Government Money Market Fund. The Separate Account is registered with the SEC as a unit investment trust, and may be referred to as the Registered Separate Account.
Service Center – the area of our company that issues Contracts and provides Contract maintenance and routine customer service. Our Service Center address and telephone number are listed at the back of this prospectus. The address for mailing applications and/or checks for Purchase Payments may be different and is also listed at the back of this prospectus.
Term – The period of time, from the Term Start Date to the Term End Date, in which we measure Index Return to determine Credits.
Term End Date – The day on which a Term ends and we apply Credits. A Term End Date may only occur on an Index Anniversary. If a Term End Date does not occur on a Business Day, we consider it to occur on the next Business Day.
Term Start Date – The day on which a Term begins and we set the DPSCs, Precision Rates, and Caps for an Index Option. A Term Start Date may only occur on the Index Effective Date or an Index Anniversary. If a Term Start Date does not occur on a Business Day, we consider it to occur on the next Business Day.
Traditional Death Benefit – the guaranteed death benefit automatically provided by the Contract for no additional fee described in the Summary and section 10.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Valid Claim – the documents we require to be received in Good Order at our Service Center before we pay any death claim. This includes the death benefit payment option, due proof of death, and any required governmental forms. Due proof of death includes a certified copy of the death certificate, a decree of court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
Variable Account Value – on any Business Day, it is the value of the shares in the AZL Government Money Market Fund subaccounts which hold your Purchase Payments until the Index Effective Date or the next Index Anniversary. We create an AZL Government Money Market Fund subaccount for each of your selected Index Options. The Variable Account Value includes the deduction of the AZL Government Money Market Fund’s operating expenses, and any previously assessed contract maintenance charge, product fee, rider fee, and withdrawal charge.
Withdrawal Charge Basis – the total amount under your Contract that is subject to a withdrawal charge as discussed in section 6, Expenses – Withdrawal Charge.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Summary
The Index Advantage Income® is a product that offers index-linked investment options and allows you to defer taking regular fixed periodic payments (Annuity Payments) to a future date. During the first phase of your Contract (Accumulation Phase) your Contract Value fluctuates based on the performance of your selected Index Options and the AZL Government Money Market Fund (for Purchase Payments that have not yet been transferred to the Index Options) and deduction of Contract fees and expenses. During this phase you can make additional Purchase Payments until you request Income Payments, you can take withdrawals, and if you die we pay a death benefit to your named Beneficiary(s). If you request Income Payments, your Contract will enter the Income Period. The Income Period occurs during the Accumulation Phase. If you request Annuity Payments the Accumulation Phase and Income Period (if applicable) ends and the Annuity Phase begins. Annuity Payments are fixed payments we make based on the Annuity Option you select and your Contract Value.
Purchasing a Contract: Key Features at a Glance
Issue Age (see section 3)	On the date we issue the Contract (the Issue Date), all Owners and the Annuitant must be:
• age 80 or younger if you select the Traditional Death Benefit, or
• age 75 or younger if you select the Maximum Anniversary Value Death Benefit.
The Owner is the person or entity designated at issue who may exercise all Contract rights. The Annuitant is the individual upon whose life we base Annuity Payments.
Purchase Payment Standards (see section 3)	• $5,000 minimum initial Purchase Payment due on the Issue Date.
• We restrict additional Purchase Payments during the Accumulation Phase. Each Index Year before the Income Period you cannot add more than your initial amount without our prior approval. An Index Year is a twelve-month period beginning on the Index Effective Date or a subsequent Index Anniversary. Your initial amount is all Purchase Payments received before the first Quarterly Contract Anniversary (the day that occurs three calendar months after the Issue Date or any subsequent Quarterly Contract Anniversary) of the first Contract Year. We allow you to add up to the initial amount in the remainder of the first Index Year, and each Index Year thereafter before the Income Period begins. The minimum additional Purchase Payment we will accept is $50.
• $1 million maximum in total Purchase Payments unless we give prior approval for a higher amount.
• We do not accept additional Purchase Payments during the Income Period or the Annuity Phase.
Allocation of Purchase Payments and Contract Value Transfers (see section 3)	You can allocate your Purchase Payments to any or all of the Index Options available under your Contract. We only allow assets to move into the Index Options on the Index Effective Date and on subsequent Index Anniversaries.
• As a result, we hold Purchase Payments in the AZL Government Money Market Fund until we transfer them to your selected Index Options according to your instructions. For additional Purchase Payments we receive after the Index Effective Date, we transfer the amounts held in the AZL Government Money Market Fund to your selected Index Options on the next Index Anniversary. However, you cannot allocate Purchase Payments to the AZL Government Money Market Fund.
• On each Index Option’s Term End Date, you can transfer Index Option Value (the portion of your Contract Value in a particular Index Option) between Index Options.
• We do not allow assets to move into an established 3-year Term Index Option until the Term End Date. If you have a 3-year Term Index Option and you instruct us to move assets to it on or before the second Index Anniversary of the 3-year Term, we will start a new 3-year Term Index Option with a new Term Start Date and move those assets to it according to your instructions.
• Purchase Payments you allocate to an Index Option must be held in the Index Option for the full Term before they can receive a Credit. Therefore, additional Purchase Payments we receive after the Index Effective Date that you allocate to a 1-year Term Index Option are not eligible to receive a Credit until the second Index Anniversary after we receive them, or the fourth Index Anniversary after we receive them for allocations to a 3-year Term Index Option.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Purchasing a Contract: Key Features at a Glance
Daily Adjustment (see “What is the Daily Adjustment?” in this Summary and section 5)	The Daily Adjustment is how we calculate Index Option Values on days other than the Term Start Date or Term End Date for each Index Option with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy. The Daily Adjustment approximates the Index Option Value that will be available on the Term End Date. It is the estimated present value of the future Performance Credit that we will apply on the Term End Date. The Daily Adjustment takes into account any Index gains subject to the Precision Rate or Cap, or either any Index losses greater than the Buffer or Index losses down to the Floor, but in the form of the estimated present value. Therefore, the Daily Adjustment could result in a loss beyond the protection of the Buffer or Floor.
Performance Lock (see “What is the Performance Lock?” in this Summary and section 5)	A feature that allows you to capture the current Index Option Value during the Term for any Index Option with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy. If we execute a Performance Lock for an Index Option we do not apply the Daily Adjustment to it for the remainder of the Term and the Index Option Value will not receive a Performance Credit on the Term End Date.
Product and Rider Fees (see the Fee Tables and section 6)	Accrued daily and deducted on each Quarterly Contract Anniversary. Each fee is calculated as a percentage of the Charge Base (the Contract Value on the preceding Quarterly Contract Anniversary, adjusted for subsequent Purchase Payments and withdrawals).
• Product fee is 1.25%.
• Rider fee is 0.70% for the Income Benefit.
• Rider fee is 0.20% for the Maximum Anniversary Value Death Benefit. If you select this benefit, you will pay 2.15% in total annual Contract fees (product fee plus the rider fees).
Other Contract Fees and Expenses (see the Fee Tables and section 6)	• An 8.5% declining withdrawal charge applies to withdrawals taken within six years after receipt of each Purchase Payment during the Accumulation Phase, and during the Income Period to Excess Withdrawals (the amount of any withdrawal taken during an Index Year that when added to other withdrawals and scheduled Income Payments is greater than your annual maximum Income Payment).
• $50 contract maintenance charge assessed annually if the total Contract Value is less than $100,000.
• AZL Government Money Market Fund operating expenses before fee waivers and expense reimbursements of 0.88% of the average daily net assets.
You can withdraw your Contract Value, subject to any applicable withdrawal charge, and federal and state taxation. Withdrawals taken before age 59 1⁄2 may also be subject to a 10% additional federal tax.
Free Withdrawal Privilege (see section 7)	Allows you to withdraw 10% of your total Purchase Payments each Contract Year during the Accumulation Phase and before the Income Period without incurring a withdrawal charge. A Contract Year is any period of twelve months beginning on the Issue Date or a subsequent Contract Anniversary. A Contract Anniversary is a twelve-month anniversary of the Issue Date or any subsequent Contract Anniversary.
• Any unused free withdrawal privilege in one Contract Year is not added to the amount available in the next Contract Year.
• If you withdraw more than the free withdrawal privilege we will assess a withdrawal charge if the withdrawal is taken from a Purchase Payment we received within the last six years.
• Not available if you take a full withdrawal of your total Contract Value or during the Income Period.
Systematic Withdrawal Program (see section 7)	Before the Income Period, it provides automatic withdrawals of at least $100 to you at a frequency you select. withdrawals:
• reduce the amount available under the free withdrawal privilege, and
• are subject to a withdrawal charge if you exceed the free withdrawal privilege.
Minimum Distribution Program (see section 7)	If you own an Individual Retirement Annuity (IRA) or SEP IRA Contract, this program provides payments to you designed to meet the Code’s minimum distribution requirements. withdrawals:
• reduce the amount available under the free withdrawal privilege before the Income Period, but
• are not subject to a withdrawal charge if you exceed the free withdrawal privilege before the Income Period, and are not considered to be an Excess Withdrawal during the Income Period.
Waiver of Withdrawal Charge Benefit (see section 7)	In most states, this benefit allows you to take a withdrawal without incurring a withdrawal charge if you are confined to a nursing home for a period of at least 90 consecutive days.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Purchasing a Contract: Key Features at a Glance
Annuity Payments (see section 8)	Annuity Payments can provide a guaranteed lifetime fixed income stream with certain tax advantages. We designed the Annuity Payments for Owners who no longer need immediate access to Contract Value to meet their short-term income needs.
• We offer five Annuity Options that provide payments for life, life and term certain, or life with refund.
• We base Annuity Payments on your Contract Value, the Annuity Option you select, and the lifetime and age of the Annuitant(s).
• For an individually owned Contract, Annuity Payments can be either single or joint.
Income Benefit (see “How Does the Income Benefit Work?” later in this Summary and section 9)	The Income Benefit (0.70% rider fee) is automatically included in your Contract. It provides guaranteed lifetime Income Payments based on a percentage of your Contract Value.
• Once the Income Payment waiting period has expired, Income Payments can begin as early as age 50 or as late as age 100.
• Unlike Annuity Payments, the Income Benefit allows access to your Contract Value and death benefit for a period of time after Income Payments begin.
• Once Income Payments begin your Crediting Methods are limited to the Index Protection Strategy with DPSC and Index Protection Strategy with Cap.
• If you no longer want or need the Income Benefit, you can remove it from your Contract on or after the third Index Anniversary if you have not begun Income Payments and your Contract Value is positive. If you remove the Income Benefit, we stop assessing the Income Benefit rider fee.

For information on the terms used to determine your Income Payments, please see the Income Benefit Supplement.
Death Benefit (see section 10)	When you purchase the Contract you select either the Traditional Death Benefit (no additional fee) or the Maximum Anniversary Value Death Benefit (0.20% rider fee). In either case, the death benefit is paid upon the first death of any Determining Life during the Accumulation Phase.
• We establish the Determining Lives at Contract issue and they generally do not change unless there is a divorce or you establish a Trust.
• The Determining Life (or Lives) is either the Owner(s) or the Annuitant if the Owner is a non-individual.If a Determining Life dies during the Accumulation Phase your Beneficiary(s) will receive the greater of the Contract Value or the Guaranteed Death Benefit Value. The Guaranteed Death Benefit Value is either:
• total Purchase Payments adjusted for withdrawals if you select the Traditional Death Benefit, or
• the Maximum Anniversary Value (the highest Contract Value on any Index Anniversary before age 91, adjusted for subsequent Purchase Payments and withdrawals) if you select the Maximum Anniversary Value Death Benefit.
• Withdrawals (including Income Payments) reduce your Guaranteed Death Benefit Value proportionately, which means this value may be reduced by more than the amount withdrawn.
• The Maximum Anniversary Value Death Benefit cannot be less than the Traditional Death Benefit, but they can be equal.
• If you change Owner(s) the death benefit may be reduced to Contract Value.
Material Contract Variations (see Appendix H)	The product or certain product features may not currently be available in all states or all Contracts, may vary in your state, or may not be available from all selling firms or from all Financial Professionals. Your Financial Professional can also provide information regarding availability of Index Options.
Customer Service (see the last page of this prospectus)	If you need customer service (for Contract changes, information on Contract Values, requesting a withdrawal or transfer, changing your allocation instructions, etc.) please contact our Service Center at (800) 624-0197. Our Service Center is the area of our company that issues Contracts and provides Contract maintenance and routine customer service. You can also contact us by:
• mail at Allianz Life Insurance Company of North America, P.O. Box 561,
Minneapolis, MN 55440-0561, or
• email at Contact.Us@allianzlife.com.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Who Should Consider Purchasing the Contract?
We designed the Contract for people who are looking for guaranteed lifetime income with continued access to Contract Value and a death benefit for a period of time, and a level of protection for their principal while providing potentially higher returns than are available on traditional fixed annuities. This Contract is not intended for someone who is seeking complete protection from downside risk, nor someone who is seeking unlimited investment potential.
We offer other annuity contracts that may address your investment and retirement needs. These contracts include variable annuities, registered index-linked annuities and fixed index annuities. These annuity products may offer different features and benefits more appropriate for your needs, including allocation options, fees and/or expenses that are different from those in the Contract offered by this prospectus. Not every contract is offered through every Financial Professional. Some Financial Professionals or selling firms may not offer and/or limit offering of certain features and benefits, as well as limit the availability of the contracts based on criteria established by the Financial Professional or selling firm. For more information about other annuity contracts, please contact your Financial Professional.
For example, these other annuity contracts may have different Index Options, and different rates and minimums for the DPSCs, Precision Rates, Caps, Buffers, and Floors. DPSCs, Precision Rates, and Caps may also be affected, positively or negatively, by expenses we incur in providing other contract features. For example, a product that deducts fees and expenses from Index Options may have higher DPSCs, Precision Rates, and Caps than a contract that deducts fees and expenses only from variable investment options.
How Do the Crediting Methods Work?
All Crediting Methods provide a Credit on the Term End Date based on Index Values and Index Returns. The Index Value is the Index’s price at the end of the Business Day on the Term Start Date and Term End Date, which we use to calculate the Index Return. A Business Day is each day the New York Stock Exchange is open for trading and it ends when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time. All of the Crediting Methods offer 1-year Term Index Options, but only the Index Performance Strategy also offers 3-year Term Index Options.
The Index Protection Strategy with DPSC provides a Credit equal to the DPSC if the Index Value on the Term End Date is equal to or greater than the Index Value on the Term Start Date, regardless of the amount of actual Index Return. If the current Index Value is less than it was on the Term Start Date you do not receive a negative Credit.
The Index Protection Strategy with Cap provides a Protection Credit.
•	If the Index Return is positive, the Protection Credit is equal to the Index Return up to the Cap.
•	If the Index Value on the Term End Date is equal to or less than the Index Value on the Term Start Date, the Protection Credit is zero.
The Index Precision Strategy provides a Performance Credit.
•	If the Index Value on the Term End Date is equal to or greater than the Index Value on the Term Start Date, regardless of the amount of actual Index Return, the Performance Credit is equal to the Precision Rate.
•	If the Index Return is negative and the loss is:
–	less than or equal to the Buffer, the Performance Credit is zero. We absorb any loss up to the Buffer.
–	greater than the Buffer, the negative Performance Credit is equal to the negative Index Return in excess of the Buffer. You participate in any losses beyond the Buffer.
The Index Guard Strategy also provides a Performance Credit.
•	If the Index Return is positive, the Performance Credit is equal to the Index Return up to the Cap.
•	If the Index Value on the Term End Date is equal to the Index Value on the Term Start Date, the Performance Credit is zero.
•	If the Index Return is negative, the negative Performance Credit is equal to the negative Index Return down to the Floor. You participate in any losses down to the Floor. We absorb any negative Index Return beyond the Floor.
The Index Performance Strategy also provides a Performance Credit.
•	If the Index Return is positive, the Performance Credit is equal to the Index Return up to the Cap. We apply the Cap for the entire Term length; we do not apply the Cap annually on a 3-year Term Index Option. If we do not declare a Cap (“uncapped”) for a 3-year Term Index Option the Performance Credit is equal to the Index Return.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

•	If the Index Value on the Term End Date is equal to the Index Value on the Term Start Date, the Performance Credit is zero.
•	If the Index Return is negative and the loss is:
–	less than or equal to the Buffer, the Performance Credit is zero. We absorb any loss up to the Buffer. We apply the Buffer for the entire Term length; we do not apply the Buffer annually on a 3-year Term Index Option.
–	greater than the Buffer, the negative Performance Credit is equal to the negative Index Return in excess of the Buffer. You participate in any losses beyond the Buffer.
A more detailed description of how we calculate Credits, including numerical examples, is included in section 5, Valuing Your Contract – Calculating Credits.
• The Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy allow negative Performance Credits. A negative Performance Credit means you can lose principal and previous earnings. These losses could be significant.
• Because we calculate Index Returns only on a single date in time, you may experience negative or flat performance even though the Index you selected for a given Crediting Method experienced gains through some, or most, of the Term.
• If a 3-year Term Index Option is uncapped for one Term it does not mean that we will not declare a Cap for it on future Term Start Dates. On the next Term Start Date we can declare a Cap for the next Term, or declare it to be uncapped.
How Do the Crediting Methods Compare?
The Crediting Methods have different risk and return potentials.
What is the asset protection?
Index Protection Strategy with DPSC	• Most protection. • If the Index loses value, you do not receive a negative Credit.
Index Protection Strategy with Cap	• Most protection. • If the Index loses value, you do not receive a negative Credit.
Index Precision Strategy	• Less protection than the Index Protection Strategy with DPSC, Index Protection Strategy with Cap, and Index Guard Strategy. Protection may be more or less than what is available with the Index Performance Strategy depending on Buffers.
• Buffer absorbs a percentage of loss, but you receive a negative Performance Credit for losses greater than the Buffer.
• Potential for large losses in any Term.
• More sensitive to large negative market movements because small negative market movements are absorbed by the Buffer. In a period of extreme negative market performance, the risk of loss is greater with the Index Precision Strategy than with the Index Guard Strategy.
Index Guard Strategy	• Less protection than the Index Protection Strategy with DPSC and Index Protection Strategy with Cap, but more than Index Precision Strategy and Index Performance Strategy.
• Permits a negative Performance Credit down to the Floor.
• Protection from significant losses.
• More sensitive to smaller negative market movements that persist over time because the Floor reduces the impact of large negative market movements.
• In an extended period of smaller negative market returns, the risk of loss is greater with the Index Guard Strategy than with the Index Performance Strategy and Index Precision Strategy.
• Provides certainty regarding the maximum loss in any Term.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

What is the asset protection?
Index Performance Strategy	• Less protection than the Index Protection Strategy with DPSC, Index Protection Strategy with Cap, and Index Guard Strategy. Protection may be more or less than what is available with the Index Precision Strategy depending on Buffers.
• Buffers may be different between 1-year and 3-year Terms.
• Buffer absorbs a percentage of loss, but you receive a negative Performance Credit for losses greater than the Buffer.
• Potential for large losses in any Term.
• More sensitive to large negative market movements because small negative market movements are absorbed by the Buffer. In a period of extreme negative market performance, the risk of loss is greater with the Index Performance Strategy than with the Index Guard Strategy.
• In extended periods of moderate to large negative market performance, 3-year Terms may provide less protection than the 1-year Terms because, in part, the Buffer is applied over a longer period of time.

What is the growth opportunity?
Index Protection Strategy with DPSC	• Growth opportunity limited by the DPSCs.
• Least growth opportunity.
• May perform best in periods of small positive market movements.
• DPSCs will generally be less than the Precision Rates and Caps.
Index Protection Strategy with Cap	• Growth opportunity limited by the Caps.
• May perform best in periods of small positive market movements.
• Generally more growth opportunity than the Index Protection Strategy with DPSC, but less than the Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy.
• Caps will generally be greater than DPSCs, but less than the Precision Rates and Caps for the Index Guard Strategy and Index Performance Strategy.
Index Precision Strategy	• Growth opportunity limited by the Precision Rates.
• May perform best in periods of small positive market movements.
• Generally more growth opportunity than the Index Protection Strategy with DPSC and Index Protection Strategy with Cap, but less than the Index Performance Strategy.
• Growth opportunity may be more or less than the Index Guard Strategy depending on Precision Rates and Caps.
Index Guard Strategy	• Growth opportunity limited by the Caps.
• May perform best in a strong market.
• Growth opportunity that generally may be matched or exceeded only by the Index Performance Strategy. However, growth opportunity may be more or less than the Index Precision Strategy or Index Performance Strategy depending on Precision Rates and Caps.
Index Performance Strategy	• Growth opportunity limited by the Caps. If we do not declare a Cap for a 3-year Term there is no maximum limit on the positive Index Return for that Index Option.
• May perform best in a strong market.
• Generally the most growth opportunity. However, growth opportunity may be less than the Index Precision Strategy or Index Guard Strategy depending on Precision Rates and Caps.

What can change within a Crediting Method?
Index Protection Strategy with DPSC	• Renewal DPSCs for existing Contracts can change on each Term Start Date. • DPSCs are subject to a 0.50% minimum.
Index Protection Strategy with Cap	• Renewal Caps for existing Contracts can change on each Term Start Date. • Caps are subject to a 0.50% minimum.
Index Precision Strategy	• Renewal Precision Rates for existing Contracts can change on each Term Start Date. • Precision Rates are subject to a 3% minimum, and Buffers are subject to a 5% minimum.
Index Guard Strategy	• Renewal Caps for existing Contracts can change on each Term Start Date. • Caps are subject to a 3% minimum, and Floors are subject to a -25% minimum.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

What can change within a Crediting Method?
Index Performance Strategy	• Renewal Caps for existing Contracts can change on each Term Start Date.
• Caps are subject to a 3% minimum for a 1-year Term and 5% minimum for a 3-year Term, and Buffers are subject to a 5% minimum.

• For any Index Option with the Index Precision Strategy or Index Performance Strategy, you participate in any negative Index Return in excess of the Buffer, which reduces your Contract Value. For example, if we set the Buffer at 5% we would absorb the first -5% of Index Return and you could lose up to 95% of the Index Option Value. However, for any Index Option with the Index Guard Strategy, we absorb any negative Index Return in excess of the Floor. For example, if we set the Floor at -25%, your maximum loss would be limited to -25% of the Index Option Value due to negative Index Returns.
• The minimum Buffer and Floor are the least amount of protection that you could receive from negative Index Returns for any Index Option with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy.
• DPSCs, Precision Rates, and Caps as set by us from time-to-time may vary substantially based on market conditions. However, in extreme market environments, it is possible that all DPSCs, Precision Rates, and Caps will be reduced to their respective minimums of 0.50%, 3%, or 5% as stated above.
• DPSCs, Precision Rates, Caps, Buffers, and Floors can be different from Index Option to Index Option. For example, Caps for the Index Performance Strategy 1-year Terms can be different between the S&P 500® Index and the Nasdaq-100® Index, and Caps for the S&P 500® Index can be different between 1-year and 3-year Terms on the Index Performance Strategy, and between the 1-year Terms for the Index Guard Strategy and Index Performance Strategy. They may also be different from Contract-to-Contract depending on the Index Effective Date and the state of issuance.
Bar Chart Examples of the Crediting Methods Performance
The following hypothetical examples show conceptually how the Crediting Methods might work in different market environments and assume no change in the hypothetical DPSCs, Precision Rates, or Caps. All values below are for illustrative purposes only. The examples do not reflect any DPSCs, Precision Rates, Caps, Buffers, or Floors that may actually apply to a Contract. The examples do not predict or project the actual performance of the Index Advantage Income®. Although an Index or Indexes will affect your Index Option Values, the Index Options do not directly participate in any stock or equity investment and are not a direct investment in an Index. The Index Values do not include the dividends paid on the stocks comprising an Index. An allocation to an Index Option is not a purchase of shares of any stock or index fund. These examples do not reflect deduction of the Contract fees and expenses. Historical Index Option performance information is also included in Appendix D.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Can the Crediting Methods, Terms, or Indexes Change?
We can add new Crediting Methods, Terms, and Indexes to your Contract in the future, and you can allocate Purchase Payments or transfer Contract Value to them on the next Index Anniversary after we make them available to you. Once we add a Crediting Method to your Contract we cannot remove it, or change how it calculates Credits. If we add a new Index Option to your Contract, we cannot change its Buffer or Floor after it is established. However, we can change the renewal DPSCs, Precision Rates, and Caps associated with any Index Option on each Term Start Date.
Once we add an Index to your Contract, we cannot remove it without simultaneously replacing or substituting it. Index replacements and substitutions can occur either on a Term Start Date, Term End Date, or during a Term. If we substitute an Index during a Term, we will combine the return of the previously available substituted Index with the return of the new Index. However, if we substitute an Index, we do not change the Buffers or Floors applicable to your Contract, or the current DPSCs, Precision Rates, or Caps that we set on the Term State Date. Any changes to the DPSCs, Precision Rates, or Caps for the new substituted Index will occur at the next regularly scheduled Term Start Date. For more information, see Risk Factors – Substitution of an Index.
Historical information on the DPSCs, Precision Rates, Caps, Buffers, and Floors is provided in Appendix C. This information is for historical purposes only and is not a representation as to future DPSCs, Precision Rates, Caps, Buffers, or Floors.
When Does Allianz Establish the Values Used to Determine Index Credits?
We establish the Buffers and Floors for your Contract on the Issue Date. However, if we add a new Index Option to your Contract after the Issue Date, we establish the Buffer or Floor for it on the date we add the Index Option to your Contract. Your actual Buffers and Floors are stated in your Contract and cannot change once they are established.
Once we establish the initial DPSCs, Precision Rates, and Caps for a Contract they cannot change until the next Term Start Date. We can change the renewal DPSCs, Precision Rates, and Caps for an existing Contract on each Term Start Date, in our discretion. Your initial and renewal DPSCs, Precision Rates, and Caps are stated in your Index Options Statement, which is the account statement we mail to you on the Index Effective Date and each Index Anniversary. The Index Options Statement also includes the Index Values on the Term Start Date and Term End Date. We use these Index Values to determine Index Returns and Credits.
For information on the Buffers, Floors, and initial DPSCs, Precision Rates, and Caps we currently offer for newly issued Contracts, see our website at www.allianzlife.com/indexincomerates. We publish any changes to these values at least seven calendar days before they take effect.
We will send you a letter at least 30 days before each Index Anniversary. This letter advises you of any current DPSCs, Precision Rates, and Caps that are expiring on the upcoming Index Anniversary, and the renewal DPSCs, Precision Rates, and Caps for the next Term Start Date that will be available for your review in your account on our website at least seven calendar days before the upcoming Index Anniversary. We also have a link to your Contract information with your renewal DPSCs, Precision Rates, and Caps on our website at www.allianzlife.com/indexincomerates. The Index Anniversary letter also reminds you of your opportunity to reallocate your Index Option Values on any upcoming Term End Date.
• DPSCs, Precision Rates, and Caps may be different between newly issued and existing Contracts, and between existing Contracts issued on the same month and day in different years. For example, assume that in August 2020 we set Caps for the Index Performance Strategy 1-year Term with the S&P 500® Index as follows:
– 13% initial rate for new Contracts issued in 2020,
– 14% renewal rate for existing Contracts issued in 2019, and
– 12% renewal rate for existing Contracts issued in 2018.
• If your Contract is within its Free Look/Right to Examine period you may be able to take advantage of any increase in initial DPSCs, Precision Rates, or Caps by cancelling your Contract and purchasing a new Contract.
What Are the Different Values Within the Contract?
The Contract provides the following values as discussed in section 5, Valuing Your Contract.
•	The Contract Value is the sum of your Variable Account Value and Index Option Values. Contract Value reflects any previously deducted fees and charges, but does not reflect fees and charges that we would apply on liquidation. The cash surrender value reflects all fees and charges that we would apply on liquidation.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

•	Your Variable Account Value is the value of the shares in the AZL Government Money Market Fund subaccounts which hold your Purchase Payments until the Index Effective Date or next Index Anniversary. It includes the deduction of AZL Government Money Market Fund operating expenses, and any previously assessed contract maintenance charge, product fee, rider fees, and withdrawal charge. It changes each Business Day based on the performance of the AZL Government Money Market Fund.
•	Your total Index Option Value is the sum of the values in each of your selected Index Options. Each Index Option Value includes any Credits from previous Term End Dates and the deduction of any previously assessed contract maintenance charge, product fee, rider fees, and withdrawal charge. Amounts removed from the Index Options during the Term for withdrawals and Contract expenses do not receive a Credit on the Term End Date, but the amount remaining does receive a Credit subject to the applicable DPSC, Precision Rate, Cap, Buffer, or Floor.
–	On each Business Day during the Term other than the Term Start Date or Term End Date, we calculate the current Index Option Value for each Index Option with the Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy by adding a Daily Adjustment to the Index Option Base. The Index Option Base is the amount you allocate to an Index Option adjusted for withdrawals, deduction of Contract fees and expenses, transfers into or out of the Index Option, and the application of any Credits.
–	During the Term the Index Option Values for Index Options with the Index Protection Strategy with DPSC and Index Protection Strategy with Cap do not change for Index performance, and do not receive the Daily Adjustment.
What Is the Daily Adjustment?
The Daily Adjustment is how we calculate Index Option Values on Business Days other than the Term Start Date or Term End Date for each Index Option with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy. The Index Options with the Index Protection Strategy with DPSC and Index Protection Strategy with Cap and the AZL Government Money Market Fund are not subject to the Daily Adjustment.
The Daily Adjustment can affect the amounts available for withdrawal, annuitization, payment of the death benefit, and the Contract Value used to determine the Charge Base and contract maintenance charge. The Daily Adjustment can be positive or negative. When the Daily Adjustment is positive, your Index Option Value has increased since the Term Start Date. When it is negative, your Index Option Value has decreased (excluding the effect of the deduction of Contract expenses or any partial withdrawal).
We calculate the Daily Adjustment for a given Business Day before we deduct any Contract fees or expenses or process any partial withdrawal on that Business Day, including Penalty-Free Withdrawals. However, the Daily Adjustment calculation is not affected by any Contract expense deduction or partial withdrawal. Penalty-Free Withdrawals are Income Payments, withdrawals you take under the free withdrawal privilege or waiver of withdrawal charge benefit, and payments you take under our minimum distribution program. Penalty-Free Withdrawals are not subject to a withdrawal charge. The Daily Adjustment does not change the Contract expense deducted or the withdrawal amount; it only changes the Index Option Value from which we deduct the expense or withdrawal.
The Daily Adjustment approximates the Index Option Value that will be available on the Term End Date. It is the estimated present value of the future Performance Credit that we will apply on the Term End Date. The Daily Adjustment takes into account:
(i)	any Index gains during the Term subject to the Precision Rate or Cap,
(ii)	either any Index losses greater than the Buffer or Index losses down to the Floor, and
(iii)	the number of days until the Term End Date.
The Daily Adjustment does this by using the hypothetical value of a Proxy Investment (Proxy Value) each Business Day, other than the Term Start Date or Term End Date, based on the formulas described in Appendix B. The Proxy Investment provides a current estimated present value of what the Performance Credit will be on the Term End Date taking into account the applicable Precision Rate, Cap, Buffer, or Floor. The Daily Adjustment is not the actual Index return on the day of the calculation, and the estimated present value Performance Credit is not guaranteed. Therefore, the Daily Adjustment could result in a loss beyond the protection of the Buffer or Floor.
A withdrawal taken during the Term may not receive the full benefit of the Buffer or Floor because the Daily Adjustment takes into account what may potentially happen between the withdrawal date and the Term End Date. All other factors being equal, even if the current Index return during the Term is greater than the Precision Rate or Cap, the Daily Adjustment will usually be lower than the Precision Rate or Cap. This is because there is a possibility that the Index return could decrease before the Term End Date. Similarly, even though a negative Index return may be within the amount of the

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Buffer for the Index Precision Strategy and Index Performance Strategy, you still may receive a negative Daily Adjustment because there is a possibility that the Index Return could decrease before the Term End Date. The Daily Adjustment for 3-year Term Index Options may be more negatively impacted by increases in the expected volatility of Index prices than 1-year Term Index Options due to the difference in Term length. Also, the risk of a negative Daily Adjustment is greater for 3-year Term Index Options than 1-year Term Index Options due to the Term length. Finally, a negative Index return for the Index Guard Strategy may result in you receiving a Daily Adjustment lower than the Floor, because the Daily Adjustment reflects the present value of the Floor and you will not receive the full benefit of the Floor until the Term End Date. A negative Daily Adjustment may cause you to realize loss of principal or previous earnings.
The Daily Adjustment’s risks are discussed in more detail in Risk Factors – Risk of Negative Returns. The specific details of the Daily Adjustment formula are described in Appendix B and in Exhibit 99(b) of the Form S-1 Registration Statement filed with the SEC, of which this prospectus is a part. This information is incorporated by reference into this prospectus. You can obtain a copy of Exhibit 99(b) by calling (800) 624-0197, or visiting our website at www.allianzlife.com.
What is the Performance Lock?
For any Index Option with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy, you can capture the current Index Option Value (which includes the Daily Adjustment) on any Business Day during the Term through our Performance Lock feature. You (or your Financial Professional, if authorized) can request Performance Locks either “manually”, or “automatically” by setting target(s) based on the Daily Adjustment. (On our website the Daily Adjustment is included in the Index Option Value Return figures.) The Business Day that we execute either a manual or automatic Performance Lock is the Lock Date for that Index Option.
We will not provide advice or notify you regarding whether you should exercise a Performance Lock or the optimal time for doing so. We will not warn you if you exercise a Performance Lock at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to exercise a Performance Lock.
How Does the Income Benefit Work?
The Income Benefit is automatically included in your Contract at issue and provides guaranteed lifetime Income Payments until annuitization. Unlike Annuity Payments, the Income Benefit allows access to your Contract Value and death benefit for a period of time after Income Payments begin. However, once Income Payments begin only the Index Options with the Index Protection Strategy with DPSC and Index Protection Strategy with Cap are available to you. The Income Benefit has a rider fee as discussed in the Fee Tables, and section 6, Expenses.
If you no longer want or need the benefits provided by the Income Benefit, you can remove it from your Contract on or after the third Index Anniversary and before Income Payments begin if your Contract Value is positive. If you remove the Income Benefit, we stop assessing the Income Benefit rider fee. You cannot remove the Income Benefit on or after the Income Benefit Date (the date you begin receiving Income Payments and the Income Period begins). If you remove the Income Benefit you will have paid for the benefit without receiving any of its advantages.
We designed Income Payments to last for the lifetime of the Covered Person(s). Covered Person(s) are based on the Eligible Person(s) and the Income Payment type you select on the Income Benefit Date. We establish Eligible Person(s) at issue.
We generally base Income Payments on the Lifetime Income Percentage and your Contract Value. However, if you choose the Level Income payout option and meet certain age requirements, your initial Income Payment will not be less than a percentage (Level Income Guarantee Payment Percentage) of your total Purchase Payments adjusted for withdrawals.
We base each Lifetime Income Percentage on its Income Percentage(s) and Income Percentage Increase (the amount that each Income Percentage can increase on each Index Anniversary up to and including the Income Benefit Date). On the Index Effective Date we establish:
•	An Income Percentage for each payment type using the Eligible Person’s current age, or younger Eligible Person’s current age for joint payments. This Income Percentage is also the initial Lifetime Income Percentage for each payment type.
•	An Income Percentage Increase for each Eligible Person based on their current age (or younger Eligible Person’s current age for joint payments). However, if there are two Eligible Person(s) the Index Options Statement will not display a single Lifetime Income Percentage for an Eligible Person who is only a Beneficiary, because only an Eligible Person who is also an Owner (or Annuitant if the Owner is a non-individual) can become a Covered Person if you select single payments.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

During the Accumulation Phase on each Index Anniversary on and before the Income Benefit Date, we add an Income Percentage Increase to each Lifetime Income Percentage once the Eligible Person (or younger Eligible Person for joint payments) reaches age 45. This means if an Eligible Person is younger than age 44 on the Issue Date:
•	you will not receive an increase to a Lifetime Income Percentage based on that Eligible Person until the Index Anniversary that the Eligible Person (or younger Eligible Person for joint payments) reaches age 45, and
•	you will pay a rider fee during the period you are not eligible for an Income Percentage Increase.
The table showing the Income Percentages and Income Percentage Increases is stated in the Income Benefit Supplement. Additional Purchase Payments we receive after the Index Effective Date will adjust each Lifetime Income Percentage on the next Index Anniversary based on:
•	the Income Percentage for the Eligible Person’s current age, and
•	the Variable Account Value’s percentage of total Contract Value.
If we receive additional Purchase Payments after the Eligible Person reaches age 45, these Purchase Payments will increase the available Income Payment because they increase the Contract Value, although they actually decrease each Lifetime Income Percentage. An example of this is included in section 9, Lifetime Income Percentage Calculation Example.
Then when you are ready to take Income Payments, you can choose which Lifetime Income Percentage we use to calculate your payment. You will always be able to choose between Lifetime Income Percentages for the Level Income and Increasing Income payment options. If there are two Eligible Person(s) who both meet the exercise age requirements, you will also be able to choose between Lifetime Income Percentages for single and joint payments. If both Eligible Persons are also Owners, you will also be able to choose between single Lifetime Income Percentages based on each Eligible Person. The Lifetime Income Percentages available before the Income Benefit Date are displayed on the Index Options Statement. During the Income Period this statement will show the annual maximum Income Payment available for the next year. The annual maximum Income Payment displayed for the Level Income payout option will reflect the Level Income Guarantee Payment Percentage if this calculation results in a greater payment and you meet the age requirements stated in section 9, Calculating Your Income Payments.
There are restrictions on which Eligible Person can become a Covered Person if you select single Income Payments, and joint Income Payments may not be available if the age difference between spouses is too great, as stated in section 2, Eligible Person(s) and Covered Person(s).
Income Payments are not available until the Index Anniversary that occurs on or after the Income Payment waiting period (which is stated in the Income Benefit Supplement) expires and the Eligible Person(s) reaches age 50. Income Payments must begin no later than age 100. If you do not begin Income Payments during the eligibility period, the Income Benefit ends and you will have paid for the benefit without receiving any of its advantages. In addition, before the Income Period you are paying for a benefit that you are not currently using.
You choose your Income Payment frequency and amount subject to the annual maximum permitted payment. The payment option (Level Income or Increasing Income) you select determines whether your annual maximum Income Payment will increase from one Income Benefit Anniversary to the next as described in section 9, Income Benefits - Automatic Annual Income Payment Increases. An Income Benefit Anniversary is a twelve-month anniversary of the Income Benefit Date that Income Payments begin.
Once established, the annual maximum Income Payment can only decrease if you take an Excess Withdrawal. An Excess Withdrawal is the amount of any withdrawal you take while you are receiving Income Payments that, when added to other withdrawals (including your scheduled Income Payments) taken during the Income Benefit Year, is greater than your annual maximum permitted Income Payment. An Income Benefit Year is a period of twelve months beginning on the Income Benefit Date or any subsequent Income Benefit Anniversary. Taking Excess Withdrawals can cause your Income Payments and Contract to end prematurely.
• YOU SHOULD NOT PURCHASE THIS CONTRACT WITHOUT FIRST OBTAINING THE CURRENT INCOME BENEFIT SUPPLEMENT. We publish any changes to the Income Benefit Supplement at least seven calendar days before they take effect on our website at www.allianzlife.com/indexincomerates.
• Income Payments are based on Contract Value, not a guaranteed value. Decreases in Contract Value due to negative Index performance during the Accumulation Phase up to and including the Income Benefit Date, deductions for Contract fees and expenses, and withdrawals, also decrease the Income Payment amount available to you.
• Please discuss the Income Benefit’s appropriateness with your Financial Professional and tax adviser.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

What Happens During the Income Period?
•	You will receive Income Payments as long as a Covered Person is alive and continues to meet the requirements stated in section 2. However, Income Payments and the Income Benefit may end prematurely if you:
–	change the Owner(s) or Beneficiary and all Covered Persons are removed from the Contract because they no longer meet the requirements stated in section 2,
–	take Excess Withdrawals, or
–	you annuitize your Contract. However, we can convert your Income Payment to Annuity Payments as described in section 8, The Annuity Phase – When Annuity Payments Begin.
•	If you begin Income Payments before age 59 1⁄2, the payments will generally be subject to a 10% additional federal tax.
•	Any part of your annual maximum Income Payment that you do not withdraw in a given Income Benefit Year remains in your Contract for the remainder of that year, but is not added to the annual maximum payment available next year.
•	Excess Withdrawals reduce your annual maximum Income Payment by the percentage of Contract Value withdrawn (including any withdrawal charge) on the next Income Benefit Anniversary.
•	You cannot make additional Purchase Payments and any active automatic investment plan ends. If your Contract includes the Traditional Death Benefit your Guaranteed Death Benefit Value no longer increases.
•	The Contract Value continues to fluctuate as a result of Index Option performance. However, only the Index Protection Strategy with DPSC and Index Protection Strategy with Cap are available to you. This may limit your Contract’s performance potential, and if your Contract includes the Maximum Anniversary Value Death Benefit, this may also limit your Guaranteed Death Benefit Value.
•	The Contract Value decreases on a dollar for dollar basis with each Income Payment, Excess Withdrawal, and any Contract expenses we deduct. If your Contract includes the Maximum Anniversary Value Death Benefit, this also reduces the likelihood of locking in investment gains to your Guaranteed Death Benefit Value.
•	Each Income Payment and any Excess Withdrawal also reduces your Guaranteed Death Benefit Value by the percentage of Contract Value withdrawn (including any withdrawal charge), which means this value may be reduced by more than the amount withdrawn.
•	The Income Benefit rider fee continues until the Business Day the Contract Value reduces to zero, you annuitize the Contract, or the Income Benefit ends.
•	If your Contract also includes the Maximum Anniversary Value Death Benefit, its rider fee continues as indicated in section 6, Expenses.
•	The free withdrawal privilege is no longer available and any systematic withdrawal program ends.
•	If your Contract Value reduces to zero during the Income Period for any reason other than an Excess Withdrawal or annuitization that does not convert your Income Payments to Annuity Payments, you will continue to receive your maximum available Income Payment at the previous selected payment frequency until the earlier of the death of the Owner or last surviving Covered Person.
An example of the effect of an Excess Withdrawal on the Guaranteed Death Benefit Value and the annual maximum Income Payment is included in section 9, Income Benefit – Excess Withdrawals.

Risk Factors
The Contract involves certain risks that you should understand before purchasing. You should carefully consider your income needs and risk tolerance to determine whether the Contract is appropriate for you. The level of risk you bear and your potential investment performance will differ depending on the Index Options you choose.
Liquidity Risks
We designed the Contract to be a long-term investment that you can use to help build and provide income for retirement. The Contract is not suitable for short-term investment.
If you need to take assets from your Contract during the withdrawal charge period, we deduct a withdrawal charge unless the withdrawal is a Penalty-Free Withdrawal. While Penalty-Free Withdrawals provide some liquidity, they are permitted in only limited amounts or in special circumstances. If you need to withdraw most or all of your Contract Value in a short period, you may exceed the Penalty-Free Withdrawal amounts available to you and incur withdrawal charges. (For more information on the withdrawal charge, see the Fee Tables and section 6, Expenses – Withdrawal Charge.)

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

We calculate the withdrawal charge as a percentage of your Purchase Payments, not Contract Value. Consequently, if the Contract Value has declined since you made a Purchase Payment, it is possible the percentage of Contract Value withdrawn to cover the withdrawal charge would be greater than the withdrawal charge percentage. For example, assume you buy the Contract with a single Purchase Payment of $1,000. If your Contract Value in the 5th year is $800 and you take a full withdrawal a 5% withdrawal charge applies. The total withdrawal charge would be $50 (5% of $1,000). This results in you receiving $750.
In addition, upon a full withdrawal we assess a withdrawal charge against Purchase Payments that are still within their withdrawal charge period and were previously withdrawn as a Penalty-Free Withdrawal. This means that upon a full withdrawal, we may assess a withdrawal charge on more than the amount withdrawn. In addition, if the Contract Value has declined due to poor performance, the withdrawal charge may be greater than the total Contract Value and you will not receive any money.
Amounts withdrawn from this Contract may also be subject to a 10% additional federal tax if taken before age 59 1⁄2.
We only apply Credits to the Index Options once each Term on the Term End Date, rather than on a daily basis. In the interim, we calculate Index Option Values based on the Daily Adjustment for any Index Options with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy. If you invest in any such Index Option and take a withdrawal, Income Payments, or annuitize the Contract, or if we pay a death benefit, during the interim, you may not receive the full benefit of the Index Returns, Buffers or Floors.
We do not do Daily Adjustments for any Index Option with the Index Protection Strategy with DPSC or Index Protection Strategy with Cap. You will receive DPSCs or Protection Credits only on the Index Option Value remaining in any such Index Option on the Term End Date. Any assets removed from any such Index Option during the Term for withdrawals you take or Contract fees and expenses we deduct, or if we pay a death benefit, will not be eligible to receive the DPSC or Protection Credit on the Term End Date.
You may transfer Index Option Values among the Index Options only on the Term End Date. At other times, you can only move assets out of an Index Option by taking partial withdrawals, surrendering the Contract, or entering the Annuity Phase. Additionally, you can transfer assets out of a 3-year Term Index Option before the Term End Date by executing a Performance Lock on or before the second Index Anniversary during the Term. These restrictions may limit your ability to react to changes in market conditions. You should consider whether investing in an Index Option is consistent with your financial needs.
Income Benefit Risks
The Income Benefit is automatically included in the Contract for an additional rider fee, but you can remove it after three years if Income Payments have not begun. If you remove the Income Benefit you will have paid for the benefit without receiving any of its advantages.
We generally base Income Payments on the Lifetime Income Percentage you select and your Contract Value, not a guaranteed value. Decreases in Contract Value due to negative Index performance during the Accumulation Phase up to and including the Income Benefit Date, deductions for Contract fees and expenses, and withdrawals, also decrease the Income Payment amount available to you.
If you choose the Level Income payout option and meet the age requirements stated in section 9, Calculating Your Income Payments, your initial annual maximum Income Payment will not be less than the Level Income Guarantee Payment Percentage multiplied by your total Purchase Payments adjusted for withdrawals. However, the Level Income Guarantee Payment Percentage is not available to you under the Level Income payment option if you do not meet the age requirements stated in section 9, or if you choose Increasing Income payment option.
Income Payments made while your Contract Value is positive are a withdrawal of your own assets and reduce your Contract Value. If your Contract Value remains above zero when the Income Payments end, you may not realize a benefit from the Income Benefit; the chances of your Contract Value being reduced to zero may be minimal.
We also base Income Payments on the Eligible Person(s) that we establish at issue. If you change Owners or Beneficiary(s), we may remove an Eligible Person or Covered Person as stated in section 2, which may cause Income Payments to be unavailable or end prematurely.
We use the Eligible Peron(s) age to determine the Income Percentage(s) and Income Percentage Increases. Income Percentage Increases are not available until age 45. This means if an Eligible Person is younger than age 44 on the Issue Date, you will not receive an increase to a Lifetime Income Percentage based on that Eligible Person until the Index

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Anniversary that the Eligible Person (or younger Eligible Person for joint payments) reaches age 45, and you will pay a rider fee during the period you are not eligible for an Income Percentage Increase.
The eligibility period to begin Income Payments is subject to a waiting period and both a minimum and maximum age requirement for the Eligible Person(s). For single Income Payments we only allow an Eligible Person who is an Owner to become a Covered Person, and joint Income Payments may not be available if the age difference between spouses is too great, as stated in section 2, Eligible Person(s) and Covered Person(s). If you do not begin Income Payments during the eligibility period, the Income Benefit ends and you will have paid for the benefit without receiving any of its advantages.
In addition, if you have Contract Value in a 3-year Term Index Option when you begin Income Payments and the Income Benefit Date is not a Term End Date, we will execute a Performance Lock for that Index Option if it is not locked and then immediately calculate and begin your Income Payments.
The initial annual maximum Income Payment available to you must be at least $100. If your Contract Value on the Income Benefit Date is reduced and this $100 minimum cannot be met, the Income Benefit ends and you will have paid for the benefit without receiving any of its advantages. Income Payments and the Income Benefit may also end prematurely if you take Excess Withdrawals, or you annuitize the Contract. However, we can convert your Income Payment to Annuity Payments as described in section 8, The Annuity Phase – When Annuity Payments Begin. For more information on the Income Benefit and Income Payments, see “How Does the Income Benefit Work?” and “What Happens During the Income Period?” in the Summary; and section 9.
Risk of Change to the Income Benefit Supplement Prior to the Issue Date
The Income Payment waiting period and the table showing the Income Percentages and Income Percentage Increases for your Contract and are stated in the Income Benefit Supplement that is in effect on the date you sign your application. We send you a copy of the Income Benefit Supplement when we issue the Contract. We cannot change these terms for your Contract once they are established. We publish any changes to these terms in an amended Income Benefit Supplement at least seven calendar days before they take effect on our website at www.allianzlife.com/indexincomerates. The amended Income Benefit Supplement is also filed on EDGAR at www.sec.gov under Form S-1 File Number 333-230901. You can contact us to receive the Income Benefit Supplement applicable to your Contract by calling our Service Center at the toll-free telephone number listed at the back of this prospectus.
You can find historical Income Benefit Supplement values in Appendix F. Historical Income Benefit Supplements for benefits issued before May 1, 2020 are included in Appendix B to the Form N-4 SAI under File Number 333-222815. This information is incorporated by reference into this prospectus.
Risks of Investing in Securities
Returns on securities and securities Indexes can vary substantially, which may result in investment losses. The historical performance of the available Index Options and the AZL Government Money Market Fund does not guarantee future results. It is impossible to predict whether underlying investment values will fall or rise. Trading prices of the securities underlying the Index Options and the AZL Government Money Market Fund are influenced by economic, financial, regulatory, geographic, judicial, political and other complex and interrelated factors. These factors can affect capital markets generally and markets on which the underlying securities are traded and these factors can influence the performance of the underlying securities.
Index Option returns depend on the performance of an Index although you are not directly invested in the Index. Because the S&P 500® Index, Russell 2000® Index, Nasdaq-100® Index, EURO STOXX 50® and iShares® MSCI Emerging Markets ETF are each comprised of a collection of equity securities, in each case the value of the component securities is subject to market risk, or the risk that market fluctuations may cause the value of the component securities to go up or down, sometimes rapidly and unpredictably. In addition, the value of equity securities may decline for reasons directly related to the issuers of the securities.
S&P 500® Index. The S&P 500® Index is comprised of equity securities issued by large-capitalization U.S. companies. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges, and also may not be able to attain the high growth rate of successful smaller companies.
Russell 2000® Index. The Russell 2000® Index is comprised of equity securities of small-capitalization U.S. companies. In general, the securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Nasdaq-100® Index. The Nasdaq-100® Index is comprised of equity securities of the largest U.S. and non-U.S. companies listed on The Nasdaq Stock Market, including companies across all major industry groups except the financial industry. To the extent that the Nasdaq-100® Index is comprised of securities issued by companies in a particular sector, that company’s securities may not perform as well as companies in other sectors or the market as a whole. Also, any component securities issued by non-U.S. companies (including related depositary receipts) are subject to the risks related to investments in foreign markets (e.g., increased price volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty).
EURO STOXX 50®. EURO STOXX 50® is comprised of the equity securities of large-capitalization companies in the Eurozone. The securities comprising EURO STOXX 50® are subject to the risks related to investments in foreign markets (e.g., increased price volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty), and are significantly affected by the European markets and actions of the European Union.
iShares® MSCI Emerging Markets ETF. The iShares® MSCI Emerging Markets ETF seeks to track the investment results of the MSCI Emerging Markets Index, which is designed to measure equity market performance in the global emerging markets. The underlying index may include large-and mid-capitalization companies. iShares® MSCI Emerging Markets ETF is an exchange-traded fund. The performance of the iShares® MSCI Emerging Markets ETF may not replicate the performance of, and may underperform the underlying index. The price of the iShares® MSCI Emerging Markets ETF will reflect expenses and fees that will reduce its relative performance. Moreover, it is also possible that the iShares® MSCI Emerging Markets ETF may not fully replicate or may, in certain circumstances, diverge significantly from the performance of the underlying index.
The outbreak of the novel coronavirus known as COVID-19 was declared a pandemic by the World Health Organization in March 2020. As of May 1, 2020, the COVID-19 pandemic has led to significant volatility and negative returns in the financial markets. These market conditions have impacted the performance of the Indexes to which the Index Options are linked, as well as the funds underlying it. If these market conditions continue, and depending on your individual circumstances (e.g., your selected Index Options and the timing of any Purchase Payments, transfers, or withdrawals), you may experience (perhaps significant) negative returns under the Contract. The COVID-19 pandemic and other market factors have resulted in an abnormally low interest rate environment, in which certain rates have gone negative. This low level of rates can affect the returns of an Index, the level of DPSCs, Precision Rates, and Caps, and other product features, and the performance of your Contract. The duration of the COVID-19 pandemic, and the future impact that the pandemic may have on the financial markets and global economy, cannot be foreseen. You should consult with a Financial Professional about how the COVID-19 pandemic and the recent market conditions may impact your future investment decisions related to the Contract, such as purchasing the Contract or making Purchase Payments, transfers, or withdrawals, based on your individual circumstances.
Risk of Negative Returns
The AZL Government Money Market Fund does not provide any protection against negative returns. You can lose principal and previous earnings for Purchase Payments held in the AZL Government Money Market Fund and such losses could be significant.
If you allocate Purchase Payments or transfer Contract Value to an Index Option with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy, negative Index Returns may cause Performance Credits to be either negative after application of the Buffer or negative down to the amount of the Floor. For the Index Performance Strategy, we apply the Buffer for the entire Term length; we do not apply the Buffer annually on a 3-year Term Index Option. Ongoing Contract fees and expenses, including withdrawal charges, could also cause amounts available for withdrawal to be less than what you invested even if Index performance has been positive. You can lose principal and previous earnings if you allocate Purchase Payments or transfer Contract Value to the Index Options with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy, and such losses could be significant. If you allocate Purchase Payments or transfer Contract Value to the Index Options with the Index Protection Strategy with DPSC or Index Protection Strategy with Cap you can also lose principal and previous earnings if you do not receive the DPSC or Protection Credit, or if the Contract fees and expenses are greater than the DPSC or Protection Credit.
If you select an Index Option with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy, we calculate Index Option Values for these Index Options on each Business Day during a Term (other than the Term Start Date or Term End Date) by adding the Daily Adjustment. The Daily Adjustment affects the total Contract Value available for withdrawal, annuitization, and death benefits, and it affects how we determine the contract maintenance charge and

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Charge Base for the product and rider fees. The Daily Adjustment can be less than the Precision Rate or Cap even if the current Index return during the Term is greater than the Precision Rate or Cap. In addition, even though the current Index return during the Term may be positive, the Daily Adjustment may be negative due to changes in Proxy Value inputs, such as volatility, dividend yield, and interest rate. The Daily Adjustment is generally negatively affected by:
•	interest rate decreases,
•	dividend rate increases,
•	poor market performance, and
•	the expected volatility of Index prices. Increases in the expected volatility of Index prices negatively affect the Index Precision Strategy and Index Performance Strategy, while decreases in the expected volatility of Index prices negatively affect the Index Guard Strategy.
The Daily Adjustment for 3-year Term Index Options may be more negatively impacted by changes to interest rates, dividend rates, market performance and the expected volatility of Index prices than 1-year Term Index Options because the longer Term length amplifies the impact of these market parameters on the expected Index Option Value at the Term End Date. The impact of the Cap and Buffer on the Daily Adjustment for a 1-year Term Index Option is greater than it is for a 3-year Term Index Option because we apply the Cap and Buffer for the entire Term length, and the Term length is shorter for a 1-year Term.
If you take a withdrawal from one of these Index Options before the Term End Date, you could lose principal and previous earnings because of the Daily Adjustment even if Index performance is positive on that day or has been positive since the Term Start Date. If the current Index return during the Term is negative, the Daily Adjustment could result in losses greater than the protection provided by the Buffer or Floor.
Risks Associated with Calculation of Credits
We calculate Credits each Term on the Term End Date. Because we calculate Index Returns only on a single date in time, you may experience negative or flat performance even though the Index you selected for a given Crediting Method experienced gains through some, or most, of the Term. If you allocate Purchase Payments or transfer Contract Value to the Index Options with Index Protection Strategy with DPSC or Index Protection Strategy with Cap, positive returns are limited by the DPSCs and Caps. You are not subject, however, to potential negative Credits. The Precision Rates on the Index Options with Index Precision Strategy, and the Caps on the Index Options with Index Guard Strategy and Index Performance Strategy also limit positive returns and could cause performance to be lower than it would otherwise have been if you invested in a mutual fund or exchange-traded fund designed to track the performance of the applicable Index. For the Index Performance Strategy, we apply the Cap for the entire Term length; we do not apply the Cap annually on a 3-year Term Index Option.
The Index Options do not directly participate in the returns of the Indexes or the Indexes’ component securities, and do not receive any dividends payable on these securities. Index returns would be higher if they included the dividends from the component securities. The past ten years of actual average of the annual Index returns without and with dividends would have been as follows:
	January 1, 2010 through December 31, 2019
	S&P 500® Index	Nasdaq-100® Index	Russell 2000® Index	EURO STOXX 50®	iShares® MSCI Emerging Markets ETF
Returns without dividends	11.80%	17.44%	11.35%	3.16%	2.26%
Returns with dividends	14.12%	18.77%	12.86%	7.17%	4.21%
DPSCs, Precision Rates, and Caps may be adjusted on the next Term Start Date and may vary significantly from Term to Term. Changes to DPSCs, Precision Rates, and Caps may significantly affect the amount of Credit you receive. (For more information, see the “Changes to Declared Protection Strategy Credits (DPSCs), Precision Rates, Caps, Buffers, and Floors” discussion later in this section.
The Crediting Methods only capture Index Values on the Term Start Date and Term End Date, so you will bear the risk that the Index Value might be abnormally low on these days.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Risks Associated with Performance Locks
If a Performance Lock is executed:
•	You will no longer participate in Index performance, positive or negative, for the remainder of the Index Year for the locked Index Option. This means that under no circumstances will your Index Option Value increase during the remainder of the Index Year.
•	You will not receive a Performance Credit on any locked Index Option on the Term End Date.
•	We use the Daily Adjustment calculated at the end of the current Business Day on the Lock Date to determine your locked Index Option Value. This means you will not be able to determine in advance your locked Index Option Value, and it may be higher or lower than it was at the point in time you requested a manual Performance Lock, or that your Index Option reached its target for an automatic Performance Lock.
•	If a Performance Lock is executed when your Daily Adjustment has declined, you will lock in any loss. It is possible that you would have realized less of a loss or no loss if the Performance Lock occurred at a later time, or if the Index Option was not locked.
•	We will not provide advice or notify you regarding whether you should exercise a Performance Lock or the optimal time for doing so. We will not warn you if you exercise a Performance Lock at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to exercise a Performance Lock.
Substitution of an Index
There is no guarantee that the Indexes will be available during the entire time that you own your Contract. If we substitute a new Index for an existing Index, the performance of the new Index may be different and this may affect your ability to receive positive Credits. We may substitute a new Index for an existing Index if:
•	the Index is discontinued,
•	we are unable to use the Index because, for example, changes to an Index make it impractical or expensive to purchase derivative hedging instruments to hedge the Index, or we are not licensed to use the Index, or
•	the method of calculation of the Index Values changes substantially, resulting in significantly different Index Values and performance results. This could occur, for example, if an Index altered the types of securities tracked, or the weighting of different categories of securities.
If we add or substitute an Index, we first seek any required regulatory approval (from each applicable state insurance regulator) and then provide you with written notice. We also provide you with written notice if an Index changes its name. Substitutions of an Index may occur during a Term. If we substitute an Index during a Term we will combine the return of the replaced existing Index from the Term Start Date to the substitution date with the return of the new Index from the substitution date to the Term End Date. If we substitute an Index during a Term:
•	we do not change the Charge Base we use to calculate the product and rider fees, and
•	the DPSCs, Precision Rates, Caps, Buffers, and Floors for the replaced Index will apply to the new Index. We do not change the Buffers or Floors applicable to your Contract, or the current DPSCs, Precision Rates, or Caps that we set on the Term Start Date.
Changes to DPSCs, Precision Rates, or Caps associated with the new Index, if any, may occur at the next regularly scheduled Term Start Date. Depending on the constitution of the replaced Index, the volatility of its investments, and our ability to hedge the Index’s performance, we may determine, in our discretion, to increase or decrease renewal DPSCs, Precision Rates, or Caps associated with the new Index. However, we would not implement any change to reflect this difference until the next Term Start Date after the substitution. For any Index Option with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy, the substitution of an Index during a Term may result in an abnormally large change in the Daily Adjustment on the day we substitute the Index.
The selection of a substitution Index is in our discretion; however, it is anticipated that any substitute Index will be substantially similar to the Index it is replacing and we will replace any equity Index with a broad-based equity index.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Changes to Declared Protection Strategy Credits (DPSCs), Precision Rates, Caps, Buffers, and Floors
We establish Buffers, Floors, and initial and renewal DPSCs, Precision Rates, and Caps as indicated under “When Does Allianz Establish the Values Used to Determine Index Credits?” in the Summary section. This section also includes information on where to find information on initial and renewal DPSCs, Precision Rates, and Caps, and the notice we provide you of renewal changes on each Index Anniversary.
On each Term End Date you have the option of remaining allocated to your current Index Options at the renewal DPSCs, Precision Rates, and Caps that we set on the next Term Start Date, or transferring to another permitted Index Option. If you do not review renewal change information when it is published, or take no action to transfer to another permitted Index Option, you will remain allocated to your current Index Options and will automatically become subject to the renewal DPSCs, Precision Rates, and Caps until the next Term End Date.
You risk the possibility that the renewal DPSCs, Precision Rates, and Caps you receive may be less than you would find acceptable. If you do not find the renewal rates acceptable, you must give us transfer instructions no later than the close of the Business Day on the Term End Date (or the next Business Day if the Term End Date is a non-Business Day) or you will be subject to these renewal DPSCs, Precision Rates, and Caps for the next Term. When your renewal rates change the only option available to you is to transfer Index Option Value between Index Options.
Initial and renewal DPSCs, Precision Rates, and Caps may vary significantly depending upon a variety of factors, including:
•	market volatility,
•	our hedging strategies and investment performance,
•	the availability of hedging instruments,
•	the amount of money available to us through Contract fees and expenses to purchase hedging instruments,
•	your Index Effective Date,
•	the level of interest rates,
•	utilization of Contract benefits by Owners, and
•	our profitability goals.
The effect of a change in interest rates or other market conditions may not be direct or immediate. There may be a lag in changes to DPSCs, Precision Rates, and Caps. In a rising interest rate environment, increases in DPSCs, Precision Rates, and Caps, if any, may be substantially slower than increases in interest rates.
We manage our obligation to provide Credits in part by trading call and put options, and other derivatives on the available Indexes. The costs of the call and put options and other derivatives vary based on market conditions, and we may adjust future renewal DPSCs, Precision Rates, and Caps to reflect these cost changes. The primary factor affecting the differences in the initial DPSCs, Precision Rates, and Caps for newly issued Contracts and renewal rates for existing Contracts is the difference in what we can earn from these investments for newly issued Contracts versus what we are earning on the investments that were made, and are being held to maturity, for existing Contracts. In some instances we may need to reduce both initial and renewal DPSCs, Precision Rates, and Caps, or we may need to substitute an Index. You bear the risk that we may reduce DPSCs, Precision Rates, and/or Caps, which reduces your opportunity to receive positive Credits. You also bear the risk that the Buffers and Floors for your Contract are small, which increases the risk that you could receive negative Performance Credits and incur losses.
Investment in Derivative Hedging Instruments
The Index Options are supported by bonds and other fixed income securities which are also used to support the Contract guarantees, cash, and derivative hedging instruments used to hedge the movements of the applicable Index.
At Contract issue, we invest a substantial majority of the initial Contract Value allocated to the Index Options in fixed income securities, with most of the remainder invested in derivative hedging instruments. The derivative hedging instruments are purchased to track and hedge Index movements and support our obligations with regard to the Index Options. The derivative hedging instruments we purchase include put options, call options, futures, swaps, and other derivatives.
We currently limit our purchase of derivative hedging instruments to liquid securities. However, like many types of derivative hedging instruments, these securities may be volatile and their price may vary substantially. In addition, because

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

we pay Credits regardless of the performance of derivative hedging instruments we purchase, we may incur losses on hedging mismatches or errors in hedging. Our experience with hedging securities may affect renewal DPSCs, Precision Rates, and Caps for existing Contracts.
Our Financial Strength and Claims-Paying Ability
We make Income Payments, Annuity Payments, and pay death benefits from our general account. Our general account assets are subject to claims by our creditors, and any payment we make from our general account is subject to our financial strength and claims-paying ability. We apply Credits from an unregistered, non-unitized, non-insulated separate account (Separate Account IANA). Like our general account, the assets in Separate Account IANA are subject to our general business operation liabilities and the claims of our creditors. For more information on Separate Account IANA, see section 12, Other Information – Our Unregistered Separate Account.
As a result of the COVID-19 pandemic, economic uncertainties have arisen which are likely to negatively impact Allianz Life’s net income and surplus. The extent to which the COVID-19 pandemic impacts our business (including our ability to timely process applications or claims), net income, and surplus, as well as our capital and liquidity position, will depend on future developments, which are highly uncertain and cannot be estimated, including the scope and duration of the pandemic and actions taken by governmental authorities and other third parties in response to the pandemic.
Regulatory Protections
Allianz Life is not an investment company and therefore we are not registered as an investment company under the Investment Company Act of 1940, as amended, and the protections provided by this Act are not applicable to the guarantees we provide. The Separate Account is, however, registered as an investment company. Any allocations you make to an Index Option are not part of the Separate Account. Allianz Life is not an investment adviser and so is not subject to the Investment Advisers Act of 1940, and does not provide investment advice to you in connection with your Contract.
Your Contract is registered in accordance with the Securities Act of 1933 and the offering of the Contract must be conducted in accordance with the requirements of this Act. In addition, the offer and sale of the Contract is subject to the provisions of the Securities Exchange Act of 1934.
The Contract is filed with and approved by each state in which the Contract is offered. State insurance laws provide a variety of regulatory protections.

Fee Tables
These tables describe the fees and expenses you pay when purchasing, owning and taking a withdrawal from the Contract. For more information, see section 6, Expenses.
Owner Transaction Expenses
Withdrawal Charge During Your Contract’s First Phase, the Accumulation Phase(1)
(as a percentage of each Purchase Payment withdrawn)(2)
Number of Complete Years Since Purchase Payment	Withdrawal Charge Amount
0	8.5%
1	8%
2	7%
3	6%
4	5%
5	4%
6 years or more	0%

Premium Tax(3)	3.5%
(as a percentage of each Purchase Payment)

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Owner Periodic Expenses
Contract Maintenance Charge(4)	$50
(per Contract per year)
(1)	The Contract provides a free withdrawal privilege before the Income Period that allows you to withdraw 10% of your total Purchase Payments annually without incurring a withdrawal charge, as discussed in section 7, Access to Your Money – Free Withdrawal Privilege.
(2)	The Withdrawal Charge Basis is the total amount under your Contract that is subject to a withdrawal charge, as discussed in section 6, Expenses – Withdrawal Charge.
(3)	Not currently deducted, but we reserve the right to do so in the future. This is the maximum charge we could deduct if we exercise this right, as discussed in section 6, Expenses – Premium Tax.
(4)	Waived if the Contract Value is at least $100,000, as discussed in section 6, Expenses – Contract Maintenance Charge.
Contract Annual Expenses
Annual Contract Fees(5) (as a percentage of the Charge Base)
Product Fee	1.25%
Rider Fee for the Income Benefit	0.70%
Rider Fee for the optional Maximum Anniversary Value Death Benefit	0.20%
Total Contract Fees for Contracts with the Income Benefit and optional Maximum Anniversary Value Death Benefit	2.15%
(5)	We assess the product and rider fees during the Accumulation Phase (and Income Period, if applicable), but we do not assess the product or rider fees during the Annuity Phase. See section 6, Expenses – Annual Contract Fees: Product and Rider Fees.
Annual Operating Expenses of the AZL Government Money Market Fund
The table below describes in detail the total annual operating expenses of the AZL Government Money Market Fund before fee waivers and/or expense reimbursements. We show the expenses as a percentage of the AZL Government Money Market Fund's average daily net assets for the most recent fiscal year ended December 31, 2019. Expenses may vary in current and future years. See the AZL Government Money Market Fund's prospectus for further information regarding the expenses you may expect to pay.
The Index Options do not assess any separate operating expenses, and are not included in the following table.
	Management fees	Rule 12b-1 fees	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses before fee waivers and/or expense reimbursements
BLACKROCK
AZL Government Money Market Fund(1)	.35	.25	.04	–	.64
(1)	Other Expenses for the AZL Government Money Market Fund include recoupment of prior waived fees in the amount of 0.24%. The Manager has voluntarily undertaken to waive, reimburse, or pay the Fund’s expenses to the extent necessary in order to maintain a minimum daily net investment income for the Fund of 0.00%. The recoupment of prior waived fees reflects the recoupment of amounts previously waived, reimbursed, or paid by the Manager under this arrangement. Such recoupments are subject to the following limitations: (1) the repayments will not cause the Fund’s net investment income to fall below 0.00%; (2) the repayments must be made no later than three years after the end of the fiscal year in which the waiver, reimbursement, or payment took place; and (3) any expense recovery paid by the Fund will not cause its expense ratio to exceed 0.87%. See the Investment Option prospectus for further information.
Examples
These examples are intended to help you compare the cost of investing in this Contract with the costs of other variable annuity contracts. These examples assume you make a $10,000 investment and the AZL Government Money Market Fund earns a 5% annual return. These examples use the AZL Government Money Market Fund even though you cannot allocate Purchase Payments directly to the Fund. The AZL Government Money Market Fund holds your Purchase Payments before they are transferred to the Index Options on the Index Effective or the next Index Anniversary. These examples are not a representation of past or future expenses. Your Contract expenses may be more or less than the examples below, depending on whether and when you take withdrawals.
We deduct the $50 contract maintenance charge in the examples on each Contract Anniversary during the Accumulation Phase (or the next Business Day if the Contract Anniversary is a non-Business Day). We may waive this charge under certain circumstances, as described in section 6, Expenses – Contract Maintenance Charge. During the Annuity Phase, we deduct the contract maintenance charge proportionately from each Annuity Payment. We deduct the annual Contract fees

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

(maximum charge of 1.25% product fee, 0.70% rider fee for the Income Benefit, and a 0.20% rider fee for the optional Maximum Anniversary Value Death Benefit) in the examples on each Quarterly Contract Anniversary during the Accumulation Phase, as described in section 6, Expenses – Annual Contract Fees: Product and Rider Fees.
0.64%total annual operating expenses for the AZL Government Money Market Fund before any fee waivers or expense reimbursements:	1 Year	3 Years	5 Years	10 Years
• If you surrender your Contract (take a full withdrawal) at the end of each time period.	$1,182	$1,719	$2,237	$3,679
• If you annuitize your Contract and begin Annuity Payments at the end of each time period. The earliest available Annuity Date (the date we begin making Annuity Payments) is two years after the Issue Date.	N/A	$1,019	$1,737	$3,679
• If you do not surrender your Contract.	$332	$1,019	$1,737	$3,679
Condensed Financial Information
The statutory financial statements of Allianz Life Insurance Company of North America are included in Appendix I of this prospectus. The financial statements of Allianz Life Variable Account B are included or incorporated by reference in Part C of the Form N-4 Registration Statement.
Accumulation unit value (AUV) information for the subaccount offered under the Contract offered by this prospectus, as of the end of December 31, 2019, is listed in the table below. This information should be read in conjunction with the financial statements and related notes of the Separate Account included in Part C of the Form N-4 Registration Statement.
(Number of Accumulation Units in thousands)
Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
AZL Government Money Market Fund
12/31/2018	N/A	12.893	375.00
12/31/2019	12.893	13.072	3867.00

1.  The Contract
An annuity is a contract between you as the Owner, and an insurance company (in this case Allianz Life), where you make payments to us and we invest that money in the Index Options you select. The AZL Government Money Market Fund holds the money you invest before it is transferred to the Index Options. Depending on market conditions, your Contract may gain or lose value based on the returns of your selected Index Options and the AZL Government Money Market Fund. When you are ready to take money out, we make payments to you according to your instructions and any restrictions associated with the payout option you select that is described in this prospectus. We do not make any changes to your Contract without your permission except as may be required by law.
The Contract has an Accumulation Phase and an Annuity Phase. If you begin taking Income Payments, your Contract will also have an Income Period. The Income Period occurs during the Accumulation Phase.
The Accumulation Phase is the first phase of your Contract, and it begins on the Issue Date. During the Accumulation Phase, we invest your money in the Index Options you select and the AZL Government Money Market Fund on a tax-deferred basis. Tax deferral means you are not taxed on any earnings or appreciation on the assets in your Contract until you take money out of your Contract. (For more information, see section 11, Taxes.)
During the Accumulation Phase you can take withdrawals (subject to any withdrawal charge). You can also make additional Purchase Payments  before the Income Period subject to the restrictions set out in section 3, Purchase Requirements. The Contract also offers at issue the optional Maximum Anniversary Value Death Benefit for an additional rider fee (see section 10) if all Owners and the Annuitant are age 75 or younger on the Issue Date. The Maximum Anniversary Value Death Benefit can only be added to a Contract at issue. The Maximum Anniversary Value Death Benefit potentially provides a death benefit greater than the Traditional Death Benefit based on the Maximum Anniversary Value (highest Contract Value on any Index Anniversary before age 91, adjusted for subsequent Purchase Payments and withdrawals).

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

During the Income Period we make regular periodic Income Payments based on the life of the Covered Person(s). During the Income Period we also restrict your selection of Crediting Methods to the Index Protection Strategy with DPSC or Index Protection Strategy with Cap, and you cannot make additional Purchase Payments. However, unlike the Annuity Phase, you will have access to your Contract Value and death benefit for a period of time after Income Payments begin. If you do not take Income Payments your Contract will not have an Income Period. The Income Period ends when we make the last Income Payment. Income Payments can continue for the life of the Covered Person(s) if you do not take more than your allowed annual maximum payment.
If you request Annuity Payments, the Accumulation Phase and Income Period (if applicable) of your Contract ends and you enter the Annuity Phase. During the Annuity Phase we make regular fixed periodic Annuity Payments based on the life of the Annuitant(s), or life and term certain. We send Annuity Payments to the Payee (the person or entity who receives Annuity Payments during the Annuity Phase). You can choose when Annuity Payments begin, subject to certain restrictions. We base Annuity Payments on your Contract Value and the payout rates for the Annuity Option you select. If the Annuity Date occurs during the Income Period and your Income Payments are greater than the Annuity Payments as calculated for certain Annuity Options, you can elect to convert to Income Payments to Annuity Payments as described in section 8 – When Annuity Payments Begin. Your Annuity Payments do not change unless an Annuitant dies, or we convert Income Payments made under the Increasing Income payment option to Annuity Payments. The Increasing Income payment option is discussed in section 9, Automatic Annual Income Payment Increases. The Annuity Phase ends when we make the last Annuity Payment under your selected Annuity Option. For more information, see section 8, The Annuity Phase.
When the Accumulation Phase Ends
The Accumulation Phase ends upon the earliest of the following.
•	The Business Day we process your request for a full withdrawal.
•	The Business Day before the Annuity Date.
•	Upon the death of any Owner (or the Annuitant if the Owner is a non-individual), the Business Day we first receive Valid Claim from any one Beneficiary, unless the surviving spouse/Beneficiary continues the Contract. If there are multiple Beneficiaries, the remaining Contract Value continues to fluctuate with the performance of the Index Options and the AZL Government Money Market Fund until the complete distribution of the death benefit. A Valid Claim is the documents we require to be received in Good Order at our Service Center before we pay any death claim.
Financial Adviser Fees
If you have a financial adviser and want to take a withdrawal from this Contract to pay your financial adviser fee, you can submit a written request to our Service Center on a form satisfactory to us. If we approve your request, we withdraw the fee and pay it to your financial adviser. We treat this fee payment as a withdrawal which means a withdrawal charge, ordinary income taxes, and a 10% additional federal tax if you are under age 59 1⁄2 may apply, and the amount of Contract Value available for withdrawal may be affected by the Daily Adjustment (which can be negative). If this is a Non-Qualified Contract, a withdrawal will be a taxable withdrawal to the extent that gain exists within the Contract. Financial adviser fees paid from an IRA Contract will not be treated as a taxable withdrawal as long as the annuity contract is solely liable for the payment of the financial adviser fee. You should consult a tax adviser regarding the tax treatment of financial adviser fee payments. Please consult with your Financial Professional before requesting us to pay financial adviser fees from this Contract compared to other assets you may have.
Your investment adviser acts on your behalf, not ours. We are not party to any agreement between you and your financial adviser, nor are we responsible for your financial adviser’s actions. We do not set your financial adviser’s fee or receive any part of it. Any financial adviser fee you pay is in addition to this Contract’s fees and expenses. You should ask your financial adviser about compensation they receive for this Contract. Allianz Life is not an investment adviser, and does not provide investment advice in connection with sales of the Contract. We are not a fiduciary to you, and do not make recommendations or assess suitability.
You can submit a written request to our Service Center on a form satisfactory to us to allow your financial adviser to make Index Option transfers on your behalf. However, we reserve the right to review a financial adviser’s trading history before allowing him or her to make transfers. If, in our sole discretion, we believe the financial adviser's trading history indicates excessive trading, we can deny your request. If we approve it, your financial adviser is subject to the same trading restrictions that apply to Owners. We can deny or revoke trading authority in our sole discretion.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

When the Contract Ends
The Contract ends when:
•	all applicable phases of the Contract (Accumulation Phase, Income Period and/or Annuity Phase) have ended, and/or
•	if we received a Valid Claim, all applicable death benefit payments have been made.
For example, if you take a full withdrawal of the total Contract Value, both the Accumulation Phase and the Contract end even though the Income Period and Annuity Phase never began and we did not make any death benefit payments.

2.  Ownership, Annuitant, Determining Life, Beneficiary, and Payee
Owner
The Owner designated at Contract issue has all the rights under the Contract. The Owner may be an individual, or a non-individual (e.g. a trust, tax-exempt entity, or corporation). Qualified Contracts and non-individually owned Contracts can only have one Owner. A Qualified Contract is purchased under a pension or retirement plan that qualifies for special tax treatment under sections of the Code.
Joint Owner
A Non-Qualified Contract can be owned by up to two individual Owners (Joint Owners). Joint Owners must be spouses within the meaning of federal tax law. We generally require the signature of both Joint Owners on any forms that are submitted to our Service Center.
Annuitant
The Annuitant is the individual on whose life we base Annuity Payments. Subject to our approval, you designate an Annuitant when you purchase a Contract. For Qualified Contracts, before the Annuity Date the Owner must be the Annuitant unless the Contract is owned by a qualified plan or is part of a custodial arrangement. You can change the Annuitant on an individually owned Non-Qualified Contract at any time before the Annuity Date. You cannot change the Annuitant if the Owner is a non-individual. Subject to our approval, you can add a joint Annuitant on the Annuity Date. For Qualified Contracts, the ability to add a joint Annuitant is subject to any plan requirements associated with the Contract. For individually owned Contracts, if the Annuitant who is not an Owner dies before the Annuity Date, the sole Owner (or younger Joint Owner) automatically becomes the new Annuitant, but the Owner can subsequently name another Annuitant.
Designating different persons as Owner(s) and Annuitant(s) can have important impacts on whether a death benefit is paid, and on who receives it as indicated below. For more examples, please see the Appendix A to the Form N-4 SAI. In order to convert Income Payments to Annuity Payments the Covered Person(s) must be named as the Annuitant(s) as discussed in section 8, when Annuity Payments Begin. Designating different persons as Covered Person(s) and Annuitant(s) will cause the Income Benefit and Income Payments to end at the maximum permitted Annuity Date. Use care when designating Owners, Covered Person(s) and Annuitant(s), and consult your Financial Professional if you have questions.
Upon the Death of a Sole Owner

Action if the Contract is in the Accumulation Phase

•	We pay a death benefit to the Beneficiary unless the Beneficiary is the surviving spouse and continues the Contract. The Income Benefit and any Income Payments will also end unless the Beneficiary is both a surviving spouse and either an Eligible Person (if Income Payments have not begun) or a Covered Person (if Income Payments have begun).
•	If the deceased Owner was a Determining Life and the surviving spouse Beneficiary continues the Contract:
–	we increase the Contract Value to equal the Guaranteed Death Benefit Value if greater and available, and the death benefit ends,
–	the surviving spouse becomes the new Owner,
–	if Income Payments have not begun the Accumulation Phase continues,
–	if Income Payments have begun they can only continue if the surviving spouse is a Covered Person; otherwise the Income Benefit ends, and
–	upon the surviving spouse’s death, his or her Beneficiary(s) receives the Contract Value.
•	If the deceased Owner was not a Determining Life, the Traditional Death Benefit Maximum Anniversary Value Death Benefit are not available and the Beneficiary(s) receives the Contract Value.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Action if the Contract is in the Annuity Phase
•	The Beneficiary becomes the Payee. If we are still required to make Annuity Payments under the selected Annuity Option, the Beneficiary also becomes the new Owner.
•	If the deceased was not an Annuitant, Annuity Payments to the Payee continue. No death benefit is payable.
•	If the deceased was the only surviving Annuitant, Annuity Payments end or continue as follows.
–	Annuity Option 1 or 3, payments end. If Income Payments were converted to Annuity Payments under one of these Annuity Options, we will also pay any remaining value to the named Beneficiary(s).
–	Annuity Option 2 or 4, payments end when the guarantee period ends.
–	Annuity Option 5, payments end and the Payee may receive a lump sum refund.
•	If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.
Determining Life (Lives)
The Determining Life (Lives) are the individuals on whose life we base the Guaranteed Death Benefit Value provided by the Traditional Death Benefit or Maximum Anniversary Value Death Benefit. We establish the Determining Life (Lives) at Contract issue. For an individually owned Contract the Determining Life (Lives) are the Owner(s). For a non-individually owned Contract the Determining Life is the Annuitant. After the Issue Date the Determining Life (Lives) only change if:
•	you remove a Joint Owner due to divorce, we also remove that person as a Determining Life, or
•	you establish a jointly owned Non-Qualified Contract and change ownership to a Trust, we remove the prior Owner who is not the Annuitant as a Determining Life.
Beneficiary
The Beneficiary is the person(s) or entity you designate at Contract issue to receive any death benefit. You can change the Beneficiary or contingent Beneficiary at any time before your death unless you name an irrevocable Beneficiary. If a Beneficiary dies before you, or you and a Beneficiary die simultaneously as defined by applicable state law or regulation, that Beneficiary’s interest in this Contract ends unless your Beneficiary designation specifies otherwise. If there are no surviving primary Beneficiaries, we pay the death benefit to the contingent Beneficiaries who survive you. If there are no surviving Beneficiaries or if there is no named Beneficiary, we pay the death benefit to your estate or the Owner if the Owner is a non-individual.
FOR JOINTLY OWNED CONTRACTS: The sole primary Beneficiary is the surviving Joint Owner regardless of any other named primary Beneficiaries. If both Joint Owners die simultaneously as defined by applicable state law or regulation, we pay the death benefit to the named contingent Beneficiaries or equally to the estate of the Joint Owners if there are no named contingent Beneficiaries.
Eligible Person(s) and Covered Person(s)
We determine Eligible Persons on the Issue Date based on the Contract’s ownership and tax qualification status. We use Eligible Person(s) to determine the Income Percentage and Income Percentage Increase, when you will begin receiving Income Percentage Increases, when Income Payments are available to you, and the payment type (single or joint) available to you.
We base Income Payments on the lives of the Covered Person(s). We determine the Covered Person(s) on the Income Benefit Date based on the available Eligible Person(s), their marital status, and the payment type you select. Joint Income Payments are only available if there are two Eligible Persons on the Income Benefit Date who are also spouses within the meaning of federal tax law and they meet the requirements stated here. Because Income Payments must begin no later than age 100, joint Income Payments are not available if:
•	there is more than a 50-year age difference between spouses;
•	you select the Traditional Death Benefit and purchase this Contract at the maximum issue age of 80 and there is more than a 20-year age difference between spouses; or
•	you select the Maximum Anniversary Value Death Benefit and purchase this Contract at the maximum issue age of 75 and there is more than a 25-year age difference between spouses.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Eligible Person and Covered Person Requirements
For a single, individual Owner:
•	You, the Owner, are an Eligible Person.
•	If you and the sole primary Beneficiary are spouses within the meaning of federal tax law, the sole primary Beneficiary is also an Eligible Person.
•	If you select single Income Payments only you, the Owner, can be the Covered Person.
•	If you select joint Income Payments you must designate yourself, the Owner, to be a Covered Person.
For Joint Owners:
•	Both Joint Owners are Eligible Persons.
•	If you select single Income Payments you can designate either Eligible Person to be the Covered Person.
•	If you select joint Income Payments you must designate both Joint Owners to be the Covered Persons.
For Contracts owned by a non-individual:
•	The Annuitant is the Eligible Person.
•	For Non-Qualified Contracts, we only allow one Eligible Person and joint Income Payments are not available.
•	For Qualified Contracts, if the Owner is a qualified plan or a custodian and the Annuitant and sole contingent Beneficiary are spouses within the meaning of federal tax law, the sole contingent Beneficiary is also an Eligible Person. However, joint Income Payments are only available if the qualified plan or custodian is also the sole primary Beneficiary. This structure allows the surviving non-Annuitant spouse to continue to receive Income Payments, assuming the surviving non-Annuitant spouse is the beneficiary under the qualified plan or custodial IRA.
•	If you select single Income Payments only the Annuitant can be the Covered Person.
If an Eligible Person or a Covered Person is no longer an Owner, Joint Owner, Annuitant, sole primary Beneficiary, or sole contingent Beneficiary as required above due to death, change in spousal status, an assignment or change of ownership/Beneficiary, we will remove that person from the Contract as an Eligible Person or Covered Person. If an Eligible Person is removed, you cannot designate that person to be a Covered Person. If a Covered Person is removed, that person is no longer a Covered Person. If we remove all Eligible Persons or Covered Persons from the Contract, the Income Benefit ends.
You can only add or replace an Eligible Person on or before the date you request Income Payments. If you add or change an Owner, sole primary Beneficiary or sole contingent Beneficiary that person will become an Eligible Person if they are the current spouse within the meaning of federal tax law of an existing Eligible Person and meet the requirements stated in this section. If you add or replace an Eligible Person we will recalculate your Lifetime Income Percentages based on the age of the new Eligible Person on the Index Effective Date and Index Anniversaries, if applicable, as stated in the Summary – How Does the Income Benefit Work? At any given time there cannot be more than two Eligible Persons. After the Income Benefit Date, you cannot add, remove, or replace a Covered Person even if you add or change an Owner, or Beneficiary.
Change in Spousal Status of Eligible Persons or Covered Persons
If at any time joint Eligible Persons or joint Covered Persons are no longer spouses you must send us written notice. If we receive notice on or before the Income Benefit Date, joint Income Payments will not be available to you unless you remarry and add your new spouse as a Joint Owner or sole primary or contingent Beneficiary according to the requirements stated in this section. If we receive notice after the Income Benefit Date, we will remove one former spouse from the Contract as a Covered Person and also as an Owner, Joint Owner, Annuitant and/or Beneficiary.
Upon notification of divorce, we treat any request to reduce or divide benefits under this Contract as a request for a withdrawal of Contract Value payable to you. We process the withdrawal and remove one spouse from the Contract as an Eligible Person or Covered Person, Owner, Annuitant and/or Beneficiary, according to your instructions or any applicable court order. This withdrawal is subject to any applicable tax or withdrawal charge, and may cause Income Payments and the Income Benefit to end prematurely. However, if you do not notify us of the divorce, the Contract continues and upon the death of an Owner, we pay any applicable death benefit to the Beneficiary(s) and the Contract and the Income Benefit both end.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Payee
The Payee is the person or entity who receives Annuity Payments during the Annuity Phase. The Owner receives tax reporting on those payments. Generally we require the Payee to be an Owner. However, we may allow you to name a charitable trust, financial institution, qualified plan, or an individual specified in a court order as a Payee subject to our approval. For Qualified Contracts owned by a qualified plan, the qualified plan must be the Payee.
Assignments, Changes of Ownership and Other Transfers of Contract Rights
You can assign your rights under this Contract to someone else during the Accumulation Phase. An assignment may be absolute or limited, and includes changes of ownership, collateral assignments, or any other transfer of specific Contract rights. After an assignment, you may need the consent of the assignee of record to exercise certain Contract rights depending on the type of assignment and the rights assigned.
You must submit your request to assign the Contract in writing to our Service Center and we must approve it in writing. To the extent permitted by state law, we reserve the right to refuse to consent to any assignment at any time on a nondiscriminatory basis. We will not consent if the assignment would violate or result in noncompliance with any applicable state or federal law or regulation.
Upon our consent, we record the assignment. We are not responsible for the validity or effect of the assignment. We are not liable for any actions we take or payments we make before we receive your request in Good Order and record it. A request is in “Good Order” when it contains all the information we require to process it. Assigning the Contract does not change, revoke or replace the originally named Annuitant or Beneficiary; if you also want to change the Annuitant or Beneficiary you must make a separate request.
• An assignment may be a taxable event. In addition, there are other restrictions on changing the ownership of a Qualified Contract and Qualified Contracts generally cannot be assigned absolutely or on a limited basis. You should consult with your tax adviser before assigning this Contract.
• An assignment does not change the Determining Life (Lives).

3.  Purchasing the Contract
Purchase Requirements
To purchase this Contract, on the Issue Date all Owners and the Annuitant must be:
•	age 80 or younger if you select the Traditional Death Benefit, or
•	age 75 or younger if you select the Maximum Anniversary Value Death Benefit.
The Purchase Payment requirements for this Contract are as follows.
•	The minimum initial Purchase Payment due on the Issue Date is $5,000.
•	We restrict additional Purchase Payments. Each Index Year during the Accumulation Phase and before the Income Benefit Date you cannot add more than your initial amount without our prior approval. Your initial amount is all Purchase Payments received before the first Quarterly Contract Anniversary of the first Contract Year. We allow you to add up to the initial amount in the remainder of the first Index Year. The minimum additional Purchase Payment we will accept is $50.
•	We do not accept additional Purchase Payments on or after the Income Benefit Date if you begin Income Payments, or on or after the Annuity Date if you begin Annuity Payments.
•	The maximum total Purchase Payments we accept without our prior approval is $1 million.
We may, at our sole discretion, waive the minimum Purchase Payment requirements.
Once we receive your initial Purchase Payment and all necessary information in Good Order at our Service Center, we issue the Contract within two Business Days and allocate your payment to the AZL Government Money Market Fund before we transfer it to your selected Index Options. If you do not give us all of the information we need, we contact you or your Financial Professional. If for some reason we are unable to complete this process within five Business Days, we either send back your Purchase Payment or get your permission to keep it until we get all of the necessary information. If you make additional Purchase Payments, we add this money to your Contract on the Business Day we receive it in Good Order.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

If you submit a Purchase Payment and/or application to your Financial Professional, we do not begin processing the payment and/or application until we receive it. A Purchase Payment is “received” when it arrives at our Service Center from the address for mailing checks listed at the back of this prospectus regardless of how or when you submitted them. We forward Purchase Payments we receive at the wrong address to the last address listed at the back of this prospectus, which may delay processing.
We may terminate your ability to make additional Purchase Payments because we reserve the right to decline any or all Purchase Payments at any time on a nondiscriminatory basis. This applies to Contracts issued in all states except as disclosed in Appendix H. If mandated under applicable law, we may be required to reject a Purchase Payment. If we exercise our right to decline additional Purchase Payments, this may limit your ability to fund your Contract’s guaranteed benefits such as the Income Benefit, Traditional Death Benefit or Maximum Anniversary Value Death Benefit.
Applications Sent Electronically
We accept manually signed applications that are in Good Order and are sent by fax, or email, or uploaded to our website. It is important to verify receipt of any faxed application, or to receive a confirmation number when using email or the web. We are not liable for applications that we do not receive. A manually signed application sent by fax, email or over the web is considered the same as an application delivered by mail. Our electronic systems (fax, email or website) may not always be available; any electronic system can experience outages or slowdowns which may delay application processing. Although we have taken precautions to help our system handle heavy use, we cannot promise complete reliability. If you experience problems, please submit your written application by mail to our Service Center. We reserve the right to discontinue or modify our electronic application policy at any time and for any reason.
Allocation of Purchase Payments and Contract Value Transfers
The allocation instructions you provide on your application automatically become your Purchase Payment default instructions. (In your Contract, Purchase Payment default instructions are called future allocation instructions.) We use these default instructions for all Purchase Payments we receive unless you change them, or give us alternate allocation instructions specific to an individual Purchase Payment. We only allow Purchase Payments to move into the Index Options on the Index Effective Date and on subsequent Index Anniversaries. As a result, we hold Purchase Payments in the AZL Government Money Market Fund until we transfer them to your selected Index Options according to your Purchase Payment default instructions. For additional Purchase Payments we receive after the Index Effective Date, we transfer the amounts held in the AZL Government Money Market Fund to your selected Index Options on the next Index Anniversary.
We only transfer Variable Account Value into Index Options and allow Index Option Value transfers between Index Options on Term End Dates. However, we do not allow assets to move into an established 3-year Term Index Option until the Term End Date. If you have a 3-year Term Index Option and you instruct us to move assets to it on or before the second Index Anniversary of the 3-year Term, we will start a new 3-year Term Index Option with a new Term Start Date and move those assets to it according to your instructions.
You select the Index Effective Date when you purchase your Contract. It can be any Business Day up to and including the first Quarterly Contract Anniversary, but it cannot be the 29th, 30th or 31st of a month.
On your application if you select…	Your Index Effective Date will be either…
the earliest Index Effective Date	• your Issue Date, or • the first Business Day of the next month if the Issue Date is the 29th, 30th, or 31st of a month
the deferred Index Effective Date	• your first Quarterly Contract Anniversary, or
• the next Business Day if the first Quarterly Contract Anniversary occurs on a non-Business Day, or the first Business Day of the next month if the first Quarterly Contract Anniversary is the 29th, 30th, or 31st of a month
You can change your Index Effective Date before it occurs to be an earlier or later date by submitting a request. However, your new Index Effective Date cannot be later than the deferred Index Effective Date listed above. We must receive your request in Good Order at our Service Center before the end of the Business Day on which you want the Index Effective Date to occur. Once your Index Effective Date occurs, all Index Options for your Contract will have the same Index Anniversary.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

You can change your Purchase Payment default instructions at any time without fee or penalty. These changes are effective on the Business Day we receive them in Good Order at our Service Center. We accept changes to Purchase Payment default instructions from any Owner unless you instruct otherwise. We may allow you to authorize someone else to change these default instructions on your behalf. Changes to your Purchase Payment default instructions do not reallocate or transfer existing Index Option Values.
We notify you at least 30 days in advance of each Index Anniversary as a reminder that on the upcoming anniversary you may transfer Index Option Value between Index Options. Transfers between Index Options do not change your Purchase Payment default instructions. For more information, see the “Electronic Transfer and Allocation Instructions” discussion next in this section. On each Term End Date, if we have not received transfer instructions from you, and you are not participating in the 1-year Term Index Option reallocation program, all assets invested continue to be invested in the Index Options at the renewal DPSCs, Precision Rates, and Caps.
We must receive all Index Option transfer instructions in Good Order at our Service Center before the end of the Business Day on the Term End Date (or the next Business Day if the Term End Date is a non-Business Day).
• In order to apply Purchase Payments we receive after the Index Effective Date to your selected Index Option(s) on the next Index Anniversary, we must receive them before the end of the Business Day on the Index Anniversary (or before the end of the prior Business Day if the anniversary is a non-Business Day).
• Purchase Payments we hold in the AZL Government Money Market before transferring them to your selected Index Options are subject to Contract fees and expenses (e.g. product fee), and market risk and may lose value.
Electronic Transfer and Allocation Instructions
We use reasonable procedures to confirm that electronic transfer and allocation instructions given to us are genuine. If we do not use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We record all telephone instructions and log all fax, email and website instructions. We reserve the right to deny any transfer request or allocation instruction change, and to discontinue or modify our electronic instruction privileges at any time for any reason.
Please note that telephone, fax, email and/or the website may not always be available. Any electronic system, whether it is ours, yours, your service provider’s, or your Financial Professional’s, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your transfer request or allocation instruction change. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability. If you are experiencing problems, you should submit your instructions in writing to our Service Center.
By authorizing electronic instructions, you authorize us to accept and act upon these instructions for your Contract. There are risks associated with electronic communications that do not occur with a written request. Anyone authorizing or making such requests bears those risks. You should protect your website password, because the website is available to anyone with your password; we cannot verify that the person providing instructions on the website is you, or is authorized by you.
Automatic Investment Plan (AIP)
The AIP makes additional Purchase Payments to the Contract during the Accumulation Phase and before the Income Benefit Date on a monthly or quarterly basis by electronic money transfer from your savings, checking or brokerage account. You can participate in AIP by completing our AIP form. Our Service Center must receive your form in Good Order by the 15th of the month (or the next Business Day if the 15th is a non-Business day) in order for AIP to begin that same month. We process AIP Purchase Payments on the 20th of the month, or the next Business Day if the 20th is a non-Business Day. We hold AIP Purchase Payments in the AZL Government Money Market Fund until we transfer them to the Index Options on the Index Effective Date or the next Index Anniversary according to your Purchase Payment default instructions. AIP Purchase Payments must comply with the allocation requirements and restrictions (including the initial amount requirement) stated in this section. AIP has a maximum of $1,000 per month. We must receive your request to stop or change AIP at our Service Center by the end of the last Business Day immediately before the Business Day we process AIP to make the change that month. If you choose to begin Income Payments, AIP ends automatically on the Income Benefit Date. If you choose to begin Annuity Payments, AIP ends automatically on the Business Day before the Annuity Date. We reserve the right to discontinue or modify AIP at any time and for any reason.
For Owners of Qualified Contracts, AIP is not available if your Contract is funding a plan that is tax qualified under Section 401 of the Code.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Free Look/Right To Examine Period
If you change your mind about the Contract, you can cancel it within the free look period stated on the first page of your Contract. In most states, this is ten days after you receive the Contract. If you cancel your Contract during the free look period, in most states we return your Contract Value as of the Business Day we receive your cancellation request in Good Order. This may be more or less than your initial Purchase Payment. In states that require us to return Purchase Payments less withdrawals if you cancel your Contract, we return Contract Value if greater.
IRA Contracts require us to return Purchase Payments less withdrawals. If you cancel your IRA Contract, we return the greater of Purchase Payments less withdrawals or Contract Value.
Some states and certain IRA Contracts require return of Purchase Payments. For these Contracts, we reserve the right to hold your initial Purchase Payment in the AZL Government Money Market Fund until the free look period ends, and then re-allocate your Contract Value, less fees and expenses, according to your Purchase Payment default instructions. If we hold your initial Purchase Payment in the AZL Government Money Market Fund during the free look period and the requested Index Effective Date would occur during this time, we change your Index Effective Date to the next Business Day after the free look period that is not the 29th, 30th or 31st of the month. Then, if you:
•	cancel your Contract during this time, we return the greater of Purchase Payments less withdrawals, or Contract Value. We do not assess a withdrawal charge or deduct any other Contract fees or expenses if you cancel your Contract during the free look period.
•	do not cancel your Contract during this time, we re-allocate your Contract Value to the Index Options according to your Purchase Payment default instructions on the Index Effective Date.
In the Contract, the free look provision is also called the right to examine.

4.  AZL Government Money Market Fund
The following table lists the AZL Government Money Market Fund's associated investment advisers and subadvisers, investment objectives, and principal investment strategies. Depending on market conditions, you can gain or lose value by investing in the AZL Government Money Market Fund. In the future, we may add, eliminate or substitute variable investment options to the extent permitted by the federal securities laws and, when required, the SEC.
You should read the AZL Government Money Market Fund's prospectus carefully. There are potential risks associated with the AZL Government Money Market Fund's investment strategies. The operation of the AZL Government Money Market Fund and its various risks and expenses are described in its prospectus. We send you the current copy of the AZL Government Money Market Fund's prospectus when we issue the Contract. (You can also obtain the current AZL Government Money Market Fund's prospectus by contacting your Financial Professional or calling us at the toll-free telephone number listed at the back of this prospectus.)
Currently, the AZL Government Money Market Fund is not a publicly available mutual fund. It is available only as a variable investment option in variable annuity contracts or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. A material conflict of interest may arise between insurance companies, owners of different types of contracts, and retirement plans or their participants. The AZL Government Money Market Fund's Board of Directors monitors for material conflicts, and determines what action, if any, should be taken to address any conflicts.
The AZL Government Money Market Fund's name, investment objectives and policies may be similar to the names, investment objectives and policies of other portfolios managed by the same investment advisers. Although the names, objectives and policies may be similar, the AZL Government Money Market Fund's investment results may be higher or lower than these other portfolios’ results. The investment advisers cannot guarantee, and make no representation, that these similar portfolios' investment results will be comparable even though the AZL Government Money Market Fund has the same name, investment advisers, objectives, and policies.
The AZL Government Money Market Fund pays 12b-1 fees to the Contracts’ distributor, our affiliate, Allianz Life Financial Services, LLC, for distribution and/or administrative services. In addition, we may enter into certain arrangements under which we, or Allianz Life Financial Services, LLC, are compensated by the AZL Government Money Market Fund's advisers, distributors and/or affiliates for administrative services and benefits we provide to the AZL Government Money Market Fund. The compensation amount usually is based on the AZL Government Money Market Fund's aggregate assets purchased through contracts we issue or administer. Some advisers may pay us more or less than

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

others. The maximum service fee we currently receive from any variable investment option in any variable annuity contract we offer is 0.35% annually of the average aggregate amount invested by us in the variable investment options.
We offer other variable annuity contracts that may invest in the AZL Government Money Market Fund. These contracts may have different charges and may offer different benefits more appropriate to your needs. For more information about these contracts, please contact our Service Center.
Allianz Investment Management LLC is an adviser/subadviser that is affiliated with us through common ownership.
Investment Management Company and Adviser/Subadviser	Investment Option Name	Asset Class	Investment Objective	Principal Investment Strategies (Normal market conditions)
Blackrock
Allianz Investment Management LLC/BlackRock Advisors, LLC	AZL Government Money Market Fund	Cash Equivalent	Current income consistent with stability of principal	Invests at least 99.5% of its total assets in cash, government securities, or repurchase agreements that are collateralized fully. Invests at least 80% in government securities or in repurchase agreements collateralized by government securities. Investments include U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations. In addition, the Fund may invest in variable and floating rate instruments. During extended periods of low interest rates, and due in part to contract fees and expenses, the yield of the AZL Government Money Market Fund may also become extremely low and possibly negative.
Substitution and Limitation on Holdings
We may substitute another variable investment option for the AZL Government Money Market Fund for any reason in our sole discretion. To the extent required by the Investment Company Act of 1940 or other applicable law, we do not substitute any shares without SEC approval and providing you notice. A new or substitute variable investment option may have different fees and expenses. We may limit the amount of additional Purchase Payments held in the AZL Government Money Fund if marketing, tax or investment considerations warrant, or for any reason in our sole discretion. We may also close the AZL Government Money Fund. The fund companies that sell shares of the AZL Government Money Fund to us, pursuant to participation agreements, may end those agreements and discontinue offering us their shares.
Excessive Trading and Market Timing
Currently the Contract does not offer any variable investment options to which you can allocate money. If we were to offer variable investment options in the future they would be subject to the following provisions.
We may restrict or modify your right to make transfers to prevent any use that we consider to be part of a market timing program.
Frequent transfers, programmed transfers, transfers into and then out of a variable investment option in a short period of time, and transfers of large amounts at one time (collectively referred to as “potentially disruptive trading”) may have harmful effects for other Owners, Annuitants and Beneficiaries. These risks and harmful effects include the following.
•	Dilution of the interests of long-term investors in a variable investment option, if market timers or others transfer into a variable investment option at prices that are below their true value, or transfer out at prices above their true value.
•	An adverse effect on portfolio management, such as causing a variable investment option to maintain a higher level of cash or causing a variable investment option to liquidate investments prematurely.
•	Increased brokerage and administrative expenses.
We attempt to protect our Owners and the variable investment options from potentially disruptive trading through our Excessive Trading and Market Timing policies and procedures. Under these policies and procedures, we may modify your transfer privileges for some or all of the variable investment options as follows:
•	Limit transfer frequency (for example, prohibit more than one transfer a week, or more than two a month, etc.).
•	Restrict the transfer method (for example, requiring all transfers be sent by first-class U.S. mail and rescinding electronic transfer privileges).

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

•	Require a minimum time period between each transfer into or out of the same variable investment option. Our current Excessive Trading and Market Timing policy, which is subject to change without notice, prohibits “round trips” within 14 calendar days. We do not include transfers into and/or out of the AZL Government Money Market Fund when available in your Contract or any automatic transfers made under any of our programs or Contract features. Round trips are transfers into and back out of the same variable investment option, or transfers out of and back into the same variable investment option.
•	Refuse transfer requests made on your behalf by an asset allocation and/or market timing service.
•	Limit the dollar amount of any single Purchase Payment or transfer request to a variable investment option.
•	Prohibit transfers into specific variable investment options.
•	Impose other limitations or restrictions to the extent permitted by federal securities laws.
We also reserve the right to reject any specific Purchase Payment allocation or transfer request from any person if in the investment adviser’s, subadviser’s or our judgment, a variable investment option may be unable to invest effectively in accordance with its investment objectives and policies. This could occur, for example, where frequent or rapid trading causes the investment adviser to hold an excess of uninvested cash to meet redemption requests, or to sell investment positions to fund redemptions, thereby affecting variable investment option returns. Similarly, rapid or frequent trading may cause a variable investment option to incur excessive transaction fees, which also could affect performance.
We retain some discretion in determining what actions constitute potentially disruptive trading and in determining when and how to impose trading restrictions. Currently, we attempt to deter disruptive trading as follows. If a transfer(s) is/are identified as potentially disruptive trading, we may (but are not required to) send a warning letter. If the conduct continues and we determine it constitutes disruptive trading, we also impose transfer restrictions. Transfer restrictions may include refusing electronic transfers and requiring all transfers be sent by first-class U.S. mail. If the disruptive trading affects only a single variable investment option, we may prohibit transfers into or Purchase Payment allocations to that variable investment option. We do not enter into agreements permitting market timing and would not permit activities determined to be disruptive trading to continue. We also reserve the right to impose transfer restrictions if we determine, in our sole discretion, that transfers disadvantage other Owners. We notify you in writing if we impose transfer restrictions on you.
We adopted these policies and procedures as a preventative measure to protect all Owners from the potential effects of disruptive trading, while also abiding by your legitimate interest in diversifying your investment and making periodic asset re-allocations based on your personal situation or overall market conditions. We attempt to protect your interests in making legitimate transfers by providing reasonable and convenient transfer methods that do not harm other Owners.
We may make exceptions when imposing transfer restrictions if we determine a transfer is appropriate, although it may technically violate our policies and procedures discussed here. In determining if a transfer is appropriate, we may, but are not required to, take into consideration its relative size, whether it was purely a defensive transfer into the AZL Government Money Market Fund, and whether it involved an error or similar event. We may also reinstate electronic transfer privileges after we revoke them, but we do not reinstate these privileges if we believe they might be used for future disruptive trading.
We cannot guarantee the following.
•	Our monitoring will be 100% successful in detecting all potentially disruptive trading activity.
•	Revoking electronic transfer privileges will successfully deter all potentially disruptive trading.
In addition, some of the variable investment options are available to other insurance companies and we do not know if they adopted policies and procedures to detect and deter potentially disruptive trading, or what their policies and procedures might be. Because we may not be completely successful at detecting and preventing market timing activities, and other insurance companies that offer the variable investment options may not have adopted adequate market timing procedures, there is some risk that market timing activity may occur and negatively affect other Owners.
We may, without prior notice to any party, take whatever action we deem appropriate to comply with any state or federal regulatory requirement. In addition, purchase orders for a variable investment option’s shares are subject to acceptance by that variable investment option’s manager. We reserve the right to reject, without prior notice, any variable investment option transfer request or Purchase Payment if the purchase order is rejected by the investment manager. We have entered into agreements required under SEC Rule 22c-2 (Rule 22c-2 agreements) whereby, upon request by an underlying fund or its designee, we must provide information about you and your trading activities to the underlying fund or its designee. Under the terms of the Rule 22c-2 agreements, we are required to: (1) provide details concerning every purchase, redemption, transfer, or exchange of variable investment options during a specified period; and (2) restrict your trading

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

activity if the party receiving the information so requests. Under certain Rule 22c-2 agreements, if we fail to comply with a request to restrict trading activity, the underlying fund or its designee may refuse to accept buy orders from us until we comply.
Variable investment options may add or change policies designed to restrict market timing activities. For example, variable investment options may impose restrictions on transfers between variable investment options in an affiliated group if the investment adviser to one or more of the variable investment options determines that the person requesting the transfer has engaged, or is engaging in, market timing or other abusive trading activities. In addition, a variable investment option may impose a short-term trading fee on purchases and sales within a specified period. You should review the variable investment options’ prospectuses regarding any applicable transfer restrictions and the imposition of any fee to discourage short-term trading. The imposition of these restrictions would occur as a result of variable investment option restrictions and actions taken by the variable investment options’ managers.
This Contract is not designed for professional market timing organizations, or other persons using programmed, large, or frequent transfers, and we may restrict excessive or inappropriate transfer activity.
The retention of some level of discretion by us may result in disparate treatment among persons engaging in potentially disruptive trading, and it is possible that some persons could experience adverse consequences if others are able to engage in potentially disruptive trading practices that have negative effects.
Voting Privileges
We legally own the AZL Government Money Market Fund shares. However, when the AZL Government Money Market Fund holds a shareholder vote that affects your investment, we ask you to give us voting instructions. We then vote all of our shares, including any we own on our behalf, in proportion to those instructions. Because most Owners do not give us instructions and we vote shares proportionally, a small number of Owners may determine a vote’s outcome. If we determine we no longer need to get your voting instructions, we will decide how to vote the shares. Only Owners have voting privileges. Annuitants, Beneficiaries, Payees and other persons have no voting privileges unless they are also Owners.
We determine your voting interest as follows.
•	You can provide voting instructions based on the dollar value of the AZL Government Money Market Fund’s shares in your Contract’s subaccount. We calculate this value based on the number and value of accumulation units for your Contract on the record date. We count fractional units.
•	You receive proxy materials and a voting instruction form.

5.  Valuing Your Contract
Your Contract Value is the total of the Variable Account Value and all Index Option Values.
Variable Account Value increases when….	Variable Account Value decreases when….
• we hold Purchase Payments in the AZL Government Money Market Fund before transferring them to your selected Index Options • there is positive AZL Government Money Market Fund performance	• we take assets out of the AZL Government Money Market Fund and transfer them to your selected Index Options
• there is negative AZL Government Money Market Fund performance
• we deduct Contract expenses
Contract expenses we deduct from the AZL Government Money Market Fund include the product fee, rider fee, contract maintenance charge and withdrawal charge as described in section 6, Expenses.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

The AZL Government Money Market Fund does not provide any protection against loss of principal. You can lose principal and previous earnings for Purchase Payments held in the AZL Government Money Market Fund.
Index Option Values increase when….	Index Option Values decrease when….
• you add assets to an Index Option by Purchase Payment or Contract Value transfer • you receive a positive Credit or Daily Adjustment	• you take assets out of an Index Option by withdrawal or Contract Value transfer • you receive a negative Credit or Daily Adjustment • we deduct Contract expenses
Contract expenses we deduct from the Index Options include the product fee, rider fee, contract maintenance charge and withdrawal charge as described in section 6, Expenses.
We apply transfers of Contract Value and Purchase Payments to the Index Options on the Index Effective Date and Index Anniversaries. We apply Credits to the Index Options on the Term End Dates. Contract expenses are deducted at different times during the Index Year as stated in section 6, Expenses. The Daily Adjustment applies to the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy on any Business Day other than the Term Start Date or the Term End Date. The Daily Adjustment does not apply to the Index Protection Strategy with DPSC or Index Protection Strategy with Cap.
Credits are subject to the DPSC, Precision Rate, Cap, Buffer, or Floor. Positive Credits are not guaranteed and Credits can be zero under all the Index Options. Credits can be negative after application of the Buffer for any Index Option with the Index Precision Strategy or Index Performance Strategy, or negative down to the Floor for any Index Option with the Index Guard Strategy. A negative Performance Credit means that you can lose principal and previous earnings. These losses can be significant.
Determining Variable Account Value
The Separate Account holds the assets for the Purchase Payments held in the AZL Government Money Market Fund before we transfer them to the Index Options. The Separate Account is divided into subaccounts, each of which invests exclusively in the shares of the AZL Government Money Market Fund.
We convert Purchase Payments held in the AZL Government Money Market Fund into subaccount accumulation units. Each subaccount’s daily price (accumulation unit value) is based on the AZL Government Money Market Fund’s price. The AZL Government Money Market Fund’s price is typically determined at the end of each Business Day, and any Purchase Payment received at or after the end of the current Business Day receives the next Business Day’s price. The AZL Government Money Market Fund's price reflects deduction of its operating expenses.
We calculate your Variable Account Value at the end of each Business Day by multiplying each subaccount’s accumulation unit value by its number of accumulation units, and adding those results together for all subaccounts.
On the Issue Date, the number of accumulation units in each subaccount is equal to the amount allocated to a subaccount divided by its accumulation unit value. At the end of each Business Day, the number of subaccount accumulation units:
•	increase when we add Purchase Payments to the AZL Government Money Market Fund, and
•	decrease when assets are removed from the AZL Government Money Market Fund by transfer, withdrawal or deduction of Contract expenses.
We arbitrarily set the initial accumulation unit value for each subaccount. At the end of each Business Day, we determine the new accumulation unit value for each subaccount by multiplying the prior Business Day’s accumulation unit value by the AZL Government Money Market Fund’s percentage change in price since the prior Business Day. The percentage change in price includes the AZL Government Money Market Fund’s market performance.
Example
•	We receive at our Service Center an additional Purchase Payment of $3,000 from you before the end of the Business Day.
•	When the New York Stock Exchange closes on that Business Day, we determine that the accumulation unit value is $13.25 for the subaccount of the AZL Government Money Market Fund.
•	We then divide $3,000 by $13.25 and credit your Contract that night with 226.415094 subaccount accumulation units for the AZL Government Money Market Fund.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Determining Index Option Values
We calculate an Index Option Value for each Index Option at the end of each Business Day. Generally, the Index Option Value is equal to the Index Option Base plus any applicable Daily Adjustment. The Daily Adjustment applies to any Index Option with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy on Business Days other than the Term Start Date or the Term End Date. It does not apply to any Index Option with the Index Protection Strategy with DPSC or Index Protection Strategy with Cap. The Daily Adjustment can be positive or negative and is discussed later in this section.
On the first Term Start Date, both the Index Option Value and the Index Option Base for each of your selected Index Options are initially equal to the amount of:
•	any Purchase Payment received that day which you allocated to that Index Option, and
•	any Contract Value transferred into that Index Option.
At the end of each subsequent Business Day for each selected Index Option, we first either apply:
•	the Daily Adjustment if this is not the Term End Date and this is an Index Option with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy, or
•	a Credit if this is the Term End Date.
We calculate Credits as described under “Calculating Credits” next in this section and apply them as follows:
•	We multiply each Index Option Base by its Credit and add this amount to its Index Option Base.
•	Then we set each Index Option Value equal to its Index Option Base.
Lastly, we increase and/or decrease each Index Option Base and Index Option Value for additional Purchase Payments, transfers, partial withdrawals and the deduction of any Contract expenses.
•	Additional Purchase Payments received on the Term End Date and allocated to this Index Option, and transfers of Variable Account Value or Index Option Value into this Index Option, increase these values by the dollar amount allocated or transferred.
•	Transfers out of this Index Option reduce these values by the dollar amount removed from the Index Option.
•	Partial withdrawals you request and Contract expenses we deduct reduce these values by the dollar amount withdrawn from the Index Option.
–	We deduct partial withdrawals and Contract expenses from the Index Options proportionately based on the percentage of Contract Value in each Index Option using values determined at the end of the Business Day before we process the withdrawal or deduct the Contract expense. However, if you specifically direct us to take a partial withdrawal from a specific Index Option we reduce that Index Option Value by the dollar amount you specify, including any applicable withdrawal charge.
–	We then reduce each Index Option Base by the same percentage that the amount withdrawn reduced its associated Index Option Value.

• Partial withdrawals and Contract expenses we deduct from the Index Options during the Term do not receive a Credit on the Term End Date. However, the remaining amount in the Index Options is eligible for a Credit on the Term End Date.
• You cannot specify from which Index Option or the AZL Government Money Market Fund (if applicable) we deduct Contract expenses; we deduct Contract expenses from each Index Option and the AZL Government Money Market Fund proportionately based on its percentage of Contract Value. However, you can specify from which Index Option or the AZL Government Money Market Fund (if applicable) we deduct a partial withdrawal. There is no consistent financial advantage to providing partial withdrawal deduction instructions.
Calculating Credits
We base Credits on Index Values and Index Returns. We measure Index Values on the Term Start Date and Term End Date using the Index’s price at the end of the Business Day as provided by Bloomberg or another market source if Bloomberg is not available. If the Term Start Date or Term End Date is a non-Business Day we use the next Business Day’s Index price. If you select the EURO STOXX 50®, we determine Index Returns without any exchange rate

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

adjustment. Because we calculate Index Returns only on Term End Dates, the Index Return does not necessarily reflect the highest or lowest Index Values that occurred during the Term.
Crediting Method	If Index Value is less than it was on the Term Start Date (i.e., Index Return is negative):	If Index Value is equal to or greater than it was on the Term Start Date (i.e., Index Return is zero or positive):
Index Protection Strategy with DPSC	Credit is zero	Credit is equal to the DPSC set on the Term Start Date
Index Protection Strategy with Cap	Credit is zero	Protection Credit is equal to the Index Return up to the Cap set on the Term Start DateAssume the Cap is 5%. If the Index Return is…
• 0%, the Protection Credit is zero.
• 4%, the Performance Credit is 4%.
• 12%, the Performance Credit is 5%.
Index Precision Strategy	Performance Credit is equal to the negative Index Return in excess of the BufferAssume the Buffer is 10%. If the Index Return is…
• -8%, the Performance Credit is zero.
	• -12%, the Performance Credit is -2%.	Performance Credit is equal to the Precision Rate set on the Term Start Date
Index Guard Strategy	Performance Credit is equal to the negative Index Return subject to the FloorAssume the Floor is -10%. If the Index Return is…
• -8%, the Performance Credit is -8%.
• -12%, the Performance Credit is -10%.	Performance Credit is equal to the Index Return up to the Cap set on the Term Start DateAssume the Cap is 8%. If the Index Return is…
• 0%, the Performance Credit is zero.
• 6%, the Performance Credit is 6%.
• 12%, the Performance Credit is 8%.
Index Performance Strategy	Performance Credit is equal to the negative Index Return in excess of the Buffer.
Assume the Buffer for the 1-year Term is 10%. If the Index Return for the year is…
• -8%, the Performance Credit is zero.
• -12%, the Performance Credit is -2%.
Assume the Buffer for the 3-year Term is 20%. If the Index Return for the three years is…
• -19%, the Performance Credit is zero.
• -24%, the Performance Credit is -4%.	Performance Credit is equal to the Index Return up to the Cap set on the Term Start Date
Assume the Cap for the 1-year Term is 8%. If the Index Return for the year is…
• 0%, the Performance Credit is zero.
• 6%, the Performance Credit is 6%.
• 12%, the Performance Credit is 8%.
Assume the Cap for the 3-year Term is 80%. If the Index Return for the year is…
• 0%, the Performance Credit is zero.
• 65%, the Performance Credit is 65%.
• 90%, the Performance Credit is 80%. However, if the 3-year Term is uncapped, the Performance Credit would be 90%.
Daily Adjustment for the Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy
We designed the Daily Adjustment to provide an Index Option Value during the Term on days other than the Term Start Date or the Term End Date. The Daily Adjustment can affect the amounts available for withdrawal, annuitization, payment of the death benefit, and the Contract Value used to determine the Income Payments, Charge Base, and contract maintenance charge. It is discussed in the Summary - What is the Daily Adjustment?; and in Risk Factors – Risk of Negative Returns. The Daily Adjustment formula is described in Appendix B and in Exhibit 99(b) of the Form S-1 Registration Statement filed with the SEC, of which this prospectus is a part. This information is incorporated by reference into this prospectus. You can obtain a copy of Exhibit 99(b) by calling (800) 624-0197, or visiting our website at www.allianzlife.com.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Performance Locks
We must receive a manual Performance Lock request in Good Order before the end of the current Business Day to lock an Index Option with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy on that day. Otherwise the Lock Date will occur on the next Business Day that your request is in Good Order. We do not allow Performance Locks to occur on Term End Dates. For requests submitted in writing, we don't consider the request to be received until it arrives at our Service Center.
You (or your Financial Professional, if authorized) can request an automatic Performance Lock based on targets you set only through your account on our website. When you establish your account you must provide us with an email address. You can set upper and/or lower targets for each of these Index Options each Term. Setting a target close to the current Daily Adjustment may cause a Performance Lock to occur very quickly. You can change or cancel targets at any time before we execute a Performance Lock. Each Index Option’s target automatically expires on the earlier of the Lock Date, or the last Business Day before the Term End Date. You can also “over-ride” a target by requesting a manual Performance Lock before the target is reached. We determine if a target is reached using the Index Option Values determined at the end of the prior Business Day using the prior day’s Daily Adjustment. We then execute the Performance Lock using the Daily Adjustment determined at the close of business on the Lock Date. By setting targets you are authorizing us to automatically execute a Performance Lock at the close of business on the Lock Date once the target is reached, unless you cancel the lock. We will send an email notice once the Daily Adjustment for an Index Option reaches a target. To cancel an automatic Performance Lock after a target is reached, we must receive your request in Good Order before the close of business on the Lock Date.
For example, assume the Cap for the Index Performance Strategy with the S&P 500® Index for the 1-year Term is 10.25% and you set a target of 9.50%. On a Tuesday, your Daily Adjustment determined at the end of the Business Day is 9.63%. We will send you an email notice and assuming Wednesday is a Business Day, we will execute the Performance Lock on Wednesday (which will be your Lock Date) using the Daily Adjustment determined at the close of business. If Wednesday is a non-Business Day, your Lock Date would instead be Thursday (assuming it is a Business Day). Note that the Daily Adjustment on the Lock Date could be greater or less than your target of 9.50%, or Tuesday’s Daily Adjustment of 9.63%.
A Performance Lock can be executed once each Term for each of these Index Options. A Performance Lock applies to the total Index Option Value in an Index Option, and not just a portion of that Index Option Value. We use the Daily Adjustment calculated at the end of the current Business Day on the Lock Date to determine your locked Index Option Value. This “locked” Index Option Value may be more or less than the “unlocked” Index Option Value that is available for your review on the Lock Date because the unlocked Index Option Value was determined at the end of the prior Business Day. After the Lock Date, the Index Option Value stays in the locked Index Option for the remainder of the Term, Daily Adjustments do not apply for the remainder of the Term and the locked Index Option Value will not receive a Performance Credit on the Term End Date. However, a locked Index Option Value can decrease if you take a partial withdrawal or when we deduct Contract expenses. On the next Index Anniversary that occurs on or immediately after the Lock Date, all locked Index Options will be unlocked, we will reallocate the locked Index Option Value according to your instructions, and Daily Adjustments will again apply for the new Term. If you do not provide us with reallocation instructions, the Index Option Value will remain in the same Index Option with a new Term Start Date. Performance Locks are not available for any Index Option with the Index Protection Strategy with DPSC or Index Protection Strategy with Cap.
A Performance Lock can help eliminate doubt about future Index performance and possibly limit the impact of a negative Performance Credit you would otherwise receive. The disadvantage of executing a Performance Lock is that the relevant Index Value could increase by the Term End Date, and you will not participate in that increase. In addition, if you execute a Performance Lock, you may receive less than the full protection of the Buffer or Floor, than you would have received if you waited for us to apply the Performance Credit on the Term End Date.
Optional Reallocation Program for the 1-year Term Index Options
Index Option performance may cause the percentage of total Index Option Value in each 1-year Term Index Option to change. Reallocating can help you maintain your selected 1-year Term Index Option allocation percentages. You can direct us to automatically reallocate your 1-year Term Index Option Values on each Term End Date (or on the next Business Day if the Term End Date is a non-Business Day) according to your instructions. We must receive your reallocation instructions in Good Order at our Service Center before the end of the Business Day we reallocate. We reserve the right to discontinue or modify the optional reallocation program at any time and for any reason. To end this program, we must receive your request at our Service Center before the end of the last Business Day immediately before the Term End Date.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

You cannot participate in the Optional Reallocation Program if you select a 3-year Term Index Option. If you are participating in this program and select a 3-year Term Index Option, on the Term Start Date your participation in this program ends and we will not reallocate your 1-year Term Index Option Values.

6.  Expenses
Contract fees and expenses reduce your investment return and are described here in detail.
Annual Contract Fees: Product and Rider Fees
The product fee compensates us for providing all your Contract’s benefits, including our contractual obligation to make Annuity Payments and certain Contract and distribution expenses. The product fee also compensates us for assuming the expense risk that the current charges are less than future Contract administration costs as well as the cost of providing certain features under the Contract. The rider fees compensate us for the benefits provided by the Income Benefit and Maximum Anniversary Value Death Benefit, including the benefits’ guarantees. If the product and rider fees cover these costs and risks, any excess is profit to us. We anticipate making such a profit.
Annual Contract Fees (as a percentage of the Charge Base)
Product Fee(1)	1.25%
Rider Fee for the Income Benefit	0.70%
Rider Fee for the optional Maximum Anniversary Value Death Benefit(2)	0.20%
Total Contract Fees for Contracts with the Income Benefit and optional Maximum Anniversary Value Death Benefit	2.15%
(1)	Upon the death of the Owner, we continue to assess this product fee under death benefit payment Option B, and with optional payments under death benefit payment Option C, as noted in section 10, Death Benefit.
(2)	We no longer assess the 0.20% rider fee for the Maximum Anniversary Value Death Benefit once we receive either the first Valid Claim from any one Beneficiary, or due proof of a Determining Life’s death if you and the Determining Life are different individuals and the Determining Life predeceases you.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

The product and rider fees are annualized rates that we calculate and accrue on a daily basis as a percentage of the Charge Base during the Accumulation Phase as follows.
Issue Date	Non-Quarterly Contract Anniversaries	Quarterly Contract Anniversaries*
• The Charge Base is equal to your initial Purchase Payment.• We begin calculating and accruing the daily product fee, and rider fee if applicable, on the day after the Issue Date.	• First we calculate and accrue the daily product and rider fees, using the Charge Base. If this is a non-Business Day we use the Charge Base from the end of the prior Business Day.• Then if this is a Business Day we increase/decrease the Charge Base as follows.
– If we receive an additional Purchase Payment, we increase the Charge Base by the amount we receive.
– If you take a partial withdrawal (including a Penalty-Free Withdrawal), or we withdraw Contract fees and expenses, we decrease the Charge Base by the percentage of Contract Value withdrawn.	• First we process all daily transactions and determine your Contract Value. Daily transactions include any gains/losses due to AZL Government Money Market Fund performance or application of any Daily Adjustment (or Credit if this is also the Term End Date), any additional Purchase Payment, and deductions for withdrawals and Contract fees and expenses, including deduction of the accrued daily product and rider fees for the prior quarter.
– We deduct the accrued product and rider fees for the prior quarter on a dollar for dollar basis from the Contract Value, and proportionately from each Index Option and the AZL Government Money Market Fund.• Then we set the Charge Base equal to this Contract Value and we calculate and accrue the next quarter’s daily product and rider fees using the newly set Charge Base.* Or the next Business Day if the Quarterly Contract Anniversary is a non-Business Day.
Example: Contract Value is $125,000; Charge Base is $127,000; a $10,000 partial withdrawal (including any withdrawal charge) would decrease the Charge Base by $10,160. [($10,000 ÷ $125,000) x $127,000]
Any increase/decrease to the Charge Base will increase/decrease the daily product and rider fees we calculate and accrue on the next day.
Examples of how we calculate the product and rider fees are included in Appendix E.

We do not treat the deduction of the accrued product and rider fees as a withdrawal when computing your Guaranteed Death Benefit Value (see section 10). However, if you select the Maximum Anniversary Value Death Benefit we deduct all Contract fees and expenses on the Index Anniversary (including the accrued product and rider fees if this is also a Quarterly Contract Anniversary) before we capture any annual investment gains in the Maximum Anniversary Value.
Deduction of the final product and rider fees
•	If you take a full withdrawal of the total Contract Value, we deduct the final accrued product and rider fees before processing the withdrawal.
•	If you annuitize the Contract, we deduct the final accrued product and rider fees before calculating Annuity Payments.
•	Upon the death of an Owner (or Annuitant if the Owner is a non-individual), we deduct the final accrued rider fee for the Maximum Anniversary Value Death Benefit before calculating the death benefit, and we deduct the final accrued product fee before calculating the death benefit if death benefit payment Option A or Annuity Payments under death benefit payment Option C is selected. If the Income Benefit ends due to death, we also deduct its final rider fee before calculating the death benefit.

If on a Quarterly Contract Anniversary (or the next Business Day if the Quarterly Contract Anniversary is a non-Business Day) the Contract Value is less than the accrued product and rider fees, we deduct your total remaining Contract Value to cover the accrued product and rider fees and reduce your Contract Value to zero. If the deduction of the accrued product and rider fees reduces your Contract Value to zero and the Income Benefit and your selected death benefit have ended, we treat this as a full withdrawal and your Contract ends.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Contract Maintenance Charge
Your annual contract maintenance charge is $50. This charge is for Contract administration and maintenance expenses. We waive this charge as follows:
•	During the Accumulation Phase (and Income Period, if applicable), if the total Contract Value for all Index Advantage Income® Contracts you own is at least $100,000 at the end of the last Business Day before the Contract Anniversary, or if the Contract Value for this single Index Advantage Income® Contract is at least $100,000 on the Contract Anniversary. We determine the total Contract Value for all individually owned Index Advantage Income® Contracts by using the Owner’s social security number, and for non-individually owned Index Advantage Income® Contracts we use the Annuitant’s social security number.
•	During the Annuity Phase if the total Contract Value for all Index Advantage Income® Contracts on the last Business Day before the Annuity Date is at least $100,000.
•	When paying death benefits under death benefit payment options A, B, or C.
During the Accumulation Phase, we deduct the contract maintenance charge:
•	on a dollar for dollar basis from the Contract Value on the Contract Anniversary (or the next Business Day if the Contract Anniversary is a non-Business Day), and
•	we deduct it proportionately from each Index Option and the AZL Government Money Market Fund.
If you take a full withdrawal from your Contract (other than on a Contract Anniversary), we deduct the full contract maintenance charge. We do not treat the deduction of the contract maintenance charge as a withdrawal when computing total Purchase Payments adjusted for withdrawals under the Traditional Death Benefit, or the Maximum Anniversary Value under the Maximum Anniversary Value Death Benefit (if applicable). During the Annuity Phase, we deduct the contract maintenance charge proportionately from each Annuity Payment.
Withdrawal Charge
You can take withdrawals during the Accumulation Phase and Excess Withdrawals during the Income Period while your Contract Value is positive. A withdrawal charge applies if any part of a withdrawal or Excess Withdrawal comes from a Purchase Payment that is still within the withdrawal charge period. We assess the withdrawal charge against the Withdrawal Charge Basis, which is equal to total Purchase Payments, less any Purchase Payments withdrawn (excluding any Penalty-Free Withdrawals), and less any applicable withdrawal charge. We do not reduce the Withdrawal Charge Basis for any amounts we deduct to pay other Contract expenses.
We do not assess a withdrawal charge on Penalty-Free Withdrawals or amounts we deduct to pay Contract expenses, other than the withdrawal charge. However, any amounts used to pay a withdrawal charge are subject to a withdrawal charge. Amounts withdrawn to pay investment adviser fees are subject to a withdrawal charge if they exceed the free withdrawal privilege during the Accumulation Phase and before the Income Period, or if they are taken as an Excess Withdrawal during the Income Period.
Calculating a Withdrawal Charge	Example
For purposes of calculating any withdrawal charge, we withdraw Purchase Payments on a “first-in-first-out” (FIFO) basis and we process withdrawal requests as follows.	You make an initial Purchase Payment of $55,000 and make another Purchase Payment in the first month of the second Contract Year of $45,000. In the third month of the third Contract Year, your Contract Value is $110,000 and you request a $70,000 withdrawal. We withdraw money and compute the withdrawal charge as follows.
1. First we withdraw from Purchase Payments that we have had for six or more complete years, which is your Contract’s withdrawal charge period. This withdrawal is not subject to a withdrawal charge and it reduces the Withdrawal Charge Basis.	1. Purchase Payments beyond the withdrawal charge period. All payments are still within the withdrawal charge period, so this does not apply.
2. Then, if this is a partial withdrawal during the Accumulation Phase and before the Income Period, we withdraw from the free withdrawal privilege (see section 7, Access to Your Money – Free Withdrawal Privilege). This withdrawal is not subject to a withdrawal charge and it does not reduce the Withdrawal Charge Basis.	2. Amounts available under the free withdrawal privilege. You did not take any other withdrawals this year, so you can withdraw up to 10% of your total payments (or $10,000) without incurring a withdrawal charge.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Calculating a Withdrawal Charge		Example
3.  Next, on a FIFO basis, we withdraw from Purchase Payments within your Contract’s withdrawal charge period and assess a withdrawal charge. Withdrawing payments on a FIFO basis may help reduce the total withdrawal charge because the charge declines over time. We determine your total withdrawal charge by multiplying each payment by its applicable withdrawal charge percentage and then totaling the charges. This withdrawal reduces the Withdrawal Charge Basis.
The withdrawal charge as a percentage of each Purchase Payment withdrawn is as follows.	3. Purchase Payments within the withdrawal charge period on a FIFO basis. The total amount we withdraw from the first Purchase Payment is $55,000, which is subject to a 7% withdrawal charge, and you receive $51,150. We determine this amount as follows:
(amount withdrawn) x (1 – withdrawal charge) = the amount you receive, or:
$55,000 x 0.93 = $51,150
Next we withdraw from the second Purchase Payment.
So far, you received $61,150 ($10,000 under the free withdrawal privilege and $51,150 from the first Purchase Payment), so we withdraw $8,850 from the second Purchase Payment to equal the $70,000 you requested. The second Purchase Payment is subject to an 8% withdrawal charge. We calculate the total amount withdrawn and its withdrawal charge as follows:
(the amount you receive) ÷ (1 – withdrawal charge) = amount withdrawn, or:
$8,850 ÷ 0.92 = $9,620.
Number of Complete Years Since Purchase Payment	Withdrawal Charge Amount
0 1 2 3 4 5 6 years or more	8.5% 8% 7% 6% 5% 4% 0%
4. Finally we withdraw any Contract earnings. This withdrawal is not subject to a withdrawal charge and it does not reduce the Withdrawal Charge Basis.	4. Contract earnings. We already withdrew your requested amount, so this does not apply.
In total we withdrew $74,620 from your Contract, of which you received $70,000 and paid a withdrawal charge of $4,620.
Upon a full withdrawal, we first deduct any applicable product fee, rider fee, and contract maintenance charge before we calculate the withdrawal charge. We deduct any applicable withdrawal charge from the total Contract Value and send you the remaining amount. For a partial withdrawal we deduct the amount you request, plus any applicable withdrawal charge from the total Contract Value. We apply the withdrawal charge to this total amount and we pay you the amount you requested. We deduct any partial withdrawal (including any withdrawal charge) proportionately from each Index Option and the AZL Government Money Market Fund unless you provide us with alternate instructions. If a partial withdrawal occurs on a day that we also assess the product fee, rider fee, and/or contract maintenance charge, we assess these charges in this order after we deduct the withdrawal and any applicable withdrawal charge from the Contract Value.
The withdrawal charge compensates us for expenses associated with selling the Contract.
Reduction or Elimination of the Withdrawal Charge
We may reduce or eliminate the withdrawal charge when the Contract is sold under circumstances that reduce its sales expenses. We will implement this withdrawal charge reduction or elimination in a nondiscriminatory manner. For example, if a large group of individuals purchases Contracts or if a prospective purchaser already has a relationship with us. We may choose not to deduct a withdrawal charge under a Contract issued to an officer, director, or employee of Allianz Life or any of its affiliates. Also, we may reduce or eliminate the withdrawal charge when a Contract is sold by a Financial Professional appointed with Allianz Life to any members of his or her immediate family and the Financial Professional waives their commission. We must pre-approve any withdrawal charge reduction or elimination.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

• We do not reduce the Withdrawal Charge Basis for Penalty-Free Withdrawals or the deduction of Contract expenses other than the withdrawal charge. This means that upon a full withdrawal, if your Contract Value is less than your remaining Purchase Payments that are still subject to a withdrawal charge we will assess a withdrawal charge on more than the amount withdrawn. This can occur because your Contract Value was reduced for:
– prior Penalty-Free Withdrawals,
– deductions of Contract expenses other than the withdrawal charge, and/or
– poor performance.
This also means that upon a full withdrawal you may not receive any money.
• Withdrawals may also be subject to ordinary income taxes, and a 10% additional federal tax if you are under age 59 1⁄2, and the amount of Contract Value available for withdrawal may be affected by the Daily Adjustment (which can be negative).
• For tax purposes in most instances, withdrawals from Non-Qualified Contracts are considered to come from earnings first, not Purchase Payments.
Premium Tax
Premium tax is based on your state of residence at the time you make each Purchase Payment. In states that assess a premium tax, we do not currently deduct it from the Contract, although we reserve the right to do so in the future. Premium tax normally ranges from 0% to 3.5% of the Purchase Payment, depending on the state or governmental entity.
Income Tax
Currently, we do not deduct any Contract related income tax we incur, although we reserve the right to do so in the future.
AZL Government Money Market Fund Expenses
The AZL Government Money Market Fund's assets are subject to operating expenses (including management fees). These expenses are described in the Fee Tables and in the AZL Government Money Market Fund's prospectus. These expenses reduce the AZL Government Money Market Fund's performance and, therefore, negatively affect your Contract Value and any payments based on Contract Value. BlackRock, the investment adviser for the AZL Government Money Market Fund provided us with the expense information in this prospectus and we did not independently verify it.

7.  Access to Your Money
Your Contract Value is available under the following circumstances:
•	by taking a withdrawal;
•	by taking Income Payments;
•	by taking required minimum distributions (Qualified Contracts only) as discussed in “Minimum Distribution Program and Required Minimum Distribution (RMD) Payments” later in this section;
•	by taking Annuity Payments; or
•	when we pay a death benefit.
You can take withdrawals during the Accumulation Phase either as partial withdrawals before the Income Period, or as Income Payments or Excess Withdrawals during the Income Period. We process withdrawal requests based on values next determined after receipt of the request in Good Order at our Service Center. Values are normally determined at the end of each Business Day. We process any withdrawal request received at or after the end of the current Business Day using values determined on the next Business Day.
Any partial withdrawal must be for at least $100.* The Contract Value after a partial withdrawal must be at least $2,000.** We reserve the right to treat a partial withdrawal that reduces the Contract Value below this minimum as a full withdrawal.
*	Does not apply to required minimum distributions.
**	Does not apply to Income Payments or required minimum distributions.
We deduct any partial withdrawal (including any withdrawal charge) proportionately from each Index Option and the AZL Government Money Market Fund unless you provide us with alternate instructions.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

When you take a full withdrawal, we process your request on the Business Day we receive it in Good Order at our Service Center as follows:
•	total Contract Value,
•	less any final product fee, final rider fee and final contract maintenance charge, and
•	less any withdrawal charge.
See the Fee Tables and section 6, Expenses for a discussion of these charges.
We pay withdrawals promptly, but in no event later than seven days after receipt of your request in Good Order at our Service Center, unless the suspension of payments or transfers provision is in effect (see the discussion later in this section).
• Withdrawals may be subject to a withdrawal charge, ordinary income taxes, and a 10% additional federal tax if you are under age 59 1⁄2, and the amount of Contract Value available for withdrawal may be affected by the Daily Adjustment (which can be negative).
• We may be required to provide information about you or your Contract to government regulators. We may also be required to stop Contract disbursements and thereby refuse any transfer requests, and refuse to pay any withdrawals, surrenders, or death benefits until we receive instructions from the appropriate regulator. If, pursuant to SEC rules, the AZL Government Money Market Fund suspends payment of redemption proceeds in connection with a fund liquidation, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the AZL Government Money Market Fund subaccount until the fund is liquidated.
Free Withdrawal Privilege
Each Contract Year during the Accumulation Phase and before the Income Period, you can withdraw up to 10% of your total Purchase Payments without incurring a withdrawal charge (the free withdrawal privilege). Any unused free withdrawal privilege in one Contract Year is not added to the amount available next year. Purchase Payment withdrawals that are outside the six year withdrawal charge period are not subject to a withdrawal charge and do not reduce your free withdrawal privilege. Required minimum distribution payments are not subject to a withdrawal charge, but do reduce your free withdrawal privilege.
The free withdrawal privilege is not available upon a full withdrawal or during the Income Period.
Systematic Withdrawal Program
The systematic withdrawal program can provide automatic withdrawal payments to you during the Accumulation Phase and before the Income Period. However, if your Contract Value is less than $25,000, we only make annual payments. You can request to receive these withdrawal payments monthly, quarterly, semi-annually or annually. The minimum amount you can withdraw under this program is $100 and there is no maximum. During the withdrawal charge period (if applicable), systematic withdrawals in excess of the free withdrawal privilege are subject to a withdrawal charge. We make systematic withdrawals on the ninth of the month, or the next Business Day if the ninth is a non-Business Day. We must receive your systematic withdrawal program form instructions in Good Order at our Service Center before the end of the Business Day before we process these withdrawals, or your program does not begin until the next month. This program ends at the earliest of your request, on the Income Benefit Date, or when you withdraw your total Contract Value. However, we reserve the right to discontinue or modify the systematic withdrawal program at any time and for any reason.
• Ordinary income taxes and tax penalties may apply to systematic withdrawals.
• The systematic withdrawal program is not available during the Income Period or while you are receiving required minimum distribution payments.
Minimum Distribution Program and Required Minimum Distribution (RMD) Payments
If you own an IRA or SEP IRA Contract, you can participate in the minimum distribution program during the Accumulation Phase (and Income Period, if applicable). Under this program, we make payments to you designed to meet the applicable minimum distribution requirements imposed by the Code for this Qualified Contract. RMD payments are not subject to a withdrawal charge, but they reduce the free withdrawal privilege amount during the Contract Year. We can make payments to you on a monthly, quarterly, semi-annual or annual basis. However, if your Contract Value is less than $25,000, we only make annual payments. You cannot aggregate RMD payments between this Contract and other qualified

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

contracts that you own. We make RMD payments on the ninth of the month, or the next Business Day if the ninth is a non-Business Day. We must receive your program form instructions in Good Order at our Service Center before the end of the Business Day before we process these payments, or your program does not begin until the next month.
When you request Income Payments, we ask for instructions regarding your RMD needs for this Contract. If you choose to use Income Payments to satisfy your RMD needs, we determine whether this calendar year’s total RMD has been satisfied by your Income Payments and any Excess Withdrawals. If the RMD amount for this Contract has not been satisfied, we send you this remaining amount as one RMD payment by the end of the calendar year. We consider this payment to be a withdrawal, but it is not an Excess Withdrawal and it is not subject to a withdrawal charge. For more information, see section 9, Income Benefit – Calculating Your Income Payments.
• You should consult a tax adviser before purchasing a Qualified Contract that is subject to RMD payments.
• The minimum distribution program is not available while you are receiving systematic withdrawals.
Waiver of Withdrawal Charge Benefit
After the first Contract Year, if any Owner becomes confined to a nursing home for a period of at least 90 consecutive days and a physician certifies that continued confinement is necessary, you can take withdrawals and we waive the withdrawal charge. This waiver is not available if any Owner was confined to a nursing home on the Issue Date. We base this benefit on the Annuitant for non-individually owned Contracts. We must receive proof of confinement in Good Order for each withdrawal before we waive the withdrawal charge.
Suspension of Payments or Transfers
We may be required to suspend or postpone transfers or payments for withdrawals* for more than seven days after receipt of your request in Good Order at our Service Center, for any period when:
•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
•	trading on the New York Stock Exchange is restricted;
•	an emergency (as determined by the SEC) exists as a result of which disposal of the AZL Government Money Market Fund shares is not reasonably practicable or we cannot reasonably value the shares; or
•	during any other period when the SEC, by order, so permits for the protection of Owners.
*	Including Income Payments and Excess Withdrawals.

8.  The Annuity Phase
Prior to annuitization, you can surrender your Contract and receive your total Contract Value (less the final product fee, and any applicable final rider fee, contract maintenance charge, and withdrawal charge). If you surrender your Contract on any day other than a Term Start Date or Term End Date and you have Contract Value in the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy, we apply the Daily Adjustment to these Index Option Values before we deduct the final Contract fees and expenses.
Annuity Payments offer a guaranteed lifetime income stream with certain tax advantages and are designed for Owners who no longer need immediate access to Contract Value to meet their short-term income needs.
You can apply your Contract Value to regular periodic fixed Annuity Payments. The Payee receives the Annuity Payments. You receive tax reporting on the payments, whether or not you are the Payee. We may require proof of the Annuitant(s)’ age before we make any life contingent Annuity Payment. If you misstate the Annuitant(s)’ age or gender, we recalculate the Annuity Payments based on the correct age or gender.
Calculating Your Annuity Payments
We base Annuity Payments upon the following:
•	The Contract Value on the Annuity Date.
•	The age of the Annuitant and any joint Annuitant on the Annuity Date.
•	The gender of the Annuitant and any joint Annuitant where permitted.
•	The Annuity Option you select.
•	Your Contract’s interest rate (or current rates, if higher) and mortality table.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

If the Annuity Date is not a Term End Date, Contract Value reflects the Daily Adjustment if you selected a 3-year Term Index Option. We guarantee the dollar amount of Annuity Payments and this amount remains fixed and does not change during the entire annuity payout option period that you selected, except as provided under Annuity Option 3, or if your Income Payments under the Increasing Income payout option are converted to Annuity Payments. The contract maintenance charge is deducted proportionately from each Annuity Payment, unless your Contract Value on the last Business Day before the Annuity Date is at least $100,000.
Annuity Payment Options
You can choose one of the Annuity Options described below or any other payment option to which we agree. After Annuity Payments begin, you cannot change the Annuity Option.
Option 1. Life Annuity. We make Annuity Payments during the life of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. If the Annuitant dies shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.
Option 2. Life Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the life of the Annuitant, with payments for a guaranteed minimum period that you select.
Option 3. Joint and Last Survivor Annuity. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant, at a level of 100%, 75% or 50% selected by the Owner when he or she chose this Annuity Payment option. If both Annuitants die shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.
Option 4. Joint and Last Survivor Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant, with payments for a minimum guaranteed period that you select.
Option 5. Refund Life Annuity. We make Annuity Payments during the lifetime of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. After the Annuitant’s death, the Payee may receive a lump sum refund. The amount of the refund equals the amount applied to this Annuity Option minus the total paid under this option.
Under Annuity Options 1, 3 and 5, if all Annuitants die on or after the Annuity Date and before we send the first Annuity Payment, we will cancel Annuity Payments and upon receipt of a Valid Claim we will pay the Contract Value determined on the Annuity Date to surviving individual Owner, or the Beneficiary(s) if there is no surviving Owner. If the Owner is a non-individual, we pay the Owner.
After the Annuitant’s death under Option 2, or the last surviving joint Annuitant's death under Option 4, we make Annuity Payments during the remaining guaranteed period in the following order based on who is still alive: the Payee, any surviving original Owner, the last surviving Owner’s Beneficiaries, or to the last surviving Owner’s estate if there are no remaining or named Beneficiaries.
Annuity Payments are usually lower if you select an Annuity Option that requires us to make more frequent Annuity Payments or to make payments over a longer period of time. If you choose life contingent Annuity Payments, payout rates for a younger Annuitant are lower than the payout rates for an older Annuitant and payout rates for life with a guaranteed period are typically lower than life only payments. Monthly payout rates are lower than annual payout rates, payout rates for a 20-year guaranteed period are less than payout rates for a 10-year guaranteed period, and payout rates for a 50-year-old Annuitant are less than payout rates for a 70-year-old Annuitant.
If you do not choose an Annuity Option before the Annuity Date, we make Annuity Payments to the Payee under Annuity Option 2 with ten years of guaranteed monthly payments.
When Annuity Payments Begin
Annuity Payments begin on the Annuity Date. Your scheduled Annuity Date is the later of: a) the Index Anniversary that the Annuitant reaches age 90, or b) the tenth Index Anniversary, and is stated in your Contract. An earlier Annuity Date or a withdrawal may be required to satisfy minimum required distribution rules under certain Qualified Contracts. You can make an authorized request for a different, earlier or later Annuity Date after the Issue Date, but any such request is subject to applicable law and our approval. An earlier or later Annuity Date may not be available to you depending on the

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Financial Professional you purchase your Contract through and your state of residence. Your Annuity Date must be at least two years after the Issue Date and must occur on an Index Anniversary.
• If Annuity Payments would be less than $100, we reserve the right to require you to take a full withdrawal and your Contract will then terminate.
• If on the Annuity Date (which may occur as early as age 90 or as late as age 100) your Contract Value is greater than zero, you must annuitize the Contract. We notify you of your available options in writing 60 days in advance, including the option to extend your Annuity Date if available. If on your Annuity Date you have not selected an Annuity Option, we make payments under Annuity Option 2 with ten years of guaranteed monthly payments. Upon annuitization you no longer have Contract Value or a death benefit, and you cannot receive any other periodic withdrawals or payments other than Annuity Payments.
• For Contracts in the Income Period: We will convert your Income Payments to Annuity Payments if your Contract Value is greater than zero and you take Annuity Payments under Annuity Option 1 or 3 as follows.
For single Income Payments, if you choose Annuity Option 1 (Life Annuity) the sole Covered Person becomes the sole Annuitant and your Annuity Payments are equal to the greater of:
– annual Annuity Payments under Annuity Option 1 based on the Contract Value; or
– the current annual maximum Income Payment available to you.
For joint Income Payments, if you choose Annuity Option 3 (Joint and Last Survivor Annuity) with Annuity Payments to continue at a level of 100% to the surviving joint Annuitant, the joint Covered Persons become the joint Annuitants and your Annuity Payments are equal to the greater of:
– annual Annuity Payments under Annuity Option 3 based on the Contract Value; or
– the current annual maximum Income Payment available to you.
If you select any other Annuity Option, we will not convert your Income Payments to Annuity Payments. This means you may receive less as Annuity Payments than you would have received as Income Payments. You should consult with your Financial Professional before requesting Annuity Payments. On request we provide illustrations showing you the amount of Annuity Payments you could receive.
If we convert your Income Payments to Annuity Payments:
– On the Annuity Date we establish a “remaining value” equal to your Contract Value. Each Annuity Payment reduces the remaining value by the dollar amount paid. Upon the death of the last surviving Annuitant, we will pay any remaining value to the named Beneficiary(s).
– If you selected the Increasing Income payout option, your Annuity Payments will increase on each Index Anniversary if your selected Index Options receive a DPSC or Protection Credit as described in section 9.
– If you have a Non-Qualified Contract, these Annuity Payments will receive the benefit of the exclusion ratio, which causes a portion of each Annuity Payment to be non-taxable as described in section 11, Taxes – Taxation of Annuity Contracts.

9.  Income Benefit
Removing the Income Benefit
You can remove the Income Benefit by completing the appropriate form. We remove this benefit from your Contract on the Index Anniversary (or on the next Business Day if the Index Anniversary is not a Business Day) that occurs immediately after we receive your request in Good Order at our Service Center, and the rider termination date is that Index Anniversary.
Your request is in Good Order if we receive this form no earlier than 30 calendar days before an Index Anniversary, but no later than five Business Days before the Index Anniversary. If we receive your request outside this time period, we ask you to resubmit it for the next Index Anniversary. On the rider termination date we deduct the final rider charge for the Income Benefit.
Requesting Income Payments
You request Income Payments by completing a payment election form. We must receive your Income Payment election form in Good Order at our Service Center no later than five Business Days before the Income Benefit Date. At least one Eligible Person must remain in the Contract and be alive on the Income Benefit Date in order for Income Payments to begin. Joint payments are only available if there are two Eligible Persons on the Income Benefit Date. If you have Contract

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Value in any of the Index Options with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy, you must reallocate this Contract Value to the Index Options with the Index Protection Strategy with DPSC or Index Protection Strategy with Cap when you request Income Payments. In addition, if you have Contract Value in a 3-year Term Index Option and the Income Benefit Date is not a Term End Date, we will execute a Performance Lock for that Index Option if it is not locked and then immediately calculate and begin your Income Payments.
We will send you a notice letter at least 30 days before:
•	the Index Anniversary that Income Payments can begin once the Eligible Person(s) reaches age 50,
•	the last Index Anniversary that joint Income Payments will be available because the older Eligible Person is reaching age 100 if there are two Eligible Persons, and
•	the last Index Anniversary that Income Payments will be available because the younger Eligible Person is reaching age 100.

• If Income Payments do not begin by the Index Anniversary upon which the younger Eligible Person reaches age 100, the Income Benefit ends.
• If the Income Benefit ends before Income Payments begin, you will have paid for the benefit without receiving any of its advantages.
Lifetime Income Percentage Calculation Example
Assume you are the sole Owner, you are not married, and your initial Purchase Payment is $20,000. You only select 1-year Term Index Options. You are not married so you are also the only Eligible Person. The Income Payment waiting period is one Index Year. On the Index Effective Date you are age 54, your Income Percentage Increase is 0.25%, and your initial Lifetime Income Percentages are equal to the Income Percentages for single payments, which are 4.20% for Level Income, and 3.20% for Increasing Income.
On the first Index Anniversary we apply your first Income Percentage Increase. Your new Lifetime Income Percentages for single payments are 4.45% (4.20% + 0.25%) for Level Income and 3.45% (3.20% + 0.25%) for Increasing Income.
Assume you make an additional Purchase Payment of $2,000 in the fourth Index Year. On the fourth Index Anniversary you are age 58 and the Income Percentages are 4.60% for Level Income, and 3.60% for Increasing Income. The Variable Account Value for the additional Purchase Payment is now $2,002.50. The Contract Value after application of the additional Purchase Payment, Credits and deducting all Contract expenses is $25,000. We calculate your new Lifetime Income Percentages for single payments on the fourth Index Anniversary as follows.
•	Lifetime Income Percentages for the initial Purchase Payment are now 5.20% (4.20% + (0.25% x 4)) for Level Income and 4.20% (3.20% + (0.25% x 4)) for Increasing Income.
•	Lifetime Income Percentages for the additional Purchase Payment are 4.60% for Level Income and 3.60% for Increasing Income.
•	The Variable Account Value’s percentage of total Contract Value is 8.01% ($2,002.50 ÷ $25,000), which means the initial Purchase Payment is 91.99% of total Contract Value (100% - 8.01%).
The final Lifetime Income Percentages on the fourth Index Anniversary are then:
–	for Level Income: (5.20% x 91.99%) + (4.60% x 8.01%) = 4.78% + 0.37% = 5.15%
–	for Increasing Income: (4.20% x 91.99%) + (3.60% x 8.01%) = 3.86% + 0.29% = 4.15%
If you begin Income Payments on the fourth Index Anniversary we calculate the annual maximum Income Payment as follows.
If you select Level Income, you receive the greater of….	If you select Increasing Income, you receive…
• Level Income Guarantee Payment Percentage multiplied by total Purchase Payments adjusted for withdrawals, or: (2.71% x $22,000) = $596.20
• Lifetime Income Percentage multiplied by the Contract Value, or: (5.15% x $25,000) = $1,287.50	• Lifetime Income Percentage multiplied by the Contract Value, or: (4.15% x $25,000) = $1,037.50
We apply the Level Income Guarantee Payment Percentage in this calculation because you were 75 or younger when you purchased the Contract and are age 80 or younger on the Income Benefit Date. On the Income Benefit Date your Level Income Guarantee Payment Percentage based on your current age of 58 is 2.71%, and your total Purchase Payments

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

adjusted for withdrawals is $22,000 (your $20,000 initial payment plus the $2,000 we received in the fourth Index Year). The annual maximum Income Payment calculation and Level Income Guarantee Payment Percentage are discussed in “Calculating Your Income Payments” next in this section.
If you had not made the additional Purchase Payment your Lifetime Income Percentages would have been higher (5.20% compared to 5.15% for Level Income, and 4.20% compared to 4.15% for Increasing Income), but the available annual maximum Income Payment would be lower because the Contract Value would not include the increase from the additional Purchase Payment. If you had not made the additional Purchase in the fourth Index Year your Contract Value would have been $22,997.50 ($25,000 - $2,002.50) and we calculate your annual maximum Income Payment as follows.
If you select Level Income, you receive the greater of….	If you select Increasing Income, you receive…
• Level Income Guarantee Payment Percentage multiplied by total Purchase Payments adjusted for withdrawals, or: (2.71% x $20,000) = $542.00
• Lifetime Income Percentage multiplied by the Contract Value, or: (5.20% x $22,997.50) = $1,195.87	• Lifetime Income Percentage multiplied by the Contract Value, or: (4.20% x $22,997.50) = $965.90
Example of when the Level Income Guarantee Payment Percentage may increase the initial Income Payment
Assume you are the sole Owner, you are not married, and your initial Purchase Payment is $100,000. You are age 65 on the Index Effective Date and your initial Income Percentage under Level Income is 5.70% with a 0.40% Income Percentage Increase. You take no withdrawals before requesting Income Payments. You begin Income Payments on the fifth Index Anniversary and select the Level Income payout option. On the Income Benefit Date you are age 70, your Lifetime Income Percentage is 7.70% and your Level Income Guarantee Payment Percentage is 4.00%.
When it increases the initial Income Payment	When it does not increase the initial Income Payment
• Assume your Contract Value decreases to $50,000 due to negative performance. You would receive the greater of:
– Level Income Guarantee Payment Percentage multiplied by total Purchase Payments adjusted for withdrawals, or: (4.00% x $100,000) = $4,000.00
– Lifetime Income Percentage multiplied by the Contract Value, or: (7.70% x $50,000) = $3,850	• Assume your Contract Value decreases to $70,000 due to negative performance. You would receive the greater of:
– Level Income Guarantee Payment Percentage multiplied by total Purchase Payments adjusted for withdrawals, or: (4.00% x $100,000) = $4,000.00
– Lifetime Income Percentage multiplied by the Contract Value, or: (7.70% x $70,000) = $5,390
Please note that these examples may differ from your actual results due to rounding.
Calculating Your Income Payments
The annual maximum Income Payment is the amount you are entitled to receive each Income Benefit Year. On the Income Benefit Date, if you select the Level Income payout option and all Covered Persons are age 80 or younger (and were age 75 or younger on the Issue Date) your initial annual maximum Income Payment is the greater of the following:
•	The Level Income Guarantee Payment Percentage based on the Covered Person’s current age (or the younger Covered Person’s current age for joint payments) multiplied by total Purchase Payments adjusted for withdrawals. Withdrawals reduce total Purchase Payments by the percentage of Contract Value withdrawn, determined at the end of each Business Day. Withdrawals include all withdrawals (even Penalty-Free Withdrawals) and any withdrawal charges, but not amounts we withdraw for other Contract fees and expenses.
•	The Lifetime Income Percentage for the payment type you select multiplied by the Contract Value determined at the end of the Business Day after we deduct the product fee, rider fee, and contract maintenance charge and apply any Credits, but before we make any Income Payments or deduct Excess Withdrawals.
If the Covered Persons do not meet these age requirements (age 80 or younger on the Income Benefit Date, and age 75 or younger on the Issue Date), or if you select the Increasing Income payout option, we instead calculate your initial annual maximum Income Payment as stated in the second bullet above (the Lifetime Income Percentage for the payment type you select multiplied by the Contract Value determined at the end of the Business Day after we deduct the product fee, rider fee, and contract maintenance charge and apply any Credits, but before we make any Income Payments or deduct Excess Withdrawals).

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

If you have Contract Value in a 3-year Term Index Option and the Income Benefit Date is not a Term End Date, we will execute a Performance Lock for that Index Option if it is not locked and then immediately calculate and begin your Income Payments. This means you may not receive the full benefit of the Buffer that you would have received if you had waited until the Term End Date to begin Income Payments.
Level Income Guarantee Payment Percentage Table
Covered Person’s age (or younger Covered Person’s age for joint payments) on the Income Benefit Date	Level Income Guarantee Payment Percentage
50	2.23%
51	2.28%
52	2.33%
53	2.39%
54	2.44%
55	2.50%
56	2.57%
57	2.64%
58	2.71%
59	2.78%
60	2.86%
61	2.95%
62	3.04%
63	3.13%
64	3.23%
65	3.34%
66	3.45%
67	3.58%
68	3.71%
69	3.85%
70	4.00%
71	4.17%
72	4.35%
73	4.55%
74	4.77%
75	5.00%
76	5.27%
77	5.56%
78	5.89%
79	6.25%
80	6.67%
Example of the Level Income Guarantee Payment Percentage’s impact on the initial Income Payment
Assume you are the sole Owner, you are not married, and your initial Purchase Payment is $100,000. You are age 65 on the Index Effective Date and your initial Income Percentage under Level Income is 5.70% with a 0.40% Income Percentage Increase. You take no withdrawals before requesting Income Payments. You begin Income Payments on the

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

fifth Index Anniversary and select the Level Income payout option. On the Income Benefit Date you are age 70, your Lifetime Income Percentage is 7.70% and your Level Income Guarantee Payment Percentage is 4.00%.
When the Level Income Guarantee Payment Percentage increases the initial Income Payment….	When the Level Income Guarantee Payment Percentage does not increase the initial Income Payment….…
• Assume your Contract Value decreases to $50,000 due to negative performance
• Level Income Guarantee Payment Percentage multiplied by total Purchase Payments adjusted for withdrawals, or: (4.00% x $100,000) = $4,000.00
• Lifetime Income Percentage multiplied by the Contract Value, or: (7.70% x $50,000) = $3,850	• Assume your Contract Value decreases to $70,000 due to negative performance
• Level Income Guarantee Payment Percentage multiplied by total Purchase Payments adjusted for withdrawals, or: (4.00% x $100,000) = $4,000.00
• Lifetime Income Percentage multiplied by the Contract Value, or: (7.70% x $70,000) = $5,390
On the Income Benefit Date, if your initial annual maximum Income Payment is less than $100, the Income Benefit ends and you will have paid for the benefit without receiving any of its advantages. For example, assuming a 4% Lifetime Income Percentage and Contract Value less than $2,500, this would result in an initial annual maximum Income Payment of less than $100.
You can receive Income Payments monthly, quarterly, semi-annually, or annually. If the scheduled payment date does not fall on a Business Day, we make the payment on the next Business Day.
You can change your payment frequency once each Income Benefit Year while your Contract Value is positive. We must receive your request to change your Income Payment frequency in Good Order at our Service Center no later than five Business Days before the Income Benefit Anniversary. If the change is available, we implement it on the Income Benefit Anniversary and it remains in effect until the benefit ends or you request another change. We do not accept payment frequency changes that would cause us to make payments of $0.01 to $99.99.
The annual maximum Income Payment is the amount you are entitled to, but you can choose to take less. The annual actual Income Payment is the total amount you choose to receive each year. Each scheduled Income Payment you receive is equal to the annual actual Income Payment divided by the number of payments you chose to receive during the Income Benefit Year. Each scheduled Income Payment must either be zero, or $100 or more. For example, you cannot request a scheduled payment of $50.
Any part of your annual maximum payment that you do not withdraw in a given Income Benefit Year is not added to the annual maximum payment available next year. However, if your actual Income Payment is less than your annual maximum payment, you can withdraw the difference and we consider that withdrawal to be an additional actual Income Payment, and not an Excess Withdrawal. For example, assume your annual maximum Income Payment is $2,000 and you take a scheduled Income Payment of $1,000. Within an Income Benefit Year, you can take an additional withdrawal of up to $1,000 and we consider that to be an additional scheduled Income Payment. If you withdraw $1,200, we consider the first $1,000 to be an additional scheduled Income Payment and the next $200 to be an Excess Withdrawal.
If you would like to take less than the maximum available payment, you can change your payment amount once each Income Benefit Year while your Contract Value is positive. We must receive your request to change your Income Payment amount in Good Order at our Service Center no later than five Business Days before the Income Benefit Anniversary. If the change is available, we implement it on the Income Benefit Anniversary and it remains in effect until the Income Benefit ends or you request another change.
If on a Business Day that we are deducting an Income Payment your Contract Value is less than the payment amount, we will add the difference between these amounts to your Contract Value and then deduct the Income Payment which will reduce your Contract Value to zero. If your Contract Value reduces to zero during the Income Period for any reason other than an Excess Withdrawal or annuitization that does not convert your Income Payments to Annuity Payments, you will continue to receive your maximum available Income Payment at the previous selected payment frequency until the earlier of the death of the Owner or last surviving Covered Person.
If you select Increasing Income you can continue to receive payment increases based on Index Option performance. However, if you select Level Income your Income Payments will no longer increase.
We deduct each Income Payment, Excess Withdrawal, and any additional payment resulting from a required minimum distribution, proportionately from the Index Options. You can continue to make transfers between the Index Options and reallocate your Index Option Values on Term End Dates while your benefit is in effect and the Contract Value is positive.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

If you select Increasing Income you can continue to change your Index Option allocations after the Contract Value reduces to zero as long as the Income Benefit is in effect.
• For Qualified Contracts: If we calculate a required minimum distribution (RMD) based on this Contract, after making all Income Payments for the calendar year we determine whether this calendar year’s total RMD has been satisfied by these payments and any Excess Withdrawals. If the RMD amount for this Contract has not been satisfied, we send you this remaining amount as one RMD payment by the end of the calendar year. We consider this payment to be a withdrawal, but it is not an Excess Withdrawal and it is not subject to a withdrawal charge.
• For annuitization: If on the Annuity Date you are receiving Income Payments and your Contract Value is positive, we will convert your Income Payments to Annuity Payments if you take Annuity Payments under Annuity Option 1 or Annuity Option 3. If you select any other Annuity Option, we will not convert your Income Payments to Annuity Payments. This means that if you annuitize your Contract you may receive less as Annuity Payments than you would have received as Income Payments. For more information, see section 8, The Annuity Phase – When Annuity Payments Begin.
Excess Withdrawals
Excess Withdrawals include any applicable withdrawal charge, but do not include amounts we withdraw for Contract expenses. Any partial Excess Withdrawal must comply with the restrictions in section 7, Access to Your Money and the following provisions. If your Contract Value is less than $2,000, you can only withdraw the total remaining Contract Value (less any final product fee, rider fee or contract maintenance charge). Also, if at the end of the Business Day that we process your Excess Withdrawal your Contract Value is less than $2,000, you must withdraw the total remaining Contract Value (less any final product fee, rider fee or contract maintenance charge).
Excess Withdrawals reduce your annual maximum Income Payment on the next Income Benefit Anniversary after the withdrawal. For each Excess Withdrawal, we reduce your annual maximum payment by the same percentage that we reduced the Contract Value. If partial Excess Withdrawals reduce your annual maximum Income Payment to less than $100, we send you the total remaining Contract Value (less any final product fee, final rider fees and final contract maintenance charge) and your Contract ends.
Excess Withdrawal Example
These calculations show the effects of an Excess Withdrawal on the Contract Value, available Guaranteed Death Benefit Value and Income Payments. Partial Excess Withdrawals (including withdrawal charges, but not amounts we withdraw for the contract maintenance charge, or product and rider fees) immediately reduce the Contract Value on a dollar for dollar basis, and reduce the Guaranteed Death Benefit Value by the percentage of Contract Value withdrawn. Partial Excess Withdrawals also reduce the annual maximum Income Payment on the next Income Benefit Anniversary.
The example assumes an Excess Withdrawal of $5,000 when the Contract Value is $100,000, and the Guaranteed Death Benefit Value under the Traditional Death Benefit is $90,000, or $105,000 under the Maximum Anniversary Value Death Benefit. All fractional numbers in these examples have been rounded up to the next whole number.
Excess Withdrawal	Contract Value	Guaranteed Death Benefit Value for a Contract with the Traditional Death Benefit	Guaranteed Death Benefit Value for a Contract with the Maximum Anniversary Value Death Benefit	Next anniversary’s annual maximum Income Payment
Prior to withdrawal	$ 100,000	$ 90,000	$ 105,000	$ 4,800
$5,000 withdrawal		– ($5,000/ 100,000)	– ($5,000/ 100,000)	– ($5,000/ 100,000)
		x 90,000)]	x 105,000)]	x 4,800)]
	– $5,000	= – $4,500	= – $5,250	= – $240

After withdrawal	$ 95,000	$ 85,500	$ 99,750	$ 4,560
Automatic Annual Income Payment Increases
If you select Level Income, the available annual maximum Income Payment will increase only if your Contract Value increases from one Income Benefit Anniversary (or the Income Benefit Date if this is the first Income Benefit Anniversary) to the next and you took the maximum permitted payment during the prior Income Benefit Year. This increase is equal to the percentage of growth between these two Contract Values. For example, if the Contract Value increased by 1.5%, we

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

also increase your annual maximum Income Payment by 1.5%. When calculating this payment increase we use the Contract Value determined at the end of the Business Day after we deduct the product fee, rider fee, and contract maintenance charge and apply any Credits, but before we make any Income Payments or deduct Excess Withdrawals. If the Income Benefit Date or an Income Benefit Anniversary does not occur on a Business Day, we use Contract Values from the next Business Day. Payment increases are not likely under this payment option, especially in later Income Benefit Years, because only the Index Protection Strategy with DPSC and Index Protection Strategy with Cap are available (which have the lowest return potential) and your performance has to be greater than the Income Payments, any Excess Withdrawals, and Contract expenses. However, Lifetime Income Percentages on the Income Benefit Date are generally higher under Level Income compared to Increasing Income.
• If we increase the Contract Value to equal the death benefit due to a spousal continuation of the Contract during the last Income Benefit Year, we also subtract the amount of this increase from the Contract Value on the next Income Benefit Anniversary when determining annual payment increases under the Level Income option.
If you select Increasing Income, the available annual maximum Income Payments will increase on each Income Benefit Anniversary if your selected Index Option(s) receives a DPSC or Protection Credit. If you select multiple Index Options, we take the weighted average of all DPSCs and Protection Credits based on the percentage of Contract Value in each of your selected Index Options to determine your payment increase as indicated in the example below. When calculating this payment increase we use the Contract Value determined at the end of the Business Day before we deduct any fees or charges, apply any Credits, make any Income Payments, or deduct Excess Withdrawals. If the Income Benefit Date or an Income Benefit Anniversary does not occur on a Business Day, we use Contract Values from the next Business Day. Payment increases can continue even if your Contract Value reduces to zero or if your Income Payments are converted to Annuity Payments as described in section 8, The Annuity Phase – When Annuity Payments Begin.
Example
Assume you allocate 20% to the Index Protection Strategy with the DPSC using the S&P 500® Index and 80% to the Index Protection Strategy with the Cap using the EURO STOXX 50® on the Income Benefit Date.
On the second Income Benefit Anniversary, the Index Protection Strategy with the DPSC Index Option receives a 3.5% DPSC and the Index Protection Strategy with the Cap Index Option receives a 4.2% Protection Credit. On this anniversary, before we deduct fees and charges, apply Credits or make Income Payments, 21.5% of your total Contract Value is in Index Protection Strategy with the DPSC Index Option, and 78.5% of your Contract Value is in Index Protection Strategy with the Cap Index Option.
Your annual maximum Income Payment on the second Income Benefit Anniversary will increase to 4.05% ((3.5% x 21.5%) + (4.2% x 78.5%)).
Taxation of Income Payments
We treat Income Payments as withdrawals for tax purposes while your Contract Value is positive, and once your Contract Value is reduced to zero we intend to treat Income Payments as Annuity Payments for tax purposes. For more information, see section 11, Taxes – Taxation of Income Payments.
When the Income Period Ends
The Income Period ends when we make the last Income Payment. Income Payments can continue for the life of the Covered Person(s) if you do not take more than your allowed annual maximum payment.
When the Income Benefit Ends
The Income Benefit ends on the earliest of the following.
•	During the Accumulation Phase and before the Income Period, the Business Day we process your request to remove this benefit from your Contract (the rider termination date).
•	The Business Day all Eligible Persons or Covered Persons are removed from the Contract because they no longer meet the requirements (Owner, Annuitant or sole Beneficiary) stated in section 3. If this occurs after the Income Benefit Date, Income Payments stop when the last Covered Person is removed from the Contract.
•	The Index Anniversary upon which the younger Eligible Person reaches age 100 if it occurs before the Income Benefit Date.
•	The Business Day we process your request for a full withdrawal, other than a full withdrawal caused by an Income Payment.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

•	The Income Benefit Date or an Income Benefit Anniversary if the annual maximum Income Payment is less than $100.
•	Upon the death of an Owner (or Annuitant if the Owner is a non-individual), the end of the Business Day we first receive a Valid Claim from any one Beneficiary. However, if a federally recognized spouse is an Eligible Person or Covered Person and continues this Contract, the Income Benefit also continues.
•	During the Accumulation Phase and before the Income Benefit Date, the Income Benefit ends on the date of death of the last surviving Eligible Person.
•	During the Income Period, the Income Benefit ends on the date of death of the last surviving Covered Person.
•	The Business Day the Contract ends.

10.  Death Benefit
“You” in this section refers to the Owner, or the Annuitant if the Contract is owned by a non-individual.
The Contract provides the Traditional Death Benefit. If available, you can instead select the Maximum Anniversary Value Death Benefit at Contract issue for an additional rider fee if all Owners and the Annuitant are age 75 or younger. The Maximum Anniversary Value Death Benefit can only be added to a Contract at issue. The Maximum Anniversary Value Death Benefit cannot be less than the Traditional Death Benefit, but they may be equal. Please discuss this benefit’s appropriateness with your Financial Professional.
The death benefit is only available during the Accumulation Phase (and Income Period, if applicable). If you or the Determining Life (Lives) die during the Accumulation Phase, we process the death benefit using prices determined after we receive the required information, which is either a Valid Claim or due proof of death as stated here. (For information on due proof of death see the Glossary – Valid Claim). If we receive this information at or after the end of the current Business Day, we use the next Business Day’s prices.
If there are multiple Beneficiaries, each Beneficiary receives the portion of the death benefit he or she is entitled to when we receive his or her Valid Claim. If a Beneficiary dies before you or the Designated Life, that Beneficiary’s interest in this Contract ends unless your Beneficiary designation specifies otherwise. If there are no remaining Beneficiaries, or no named Beneficiaries, we pay the death benefit to your estate, or if the Owner is a non-individual, to the Owner. Unless you instruct us to pay Beneficiaries a specific percentage of the death benefit, he or she each receives an equal share.
Each Beneficiary’s portion of the death benefit remains in the Index Options based on the allocation instructions that were in effect on the date of death until we receive his or her Valid Claim and we either pay the claim or the Beneficiary provides alternate allocation instructions. If there is Variable Account Value in the AZL Government Money Market Fund on the date of death, it remains there until the earlier of the next Index Anniversary, or the date we receive a Valid Claim. If an Index Anniversary occurs before we receive a Valid Claim, we will transfer that Beneficiary’s portion of the Variable Account Value to the Index Options based on the allocation instructions that were in effect on the date of death.
From the time we determine the death benefit until we make a complete distribution, any amount in the Index Options and the AZL Government Money Market Fund continues to be subject to investment risk that is borne by the recipient(s). Once we receive notification of death, we may no longer accept or process transfer requests. After we receive the first Valid Claim from any Beneficiary we also will not accept additional Purchase Payments or allow any partial or full withdrawals unless the withdrawal is required to comply with federal tax law.
On the first death of a Determining Life during the Accumulation Phase, if your selected death benefit is in effect your Beneficiary(s) will receive the greater of the Contract Value or the Guaranteed Death Benefit Value. The Guaranteed Death Benefit Value is either:
•	total Purchase Payments adjusted for withdrawals if you select the Traditional Death Benefit, or
•	the Maximum Anniversary Value if you select the Maximum Anniversary Value Death Benefit.
If the date we are determining the death benefit is not the Term End Date and you selected the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy, Contract Value reflects the Daily Adjustment. Withdrawals reduce your Guaranteed Death Benefit Value by the percentage of Contract Value withdrawn, determined at the end of each Business Day. Withdrawals include all withdrawals (even Penalty-Free Withdrawals) and any withdrawal charges, but not amounts we withdraw for other Contract fees and expenses.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Maximum Anniversary Value
The Maximum Anniversary Value is initially equal to the Purchase Payment received on the Issue Date. At the end of each Business Day, we adjust the Maximum Anniversary Value as follows.
•	We increase it by the amount of any additional Purchase Payments.
•	We reduce it by the percentage of any Contract Value withdrawn.
If the Index Effective Date occurs after the Issue Date, the Maximum Anniversary Value on the Index Effective Date is calculated in the same way as on an Index Anniversary.
On each Index Anniversary before the end date (or on the next Business Day if the Index Anniversary is not on a Business Day) the Maximum Anniversary Value is equal to the greater of:
•	its current value after processing any additional Purchase Payments or withdrawals, or
•	the Contract Value determined at the end of the Business Day after we process all daily transactions including Credits, any additional Purchase Payments or withdrawals, and amounts we withdraw for Contract expenses. Contract Value reflects the Daily Adjustment if you select a 3-year Term Index Option and this anniversary is not a Term End Date.
On and after the end date, we no longer make this comparison and we no longer capture any annual investment gains in the Maximum Anniversary Value.
The end date occurs on the earliest of:
•	the older Determining Life’s 91st birthday, or
•	the end of the Business Day we receive the first Valid Claim from any one Beneficiary.

During the Income Period:
• You cannot make additional Purchase Payments. If your Contract includes the Traditional Death Benefit this means the Guaranteed Death Benefit Value no longer increases.
• Index Precision Strategy, Index Performance Strategy, and Index Guard Strategy are no longer available. This may limit your Contract’s performance potential and the Guaranteed Death Benefit Value if your Contract includes the Maximum Anniversary Value Death Benefit. Income Payments and Excess Withdrawals also decrease your Contract Value, which also reduces the likelihood of locking in investment gains to the Guaranteed Death Benefit Value if your Contract includes the Maximum Anniversary Value Death Benefit.
• Each Income Payment and any Excess Withdrawal reduces the Guaranteed Death Benefit Value by the percentage of Contract Value withdrawn (including any withdrawal charge), which means this value may be reduced by more than the amount withdrawn. Taking Income Payments and Excess Withdrawals may also cause your selected death benefit to end prematurely.
What Happens Upon Death?
If you are the Determining Life, or if you and the Determining Life (Lives) are different individuals and die simultaneously as defined by applicable state law or regulation, we determine the Guaranteed Death Benefit Value at the end of the Business Day we receive a Valid Claim. For multiple Beneficiaries, each surviving Beneficiary receives the greater of:
•	their portion of the Guaranteed Death Benefit Value determined at the end of the Business Day we receive the first Valid Claim from any one Beneficiary, or
•	their portion of the Contract Value determined at the end of the Business Day during which we receive his or her Valid Claim.
If you and the Determining Life (Lives) are different individuals and do not die simultaneously, the death benefit is as follows. This can only occur if you change the Owner after the Issue Date.
•	If a Determining Life dies before you, we do not pay a death benefit to the Beneficiary(s) but we may increase the Contract Value if the Traditional Death Benefit or Maximum Anniversary Value Death Benefit are still in effect. At the end of the Business Day we receive due proof of a Determining Life’s death we increase the Contract Value to equal the Guaranteed Death Benefit Value if greater, and your selected death benefit ends. We allocate any Contract Value increase to the AZL Government Money Market Fund. Then on the next Index Anniversary we transfer the Variable Account Value to the Index Options according to your Purchase Payment default instructions.
•	Upon your death your Beneficiary(s) receive the Contract Value determined at the end of the Business Day during which we receive each Beneficiary’s Valid Claim.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

The Traditional Death Benefit and Maximum Anniversary Value Death Benefit end upon the earliest of the following.
•	The Business Day before the Annuity Date.
•	The Business Day that the Guaranteed Death Benefit Value and Contract Value are both zero.
•	Upon the death of a Determining Life, the end of the Business Day we receive a Valid Claim from all Beneficiaries if you and the Determining Life are the same individuals, or if you and the Determining Life (Lives) are different individuals and die simultaneously as defined by applicable state law or regulation.
•	Upon the death of a Determining Life, the end of the Business Day we receive due proof of the Determining Life’s death if you and the Determining Life (Lives) are different individuals and do not die simultaneously.
•	Upon the death of an Owner (or Annuitant if the Owner is a non-individual), the end of the Business Day we receive the first Valid Claim from any one Beneficiary, if the Owner (or Annuitant) is no longer a Determining Life.
•	The Business Day the Contract ends.

We base the Guaranteed Death Benefit Value on the first death of a Determining Life (or Lives). This means that upon the death of an Owner (or Annuitant if the Owner is a non-individual), if a surviving spouse continues the Contract:
• the Guaranteed Death Benefit Value is no longer available, and
• if you selected the Maximum Anniversary Value Death Benefit, we no longer assess its 0.20% rider fee.
Also, if you and the Determining Life (Lives) are different individuals and you die first, the Guaranteed Death Benefit Value is not available to your Beneficiary(s).
Death of the Owner and/or Annuitant
The Appendix A to the Form N-4 SAI includes tables that are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract.
Death Benefit Payment Options During the Accumulation Phase
Each Beneficiary must select one of the death benefit payment options listed below.
If a Beneficiary requests a lump sum payment under Option A, we pay that Beneficiary within seven days of receipt of his or her Valid Claim, unless the suspension of payments or transfers provision is in effect. Payment of the death benefit may be delayed, pending receipt of any state forms.
Spousal Continuation: If the Beneficiary is the deceased Owner’s spouse, he or she can choose to continue the Contract with the portion of the death benefit the spouse is entitled to in his or her own name. For an IRA, Roth IRA, or SEP IRA Contract, spousal continuation can only occur if the surviving spouse is the Contract’s sole primary Beneficiary. For non-individually owned Contracts, spousal continuation is only available to Qualified Contracts through a direct rollover to an IRA. Spouses must qualify as such under federal law to continue the Contract. Individuals who have entered into a registered domestic partnership, civil union, or other similar relationship that is not considered to be a marriage under state law are also not considered to be married under federal law. An election by the spouse to continue the Contract must be made on the death claim form before we pay the death benefit. If the deceased Owner was a Determining Life and the surviving spouse Beneficiary continues the Contract, at the end of the Business Day we receive his or her Valid Claim we increase the Contract Value to equal the Guaranteed Death Benefit Value if greater and available, and your selected death benefit ends. We allocate any Contract Value increase to the AZL Government Money Market Fund. Then on the next Index Anniversary we transfer it to the Index Options according to Purchase Payment default instructions. If the surviving spouse continues the Contract:
•	he or she becomes the new Owner and may exercise all of the Owner’s rights, including naming a new Beneficiary or Beneficiaries;
•	he or she is subject to any remaining withdrawal charge; and
•	upon the surviving spouse’s death their Beneficiary(s) receive the Contract Value determined at the end of the Business Day during which we receive a Valid Claim from each Beneficiary.
Death Benefit Payment Options
Option A: Lump sum payment of the death benefit.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Option B: Payment of the entire death benefit within five years of the date of any Owner’s death. The Beneficiary can continue to make transfers between Index Options and is subject to the product fee.
Option C: If the Beneficiary is an individual, payment of the death benefit as Annuity Payments under Annuity Options 1, 2 or 5. With our written consent other options may be available for payment over a period not extending beyond the Beneficiary’s life expectancy under which the Beneficiary can continue to make transfers between Index Options and is subject to the product fee. Option C may not be available on a Qualified Contract.
Distribution from Non-Qualified Contracts must begin within one year of the date of the Owner’s death. Any portion of the death benefit from Non-Qualified Contracts not applied to Annuity Payments within one year of the date of the Owner’s death must be distributed within five years of the date of death.
If a Non-Qualified Contract is owned by a non-individual, then we treat the death of an Annuitant as the death of an Owner for purposes of the Code’s distribution at death rules, which are set forth in Section 72(s) of the Code.
In all events, notwithstanding any provision to the contrary in the Contract or this prospectus, a Non-Qualified Contract is interpreted and administered in accordance with Section 72(s) of the Code.
Other rules may apply to Qualified Contracts.

11.  Taxes
This section provides a summary explanation of the tax ramifications of purchasing a Contract. More detailed information about product taxation is contained in the Statement of Additional Information, which is available by calling the toll-free telephone number at the back of this prospectus. We do not provide individual tax advice. You should contact your tax adviser to discuss this Contract’s effects on your personal tax situation.
Qualified and Non-Qualified Contracts
You can purchase either a Qualified Contract or a Non-Qualified Contract. A Qualified Contract is purchased pursuant to a specialized provision of the Code. For example, a Contract may be purchased pursuant to Section 408 of the Code as an IRA.
Qualified Contracts are subject to certain restrictions, including restrictions on the amount of annual contributions, restrictions on how much you can earn and still be able to contribute to a Qualified Contract, and specialized restrictions on withdrawals. Qualified Contracts must be purchased from earned income from the relevant year or years, or from a rollover or transfer from a qualified contract. An IRA to IRA indirect rollover can occur only once in any twelve-month period from all of the IRAs you currently own.
Currently, we offer the following types of Qualified Contracts.
Type of Contract	Persons and Entities that can buy the Contract
IRA	Must have the same individual as Owner and Annuitant.
Roth IRA	Must have the same individual as Owner and Annuitant.
Simplified Employee Pension (SEP) IRA	Must have the same individual as Owner and Annuitant.
Certain Code Section 401 Plans	A qualified retirement plan is the Owner and the Annuitant must be an individual. We may determine which types of qualified retirement plans are eligible to purchase this Contract.
If you purchase a Qualified Contract, you already receive the benefit of tax deferral through the qualified plan, and so you should purchase this Contract for purposes other than tax deferral.
You can instead purchase a Non-Qualified Contract, which is not qualified pursuant to a specialized provision of the Code. There are no Code restrictions on annual contributions to a Non-Qualified Contract or how much you can earn and still contribute to a Contract.
Taxation of Annuity Contracts
The Contract has the following tax characteristics.
•	Taxes on earnings are deferred until you take money out. Non-Qualified Contracts owned by corporations or partnerships do not receive income tax deferral on earnings.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

•	When you take money out of a Non-Qualified Contract, earnings are generally subject to federal income tax and applicable state income tax. All pre-tax money distributed from Qualified Contracts are subject to federal and state income tax, but qualified distributions from Roth IRA Contracts are not subject to federal income tax. This prospectus does not address specific state tax laws. You should discuss state taxation with your tax adviser.
•	Taxable distributions are subject to an ordinary income tax rate, rather than a capital gains rate.
•	Distributions from Non-Qualified Contracts are considered investment income for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may apply to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.
•	If you take partial withdrawals from your Non-Qualified Contract, the withdrawals are generally taxed as though you were paid taxable earnings first, and then as a non-taxable return of Purchase Payments.
•	If you annuitize your Non-Qualified Contract and receive a stream of Annuity Payments, you receive the benefit of the exclusion ratio. The exclusion ratio is a calculation that causes a portion of each Annuity Payment to be non-taxable, based upon the percentage of your Contract Value that is from Purchase Payments. Purchase Payments are treated as a non-taxable return of principal, whereas earnings are taxable.
•	If you take partial withdrawals or annuitize a Qualified Contract, you will be responsible for determining what portion, if any, of the distribution consists of after-tax money.
•	Income Payments are taxed as partial withdrawals.
•	If you take out earnings before age 59 1⁄2, you may be subject to a 10% additional federal tax, unless you take a lifetime annuitization of your Contract or you take money out in a stream of substantially equal payments over your expected life in accordance with the requirements of the Code.
•	A pledge, assignment, or ownership change of a Contract may be treated as a taxable event. You should discuss any pledge, assignment, or ownership change of a Contract with your tax adviser.
•	If you purchase multiple non-qualified deferred annuity contracts from an affiliated group of companies in one calendar year, these contracts are treated as one contract for purposes of determining the tax consequences of any distribution.
•	Death benefit proceeds from Non-Qualified Contracts are taxable to the beneficiary as ordinary income to the extent of any earnings. Death benefit proceeds must be paid out in accordance with the requirements of the Code.
•	Depending upon the type of Qualified Contract you own, required minimum distributions (RMDs) must be satisfied when you reach a certain age. If you enroll in our minimum distribution program, we make RMD payments to you that are designed to meet this Contract’s RMD requirements.
•	When you take money out of a Contract, we may deduct premium tax that we pay on your Contract. This tax varies from 0% to 3.5%, depending on your state. Currently, we pay this tax and do not pass it on to you.
Taxation of Income Payments
We treat Income Payments as withdrawals for tax purposes while your Contract Value is positive. This means that, for Non-Qualified Contracts, gains from the entire Contract are considered to be distributed first and are subject to ordinary income tax. Purchase Payments are distributed after gains have been paid out and are generally considered to be a return of your investment and are not subject to income tax. While tax law is not entirely clear as to the proper tax treatment, once your Contract Value is reduced to zero we intend to treat Income Payments as Annuity Payments for tax purposes. For Qualified Contracts, the total Income Payment is most likely subject to ordinary income tax. If you are taking withdrawals from the Contract to satisfy the requirements for substantially equal periodic payments under Section 72(t) or 72(q) of the Code and you begin Income Payments before the required series of withdrawals is complete, you may incur additional penalties, including a 10% additional federal tax. In addition, if you begin Income Payments before age 59 1⁄2 the payments will generally be subject to a 10% additional federal tax.
Tax-Free Section 1035 Exchanges
Subject to certain restrictions, you can make a “tax-free” exchange under Section 1035 of the Code for all or a portion of one non-qualified annuity contract for another, or all of a life insurance policy for a non-qualified annuity contract. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this prospectus:
•	you might have to pay a withdrawal charge on your previous contract,
•	there is a new withdrawal charge period for this Contract,

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

•	other charges under this Contract may be higher (or lower),
•	the benefits may be different, and
•	you no longer have access to any benefits from your previous contract.
If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a possible additional federal tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine the exchange is in your best interest and not just better for the person selling you the Contract who generally earns a commission on each sale. You should consult a tax adviser to discuss the potential tax effects before making a 1035 exchange.

12.  Other Information
The Registered Separate Account
We established Allianz Life Variable Account B (the Separate Account) as a separate account under Minnesota insurance law on May 31, 1985. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise our management of the Separate Account.
The Separate Account holds the AZL Government Money Market Fund's shares that have been purchased with Contract assets. We keep the Separate Account assets separate from the assets of our general account and other separate accounts, including the non-unitized separate accounts we established in connection with the Index Options. The Separate Account is divided into subaccounts, each of which invests exclusively in a variable investment option. The only currently available variable investment option is the AZL Government Money Market Fund.
We own the assets of the Separate Account. We credit gains to or charge losses against the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account’s assets are insulated, so that the assets cannot be used to pay any of our liabilities, other than those arising from the investment of Contract assets in the AZL Government Money Market Fund.
If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account, to the extent of seed money invested by us or earned fees and expenses. The obligations under the Contracts are obligations of Allianz Life.
Our General Account
Our general account holds all our assets other than assets in our separate accounts. We own our general account assets, and, subject to applicable law, have sole investment discretion over them. The assets are subject to our general business operation liabilities and claims of our creditors and may lose value. We have not registered our general account as an investment company under the Investment Company Act of 1940.
Our general account assets fund guarantees provided in the Contracts, including obligations associated with Income Payments and the death benefit. Contract Value that you apply to Annuity Payments becomes part of our general account.
Our Unregistered Separate Account
We hold the assets you allocate to the Index Options in Separate Account IANA, which we established under Minnesota Insurance Law solely for the purpose of supporting our obligations to pay Credits. We invest the assets in Separate Account IANA in hedging instruments, including derivative hedging instruments such as put and call options, as well as cash and fixed income securities. Like our general account, the assets in Separate Account IANA are subject to our general business operation liabilities and the claims of our creditors. An Owner who allocates Contract Value to an Index Option does not have any interest in or claim on the assets in Separate Account IANA. In addition, neither the Owner nor these Index Options participate in any way in the performance of assets held in Separate Account IANA.
Distribution
Allianz Life Financial Services, LLC (ALFS), a wholly owned subsidiary of Allianz Life Insurance Company of North America, serves as principal underwriter for the Contracts. ALFS is a limited liability company organized in Minnesota, and is located at 5701 Golden Hills Drive, Minneapolis, MN 55416. ALFS is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (FINRA). ALFS is not a member of Securities Investors

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Protection Corporation. More information about ALFS is available at www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from FINRA describing its Public Disclosure Program.
We have entered into a distribution agreement with ALFS for the distribution of the Contracts. ALFS also may perform various administrative services on our behalf.
We may fund ALFS operating and other expenses, including:
•	overhead,
•	legal fees,
•	accounting fees,
•	Financial Professional training,
•	compensation for the ALFS management team, and
•	other expenses associated with the Contracts.
Financial Professionals and their managers may also be eligible for various benefits, such as production incentive bonuses, insurance benefits, and non-cash compensation items that we may provide jointly with ALFS. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items.
ALFS does not itself sell the Contracts on a retail basis. Rather, ALFS enters into selling agreements with other broker-dealers registered under the 1934 Act (selling firms) for the sale of the Contracts. We pay sales commissions to the selling firms and their Financial Professionals. The maximum commission payable to the selling firms for Contract sales is expected to not exceed 7% of Purchase Payments. Sometimes, we enter into an agreement with a selling firm to pay commissions as a combination of a certain amount of the commission at the time of sale and a trail commission which, when totaled, could exceed 7% of Purchase Payments.
We and/or ALFS may make bonus payments to certain selling firms based on aggregate sales of our variable insurance contracts (including this Contract) or persistency standards, or as part of a special promotion. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. In some instances, the amount paid may be significant.
A portion of the payments made to selling firms may be passed on to their Financial Professionals. Financial Professionals may receive cash and non-cash compensation and other benefits. Ask your Financial Professional for further information about what they and their firm may receive in connection with your purchase of a Contract.
Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners or the Separate Account. We intend to recover commissions and other expenses indirectly through fees and expenses imposed under the Contract.
Broker-dealers and their Financial Professionals and managers involved in sales of the Contracts may receive payments from us for administrative and other services that do not directly involve the sale of the Contracts, including payments made for recordkeeping, the recruitment and training of personnel, production of promotional literature and similar services. In addition, certain firms and their Financial Professionals may receive compensation for distribution and administrative services when acting in a wholesaling capacity and working with retail firms.
In certain instances, we and/or ALFS may make payments to a broker-dealer for inclusion of this Contract in its list of products that it offers for sale.
We and/or ALFS may pay certain selling firms additional marketing support allowances for:
•	marketing services and increased access to their Financial Professionals;
•	sales promotions relating to the Contracts;
•	costs associated with sales conferences and educational seminars;
•	the cost of client meetings and presentations; and
•	other sales expenses incurred by them.
We retain substantial discretion in determining whether to grant a marketing support payment to a particular broker-dealer firm and the amount of any such payment.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

We may also make payments for marketing and wholesaling support to broker-dealer affiliates of variable investment options that are available through the variable annuities we offer.
Additional information regarding marketing support payments can be found in the Distributor section of the Statement of Additional Information.
The variable investment options in the variable annuity contracts we offer may assess a Rule 12b-1 fee. These fees are paid to ALFS as consideration for providing distribution and certain other services and incurring certain expenses permitted under the variable investment option’s plan. These fees typically equal 0.25% of a variable investment option’s average daily net assets.
In certain instances, an investment adviser and/or subadviser (and/or their affiliates) of a variable investment option may make payments for administrative services to ALFS or its affiliates.
We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts but reserve the right to discontinue the offering.
Additional Credits for Certain Groups
We may credit additional amounts to a Contract instead of modifying charges because of special circumstances that result in lower sales or administrative expenses or better than expected mortality or persistency experience.
Administration/Allianz Service Center
The Allianz Service Center performs certain administrative services regarding the Contracts and is located at 5701 Golden Hills Drive, Minneapolis, Minnesota. The Service Center mailing address and telephone number are listed at the back of this prospectus. The administrative and routine customer services performed by our Service Center include processing and mailing of account statements and other mailings to Owners, responding to Owner correspondence and inquiries. Allianz Life also contracts with Tata Consultancy Services (Tata) located at #42(P) & 45(P), Think Campus, Electronic City, Phase II, Bangalore, Karnataka 560100, India, to perform certain administrative services including:
•	issuance and maintenance of the Contracts,
•	maintenance of Owner records, and
•	routine customer service including:
–	processing of Contract changes,
–	processing withdrawal requests (both partial and total), and
–	processing requests for fixed annuity payments.
Services performed by Tata are overseen and quality control checked by our Service Center.
To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectus for the AZL Government Money Market Fund, may be mailed to your household, even if you or other persons in your household have more than one contract issued by us or our affiliate. Call our Service Center at the toll-free telephone number listed at the back of this prospectus if you need additional copies of financial reports, prospectuses, or annual and semiannual reports, or if you would like to receive one copy for each contract in future mailings.
Legal Proceedings
We and our subsidiaries, like other life insurance companies, from time to time are involved in legal proceedings of various kinds, including regulatory proceedings and individual and class action lawsuits. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any such proceedings cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened legal proceedings to which we, the Separate Account, or ALFS is a party that are reasonably likely to materially affect the Separate Account, our ability to meet our obligations under the Contracts, or ALFS ability to perform its obligations.
Status Pursuant to Securities Exchange Act of 1934
Allianz Life hereby relies on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 from the requirement to file reports pursuant to Section 15(d) of that Act.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

13.  Information on Allianz Life
Allianz Life is a stock life insurance company organized under the laws of the State of Minnesota in 1896. Our address is 5701 Golden Hills Drive, Minneapolis, MN 55416. We are a wholly owned subsidiary of Allianz of America, Inc. (AZOA), a financial holding company. AZOA is a wholly owned subsidiary of Allianz Europe, B.V., which in turn is a wholly owned subsidiary of Allianz SE, which is registered in Munich, Germany. We currently offer fixed index annuities, variable annuities, individual life insurance, and registered index-linked annuities. We are licensed to do direct business in 49 states and the District of Columbia.
Directors, Executive Officers and Corporate Governance
BOARD OF DIRECTORS
The Board currently consists of seven members, including our Chair, our President and Chief Executive Officer, our Chief Financial Officer and Treasurer, three independent outside board members, and one non-independent board member. Age and positions are provided as of December 31, 2019, except as otherwise noted.
The Board holds regular quarterly meetings, generally in February, April/May, July/August, and October/November of each year, and holds special meetings or takes action by unanimous written consent as circumstances warrant. The Board has standing Executive, Audit, and Nomination, Evaluation and Compensation Committees, each of which is described in further detail below. One director was absent from one Board meeting to which the director was assigned in 2019. In 2019, the Board acted three times by unanimous written action.
The current members of our Board are as follows.
Jacqueline Hunt
Director and Chair of the Board
Jacqueline Hunt, age 51, currently serves as the Chair of Allianz Life’s Board of Directors since July 22, 2016. She also serves as the Chair of the Board of Management of Allianz Asset Management GmbH, is a Member of the Board of Management of Allianz SE, Asset Management, US Life Insurance, and the Chair and President of Allianz Foundation for North America. She is also a member of the Board of Trustees of the American Institute for Contemporary German Studies since June 2017. Prior to this, she was the Executive Director of Prudential plc and the Chief Executive of Prudential UK, Europe and Africa from 2013 to 2016.
Ms. Hunt brings to the Board extensive experience in the financial services and insurance industries, as well as extensive experience in investments and asset management, including serving as a Member of the Board of Management of Allianz SE, Asset Management, US Life Insurance.
Walter R. White
Director, President and Chief Executive Officer
Walter R. White, age 63, joined Allianz Life in 2009, and currently serves as the President and Chief Executive Officer, and as a member of the Board of Directors since January 1, 2012. Mr. White also serves as the Chair of the Board and the Chief Executive Officer of Allianz Life Insurance Company of New York (Allianz Life of New York), the President of AZOA Services Corporation, and the Chair of its Shared Plans Management Committee. Mr. White also serves as a Governor of Allianz Individual Insurance Group, LLC, Allianz Investment Management LLC, and TruChoice Financial Group, LLC, respectively. In addition, Mr. White serves as a Director of AZOA Services Corporation, Questar Capital Corporation, and Questar Agency, Inc., respectively. Mr. White is responsible for leading and overseeing Allianz Life and Allianz Life of New York and providing strategic management and direction. Mr. White served as Chair, Chief Executive Officer and President of Allianz Life and Annuity Company from 2012 to 2017, and as a Director of Allianz Technology of America, Inc. from 2013 to 2015.
Mr. White brings to the Board extensive financial services and brokerage experience as well as key strategic planning and leadership skills developed as the Chief Executive Officer of Allianz Life and the former President of Woodbury Financial.
William E. Gaumond
Director, Senior Vice President, Chief Financial Officer and Treasurer
William E. Gaumond, age 46, joined Allianz Life in 2004 and currently serves as Senior Vice President, Chief Financial Officer and Treasurer, and as a member of the Board of Directors since January 1, 2016. He also serves as a Director, and the Chief Financial Officer and Treasurer of Allianz Life of New York. Mr. Gaumond also serves as the Chief Financial

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Officer and Treasurer of Allianz Foundation for North America, and as a Governor of TruChoice Financial Group, LLC and Allianz Life Financial Services, LLC, respectively. Mr. Gaumond also serves as a Director and President of Allianz Fund Investments, Inc., AZL PF Investments, Inc., Dresdner Kleinwort Pfandbriefe Investments II, Inc., and PFP Holdings, Inc., respectively. Mr. Gaumond is also a Director of Questar Agency, Inc., Questar Asset Management, Inc., Questar Capital Corporation, Yorktown Financial Companies, Inc., Allianz of America, Inc., Allianz Real Estate of America LLC, and Allianz Technology of America, Inc., respectively. He is also a Director and the Senior Vice President of AZOA Services Corporation. Mr. Gaumond also serves as a Director and the Chief Financial Officer and Treasurer of Allianz Finance Corporation. Mr. Gaumond is responsible for all finance and risk management functions, with oversight of the controller, financial planning, treasury, and corporate risk management areas. Prior to his current roles, Mr. Gaumond spent 12 years in a number of finance and investment-related positions at Allianz Life and its affiliates in various executive capacities, including as the Senior Vice President, Asset Liability and Investment Risk Management of Allianz Life and as the Vice President, Head of Asset Liability and Investment Risk Management of Allianz Life of New York from 2013 to 2015, respectively.
Mr. Gaumond brings to the Board extensive financial services, investment, and insurance industry experience, including serving as Chief Financial Officer and Treasurer of Allianz Life and Allianz Life of New York.
Ronald M. Clark
Director
Ronald M. Clark, age 72, joined Allianz Life’s Board of Directors on January 1, 2014. He serves as the Chair of its Nomination, Evaluation and Compensation Committee and as a member of its Audit Committee and its Executive Committee. Mr. Clark also serves on the Board of Directors of Allianz Life of New York, and is a member of its Audit and Evaluation Committee and its Finance Committee. He also serves as a Director and Audit Committee member of Allianz Reinsurance America, Inc. Mr. Clark also serves as a Director of Manitex International, Inc., as the Chair of its Compensation Committee, and as a member of its Audit Committee. Mr. Clark has over 40 years of experience in investments, having served as the President of Allianz Investment Corporation from 1980 to 1990, the Chief Operating Officer of Allianz of America, Inc. (“AZOA”) from 1990 to 2001, the Chief Investment Officer of AZOA from 2002 to 2011, and as a Director of Fireman’s Fund Insurance Company from 2014 to 2015.
Mr. Clark brings to the Board extensive experience in the financial services and insurance industries, as well as extensive experience with investment matters.
Udo Frank
Director
Udo Frank, age 60, joined Allianz Life’s Board of Directors on May 1, 2015 and also serves as the Chair of its Audit Committee and as a member of its Nomination, Evaluation and Compensation Committee. Mr. Frank has over 30 years of experience in the financial services and insurance industries. Mr. Frank worked for various Allianz SE investment and asset management affiliates from 1994 to 2014, including serving in numerous executive positions. In 2001, Mr. Frank was appointed as the Global Chief Executive Officer of RCM Capital Management, LLC. In 2012, he was appointed the Head of Product Management and Chief Marketing Officer of Allianz Global Investors – U.S.
Mr. Frank brings to the Board extensive experience in the financial services and insurance industries, as well as extensive experience in investments and asset management.
Kevin E. Walker
Director
Kevin E. Walker, age 57, joined Allianz Life’s Board of Directors on May 23, 2017, and also serves as a member of its Audit Committee and its Nomination, Evaluation and Compensation Committee. Mr. Walker also serves on the Board of Directors of Allianz Life of New York as of October 1, 2018, and is a member of its Audit and Evaluation Committee and its Executive Committee. Mr. Walker serves as the Chair and Director of Allianz Reinsurance America, Inc., and is a member of its Audit Committee since January 1, 2017. Mr. Walker has over 30 years of insurance and financial services experience. Mr. Walker served at various Allianz affiliates throughout his career, most recently as the President and Chief Executive Officer of Allianz Reinsurance America, Inc. from 2015 to 2016. Prior to that, he was the Senior Vice President and Chief Financial Officer of Fireman’s Fund Insurance Company from 2011 to 2015, and the Senior Vice President of Group Planning and Controlling of Allianz SE from 2006 to 2010. He also served as the Senior Vice President and Chief Financial Officer, Retirement and Protection Division of Genworth Financial from 2010 to 2011. Mr. Walker also was employed by Allianz Life from 1995 to 2006 as the Vice President, Treasurer and Senior Investment Officer, following

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

which he then served as the Senior Vice President and Senior Financial Officer for all product lines. Mr. Walker has also served as a director and officer for several other Allianz affiliates.
Mr. Walker brings to the Board extensive experience in the insurance industry, as well as extensive experience in finance and operations.
Anna Sophie Herken
Director
Anna Sophie Herken, age 48, joined Allianz Life’s Board of Directors on October 1, 2019. She also serves as the Business Division Head of Allianz Asset Management GmbH since April of 2018. Ms. Herken also serves as a board member of CPIC Fund Management Ltd. since July 2019. Prior to that, Ms. Herken was Chief Financial Officer and Chief Operating Officer of Hasso Plattner Capital Germany from 2016 to 2018, Managing Director of Hertie School of Governance GmbH from 2011 to 2016, Principal Adviser for the Office of the Secretary General at the European Bank for Reconstruction and Development from 2008 to 2010, and an Assistant Executive Secretary for the World Bank from 2005 to 2008. Ms. Herken was awarded as a “Top 40 under 40” leader by Capital 2011 and as a global member of the Remarkable Women Program 2015.  Ms. Herken holds a MBA from the University of Cambridge, Law and Judge Degrees.
Ms. Herken brings to the Board extensive experience in the financial service industry, as well as extensive experience in working for international financial organizations with a focus on finance and asset management.
EXECUTIVE OFFICERS
The current executive officers (other than Messrs. White and Gaumond) are as follows. Age and positions are provided as of December 31, 2019, except as otherwise noted.
Eric J. Thomes
Senior Vice President, Chief Distribution Officer
Eric J. Thomes, age 47, joined Allianz Life in 1995 and currently serves as the Senior Vice President, Chief Distribution Officer of Allianz Life since April 1, 2019. He also serves as the President and a Director of Allianz Life of New York. Mr. Thomes also serves as a Governor, and as the Chief Executive Officer and Chief Manager of Allianz Life Financial Services, LLC. Mr. Thomes also serves as a Governor of Allianz Individual Insurance Group, LLC, and TruChoice Financial Group, LLC, respectively. He also serves as the Chair and as a Director of Yorktown Financial Companies, Inc., Questar Agency, Inc., Questar Asset Management, Inc., and Questar Capital Corporation, respectively. Mr. Thomes is responsible for the development, design and implementation of Allianz Life’s and Allianz Life of New York’s sales and distribution strategies. Prior to his current roles, Mr. Thomes served as the Field Senior Vice President, FMO Sales from 2009 to 2019. He also served as the President of Allianz Individual Insurance Group, LLC from 2005 to 2018.
Gretchen Cepek
Senior Vice President, General Counsel and Secretary
Gretchen Cepek, age 51, joined Allianz Life in 2009 and currently serves as Senior Vice President, General Counsel and Secretary since February 17, 2012. In this role, Ms. Cepek is responsible for the legal, ethics and compliance departments as well as government relations and the special investigations unit. She also serves as the Chief Legal Officer and Secretary of Allianz Life of New York, and General Counsel and Secretary of AZOA Services Corporation. Previously, Ms. Cepek served as the Secretary for Allianz Life and Annuity Company from 2012 to 2017, and the Vice President of Legal Business Operations, Distribution and Product Development of Allianz Life from 2009 to 2012. Ms. Cepek received her J.D. from Valparaiso University School of Law in 1993.
Jasmine M. Jirele
Senior Vice President, Chief Growth Officer
Jasmine Jirele, age 42, joined Allianz Life in 2018 and currently serves as the Senior Vice President, Chief Growth Officer of Allianz Life since October 1, 2018. Ms. Jirele is responsible for the oversight of new business strategy, product innovation, marketing, and corporate communications. Previously, Ms. Jirele was the Executive Vice President, Head of Customer Excellence at Wells Fargo Consumer Bank/Consumer Auto where she led the end-to-end customer experience strategy and delivery, building customer insights capabilities to leverage analytics, qualitative and quantitative research, and segmentation to drive business strategies. Prior to that, Ms. Jirele spent nine years at Allianz Life as the Senior Vice President of Enterprise Operations from 2012 to 2015,Vice President of Market Management and Product Innovation from 2009 to 2012, Director of Executive Projects from 2007 to 2009, and Director of Marketing/Communications from 2006 to 2007, respectively.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Catherine A. Mahone
Senior Vice President, Chief Administrative Officer
Catherine A. Mahone, age 55, joined Allianz Life in 2008 and currently serves as the Senior Vice President, Chief Administrative Officer since January 16, 2012. She is also the Chief Administrative Officer of Allianz Life of New York, and a Governor of Allianz Life Financial Services, LLC. Ms. Mahone is responsible for the oversight of enterprise operations, information technology, and other strategic business initiatives. Previously, Ms. Mahone served as the Senior Vice President, Enterprise Operations from 2008 to 2012, and a Director of Allianz Technology of America, Inc. from 2013 to 2015.
Neil H. McKay
Senior Vice President, Chief Actuary
Neil H. McKay, age 58, joined Allianz Life in 1999 and currently serves as the Senior Vice President, Chief Actuary of Allianz Life since May 15, 2000. Mr. McKay also serves as the Chief Actuary of Allianz Life of New York since April 8, 2014. He also served as a Director and the Chief Actuary of Allianz Life and Annuity Company from 2007 to 2017. Mr. McKay is responsible for all of the actuarial functions of Allianz Life and Allianz Life of New York, including the actuarial assumptions underlying its products and the rate setting associated with existing and new products.
Todd M. Hedtke
Senior Vice President, Chief Investment Officer
Todd M. Hedtke, age 47, joined Allianz Life in 2000 and currently serves as the Senior Vice President, Chief Investment Officer since August 21, 2015. He also currently serves as the Chief Investment Officer of Allianz Life of New York, the Chief Executive Officer of Allianz Investment Management LLC, and the Chief Investment Officer of Allianz Annuity Company of Missouri and Allianz Life Insurance Company of Missouri, respectively. Mr. Hedtke is President of Allianz Finance Corporation, and Vice President and Treasurer of Allianz Fund Investments Inc., AZL PF Investments Inc., and Dresdner Kleinwort Pfandbriefe Investments II Inc., respectively. Mr. Hedtke is also a Director of Allianz Fund Investments Inc., AZL PF Investments, Inc., Dresdner Kleinwort Pfandbriefe Investments II, Inc., and Allianz Finance Corporation, respectively. He also serves as a Governor of Allianz Investment Management LLC, and as the Chair of the Benefit Plans Investment Committee for AZOA Services Corporation. Mr. Hedtke leads the investment management, liquidity planning, hedging, and trading functions at Allianz Life. He is also a member of the global Allianz Investment Management Board, which serves the Allianz Group of insurance companies. Prior to his current role, Mr. Hedtke spent 15 years in a number of investment-related positions at Allianz Life and its affiliates, including his prior role as the Vice President, Investment Management of Allianz Life from 2010 to 2015, the Vice President of Investments of Allianz Life of New York from 2012 to 2015, the Treasurer of Allianz Fund Investments, Inc. in 2015, and a Director and the Chief Investment Officer of Allianz Life and Annuity Company from 2015 to 2017.
Jenny L. Guldseth
Senior Vice President, Chief Human Resources Officer
Jenny L. Guldseth, age 44, joined Allianz Life in 2005 and currently serves as the Senior Vice President, Human Resources Officer since January 1, 2019. In this position, Ms. Guldseth is responsible for setting strategy and leading the Human Resources and Facilities departments to improve business results and increase employee engagement. Ms. Guldseth is also a Director of the Allianz Foundation for North America, the Chief Human Resources Officer of AZOA Services Corporation, and the Chair of its Employee Benefits Administration Committee. Ms. Guldseth has over ten years of experience at Allianz Life, including having served as the Vice President, Rewards and Performance from 2017 to 2018, the Assistant Vice President of Rewards and Performance from 2013 to 2017, and Manager, Human Resource Business Partner from 2010 to 2013. In these positions, she was responsible for the Performance and Compensation functions for Allianz Life and the benefits functions for multiple U.S.-based affiliate companies.
CORPORATE GOVERNANCE
Committees of the Board
The Executive Committee of the Board (“Executive Committee”) is currently composed of Ms. Hunt (Chair) and Messrs. White and Clark. The function of the Executive Committee is to exercise the authority of the Board between meetings of the Board, with the exceptions set forth in Allianz Life’s By-Laws. The Executive Committee did not meet in 2019.
The Audit Committee of the Board is currently composed of Messrs. Frank (Chair), Clark and Walker. The Audit Committee is responsible for overseeing Allianz Life’s accounting and financial reporting and control processes on behalf

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

of the Board, which includes assisting with Board oversight of (1) quality and integrity of Allianz Life’s financial statements, (2) Allianz Life's compliance with legal and regulatory requirements, (3) the qualifications, independence and fees of the independent-auditors, (4) Allianz Life’s system of internal controls and (5) the performance of Allianz Life's internal audit function. The Board has determined that each member of the Audit Committee is financially literate. The Audit Committee met four times in 2019, and acted once by unanimous written action.
The Nomination, Evaluation and Compensation Committee (NEC Committee) is currently composed of Messrs. Clark (Chair), Frank and Walker. The NEC Committee’s purpose is to (1) nominate candidates for director for election, (2) evaluate the performance of officers deemed to be “principal officers,” and (3) recommend to the Board the selection and compensation of the “principal officers.” The NEC Committee met once in 2019, and acted twice by unanimous written action.
Independence of Certain Directors
Allianz Life is not subject to the independence standards of the New York Stock Exchange or any other national securities exchange, but is subject to the independence standards required under the Model Audit Rule. Applying the independence standards of the Model Audit Rule to the current members of the Board, the Board has determined that Messrs. Frank, Clark and Walker are “independent” under the Model Audit Rule.
Code of Ethics
All of our officers and employees, including our Chief Executive Officer, Chief Financial Officer and Controller, are subject to Allianz Life’s Code of Ethics.
Executive Compensation
Compensation Discussion and Analysis
In this section, we provide an overview of the goals and principal components of our executive compensation program and describe how we determine the compensation of our “Named Executive Officers” or “NEOs.” For 2019, our NEOs were:
•	Walter R. White, President and Chief Executive Officer
•	William E. Gaumond, Senior Vice President, Chief Financial Officer and Treasurer
•	Jasmine M. Jirele, Senior Vice President, Chief Growth Officer
•	Neil H. McKay, Senior Vice President, Chief Actuary
•	Catherine A. Mahone, Senior Vice President, Chief Administrative Officer
The details of each NEO’s compensation may be found in the Summary Compensation Table and other compensation tables included in this Executive Compensation section.
Executive Summary
Allianz Life’s compensation programs are intended to align our NEOs’ interests with those of our ultimate stockholder, Allianz SE, the ultimate parent company of Allianz Life. Allianz Life's compensation programs are designed to reward performance that meets or exceeds the goals established by the Compensation Committee, a management committee of Allianz Life. Allianz Life is tasked with establishing the executive compensation philosophy. In line with Allianz Life’s compensation philosophy described below, the total compensation received by our NEOs will vary based on individual and corporate performance in light of annual and long-term performance goals. Our NEOs’ total compensation is composed of a mix of annual base salary, annual cash awards based on corporate objectives and executive performance factors and long-term equity incentive awards in the form of restricted stock units of the equity securities of Allianz SE.
Compensation Philosophy and Strategy
Overview
The overriding goal of Allianz Life’s executive compensation programs is to attract, retain and motivate top-performing executive officers who will dedicate themselves to long-term financial and operational success. To this end, Allianz Life has structured the executive compensation programs to foster a pay-for-performance management culture by:
•	providing total compensation opportunities that are competitive with the levels of total compensation available at the large diversified financial services companies with which Allianz Life most directly competes in the marketplace;

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

•	setting performance metrics and objectives for variable compensation arrangements that reward executives for attaining both annual targets and medium-range and long-term business objectives, thereby providing individual executives with the opportunity to earn above-average compensation by achieving above-average results;
•	establishing equity-based arrangements that align executives’ financial interests with those of Allianz SE by ensuring executives have a material financial stake in the equity value of Allianz SE and the business success of its affiliates; and
•	structuring compensation packages and outcomes to foster internal pay equity.
Compensation Components
To support this pay-for-performance strategy, Allianz Life’s total compensation program provides a mix of compensation components that bases the majority of each executive’s compensation on their success and on an assessment of each executive’s overall contribution to that success.
Compensation Element	Description	Objective
Base Salary	Fixed rate of pay that compensates employees for fulfilling their basic job responsibilities. For NEOs, increases are generally provided in the case of a significant increase in responsibilities or a significant discrepancy versus the market.	Attract and retain high-caliber leadership.
Annual Incentive Plan	Incentive compensation that promotes and rewards the achievement of annual performance objectives through awards under the Allianz Life Annual Incentive Plan (“AIP”).	• Link compensation to annual performance results. • Attract and motivate high-caliber leadership. • Align the interests of NEOs and our stockholder.
Long-Term Incentives	Incentive compensation that promotes and rewards the achievement of long-term performance objectives through awards under the Allianz Life Long-Term Performance Unit Plan (“ALTPUP”).
	Allianz Life’s Chief Executive Officer, Walter R. White, was eligible to receive annual awards through the Allianz SE Mid-Term Bonus Plan instead of the ALTPUP.	• Link compensation to annual and multi-year performance results. • Motivate and retain high-caliber leadership with multi-year vesting. • Align the interests of NEOs and our stockholder.
Performance-Based Equity Incentives	Incentive compensation through restricted stock unit awards made under the Allianz Equity Incentive Plan (“AEI”) that promotes and rewards the achievement of senior executive officers.	• Retain high-caliber leadership with multi-year vesting. • Align the interests of NEOs and our stockholder.
Severance Arrangements	Severance payments to employees, including NEOs, under certain company-initiated termination events.	Compensate employees for situations where the employee’s employment is involuntarily terminated in a qualifying termination of employment.
Perquisites-Benefits	Perquisites provided to our NEOs include employer matching contributions to the NEOs’ accounts in the 401(k) plan and may also include the payment of life insurance premiums, relocation reimbursements, and reimbursements for financial planning, tax preparation services, and spousal travel expenses.	Provide market competitive total compensation package.
In addition, Allianz Life offers all employees, including our NEOs, broad-based benefits, including comprehensive medical, dental and vision insurance, group term life insurance and participation in a 401(k) plan.
How Compensation Decisions Are Made
Role of the Board of Directors and Compensation Committee
The framework governing the executive compensation policies for Allianz Life, except as such policies relate to the compensation for the Chief Executive Officer, is set through the Compensation Committee of Allianz Life. Decisions affecting the compensation of the Chief Executive Officer are outside the scope of the Allianz Life Compensation

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Committee. Any such decisions are made by Allianz SE, subject to review by the NEC Committee, and final approval by Allianz Life’s Board of Directors. With respect to the compensation of other “principal officers” selected by the Board for purposes of the duties of the NEC Committee under Minn. Stat. § 60D.20, subd. 3(d), the Compensation Committee’s decision are similarly subject to review by the NEC Committee and final approval by Allianz Life’s Board. The “principal officers” include the Chief Executive Officer, Chief Financial Officer and General Counsel. Allianz Life’s Board has delegated the following responsibilities to the Compensation Committee:
•	In general, establish the compensation philosophy and strategy of Allianz Life and oversee the development and implementation of compensation, benefit and perquisite programs for corporate executives consistent with the principles of ensuring that leadership is compensated effectively in a manner consistent with the stated compensation strategy, internal equity considerations, competitive practices, shareholder interests, and the requirements of any applicable regulatory bodies in order to attract and retain high-quality leadership. This responsibility includes periodic review of Allianz Life’s compensation programs to pursue certain goals, with the expectation that changes will be made periodically to ensure these goals are attained.
•	Review and approve the establishment of, or material modification to, any executive incentive compensation plans or programs for Allianz Life.
•	Review and approve any special benefits or perquisites in effect for, or offered to, any prospective, current or former Allianz Life employee, regardless of the employee’s level or assignment within Allianz Life. Such benefits and perquisites are those that are unusual or different than the benefits offered to all similarly-situated employees.
•	Review and approve any employment agreements proposed to be made with any prospective or current employee of Allianz Life.
•	Review and approve any individual severance agreement with any Allianz Life officer. This does not include an arrangement where the employee receives severance or incentive payments under existing terms of a broadbased benefit or compensation plan.
•	Oversee Allianz Life’s compliance with regulations with respect to compensation matters and adopt and monitor adherence to global and local process requirements and timelines, including those required under the Corporate Rules (as defined under the Allianz Life Standard for Corporate Rules) mandated by Allianz SE.
The Compensation Committee will at all times be composed of at least three members who are appointed by the full Board of Directors of Allianz Life. The Compensation Committee currently consists of the following members: the Chair of the Board, the Chief Executive Officer, and the Chief Human Resources Officer. The Compensation Committee also utilizes internal personnel to provide advice to the Compensation Committee regarding market trends in compensation policies at competing companies and on a more macro level.
Following its review and decision, the Compensation Committee produces and submits a report on executive compensation to Allianz Life’s Board of Directors at its request. With respect to the compensation of “principal officers” selected by Allianz Life’s Board for purposes of the duties of the NEC Committee under Minnesota Statutes § 60D.20, subd. 3(d), the Compensation Committee produces and submits a report on executive compensation proposed for the designated “principal officers”, to the NEC Committee for its review and recommendation to Allianz Life’s Board for final approval.
Role of the Chief Executive Officer
Our Chief Executive Officer assists the Compensation Committee in its review of the total compensation of all the NEOs except himself. He provides the Compensation Committee with his assessment of their performances relative to the corporate and individual goals and other expectations set for them for the preceding year. He then provides his recommendations for each NEO’s total compensation and the appropriate goals for each in the year to come. However, the Compensation Committee is not bound by his recommendations.
Role of Allianz Life’s Human Resources
Allianz Life’s Human Resources supports the Compensation Committee on executive compensation matters by being responsible for many of the organizational and administrative tasks that underlie the compensation review and determination process and making presentations on various topics. Allianz Life’s Human Resources efforts include, among other things:
•	evaluating the compensation data from industry groups, national executive pay surveys and other sources for the NEOs and other executive officers as appropriate;
•	gathering and correlating performance ratings and reviews for individual executive officers, including the NEOs;

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

•	reviewing executive compensation recommendations against appropriate market data and for internal consistency and equity; and
•	reporting to, and answering requests for information from, the Compensation Committee.
Allianz Life’s Human Resources officers also coordinate and share information with their counterparts at Allianz SE.
Use of Competitive Compensation Data
Because Allianz Life competes most directly for executive talent with other large diversified financial services companies, Allianz Life regards it as essential to regularly review the competitiveness of the total compensation programs for executives to ensure that Allianz Life provides compensation opportunities that compare favorably with the levels of total compensation offered to similarly situated executives by other companies that participate in the compensation surveys in which Allianz Life participates. Allianz Life relies primarily on external market surveys of corporate compensation and benefits published by various national compensation consulting firms, especially salary surveys focusing on insurance companies. In addition, other factors taken into account include the average revenues and number of employees of companies that participate in such surveys.
All these information sources are employed to measure and compare actual pay levels not only on an aggregate, total compensation basis but by breaking down the total compensation program component by component to review and compare specific compensation elements as well as the particular mixes of fixed versus variable, short-term versus long-term and cash versus equity-based compensation at the surveyed companies. This information, as collected and reviewed by Allianz Life’s Human Resources, is submitted to the Compensation Committee for review and discussion.
Internal Pay Equity Analysis
Allianz Life’s compensation programs are designed with the goal of providing compensation to our NEOs that is fair, reasonable, and competitive. To achieve this goal, Allianz Life believes it is important to compare compensation paid to each NEO not only with compensation paid by the surveyed companies, as discussed above, but also with compensation paid to each of our other NEOs. Such an internal comparison is important to ensure that compensation is equitable among our NEOs.
Components of Total Compensation For Our NEOs
Allianz Life provides total compensation to our NEOs that consists of several components. These components include the three components of the total compensation program (i.e., base salary, annual and multi-year incentives and equity) as well as: (i) retirement, health and other benefit programs; (ii) severance benefits; and (iii) perquisites.
Base Salary
Allianz Life’s philosophy is to make base salary a relatively small portion of the overall compensation package for our NEOs, which Allianz Life believes is common in the industry in which we operate. The amount of the base salary awarded to NEOs is based on the position held, the NEO’s tenure, the scope of the position’s responsibilities and the NEO’s own performance, all of which are reviewed with the aid of market survey data. Using this data, Allianz Life maintains a 50th percentile pricing philosophy, comparing base salaries against the median for comparable salaries at surveyed companies, unless exceptional conditions require otherwise.
With respect to the base salary of our Chief Executive Officer, the Chair of the Board considered the Chief Executive Officer’s experience, performance, and contribution to overall corporate performance when determining his base salary for 2019 for recommendation to the NEC Committee. Base salaries for our other NEOs for 2019 were also set by the Compensation Committee based upon each NEO’s individual experience and contribution to the overall performance of Allianz Life, and subject to Allianz SE Compensation Committee reviews and, with respect to the base salaries of “principal officers” selected by Allianz Life’s Board of Directors for purposes of the duties of the NEC Committee under Minnesota Statutes § 60D.20, subd. 3(d), subject to NEC Committee review and recommendation to Allianz Life’s Board for final approval.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

AIP
Allianz Life offers annual cash bonuses to certain executive officers under the AIP. The AIP is designed to improve performance and profitability by motivating employees to accomplish organizational objectives and financial goals. Bonus awards that may be paid pursuant to the AIP are within the sole discretion of the Compensation Committee, and with respect to our CEO, the Chair of the Board, and are intended to:
•	reward the performance of participants who have made significant contributions to the achievement of annual goals and objectives;
•	provide an incentive that will encourage future superior individual performance; and
•	encourage the retention of employees who have demonstrated exceptional performance and/or are anticipated to significantly contribute to the long-term success of Allianz Life.
Following the performance year, the Compensation Committee approved a specific amount of cash awards to be made pursuant to the AIP to executive officers, including our NEOs, for the 2019 performance year. The amount determined to be available for such awards was at the discretion of the Compensation Committee and was dependent upon many factors as outlined previously, including, but not limited to, current financial performance and contributions of our NEOs in achieving performance objectives, and with respect to the awards to the “principal officers” selected by Allianz Life’s Board for purposes of the duties of the NEC Committee under Minnesota Statutes § 60D.20, subd. 3(d), subject to NEC Committee review and recommendation to Allianz Life’s Board for final approval.
Long-Term Incentives
The purpose of the ALTPUP is to advance the interests of Allianz Life, including Allianz Life of New York, and our indirect stockholder. The ALTPUP seeks to accomplish this purpose by providing an incentive in addition to current compensation to certain individuals within designated classes of employees of Allianz Life who contribute significantly to their company’s long-term performance. Such incentive shall be in the form of Long-Term Performance Units ("ALTPUP Units"), which are contingent awards, subject to the terms, conditions and restrictions described in the ALTPUP and the Award Agreement under which such awards are made, by which participants in the ALTPUP may become entitled to receive cash on the payment date for redemption of the ALTPUP Units valued on the valuation date. The award of ALTPUP Units is discretionary and any payments from the ALTPUP are intended to:
•	reward the performance of participants who have made significant contributions to the achievement of their company’s annual goals and objectives,
•	provide an incentive that will encourage future superior individual performance, and
•	encourage the retention of employees who have demonstrated exceptional performance and/or are anticipated to significantly contribute to the long-term success of their company.
The Compensation Committee (and, with respect to those NEOs that are “principal officers” for purposes of the NEC Committee’s duties, the NEC Committee with final approval of Allianz Life’s Board of Directors) reviewed the performance of our NEOs following the end of our 2019 fiscal year relative to the ALTPUP.
Targeted levels of bonus awards made pursuant to the ALTPUP for our NEOs were established by the Compensation Committee (or, in the case of those NEOs that are “principal officers” for purposes of the NEC Committee’s duties, the NEC Committee with final approval of Allianz Life’s Board) based on a number of factors related to the performance of Allianz Life and Allianz Life of New York, and the performance of the NEO. Maximum bonus awards made to our NEOs pursuant to the ALTPUP are set to two times the target amount for each NEO. See footnote (2) to the Summary Compensation Table for the specific amounts awarded to each NEO for the year ended December 31, 2019.
Our Chief Executive Officer receives cash awards pursuant to the terms of the Allianz SE Mid-Term Bonus Plan instead of the ALTPUP. The Allianz SE Mid-Term Bonus Plan will provide a final award in respect of business performance in 2019. The minimum payout is zero and the maximum payout is 165% of the target amount. Target award amounts generally focus on performance of Allianz Life and Allianz Life of New York, including the growth and operating profit and achievement of goals set by Allianz Life. At the end of 2021, the 2019 performance of Allianz Life will be assessed, along with relevant company comparisons. Proposed incentive awards are endorsed by the Allianz SE Board of Management and approved by the respective Compensation Committee and by the NEC Committee for final approval by Allianz Life’s Board. The award in respect of 2019 performance will be the final award under the Mid-Term Bonus Plan.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

AEI
The AEI is (a) one part of the variable compensation element for senior executives and provided under the Allianz Sustained Performance Plan (“ASPP”) or (b) offered by Allianz Life to selected senior employees as an additional part of their variable compensation on a case by case basis. The AEI is granted in the form of restricted stock units of Allianz SE (“RSUs”). See the discussion regarding material terms of grants under the AEI under Performance – Based Incentive Compensation Plans, below.
Benefit Perquisites
Allianz Life provides our NEOs with certain limited perquisites. All of our employees, including our NEOs, may participate in the qualified 401(k) plan. Allianz Life and Allianz Life of New York generally provide our executive officers, including our NEOs, with a matching contribution up to $21,000 annually. In addition, Allianz Life and Allianz Life of New York provide excess liability insurance coverage to all of our NEOs and provide financial planning and tax preparation services, relocation reimbursements and reimbursements of spousal travel expenses to certain of our NEOs. The incremental costs of perquisites for the NEOs during 2019 are included in the column entitled “All Other Compensation” in the Summary Compensation Table included in this section. Allianz Life’s offer letter with our Senior Vice President, Chief Growth Officer, Jasmine M. Jirele included a retention bonus arrangement related to her onboarding. The retention bonus payments will be paid through 2022 so long as she remains employed with Allianz Life, and the arrangement requires repayment of certain amounts if Ms. Jirele voluntarily terminates her employment within a certain period.
Severance Arrangements
Allianz Life has entered into an Executive Severance Agreement with our Director, President and Chief Executive Officer, Walter R. White, which is described in the “Allianz Life Executive Severance Agreement” discussion later in this section. We have not entered into any other specific severance agreements with any of our NEOs.
The remainder of our NEOs are eligible for severance payments under the Executive Severance Plan if they experience a qualifying termination of employment and otherwise satisfy the conditions set forth in the plan.
Other than the Executive Severance Plan, which is described later in this section, our NEOs (except for Walter R. White) are not eligible for severance payments. Certain of our executive officers receive offer letters which set forth the terms relating to base salary, sign-on incentives and equity compensation. However, Allianz Life does not view these offer letters as employment agreements as each offer letter states that employment with Allianz Life is “at will.”
Other Compensation Policies
Tax and Accounting Implications
Stock-Based Compensation. Stock-based compensation, comprised of Allianz SE restricted stock units (RSUs) granted pursuant to the AEI, are accounted for in accordance with the requirements of Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718. The fair value of the RSUs at grant is the arithmetic average of the closing prices of an Allianz SE share in the electronic cash market trading system Xetra (or any successor system) on that day and the nine immediately preceding trading days, less the present value of dividends expected to be paid on one Allianz SE share over the vesting period, and less the fair value of payout restrictions deriving from the vesting period and the payout cap.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Summary Compensation Table
The following table sets forth the compensation paid by Allianz Life for the year ended December 31, 2019 to our NEOs. The executive compensation information in this prospectus is shown for a one-year period, in accordance with Regulation S-K Item 402, Instruction 1 to Item 402(c).
Name and Principal Position (a)	Year (b)	Salary (c)	Bonus (d)(1)	Stock Awards (e)(2)	Non-Equity Incentive Plan Compensation (g)(3),(4)	All Other Compensation (i)(5)	Total (j)
Walter R. White President and Chief Executive Officer	2019	$865,100	N/A	$1,081,375	$2,162,750	$26,266	$4,135,491
William E. Gaumond Senior Vice President, Chief Financial Officer and Treasurer	2019	$455,228	N/A	$345,518	$618,655	$22,140	$1,441,541
Jasmine M. Jirele Senior Vice President, Chief Growth Officer	2019	$440,750	$200,000	$334,529	$598,979	$19,122	$1,593,381
Neil H. McKay Senior Vice President, Chief Actuary	2019	$500,000	N/A	$376,500	$676,500	$30,521	$1,583,521
Catherine A. Mahone Senior Vice President, Chief Administrative Officer	2019	$425,000	N/A	$299,625	$554,625	$21,609	$1,300,859
(1)	A retention bonus of $800,000 will be paid over four years in increments of $200,000 with the first payment paid in March 2019 and the final payment in 2022 so long as Ms. Jirele remains employed by Allianz Life.
(2)	Represents the grant date fair value of the RSUs issued pursuant to the AEI. The RSUs vest over a four-year period. The RSUs issued in 2020 for the 2019 performance year have a March 2024 exercise date. The grant price of the RSUs was the arithmetic average of the closing prices of an Allianz SE share in the electronic cash market trading system Xetra (or any successor system) on the date of grant and the nine immediately preceding trading days, less the present value of dividends expected to be paid on one Allianz SE share over the vesting period, and less the fair value of the payout restrictions deriving from the vesting period and the payout cap. These numbers show the amount realized for financial reporting purposes as calculated in accordance with the FASB ASC Topic 718. Under FASB ASC Topic 718, the grant date fair value is calculated using the closing market price of the common stock of Allianz SE on the date of grant, which is then recognized over the requisite service period of the award.
(3)	Includes the following payments and grants made pursuant to the AIP and the ALTPUP.

Name	Year	Payments made pursuant to the AIP	Grants made pursuant to the ALTPUP
Walter R. White	2019	$1,081,375	$1,081,375
William E. Gaumond	2019	$345,518	$273,137
Jasmine M. Jirele	2019	$334,529	$264,450
Neil H. McKay	2019	$376,500	$300,000
Catherine A. Mahone	2019	$299,625	$255,000
(4)	Walter R. White, as President and Chief Executive Officer, participates in the global Allianz SE Mid-Term Bonus Program rather than the ALTPUP.
(5)	The following table provides additional details regarding compensation found in the “All Other Compensation” column.

Name	Year	Spousal Travel(6)	Milestone/ Anniversary/ Recognition(7)	Life Insurance Premiums	Employer Match to 401(k) Plan	ASAAP Contribution(8)	Total
Walter R. White	2019	$4,351	--	$915	$21,000	--	$26,266
William E. Gaumond	2019	--	$489	$651	$19,000	$2,000	$22,140
Jasmine M. Jirele	2019	$2,392	--	$409	$16,321	--	$19,122
Neil H. McKay	2019	$8,789	--	$732	$21,000	--	$30,521
Catherine A. Mahone	2019	--	--	$609	$21,000	--	$21,609
(6)	Represents reimbursement or payments made to defray the costs of a spouse’s travel.
(7)	Represents Milestone Anniversary Program, which pays a bonus at three and five year anniversaries, and then every five years thereafter.
(8)	Represents company matching contribution to the Allianz Supplemental Asset Accumulation Plan for deferrals in excess of IRS compensation limit.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Performance-Based Incentive Compensation Plans
AIP
The AIP is intended to provide an incentive that will encourage superior individual performance and encourage retention of employees who have demonstrated exceptional performance or who are anticipated to significantly contribute to the long-term success of Allianz Life. The AIP seeks to accomplish this purpose by providing a bonus opportunity to eligible employees who have made significant contributions during the plan year to the achievement of annual goals and objectives. The guidelines for target awards are meant to be illustrative of competitive market bonuses for similar job levels in the marketplace. While the target awards may be used for illustrative, budget planning or distribution scenarios, all bonus awards are discretionary and are in no way guaranteed.
The Compensation Committee or other duly authorized committee determines allocation of bonus awards to employees. With respect to “principal officers” for purposes of the NEC Committee’s duties, the NEC Committee recommends to Allianz Life’s Board of Directors awards for final approval.
ALTPUP
In order to be eligible for ALTPUP awards, individuals must be nominated by the business unit and approved by the Compensation Committee and with respect to “principal officers” for purposes of the NEC Committee’s duties, by the NEC Committee with final approval by the Board. Receipt of an ALTPUP award one year is not a guarantee that an ALTPUP award will be granted in subsequent years. The ALTPUP incentive is in the form of ALTPUP Units, which have a target value of $10. The threshold value is $5 and the maximum value is $20. ALTPUP award periods are three years, with one-third of the ALTPUP Units paying out each year over the three-year award period. The valuation date is December 31 at the end of each performance year, unless the Compensation Committee in its discretion selects an earlier date.
Allianz SE Mid-Term Bonus Plan
Our Chief Executive Officer receives cash awards pursuant to the terms of the Allianz SE Mid-Term Bonus Plan instead of the ALTPUP. The Allianz SE Mid-Term Bonus Plan will provide a final award in respect of business performance in 2019. The minimum payout is zero and the maximum payout is 165% of the target amount. Target award amounts generally focus on company performance, including growth and operating profit and achievement of goals set by Allianz Life. At the end of 2021, the 2019 performance of Allianz Life will be assessed, along with relevant company comparisons. Proposed incentive awards are endorsed by the Allianz SE Board of Management and by the NEC Committee for final approval by the Board. The award in respect of 2019 performance will be the final award under the Mid-Term Bonus Plan.
AEI
The AEI is designed to recognize the participant’s continuous employment with Allianz Life over the relevant period and shall be an incentive to continue in employment. Grants under the AEI will generally only be made if the participant is employed with Allianz Life at the date of grant. Payments will be made only if the participant remains employed with Allianz Life during the vesting period of the RSU, or leaves employment under circumstances set out in the AEI, including after retirement or early retirement eligibility, disability, or under certain other circumstances. The securities issuable under the AEI are RSUs. An RSU constitutes the right to receipt of the market value of Allianz SE common stock at the time of exercise. This amount will be paid in cash. RSUs are subject to a four-year vesting period. At the end of the four-year period, the RSUs are exercised uniformly for all participants, provided they remain employed by Allianz Life or terminate after retirement or early retirement eligibility, or under certain other circumstances. Vesting and exercise may accelerate if a participant leaves employment under other “good leaver” circumstances set forth in the AEI. The grant at fair value cannot be greater than 165% of a participant’s target amount. The maximum value of an exercise is an increase of 200% over the grant value (i.e., 300% of the grant value).

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Grants of Plan-Based Awards
The following table provides additional information about plan-based compensation disclosed in the Summary Compensation Table. This table includes both equity and non-equity awards granted for the year ended December 31, 2019.
Name (a)	Grant Date (b)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1),(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3),(4)
		Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold ($) (f)	Target ($) (g)	Maximum ($) (h)
Walter R. White	3/6/2020
RSUs (under AEI)					$0	$865,100	$4,282,245
AIP Award		$0	$865,100	$1,427,415
Midterm Bonus Plan		$0	$865,100	$1,427,415
William E. Gaumond	3/6/2020
RSUs (under AEI)					$0	$273,137	$1,352,027
AIP Award		$0	$273,137	$546,274
ALTPUP Award		$0	$273,137	$546,274
Jasmine M. Jirele	3/6/2020
RSUs (under AEI)					$0	$264,450	$1,309,028
AIP Award		$0	$264,450	$528,900
ALTPUP Award		$0	$264,450	$528,900
Neil H. McKay	3/6/2020
RSUs (under AEI)					$0	$300,000	$1,485,000
AIP Award		$0	$300,000	$600,000
ALTPUP Award		$0	$300,000	$600,000
Catherine A. Mahone	3/6/2020
RSUs (under AEI)					$0	$255,000	$1,262,250
AIP Award		$0	$255,000	$510,000
ALTPUP Award		$0	$255,000	$510,000
(1)	The target and maximum columns show the target award and maximum award for 2019 for each NEO under the AIP. There is no threshold amount for any participant in the AIP. The actual 2019 awards granted to the NEOs are listed in the Non-Equity Incentive Compensation column of the Summary Compensation Table. AIP target and maximum awards are a pre-designated percentage of base salary determined at the executive’s level.
(2)	The target and maximum columns show the target award and maximum award for 2019 for each NEO under the ALTPUP. Under the ALTPUP, all awards are discretionary. To the extent that awards are made, the minimum amount of an award will equal at least 50% of the target amount as determined by the Compensation Committee (or with respect to “principal officers” for purposes of the NEC Committee’s duties, the NEC Committee with final approval of the Board). The actual 2019 awards granted to the NEOs are listed in the Non-Equity Incentive Compensation column of the Summary Compensation Table. ALTPUP target and maximum awards are a pre-designated percentage of base salary determined at the executive’s level.
(3)	RSUs have a vesting schedule as disclosed in the footnotes to the Summary Compensation Table. See “Outstanding Equity Awards at December 31, 2019” for disclosure regarding the number of RSUs that are unvested as of December 31, 2019.
(4)	The target and maximum columns show the target award and maximum award for 2019 for each NEO under the AEI. There is no threshold amount for any participant in the AEI. The actual 2019 awards granted to the NEOs are listed in the Stock Awards column of the Summary Compensation Table.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Outstanding Equity Awards at December 31, 2019
The following table sets forth the outstanding equity awards at the December 31, 2019 fiscal year-end. The table shows RSUs granted pursuant to the AEI.
Name (a)	RSUs
	Number of RSUs That Have Not Vested (g)(1),(2)	Market Value of RSUs That Have Not Vested (h)(3)
Walter R. White
	10,097	$2,493,757
	8,161	$2,015,604
	7,030	$1,736,269
	5,239	$1,293,928
William E. Gaumond
	721	$178,073
	1,452	$358,615
	2,039	$503,592
	1,538	$379,855
Jasmine M. Jirele
	0	$0
	0	$0
	0	$0
	1,467	$362,320
Neil H. McKay
	3,536	$873,321
	2,550	$629,799
	2,203	$544,097
	1,731	$427,522
Catherine A. Mahone
	2,320	$572,994
	1,928	$476,177
	1,750	$432,215
	1,370	$338,363
(1)	Represents unvested RSUs issued pursuant to the AEI. RSUs issued under the AEI during 2019 are subject to a four-year vesting period from the grant date. At the end of the respective vesting period, the RSUs are exercised uniformly for all participants, provided they remain employed by Allianz Life or terminate after retirement or early retirement eligibility, or under certain other circumstances. Vesting and exercise may accelerate if a participant leaves employment under other “good leaver” circumstances set forth in the AEI.
(2)	For each of the NEOs, the number of RSUs listed on the first line were exercised in 2020, the RSUs listed on the second line will exercise in 2021, the RSUs listed on the third line will exercise in 2022, and the RSUs listed on the fourth line will exercise in 2023.
(3)	Based on an assumed stock price of $246.98 per share, which was the arithmetic average of the closing prices of an Allianz SE share in the electronic cash market trading system Xetra (or any successor system) on December 31, 2019 and the nine immediately preceding trading days, converted from Euros into U.S. dollars.
Allianz SE Option Exercises and Stock Grants Vested in 2019
The following table summarizes the value received from Allianz SE stock grants vested during the year ended December 31, 2019.
Name	Stock Awards
	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Walter R. White	6,364	$1,399,326
William E. Gaumond	679	$149,300
Jasmine M. Jirele	-	$0
Neil H. McKay	2,586	$568,614
Catherine A. Mahone	1,774	$390,070
(1)	Represents Allianz SE RSUs that were exercised during 2019 pursuant to the AEI. Amounts realized were paid in cash.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Allianz Life Executive Severance Agreement
Allianz Life entered into an Executive Severance Agreement with our Chief Executive Officer, Walter R. White, with an expiration date of December 31, 2020. The severance arrangements for Mr. White are prescribed by the Executive Severance Agreement.
Pursuant to the Executive Severance Agreement, Mr. White is entitled to a lump sum cash payment upon separation of $1,730,200 in the event he is terminated without “cause” as defined in the Executive Severance Agreement. In addition, pursuant to the Executive Severance Agreement, Mr. White is also bound by other restrictive covenants, including covenants relating to confidentiality and non-disparagement. Mr. White would also be entitled to continuation of medical and dental coverage at the employee premium rates for a period of 18 months following termination if Mr. White timely elects continuation and pays the required premiums.
The remainder of our NEOs are eligible for severance payments under the Executive Severance Plan if they experience a qualifying termination of employment and otherwise satisfy the conditions set forth in the applicable plan. The terms of this plan are set forth below.
Executive Severance Plan
Executive officers who have the title of Senior Vice President or above and report directly to a senior executive officer at a specific level are eligible to receive severance benefits under the Executive Severance Plan if they experience a qualifying termination of employment and otherwise satisfy the conditions set forth in the plan. The purpose of the Executive Severance Plan is to provide severance benefits to executive officers whose employment is involuntarily terminated in a qualifying termination of employment in order to assist with job transition. Pursuant to the Executive Severance Plan, eligible executive officers who are involuntarily terminated in a qualifying termination of employment will receive a lump sum cash payment equal to one and one-half times their “annual base pay” in effect at the time of termination. Annual base pay, for purposes of this agreement, equals base salary and excludes special payments, such as bonuses, expense reimbursements, living or other allowances. Eligible executive officers would also be entitled to continuation of medical and dental coverage at employee premium rates for a period of 18 months following termination, if the executive officer timely elects continuation coverage and pays the required premiums.
The following table shows the lump sum payments that would have been payable to each of our NEOs had they been terminated on December 31, 2019 and been eligible for severance payments pursuant to the Executive Severance Plan.
NEOs	Lump Sum Payment
Walter R. White	N/A(1)
William E. Gaumond	$682,842
Jasmine M. Jirele	$661,125
Neil H. McKay	$750,000
Catherine A. Mahone	$637,500
(1)	Mr. White is not eligible to receive payments pursuant to the Executive Severance Plan. See “Allianz Life Executive Severance Agreement” for information regarding severance payments that Mr. White is eligible to receive upon termination of service.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Director Compensation
The following table provides information on compensation paid to the directors of Allianz Life for the year ended December 31, 2019.
Name	Fees Earned or Paid in Cash ($)(1)	Total ($)
(a)	(b)	(h)
Jacqueline Hunt(2) Chair of the Board	N/A	N/A
Walter R. White(3) President and Chief Executive Officer	N/A	N/A
William E. Gaumond(3) Senior Vice President, Chief Financial Officer and Treasurer	N/A	N/A
Anna Sophie Herken(3) Non-Independent Director	N/A	N/A
Ronald M. Clark Independent Director	$40,000	$40,000
Kevin E. Walker Independent Director	$40,000	$40,000
Udo Frank Independent Director	$55,000	$55,000
(1)	Represents cash compensation provided to our independent directors for the year ended December 31, 2019.
(2)	Mses. Hunt and Herken did not receive any compensation for their services as directors since they are not independent directors.
(3)	As employee directors, Messrs. White and Gaumond do not receive any compensation for their service as directors. The compensation Messrs. White and Gaumond received as executive officers of Allianz Life is disclosed in the Summary Compensation Table as set forth herein.
Security Ownership of Certain Beneficial Owners and Management
We are an indirect wholly owned subsidiary of Allianz SE. Allianz SE’s principal executive offices are located at Königinstrasse 28, 80802 Munich, Germany. As of March 31, 2020, the directors and executive officers of Allianz Life held less than 1% of Allianz SE’s ordinary shares issued and outstanding.
Transactions with Related Persons, Promoters and Certain Control Persons
We are a wholly owned subsidiary of AZOA, which is a wholly owned subsidiary of Allianz Europe, B.V. Allianz Europe, B.V. is a wholly owned subsidiary of Allianz SE, our ultimate parent, which is registered in Munich, Germany.
Business and Operational Risks Relevant to the Contract
As an insurance company, a number of risks may affect our business. However, because the Contract (and any other insurance contract that we offer) is a regulated insurance product, as opposed to an investment in our business, many of the risks that may be relevant to an investor in our business are unlikely to be relevant to you. The risks described below are only those business and operational risks that are likely to be relevant to you as a purchaser of the Contract.
Risks Primarily Related to Our Financial Strength and Claims-Paying Ability
We make Annuity Payments and apply Credits for this Contract from our general account. We also pay benefits for other insurance contracts from our general account, and our general account is subject to claims by our creditors. Our ability to make payments from our general account is subject to our financial strength and claims-paying ability. The following risks relate to circumstances and events that may negatively affect our general account and, in turn, our financial strength and claims-paying ability.
Financial losses may threaten our financial strength and claims-paying ability.
As an Owner of the Contract, you do not share in the profits and losses generated by our business. However, if we were to experience significant losses, we might not have sufficient assets in our general account to satisfy all of our financial obligations under the Contract. Circumstances and events that may result in financial losses include, but are not necessarily

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

limited to, the circumstances and events listed below. We cannot predict what specific impact that any of these circumstances or events may ultimately have on our financial strength or claims-paying ability.
•	Difficult Economic Conditions. Our financial condition is materially affected by conditions in the global capital markets and the economy generally. During an economic downturn, the demand for our financial insurance products and services could be adversely affected. In addition, an economic downturn could cause the number and amount of surrenders and withdrawals under our insurance products to increase significantly, and owners of our insurance products may choose to defer making purchase payments or paying insurance premiums or stop them altogether.
•	Unfavorable Interest Rate Environments. During periods of declining interest rates, we may experience financial losses as the spread between interest rates that we credit to customers under our insurance products and returns on our investments tighten. During periods of increasing interest rates, we may experience financial losses due to increases in surrenders and withdrawals under our insurance products as our customers choose to forgo insurance protection in favor of potentially higher returns. Although we take measures to manage economic risks associated with different interest rate environments, we may not be able to fully mitigate those risks.
•	Losses on Fixed Maturity Investments. Our fixed maturity investments are subject to interest rate risk and credit risk. Interest rate risk refers to how the values of our fixed maturity investments fluctuate in response to changes in market interest rates. Increases and decreases in prevailing interest rates generally result in decreases and increases, respectively, in the values of our fixed maturity investments. Credit risk refers to the risk that a counterparty will default on its commitments to us under a fixed maturity investment. See “Defaults by Counterparties” below.
•	Losses on Equity Investments. Our equity investments are generally valued based on quoted market prices and are subject to market risk. Market risk refers to how market prices for equity investments are subject to fluctuation. A downward fluctuation in the market price for an equity investment could result in losses upon the sale of that investment. Fluctuations in market prices may result from, among other things, actual or perceived changes in the attractiveness of specific investments or in general market conditions.
•	Losses on Real Estate Investments. A portion of our investment portfolio consists of mortgage loans and mortgage-backed securities related to commercial, agricultural and residential real estate. The value of our real estate investments may be negatively impacted by general economic conditions in the real estate sector, including supply and demand, market volatility, and interest rate fluctuations, as well as the creditworthiness of obligors.
•	Losses upon the Sale of Illiquid Investments. We hold certain investments that may lack liquidity, such as privately placed fixed maturity investments, mortgage loans, collateralized debt obligations, commercial mortgage-backed securities, equity real estate and limited partnership interests. Although we seek to minimize the likelihood that we would need to sell illiquid investments, if we were required to liquidate these investments on short notice, we may have difficulty doing so and may be forced to sell them for less than their fair value.
•	Loss of Market Share to Competitors. There is strong competition among insurers, banks, brokerage firms and other financial institutions and providers seeking clients for the types of products and services that we provide. A loss of market share to our competitors could result in financial losses to our business. Our ability to successfully compete is dependent on numerous factors, some of which include the successful implementation of our business strategy, our financial strength, the attractiveness of our products and services, our relationships with distributors, and our reputation. Our ability to compete may also be hindered if our competitors obtain or seek to enforce intellectual property rights against us, or if we are otherwise precluded from offering products or services that are in demand. Our ability to compete may also be hindered if we are not able to protect or enforce our own intellectual property rights.
•	Defaults by Counterparties. Third-parties that owe us money, securities, or other assets may not fulfill their obligations to us. These parties may include issuers of investments that we may hold, borrowers under loans that we may hold or extend, counterparties under swap and other derivative contracts and other third-parties (e.g., customers, trading counterparties, brokers, dealers, banks, investment funds, clearing agents, exchanges and clearing houses). In addition, with respect to secured transactions, the risk of default may be exacerbated when the collateral held by us cannot be liquidated or is liquidated at a price that is not sufficient to cover the full amount owed to us. A party may default on its obligations for a variety of reasons, including bankruptcy, lack of liquidity, downturns in the economy or real estate market and operational failure. General economic conditions and trends may also result in increased defaults.
•	Impairments of Other Financial Institutions. We routinely execute transactions with counterparties in the financial services industry, including brokers, dealers, commercial banks, investment banks, insurers, reinsurers and other investment and financial institutions. A disruption to, or decline in the financial condition of, such financial institutions may expose us to financial losses.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

•	Payments through Guaranty Associations. When an insurance company becomes insolvent, state insurance guaranty associations have the right to assess other insurance companies doing business in their state for funds to pay obligations to policyholders of the insolvent company, up to the state-specified limit of coverage. The future failure of a large life, health or annuity insurer could trigger assessments which we would be obligated to pay. Further, amounts for historical insolvencies may be assessed over many years, and there can be significant uncertainty around the total obligation for a given insolvency.
•	Ineffectiveness of Risk Management Policies. Our risk management policies and procedures intended to identify, monitor and manage economic risks may not be fully effective at mitigating our risk exposure in all market environments or against all types of risk. This could cause us to incur investment losses or cause our hedging and other risk management strategies to be ineffective.
Changes in applicable law may negatively affect our financial strength and claims-paying ability.
We are subject to detailed and comprehensive regulation and supervision in all the jurisdictions in which we operate. Our operations, products and services are subject to varying state and federal laws. In addition, our operations, products and services are regulated by various regulatory authorities and self-regulatory authorities including state insurance departments, state securities administrators, state banking authorities, the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Internal Revenue Service, the Department of Labor, and the U.S. Commodity Futures Trading Commission.
Changes to federal and state laws and regulations may materially affect the way in which we conduct our business. We are faced with significant challenges due to the fact that our regulatory environment is evolving rapidly. Federal and state governments, including federal and state regulatory authorities, have become increasingly active in the regulation of the businesses in which we engage. In addition, federal and state regulatory authorities are assuming active, and in some cases increasingly aggressive, roles in interpreting and enforcing laws and regulations related to our business. We cannot predict the potential effects that any new laws or regulations, changes in existing laws or regulations, or the interpretation or enforcement of laws or regulations may have on our business, but such changes may negatively affect our financial strength and claims-paying ability.
The Securities and Exchange Commission has recently adopted new rules (i) imposing a “best interest” standard of care on broker-dealers making recommendations to their customers and (ii) requiring broker-dealers and investment advisers to provide a written summary of the relationship between a broker-dealer or investment adviser, as applicable, and its customer. These new rules become effective on June 30, 2020. It is unclear whether or to what extent these rules could affect broker-dealers’ willingness to recommend our registered annuity products. These rules could increase our overall compliance costs and could also increase our exposure to legal claims in certain circumstances, including an increased risk of regulatory enforcement actions or potentially private claims.
There is also a possibility that various states may adopt laws raising the standard of care owed by broker-dealers, investment advisers, or insurance agents to their customers. For example, the National Association of Insurance Commissioners (“NAIC”) has been working towards the adoption of revisions to the NAIC’s Suitability in Annuity Transactions Model Regulation that would impose a requirement that any recommendation of an annuity product be in the consumer’s best interest. As a result, as this or similar changes are adopted by our state regulator(s) and made applicable to us or the third-party firms that distribute our products, they could have an adverse impact on our business.
Our reserves could be inadequate due to differences between our actual experience and management’s estimates and assumptions.
We establish and carry reserves to pay future benefits and claims of policyholders. Our reserve are calculated based on a number of estimates and assumptions, including estimates and assumptions related to future mortality, morbidity, interest rates, future equity performance, reinvestment rates, persistency, claims experience, and policyholder elections (i.e., the exercise or non-exercise of policy benefits). The assumptions and estimates used in connection with the reserve estimation process are inherently uncertain, involve the exercise of significant judgment and reflect evolving information. For example, the current rates of mortality and morbidity may continue to improve in the future due to medical and technological advancements that result in policyholders living longer than anticipated. We periodically review the adequacy of reserves and the underlying assumptions and make adjustments when appropriate. We cannot, however, determine with precision the amounts that we will pay for, or the timing of payment of, actual benefits and claims or whether the assets supporting the policy liabilities will grow to the level assumed prior to payment of benefits or claims. If actual results differ significantly from our estimates and assumptions, our claim costs could increase significantly and our

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

reserves could be inadequate. If so, we will be required to increase reserves or accelerate amortization of deferred acquisition costs. However, we cannot be certain that our reserves will ultimately be sufficient to pay future benefits and claims of policyholders.
The amount of statutory capital that we must hold to meet our statutory capital requirements can vary significantly from time to time.
Statutory accounting standards and capital and reserve requirements are prescribed by the applicable state insurance regulators and the NAIC. State insurance regulators have established regulations that govern reserving requirements and provide minimum capitalization requirements based on risk-based capital (“RBC”) ratios for life insurance companies. In any particular year, statutory surplus amounts and RBC ratios may increase or decrease depending on a variety of factors, including but not limited to, the amount of statutory income or losses that we generate, changes in reserves, the amount of additional capital that we must hold to support business growth, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio, changes in interest rates, and changes to existing RBC formulas. Additionally, state insurance regulators have significant leeway in interpreting existing regulations, which could further impact the amount of statutory capital or reserves that we must maintain. There can be no assurance that we will be able to maintain our current RBC ratio in the future or that our RBC ratio will not fall to a level that could have a material adverse effect on our business. If we are unable to maintain minimum capitalization requirements, our business may be subject to significant increases in supervision and control by state insurance regulators.
Litigation and regulatory proceedings may negatively affect our financial strength and claims-paying ability.
We have been named as defendants in lawsuits (both class actions and individual lawsuits) and have been involved in various regulatory investigations and examinations, and we may be involved in more in the future. These actions arise in various contexts, including in connection with our activities as an insurer, securities issuer, employer, investment adviser, investor and taxpayer. Lawsuits and regulatory proceedings may involve significant amounts of damages (including punitive damages) or fines that we must pay, and certain regulatory authorities involved in regulatory proceedings have substantial power over our business operations. An adverse outcome in any lawsuit or regulatory proceeding that results in significant financial losses or operational burdens may negatively affect our financial strength and claims-paying ability.
Reinsurance may not be available or affordable, or may not be adequate to protect against harm to our financial strength and claims-paying ability.
As part of our overall risk management strategy, we purchase reinsurance for certain risks underwritten by our various business segments. While reinsurance agreements generally bind the reinsurer for the life of the business reinsured at generally fixed pricing, market conditions beyond our control can determine the availability and cost of the reinsurance protection for new business. If we are unable to purchase the desired amount of reinsurance protection on acceptable terms, our risk of loss may increase. As our risk of loss increases, so does the risk that we may not be able to meet our financial obligations.
Our hedging programs may be inadequate to protect against harm to our financial strength and claims-paying ability.
Certain types of insurance and investment products that we offer expose us to risks associated with fluctuations in financial markets. Although we use hedging techniques to manage risks associated with our insurance guarantees, increased volatility in the financial markets and unanticipated policyholder behavior may increase the cost of these hedges and/or negatively affect our ability to hedge certain risks. We may lose money on the derivatives that we hold as part of our hedging programs or otherwise. Ultimately, our hedging programs may be inadequate to protect us against the full extent of the exposure or losses we seek to mitigate, which in turn may negatively impact our financial strength and claims-paying ability.
Downgrades and potential downgrades to our claims-paying and financial strength ratings may signal a higher risk that we may be unable to meet our financial obligations, and may themselves negatively affect our financial strength and claims-paying ability.
Our claims-paying and financial strength ratings, which various ratings organizations publish as measures of an insurance company's ability to meet policyholder obligations, are important to maintaining public confidence in Allianz Life and our products, and the ability to market our products and services. A downgrade or an announced potential downgrade in our claims-paying and financial strength ratings may reflect an increased risk that we may not be able to meet our financial

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

obligations. Any such downgrade or potential downgrade may itself harm our financial strength and claims-paying ability by causing financial losses to our business. Such losses may be the result of:
•	reductions in new sales of insurance products, annuities and other investment products;
•	increases in our cost of capital or limitations on our access to sources of capital;
•	harm to our relationships with distributors and sales specialists;
•	material increases in the number or amount of surrenders and withdrawals under our insurance products;
•	pressure on us to reduce prices or increase crediting rates for many of our insurance products; and
•	harm to our ability to obtain reinsurance or obtain reasonable pricing for reinsurance.
Similarly, downgrades or announced potential downgrades in the financial strength ratings of the financial institutions with which we do business may adversely impact our business operations and may cause financial losses to our business.
Risks Primarily Related to Our Business Operations
Breaches of security, or interference with our technology infrastructure, could harm our business.
Our business relies on technology systems and networks, including systems and networks managed by third parties to process, transmit and store information, and to conduct business activities and transactions with clients, distributors, vendors, and other third parties. We are also subject to certain federal and state regulations that require us to establish and maintain policies and procedures designed to protect sensitive client information. Maintaining the integrity of our systems is critical to the success of our business operations, including the retention of clients, and to the protection of our clients’ personal information. To date, we have not identified any material breaches or interference with our systems and networks; however, we routinely encounter and address such threats, including an increasing frequency of phishing scams, introductions of malware and unauthorized payment requests. Any such breaches or interference by third parties or by our employees that may in the future occur could have a material adverse impact on our business operations and our financial condition.
We have implemented and maintain security measures designed to protect against breaches of security and other interference with systems and networks resulting from attacks by third parties, including hackers, and from employee error or malfeasance. We also require third party vendors who, in the provision of services to us, are provided with or process information pertaining to our business or our clients to meet certain information security standards. Changes in our technology platforms, such as an evolution to accommodate mobile computing, may also require corresponding changes in our systems, networks and data security measures. In addition, the increasing reliance on technology systems and networks and the occurrence and potential adverse impact of attacks on such systems and networks, both generally and in the financial services industry, have enhanced government and regulatory scrutiny of the measures taken by companies to protect against cyber-security threats. As these threats, and government and regulatory oversight of associated risks, continue to evolve, we may be required to expend additional resources to enhance or expand upon the security measures we currently maintain.
Despite the measures we have taken and may in the future take to address and mitigate these risks, we cannot ensure that our systems and networks will not be subject to breaches or interference. Any such event may result in operational disruptions as well as unauthorized access to or the disclosure or loss of our proprietary information or our clients’ personal information, which in turn may result in legal claims, regulatory scrutiny and liability, reputational damage, the incurrence of costs to eliminate or mitigate further exposure, the loss of clients or other damage to our business. Any such event may interfere with, impede or cause delays in our calculation of values, processing of transactions and making of payments under the Contract. In addition, the trend toward broad consumer and general public notification of such incidents could exacerbate the harm to our business operations and our financial condition. Even if we successfully protected our technology infrastructure and the confidentiality of sensitive data, we may incur significant expenses in responding to any such attacks as well as the adoption and maintenance of appropriate security measures. We could also suffer harm to our business and reputation if attempted security breaches are publicized. We cannot be certain that advances in criminal capabilities, discovery of new vulnerabilities, attempts to exploit vulnerabilities in our systems, data thefts, physical system or network break-ins or inappropriate access, or other developments will not compromise or breach the technology or other security measures protecting our networks and systems used in connection with our products and services.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

The failure to protect our clients’ confidential information and privacy could adversely affect our business.
A number of our businesses are subject to privacy regulations and confidentiality obligations, including the Gramm-Leach-Bliley Act and state privacy laws and regulations. We also have contractual obligations to protect certain confidential information we obtain from our existing vendors and clients. These obligations generally include protecting such confidential information in the same manner and to the same extent as we protect our own confidential information. The actions we take to protect confidential information vary by business segment and may include, among other things:
•	training and educating our employees regarding our obligations relating to confidential information;
•	monitoring changes in state or federal privacy and compliance requirements;
•	drafting appropriate contractual provisions into any contract that raises proprietary and confidentiality issues;
•	maintaining secure storage facilities for tangible records;
•	limiting access to electronic information; and
•	in the event of a security breach, providing credit monitoring or other services to affected customers.
In addition, we must develop, implement and maintain a comprehensive written information security program with appropriate administrative, technical and physical safeguards to protect such confidential information. If we do not properly comply with privacy regulations and protect confidential information, we could experience adverse consequences, including regulatory sanctions, such as penalties, fines and loss of license, as well as loss of reputation and possible litigation. This could have an adverse impact on our Company’s reputation and business results.
Protection from system interruptions and operating errors is important to our business. If we were to experience a sustained interruption to our telecommunications or data processing systems or other failure in operational execution could harm our business operations and our business results.
Operating errors and system or network interruptions could delay and disrupt our ability to develop, deliver or maintain our products and services, causing harm to our business and reputation and resulting in loss of customers or revenue. Operating errors and system or network interruptions may also interfere with, impede or cause delays in our calculation of values, processing of transactions and making of payments under the Contract. Interruptions could be caused by operational failures arising from employee error or malfeasance, interference by third parties (including hackers and other cyber-attacks), implementation of new technology, and maintenance of existing technology. Our financial, accounting, data processing or other operating systems and facilities may fail to operate or report data properly, experience connectivity disruptions or otherwise become disabled as a result of events that are wholly or partially beyond our control, adversely affecting our ability to process transactions or provide products and services to customers. The cause of these interruptions can include fires, floods, earthquakes and other natural disasters, power losses, equipment failures, attacks by third parties, failures of internal or vendor software or systems and other events beyond our control.
In addition, we rely on third party service providers and vendors for certain communications, technology and business functions and face the risk of operational failure (including, without limitation, failure caused by an inaccuracy, untimeliness or other deficiency in data reporting), termination or capacity constraints of any of the clearing agents, exchanges, clearing houses or other third party service providers that we use to facilitate or are component providers to our transactions and other product manufacturing and distribution activities. These risks are heightened by the evolution in the financial markets of increasingly sophisticated products, by business-driven hedging, by compliance issues and by other risk management or investment or by financial management strategies. Any such failure, termination or constraint could adversely impact our ability to implement transactions, service our clients, manage our exposure to risk or otherwise achieve desired outcomes.
The occurrence of natural or man-made disasters and catastrophes could adversely affect our business operations and our business results.
The occurrence of natural or man-made disasters and catastrophes, including acts of terrorism, public health crises (e.g. COVID-19), industrial accident, blackout, cyber-attack, computer virus, insider threat, insurrections and military actions, unanticipated problems with our disaster recovery systems, or a support failure from external providers, could adversely affect our business operations and our business results, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. Such disasters and catastrophes may damage our facilities, preventing our employees from performing their roles or otherwise disturbing our ordinary business operations, and by impacting claims. Such disasters and catastrophes may also impact us indirectly by changing the condition and behaviors of our customers, business counterparties and regulators, as well as by causing declines or volatility in the economic and financial markets.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Inadequate or failed processes or systems, human factors or external events may adversely affect our profitability, reputation or operational effectiveness.
Operational risk is inherent in our business and can manifest itself in various ways, including business interruption, poor vendor performance, information systems malfunctions or failures, regulatory breaches, human errors, employee misconduct, and external fraud. These events can potentially result in financial loss, harm to our reputation and/or hinder our operational effectiveness. Management attempts to control these risks and keep operational risk at low levels by maintaining a sound and well controlled environment in light of the characteristics of our business, markets and regulatory environment in which we operate. Notwithstanding these measures, operational risk is part of the business environment in which we operate, and we may experience operational disruptions and incur losses from time to time due to these types or risks.

14.  Financial Statements
The financial statements of the subaccounts of Allianz Life Variable Account B as of and for the years or periods ended December 31, 2019 and 2018, included or incorporated by reference in Part C of the Registration Statement filed with the SEC on Form N-4 have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, as set forth in their respective report thereon appearing elsewhere herein, and in reliance upon such report given on the authority of such firm as experts in accounting and auditing.
The statutory statements of admitted assets, liabilities, and capital and surplus of Allianz Life Insurance Company of North America as of December 31, 2019 and 2018, as well as the related statutory statements of operations, capital and surplus and cash flow for the years ended December 31, 2019 and 2018, included in Appendix I of this prospectus, have been audited by PwC, an independent auditor, as set forth in their respective report thereon appearing elsewhere herein, and in reliance upon such report given on the authority of said firm as experts in accounting and auditing.
The statutory statements of operations, capital and surplus and cash flow for the year ended December 31, 2017 included in Appendix I of this prospectus, have been audited by KPMG LLP (“KPMG”), an independent auditor, as set forth in their respective report thereon appearing elsewhere herein, and in reliance upon such report given on the authority of said firm as experts in accounting and auditing.
Auditor Update
European regulations that go into effect in 2021 required Allianz SE, Allianz Life’s indirect parent, to change auditors. Allianz Life conducted a “request for proposal” process with three major accounting firms for the annual independent audits of Allianz Life and its subsidiaries and its registered variable accounts.
On May 23, 2017, Allianz Life’s Board of Directors approved a decision to change independent auditors. On the same day, the Board appointed PwC as Allianz Life’s new independent audit firm to audit Allianz Life’s statutory financial statements and as Allianz Life’s new independent registered public accounting firm to audit the variable account financial statements beginning for the fiscal year 2018.
After the issuance of the audits report for the period ended December 31, 2017, the Allianz Life Board of Directors dismissed KPMG as its independent auditors for the statutory financial statements and as its independent registered public accounting firm for the U.S. GAAP variable account financial statements. The reports of KPMG on Allianz Life’s statutory financial statements for 2017 contained an opinion stating that in all material respects, the statutory financials were in accordance with statutory accounting practices prescribed or permitted by the Minnesota Department of Commerce and were not qualified or modified as to uncertainty, audit scope or statutory accounting principles.
For the 2017 fiscal year or any subsequent interim periods through the dates of KPMG’s 2017 reports on Allianz Life’s statutory financial statements, there were: (i) no disagreements between Allianz Life and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.
Allianz Life provided KPMG with a copy of this disclosure, or similar disclosure, before its first filing with the SEC in 2018 and requested that KPMG provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of this letter is filed as Exhibit 99 to Allianz Life’s registration statement numbers 333-217303, 333-213125, 333-215103, and 333-222817 on Form S-1.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

Prior to engaging PwC’s engagement, which began in 2019, we did not consult with PwC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Allianz Life’s statutory and variable account financial statements, and PwC did not provide either a written report or oral advice to Allianz Life that was an important factor considered by Allianz Life in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

15.  Privacy Notice
Allianz Life Insurance Company of North America
PO Box 1344
Minneapolis, MN 55440-1344
800.328.5600
Your privacy is a high priority for Allianz (“we” or “our”). This Privacy Notice outlines our principles for collecting, using and protecting information that we maintain about you. This Privacy Notice is also displayed on our website at www.allianzlife.com.
Information about you that Allianz collects
We collect information about you so that we can process the insurance transactions you request and administer or service your policy. We also collect information to inform you of new products and services and to engage in studies or research relating to our business. We limit the information collected to what is needed for our business purposes. We may collect your information from the following sources.
•	From you, either directly or through our financial professionals. This may include information provided on your insurance application or other forms you may complete. The information we collect includes, but is not limited to, your name, social security number, address, telephone number and e-mail address.
•	From others, through the process of issuing a policy or handling a claim. This may include information from consumer reporting agencies and medical or accident reports.
•	From your doctor or during a home visit by a health care professional. This may include your health records gathered with your written consent.
•	From your relationship with us. For example, this may include the number of years you have been a customer or the types of products you have purchased.
•	From data brokers that collect publicly available information about you. This includes household information, financial transactions, and social media activity.
Information about you that Allianz shares
We do not share information about current or former customers with anyone, except as allowed by law. “Allowed by law” means that we may share the information we collect about you as follows.
•	With people and entities when we have your consent to share your information.
•	With our affiliates and other third parties in order to process your application, or administer or service your policy.
•	With consumer reporting agencies to obtain a medical report, credit report, or motor vehicle report. These reports are used to decide eligibility for a policy or to process transactions you request.
•	With our financial professionals so that they can service your policy. They may also inform you of other Allianz products and services that may be of interest to you.
•	With health care providers in order to process your claim.
•	As required or otherwise permitted by law. This may include sharing information with state insurance agencies, law enforcement, and other government officials. We may also share your information to respond to subpoenas, court orders and other legal requests.
•	With research groups to conduct studies on our business to improve the products and services we offer.
•	To inform you of products and services that may be of interest to you. These communications may be made by us, our financial professionals, or through third parties.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

•	With our affiliates so they can market their products and services to you. State insurance laws do not allow you to restrict this disclosure.
Allianz does not sell your information to anyone
We do not sell your information to anyone for their own marketing purposes. For this reason, we are not required to obtain your “opt in election,” “opt out election” or authorization.
Allianz policies and practices regarding security of your information
We limit access to your information to those employees, affiliates, and service providers who need it for our business purposes. We protect your information using safeguards that comply with applicable federal and state law. This includes measures that are administrative, physical, and technical in nature. We use reasonable measures to secure our websites and protect the information that may be shared over these sites.
Your ability to access and correct your information
You have the right to access and obtain a copy of your information. This does not include the right to access and copy your information related to a claim or civil or criminal proceeding. You may also write to us and ask about disclosure(s) of your information made within the last two (2) years. If you wish to review your information, please write us at:
Allianz Life Insurance Company of North America
Attn: Privacy Office
PO Box 1344
Minneapolis, MN 55440-1344
Please provide your full name, address and policy number(s) in your written request. For your protection, please have your request notarized. We reserve the right to ask for additional verification of your identity.
Within 30 working days of our receipt of your written request, you may see and get a copy of your information in person. If you prefer, we will send you a copy of your information. If medical information is contained in your file, we may request that you name a medical professional to whom we will send your information.
If you believe any of your information is incorrect, you may write to us at the address above. Within 30 working days, we will let you know if our review has resulted in a correction of your information. If we do not agree there is an error, you may file a statement disputing our finding. We will attach the statement to your file. We will send any corrections we make, or your statement, to anyone we shared your information with over the past two years, and to anyone who may receive your information from us in the future. We do not control the information about you obtained from a consumer reporting agency or a Department of Motor Vehicles. We will provide you with the names and addresses of these agencies so you can contact them directly.
Notification of change
Your trust is one of our most important assets. If we revise our privacy practices in the future, we will notify you prior to implementing any changes.
For more information or if you have questions
If you have any questions or concerns about our privacy practices, please call the Corporate Compliance Privacy Office at 800.328.5600, contact us via the secured website, or write us at:
Allianz Life Insurance Company of North America
Attn: Privacy Office
PO Box 1344
Minneapolis, MN 55440-1344
This Privacy Notice is being provided on behalf of the following companies:
•	Allianz Life Insurance Company of North America
•	Allianz Life Financial Services, LLC
M40018 (R-09/2019)

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

16.  Table of Contents of the Form N-4 SAI
Allianz Life as Custodian	3
Legal Opinions	3
Distributor	3
Administrative Service Fees	3
Federal Tax Status	4
Annuity Contracts in General	4
Taxation of Annuities in General	4
Qualified Contracts	4
Purchasing a Qualified Contract	6
Distributions-Qualified Contracts	6
Distributions-Non-Qualified Contracts	9
Required Distributions	9
Diversification	10
Owner Control	10
Contracts Owned by Non-Individuals	10
Annuity Purchases by Nonresident Aliens and Foreign Corporations	10
Income Tax Withholding	10
Multiple Contracts	11
Partial 1035 Exchanges	11
Assignments, Pledges and Gratuitous Transfers	11
Death Benefits	11
Spousal Continuation and the Federal Defense of Marriage Act (DOMA)	11
Federal Estate Taxes	12
Generation-Skipping Transfer Tax	12
Foreign Tax Credits	12
Possible Tax Law Changes	12
Annuity Payments	13
Annuity Payment Options	13
Appendix A – Death of the Owner and/or Annuitant	14
Appendix B – Previous Versions of the Income Benefit Supplement	16

–

Appendix A – Available Indexes
S&P 500® Index
The S&P 500® Index is comprised of 500 stocks representing major U.S. industrial sectors.
S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”). This trademark has been licensed for use by S&P Dow Jones Indices LLC. S&P marks are trademarks of S&P. These trademarks have been sublicensed for certain purposes by Allianz Life Insurance Company of North America (“Allianz”). The S&P 500® Index (“the Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by Allianz.
Allianz products are not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the Allianz products or any member of the public regarding the advisability of investments generally or in Allianz products particularly or the ability of the Index and Average to track general market performance. S&P Dow Jones Indices’ only relationship to Allianz with respect to the Index and Average is the licensing of the Index and Average and certain trademarks, service marks, and/or trade names of S&P Dow Jones Indices and/or its third-party licensors. The Index and Average are determined, composed, and calculated by S&P Dow Jones Indices without regard to Allianz or the products. S&P Dow Jones Indices have no obligation to take the needs of Allianz or the owners of the products into consideration in determining, composing, or calculating the Index and Average. S&P Dow Jones Indices are not responsible for and have not participated in the design, development, pricing, and operation of the products, including the calculation of any interest payments or any other values credited to the products. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing, or trading of products. There is no assurance that investment products based on the Index and Average will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC and its subsidiaries are not investment advisors. Inclusion of a security or futures contract within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security or futures contract, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to products currently being issued by Allianz, but which may be similar to and competitive with Allianz products. In addition, CME Group Inc., an indirect minority owner of S&P Dow Jones Indices LLC, and its affiliates may trade financial products which are linked to the performance of the Index and Average. It is possible that this trading activity will affect the value of the products.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, AND/OR THE COMPLETENESS OF THE INDEX AND AVERAGE OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ALLIANZ, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX AND AVERAGE OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND ALLIANZ OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Russell 2000® Index
The Russell 2000® Index is an equity index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not affect the performance and characteristics of the true small-cap index.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020
Appendix A

The Russell 2000® Index (the “Index”) is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by Allianz Life Insurance Company of North America (“Allianz”). Allianz products are not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which the Allianz product is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the Allianz product. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Allianz or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.
Nasdaq-100® Index
The NASDAQ-100 Index® includes 100 of the largest domestic and international non-financial securities listed on The NASDAQ Stock Market® based on market capitalization.
The Product(s) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations' only relationship to Allianz Life Insurance Company of North America (“Licensee”) is in the licensing of the NASDAQ®, and Nasdaq-100 Index® registered trademarks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by NASDAQ without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices of, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
EURO STOXX 50®
The EURO STOXX 50®, Europe's leading blue-chip index for the Eurozone, provides a blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 11 Eurozone countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.
STOXX Limited, Deutsche Börse Group and their licensors, research partners or data providers have no relationship to Allianz Life Insurance Company of North America (“Allianz”), other than the licensing of the EURO STOXX 50® and the related trademarks for use in connection with Allianz products.
STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not:
•	sponsor, endorse, sell or promote Allianz products.
•	recommend that any person invest in Allianz products or any other securities.
•	have any responsibility or liability for or make any decisions about the timing, amount or pricing of Allianz products.
•	have any responsibility or liability for the administration, management or marketing of Allianz products.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020
Appendix A

•	consider the needs of Allianz products or the owners of Allianz products in determining, composing or calculating the EURO STOXX 50 or have any obligation to do so.
STOXX, Deutsche Börse Group and their licensors, research partners or data providers give no warranty, and exclude any liability (whether in negligence or otherwise), in connection with the Allianz products or their performance.
STOXX does not assume any contractual relationship with the purchasers of Allianz products or any other third parties.
Specifically,
•	STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not give any warranty, express or implied, and exclude any liability about:
•	The results to be obtained by Allianz products, the owner of Allianz products or any other person in connection with the use of the EURO STOXX 50 and the data included in the EURO STOXX 50;
•	The accuracy, timeliness, and completeness of the EURO STOXX 50 and its data;
•	The merchantability and the fitness for a particular purpose or use of the EURO STOXX 50 and its data;
•	The performance of Allianz products generally;
•	STOXX, Deutsche Börse Group and their licensors, research partners or data providers give no warranty and exclude any liability, for any errors, omissions or interruptions in the EURO STOXX 50 or its data;
•	Under no circumstances will STOXX, Deutsche Börse Group or their licensors, research partners or data providers be liable (whether in negligence or otherwise) for any lost profits or indirect, punitive, special or consequential damages or losses, arising as a result of such errors, omissions or interruptions in the EURO STOXX 50 or its data or generally in relation to Allianz products, even in circumstances where STOXX, Deutsche Börse Group or their licensors, research partners or data providers are aware that such loss or damage may occur.
The licensing Agreement between Allianz and STOXX is solely for their benefit and not for the benefit of the owners of Allianz products or any other third parties.
iShares® MSCI Emerging Markets ETF
The iShares® MSCI Emerging Markets ETF distributed by BlackRock Investments, LLC. iShares®, BLACKROCK®, and the corresponding logos are registered trademarks of BlackRock, Inc. and its affiliates (“BlackRock”) and are used under license. These trademarks have been licensed for certain purposes by Allianz Life Insurance Company of North America ("Allianz") and its wholly-owned subsidiaries. Products offered by Allianz or its wholly-owned subsidiaries are not sponsored, endorsed, sold or promoted by BlackRock, and purchasers of such products do not acquire any interest in the iShares® MSCI Emerging Markets ETF nor enter into any relationship of any kind with BlackRock. BlackRock makes no representations or warranties, express or implied, to the owners of any products offered by Allianz or its wholly-owned subsidiaries, or any member of the public regarding the advisability of purchasing a product from Allianz or its wholly-owned subsidiaries. BlackRock has no obligation or liability for any errors, omissions, interruptions or use of the iShares MSCI Emerging Markets ETF or any data related thereto, or with the operation, marketing, trading or sale of any products or services offered by Allianz and its wholly-owned subsidiaries.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020
Appendix A

Appendix B – Daily Adjustment
Generally
We designed the Daily Adjustment to provide an Index Option Value for each Index Option with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy on Business Days other than the Term Start Date or the Term End Date. The Daily Adjustment approximates the Index Option Value that will be available on the Term End Date. It is the estimated present value of the future Performance Credit that we will apply on the Term End Date. The Daily Adjustment takes into account:
(i)	any Index gains during the Term subject to the Precision Rate or Cap,
(ii)	either any Index losses greater than the Buffer or Index losses down to the Floor, and
(iii)	the number of days until the Term End Date.
The Daily Adjustment formula has two primary components, (i) the change in Proxy Value and (ii) accumulated proxy interest, which are added together and then multiplied by the Index Option Base. We designed the Daily Adjustment to estimate the present value of positive or negative Performance Credits that will be available on the Term End Date taking into account any applicable Precision Rate, Cap, Buffer, or Floor. You should note that even if your selected Index(es) experience positive growth, the Daily Adjustments may be negative because of other market conditions, such as the expected volatility of Index prices and interest rates. Therefore, the Daily Adjustment could result in a loss beyond the protection of the Buffer or Floor. The Daily Adjustment for 3-year Term Index Options may be more negatively impacted by increases in the expected volatility of Index prices than 1-year Term Index Options due the difference in Term length. Also, the risk of a negative Daily Adjustment is greater for 3-year Term Index Options than 1-year Term Index Options because the Buffer is exposed to a longer time period. The impact of the Cap and Buffer on the Daily Adjustment for a 1-year Term Index Option is greater than it is for a 3-year Term Index Option because we apply the Cap and Buffer for the entire Term length, and the Term length is shorter for a 1-year Term.
Daily Adjustment Formula
The formula for the calculation of the Daily Adjustment is as follows:
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base
Where:
(a)	change in Proxy Value = (current Proxy Value – beginning Proxy Value)
(b)	proxy interest = beginning Proxy Value x (1 – time remaining during the Term)
Calculating Change in Proxy Value
The change in Proxy Value represents the current hypothetical value of the Proxy Investment (current Proxy Value), less the cost of the Proxy Investment on the Term Start Date (beginning Proxy Value).
The current Proxy Value is the Proxy Value calculated on the same day as the Daily Adjustment. The beginning Proxy Value is the Proxy Value calculated on the Term Start Date.
The Proxy Value is calculated differently for each Crediting Method.
For the Index Precision Strategy, the Proxy Value involves tracking two hypothetical derivatives and is calculated using the following formula:
[Precision Rate x (at-the-money binary call)] – (out-of-the-money put)
With respect to our Proxy Value formula, we designed the at-the-money binary call to value the potential for gains equal to the Precision Rate if on the Term End Date, the Index Value is greater than or equal to the Index Value on the Term Start Date, and the out-of-the-money put to value the potential for Index losses greater than the Buffer for the Index Precision Strategy. It is important to note that the out-of-the-money put will almost always reduce the Daily Adjustment, even when the current Index price on a Business Day is higher than the Index Value on the Term Start Date. This is because the risk that the Index Value could be lower on the Term End Date is present to some extent whether or not the current Index price on a Business Day is lower than the Index Value on the Term Start Date.
For the Index Guard Strategy, the Proxy Value involves tracking four hypothetical derivatives and is calculated using the following formula:
Proxy Value = (at-the-money call) – (out-of-the-money call) – (at-the-money put) + (out-of-the-money put)

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020
Appendix B

With respect to our Proxy Value formula, we designed the at-the-money call and out-of-the-money call to value the potential for Index gains up to the Cap and the at-the-money put to value the potential for Index losses, but add back the out-of-money put to mimic the protection of the Floor for the Index Guard Strategy. It is important to note that the at-the-money put will almost always reduce the Daily Adjustment, even when the current Index price on a Business Day is higher than the Index Value on the Term Start Date. It is also important to note that the out-of-money put will almost always reduce, and never exceed, the negative impact of the at-the-money put for the Index Guard Strategy.
For the Index Performance Strategy, the Proxy Value involves tracking three hypothetical derivatives and is calculated using the following formula:
Proxy Value = (at-the-money call) – (out-of-the-money call) – (out-of-the-money put)
With respect to our Proxy Value formula, we designed the at-the-money call and out-of-the-money call to value the potential for Index gains up to the Cap, and the out-of-the-money put to value the potential for Index losses greater than the Buffer for the Index Performance Strategy. Similar to the Index Precision Strategy, it is important to note that the out-of-the-money put will almost always reduce the Daily Adjustment, even when the current Index price on a Business Day is higher than the Index Value on the Term Start Date. This is because the risk that the Index Value could be lower on the Term End Date is present to some extent whether or not the current Index price on a Business Day is lower than the Index Value on the Term Start Date. For purposes of the Proxy Value formula the value of the out-of-the-money call will be zero if a 3-year Term Index Option is uncapped.
Calculating Proxy Interest
The proxy interest is an amount of interest that is earned to provide compensation for the cost of the Proxy Investment on the Term Start Date. The proxy interest is approximated by the value of amortizing the cost of the Proxy Investment over the Term to zero. The formula for proxy interest involves the calculation of (i) the beginning Proxy Value (the formula for which varies depending on the Crediting Method, as previously discussed) and (ii) the time remaining during a Term. The time remaining during a Term is equal to the number of days remaining in the Term divided by the Term length. The Term length is 365 days for a 1-year Term, and it is 1,095 days for a 3-year Term. The proxy interest may be significantly different from current interest rates available on interest bearing investments.
Additional Information
You can find a more detailed explanation of the calculation of the Proxy Value, including examples, at Exhibit 99(b) of the Form S-1 Registration Statement filed with the SEC, of which this prospectus is a part. This Exhibit is incorporated by reference into this prospectus. You can obtain a copy of this Exhibit by calling (800) 624-0197, or visiting our website at www.allianzlife.com.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020
Appendix B

Appendix C – Historical Buffers, Floors, and Initial DPSCS, Precision Rates, and Caps
[Appendix C to be updated by amendment prior to effectiveness]
• The iShares® MSCI Emerging Markets ETF first became available to newly issued Contract on April 29, 2019, and became available to existing Contracts on the first Index Anniversary that occurred on or after August 20, 2019. For more information, please see Appendix H.
• The Index Performance Strategy 3-year Term Index Options were not available before May 1, 2020. Therefore, no Buffers or Caps for these Index Options are included here.
This information regarding the Buffers, Floors and initial and renewal DPSCs, Precision Rates, and Caps is for historical purposes only; it is not a representation as to future Buffers, Floors, DPSCs, Precision Rates, or Caps. DPSCs, Precision Rates, and Caps may change frequently, and may vary substantially based on market conditions.
Index Protection Strategy with DPSC
Following are the highest and lowest initial and renewal DPSCs offered for Index Effective Date periods occurring within each calendar year during August 20, 2018 (the date the Contracts were first issued) through January 6, 2020.
Index Effective Dates: 8/20/2018 – 1/1/2019
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®		iShares® MSCI Emerging Markets ETF
DPSCs	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial DPSCs	4.10%	5.40%	4.20%	5.50%	4.20%	5.50%	5.40%	7.10%	NA	NA
1st Anniversary Renewal DPSCs	4.20%	5.20%	4.30%	5.30%	4.20%	5.30%	5.50%	6.90%	4.60%	5.60%
Index Effective Dates: 1/2/2019 – 1/6/2020
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®		iShares® MSCI Emerging Markets ETF
DPSCs	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial DPSCs[1]	3.80%	5.90%	3.90%	5.90%	3.80%	5.90%	4.70%	7.50%	4.00%	5.80%
1	The initial DPSCs for the iShares® MSCI Emerging Markets ETF are for a partial period of April 29, 2019 through January 6, 2020.
Index Protection Strategy with Cap
Following are the highest and lowest initial and renewal Caps offered for Index Effective Date periods occurring within each calendar during August 20, 2018 (the date the Contracts were first issued) through January 6, 2020.
Index Effective Dates: 8/20/2018 – 1/1/2019
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®		iShares® MSCI Emerging Markets ETF
Caps	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial Caps	4.50%	6.00%	4.75%	6.25%	4.50%	6.00%	7.00%	10.75%	NA	NA
1st Anniversary Renewal Caps	4.75%	5.75%	4.75%	5.75%	4.50%	5.50%	7.75%	10.25%	4.50%	5.75%
Index Effective Dates: 1/2/2019 – 1/6/2020
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®		iShares® MSCI Emerging Markets ETF
Caps	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial Caps[1]	4.25%	7.00%	4.25%	6.75%	4.00%	6.75%	5.75%	13.75%	4.25%	6.25%
1	The initial Caps for the iShares® MSCI Emerging Markets ETF are for a partial period of April 29, 2019 through January 6, 2020.
Index Precision Strategy
Following are the highest and lowest initial and renewal Precision Rates offered for Index Effective Date periods occurring within each calendar year during August 20, 2018 (the date the Contracts were first issued) through January 6, 2020. During the periods shown below, the Buffer was 10.00% for each Index.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020
Appendix C

Index Effective Dates: 8/20/2018 – 1/1/2019
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®		iShares® MSCI Emerging Markets ETF
Precision Rates	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial Precision Rates	8.00%	10.20%	8.60%	11.00%	9.50%	12.10%	11.70%	13.80%	NA	NA
1st Anniversary Renewal Precision Rates	7.80%	10.40%	9.10%	11.50%	8.90%	11.30%	11.40%	13.10%	10.40%	12.30%
Index Effective Dates: 1/2/2019 – 1/6/2020
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®		iShares® MSCI Emerging Markets ETF
Precision Rates	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial Precision Rates[1]	8.70%	11.30%	9.90%	11.60%	9.70%	13.40%	11.70%	14.20%	10.90%	12.30%
1	The initial Precision Rates for the iShares® MSCI Emerging Markets ETF are for a partial period of April 29, 2019 through January 6, 2020.
Index Guard Strategy
Following are the highest and lowest initial and renewal Caps offered for Index Effective Date periods occurring within each calendar year during August 20, 2018 (the date the Contracts were first issued) through January 6, 2020. During the periods shown below, the Floor was -10.00% for each Index.
Index Effective Dates: 8/20/2018 – 1/1/2019
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®		iShares® MSCI Emerging Markets ETF
Caps	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial Caps	10.25%	12.50%	10.50%	12.75%	10.25%	12.50%	22.00%	25.50%	NA	NA
1st Anniversary Renewal Caps	11.25%	13.75%	12.00%	14.00%	10.75%	12.75%	24.50%	26.00%	13.75%	16.00%
Index Effective Dates: 1/2/2019 – 1/6/2020
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®		iShares® MSCI Emerging Markets ETF
Caps	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial Caps[1]	12.75%	15.25%	12.75%	14.50%	11.25%	13.50%	24.50%	28.00%	14.50%	16.75%
1	The initial Caps for the iShares® MSCI Emerging Markets ETF are for a partial period of April 29, 2019 through January 6, 2020.
Index Performance Strategy
Following are the highest and lowest initial and renewal Caps offered for Index Effective Date periods occurring within each calendar year during August 20, 2018 (the date the Contracts were first issued), through January 6, 2020. During the periods shown below, the Buffer was 10.00% for each Index.
Index Effective Dates: 8/20/2018 – 1/1/2019
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®		iShares® MSCI Emerging Markets ETF
Caps	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial Caps	14.00%	16.25%	14.25%	16.00%	14.75%	17.00%	24.00%	27.50%	NA	NA
1st Anniversary Renewal Caps	13.25%	16.00%	14.00%	17.75%	13.25%	16.50%	26.50%	28.00%	16.75%	23.00%
Index Effective Dates: 1/2/2019 – 1/6/2020
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®		iShares® MSCI Emerging Markets ETF
Caps	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial Caps[1]	14.25%	17.25%	15.00%	17.75%	14.25%	18.50%	26.50%	29.00%	19.00%	23.00%
1	The initial Caps for the iShares® MSCI Emerging Markets ETF are for a partial period of April 29, 2019 through January 6, 2020.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020
Appendix C

Appendix D – Historical Index Option Performance Information
The Index Performance Strategy with the S&P 500® Index and 3-year Term was not available before May 1, 2020. Therefore, no performance for this Index Option will be included here until after May 1, 2023. For more information, please see Appendix H.
The following historical information, based on historical DPSCs, Precision Rates, Caps, Buffers, and Floors, show how actual movements in the external Index Returns impacted actual Credits. They show the lowest and highest actual annual Index Returns for each time period, and the corresponding Credits received for these Index Returns. No single Crediting Method or Index Option consistently delivers the most return under all market conditions. Past performance does not guaranteed future results. This historical information shows the returns for Contracts with Index Effective Date periods occurring within the first year that each Crediting Method was available using the S&P 500® Index.
Index Protection Strategy with DPSC AND the S&P 500® Index
Index Effective Date	8/20/2018- 9/4/2018	9/5/2018- 10/1/2018	10/2/2018- 11/5/2018	11/6/2018- 12/3/2018	12/4/2018- 1/1/2019
Initial DPSC	4.10%	5.00%	5.00%	5.10%	5.40%
1st Index Year Index Return	-0.95% to 3.70%	0.54% to 4.18%	-1.23% to 14.32%	9.64% to 19.03%	15.28% to 37.10%
1st Index Anniversary Credit	0% or 4.10%	5.00%	0% or 5.00%	5.10%	5.40%
Index Protection Strategy with Cap AND the S&P 500® Index
Index Effective Date	8/20/2018- 9/4/2018	9/5/2018- 10/1/2018	10/2/2018- 11/5/2018	11/6/2018- 12/3/2018	12/4/2018- 1/1/2019
Initial Cap	4.50%	5.75%	5.75%	5.75%	6.00%
1st Index Year Index Return	-0.95% to 3.70%	0.54% to 4.18%	-1.23% to 14.32%	9.64% to 19.03%	15.28% to 37.10%
1st Index Anniversary Credit	0% or 3.70%	0.54% to 4.18%	0% or 5.75%	5.75%	6.00%
Index Precision Strategy with the S&P 500® Index
The Buffer was 10% for all time periods. For Index Anniversaries with a range of Credits, any positive Credit cannot be less than the stated positive number.

Index Effective Date	8/20/2018- 9/4/2018	9/5/2018- 10/1/2018	10/2/2018- 11/5/2018	11/6/2018- 12/3/2018	12/4/2018- 1/1/2019
Initial Precision Rate	8.00%	8.20%	8.50%	8.90%	10.20%
1st Index Year Index Return	-0.95% to 3.70%	0.54% to 4.18%	-1.23% to 14.32%	9.64% to 19.03%	15.28% to 37.10%
1st Index Anniversary Credit	0% or 8.00%	8.20%	0% or 8.50%	8.90%	10.20%
Index Guard Strategy with the S&P 500® Index
The Floor was -10% for all time periods

Index Effective Date	8/20/2018- 9/4/2018	9/5/2018- 10/1/2018	10/2/2018- 11/5/2018	11/6/2018- 12/3/2018	12/4/2018- 1/1/2019
Initial Cap	10.25%	12.00%	11.50%	11.50%	12.50%
1st Index Year Index Return	-0.95% to 3.70%	0.54% to 4.18%	-1.23% to 14.32%	9.64% to 19.03%	15.28% to 37.10%
1st Index Anniversary Credit	-0.95% to 3.70%	0.54% to 4.18%	-1.23% to 11.50%	9.64% to 11.50%	12.50%

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020
Appendix D

Index Performance Strategy with the S&P 500® Index
The Buffer was 10% for all time periods.

Index Effective Date	8/20/2018- 9/4/2018	9/5/2018- 10/1/2018	10/2/2018- 11/5/2018	11/6/2018- 12/3/2018	12/4/2018- 1/1/2019
Initial Cap	14.00%	15.25%	15.00%	15.25%	16.25%
1st Index Year Index Return	-0.95% to 3.70%	0.54% to 4.18%	-1.23% to 14.32%	9.64% to 19.03%	15.28% to 37.10%
1st Index Anniversary Credit	0% to 3.70%	0.54% to 4.18%	0% to 14.32%	9.64% to 15.25%	15.28% to 16.25%

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020
Appendix D

Appendix E – Annual Contract Fees Calculation Examples
Please note that these examples may differ from your actual results due to rounding.
Assuming You Purchase a Contract with the Traditional Death Benefit
You purchase a Contract with the Traditional Death Benefit and your Contract automatically includes the Income Benefit. On the Quarterly Contract Anniversary your total annual Contract fees are 1.95% (1.25% product fee and a 0.70% rider fee for the Income Benefit) and your Contract Value and Charge Base are $100,000. This Contract Value includes any gains or losses on the AZL Government Money Market Fund (if applicable) and any Daily Adjustments or Credits on the Index Options. During the quarter you make no additional Purchase Payments and take no withdrawals. We calculate the daily Contract fee amount for this quarter as follows:
(the Charge Base) x (total annual Contract fees ÷ 365) = daily Contract fee amount, or: $100,000 x (1.95% ÷ 365) = $5.34
If there are 89 days in the current quarter (which includes the next Quarterly Contract Anniversary), then the total quarterly Contract fees are:
(number of days in the current quarter) x (daily Contract fee amount), or: 89 x $5.34 = $475.48
On the next Quarterly Contract Anniversary we would deduct $475.48 from the Contract Value. We first account for any gains/losses on the AZL Government Money Market Fund (if applicable) and add any Daily Adjustments or Credits to the Index Option Values, then process any additional Purchase Payments and withdrawals, including deduction of the total quarterly Contract fees. We then set the Charge Base equal to this new Contract Value. If the Contract Value at the end of the day on the Quarterly Contract Anniversary after all processing is $101,250 we would begin computing the daily Contract fees for the next quarter on the next day as:
(the Charge Base) x (total annual Contract fees ÷ 365) = daily Contract fee amount, or: $101,250 x (1.95% ÷ 365) = $5.41
If you make an additional Purchase Payment of $15,000 on the 43rd day of the next quarter, your Charge Base would increase by the amount of the payment to $116,250 ($101,250 + $15,000). We would then use this new Charge Base to begin computing the daily Contract fees for the remainder of the quarter on the next day as:
(the Charge Base) x (total annual Contract fees ÷ 365) = daily Contract fee amount, or: $116,250 x (1.95% ÷ 365) = $6.21
If there are 92 days in the current quarter (which includes the next Quarterly Contract Anniversary), then the total quarterly Contract fees are:
(number of days in the current quarter) x (daily Contract fee amount), or:
(43 x $5.41) + (49 x $6.21) = $232.60+ $304.32 = $536.92
On the next Quarterly Contract Anniversary we would deduct $536.92 from the Contract Value after we account for any gains/losses on the AZL Government Money Market Fund (if applicable) and add any Daily Adjustments or Credits to the Index Option Values. We would then process any additional Purchase Payments and any other withdrawals and set the Charge Base equal to this new Contract Value and begin computing the daily Contract fees for the next quarter on the next day.
Assuming You Purchase a Contract with the Maximum Anniversary Value Death Benefit
You purchase a Contract with the Maximum Anniversary Value Death Benefit and your Contract automatically includes the Income Benefit. On the Quarterly Contract Anniversary your total annual Contract fees are 2.15% (1.25% product fee, 0.70% rider fee for the Income Benefit, and a 0.20% rider fee for the Maximum Anniversary Value Death Benefit) and your Contract Value and Charge Base are $100,000. This Contract Value includes any gains or losses on the AZL Government Money Market Fund (if applicable) and any Daily Adjustments or Credits on the Index Options. During the quarter you make no additional Purchase Payments and take no withdrawals. We calculate the daily Contract fee amount for this quarter as follows:

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020
Appendix E

(the Charge Base) x (total annual Contract fees ÷ 365) = daily Contract fee amount, or: $100,000 x (2.15% ÷ 365) = $5.89
If there are 89 days in the current quarter (which includes the next Quarterly Contract Anniversary), then the total quarterly Contract fees are:
(number of days in the current quarter) x (daily Contract fee amount), or: 89 x $5.89 = $524.25
On the next Quarterly Contract Anniversary we would deduct $524.25 from the Contract Value. We first account for any gains/losses on the AZL Government Money Market Fund (if applicable) and add any Daily Adjustments or Credits to the Index Option Values, then process any additional Purchase Payments and withdrawals, including deduction of the total quarterly Contract fee. We then set the Charge Base equal to this new Contract Value. If the Contract Value at the end of the day on the Quarterly Contract Anniversary after all processing is $101,250, we would begin computing the daily Contract fees for the next quarter on the next day as:
(the Charge Base) x (total annual Contract fees ÷ 365) = daily Contract fee amount, or: $101,250 x (2.15% ÷ 365) = $5.96
If you make an additional Purchase Payment of $15,000 on the 43rd day of the next quarter, your Charge Base would increase by the amount of the payment to $116,250 ($101,250 + $15,000). We would then use this new Charge Base to begin computing the daily Contract fees for the remainder of the quarter on the next day as:
(the Charge Base) x (total annual Contract fees ÷ 365) = daily Contract fee amount, or: $116,250 x (2.15% ÷ 365) = $6.85
If there are 92 days in the current quarter (which includes the next Quarterly Contract Anniversary), then the total quarterly Contract fees are:
(number of days in the current quarter) x (daily Contract fee amount), or:
(43 x $5.96) + (49 x $6.85) = $256.45 + $335.53 = $591.98
On the next Quarterly Contract Anniversary we would deduct $591.98 from the Contract Value after we account for any gains/losses on the AZL Government Money Market Fund (if applicable) and add any Daily Adjustments or Credits to the Index Option Values. We would then process any additional Purchase Payments and any other withdrawals and set the Charge Base equal to this new Contract Value and begin computing the daily Contract fees for the next quarter on the next day.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020
Appendix E

Appendix F – Previous Versions of Income Benefit
The benefit version identifier, for example (08.18), is located in your rider.
Income Benefit (08.18) was available from August 20, 2018 to January 1, 2019. Income Benefit (08.18) had an Income Payment waiting period of one Index Year and the following table for Income Percentages and Income Percentage Increases.
Eligible Person’s Age (or younger Eligible Person’s age for joint Income Payments)	Income Percentages				Income Percentage Increases
	Level Income		Increasing Income
	Single Income Payments	Joint Income Payments	Single Income Payments	Joint Income Payments
0-50	4.00%	3.50%	3.00%	2.50%	0.25%
51	4.10%	3.60%	3.10%	2.60%	0.25%
52	4.20%	3.70%	3.20%	2.70%	0.25%
53	4.30%	3.80%	3.30%	2.80%	0.25%
54	4.40%	3.90%	3.40%	2.90%	0.25%
55	4.50%	4.00%	3.50%	3.00%	0.30%
56	4.60%	4.10%	3.60%	3.10%	0.30%
57	4.70%	4.20%	3.70%	3.20%	0.30%
58	4.80%	4.30%	3.80%	3.30%	0.30%
59	4.90%	4.40%	3.90%	3.40%	0.30%
60	5.00%	4.50%	4.00%	3.50%	0.35%
61	5.10%	4.60%	4.10%	3.60%	0.35%
62	5.20%	4.70%	4.20%	3.70%	0.35%
63	5.30%	4.80%	4.30%	3.80%	0.35%
64	5.40%	4.90%	4.40%	3.90%	0.35%
65	5.50%	5.00%	4.50%	4.00%	0.40%
66	5.60%	5.10%	4.60%	4.10%	0.40%
67	5.70%	5.20%	4.70%	4.20%	0.40%
68	5.80%	5.30%	4.80%	4.30%	0.40%
69	5.90%	5.40%	4.90%	4.40%	0.40%
70	6.00%	5.50%	5.00%	4.50%	0.45%
71	6.10%	5.60%	5.10%	4.60%	0.45%
72	6.20%	5.70%	5.20%	4.70%	0.45%
73	6.30%	5.80%	5.30%	4.80%	0.45%
74	6.40%	5.90%	5.40%	4.90%	0.45%
75	6.50%	6.00%	5.50%	5.00%	0.50%
76	6.60%	6.10%	5.60%	5.10%	0.50%
77	6.70%	6.20%	5.70%	5.20%	0.50%
78	6.80%	6.30%	5.80%	5.30%	0.50%
79	6.90%	6.40%	5.90%	5.40%	0.50%
80+	7.00%	6.50%	6.00%	5.50%	0.55%

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020
Appendix F

Income Benefit (01.19) was available from January 2, 2019 to July 1, 2019. Income Benefit (09.19) was available from September 17, 2019 through April 6, 2020. Income Benefit (01.19) and (09.19) had an Income Payment waiting period of one Index Year and the following table for Income Percentages and Income Percentage Increases.
Eligible Person’s Age (or younger Eligible Person’s age for joint Income Payments)	Income Percentages				Income Percentage Increases
	Level Income		Increasing Income
	Single Income Payments	Joint Income Payments	Single Income Payments	Joint Income Payments
0-50	4.20%	3.70%	3.20%	2.70%	0.25%
51	4.30%	3.80%	3.30%	2.80%	0.25%
52	4.40%	3.90%	3.40%	2.90%	0.25%
53	4.50%	4.00%	3.50%	3.00%	0.25%
54	4.60%	4.10%	3.60%	3.10%	0.25%
55	4.70%	4.20%	3.70%	3.20%	0.30%
56	4.80%	4.30%	3.80%	3.30%	0.30%
57	4.90%	4.40%	3.90%	3.40%	0.30%
58	5.00%	4.50%	4.00%	3.50%	0.30%
59	5.10%	4.60%	4.10%	3.60%	0.30%
60	5.20%	4.70%	4.20%	3.70%	0.35%
61	5.30%	4.80%	4.30%	3.80%	0.35%
62	5.40%	4.90%	4.40%	3.90%	0.35%
63	5.50%	5.00%	4.50%	4.00%	0.35%
64	5.60%	5.10%	4.60%	4.10%	0.35%
65	5.70%	5.20%	4.70%	4.20%	0.40%
66	5.80%	5.30%	4.80%	4.30%	0.40%
67	5.90%	5.40%	4.90%	4.40%	0.40%
68	6.00%	5.50%	5.00%	4.50%	0.40%
69	6.10%	5.60%	5.10%	4.60%	0.40%
70	6.20%	5.70%	5.20%	4.70%	0.45%
71	6.30%	5.80%	5.30%	4.80%	0.45%
72	6.40%	5.90%	5.40%	4.90%	0.45%
73	6.50%	6.00%	5.50%	5.00%	0.45%
74	6.60%	6.10%	5.60%	5.10%	0.45%
75	6.70%	6.20%	5.70%	5.20%	0.50%
76	6.80%	6.30%	5.80%	5.30%	0.50%
77	6.90%	6.40%	5.90%	5.40%	0.50%
78	7.00%	6.50%	6.00%	5.50%	0.50%
79	7.10%	6.60%	6.10%	5.60%	0.50%
80+	7.20%	6.70%	6.20%	5.70%	0.55%

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020
Appendix F

Income Benefit (07.19) was available from July 2, 2019 to September 16, 2019. Income Benefit (07.19) had an Income Payment waiting period of one Index Year and the following table for Income Percentages and Income Percentage Increases.
Eligible Person’s Age (or younger Eligible Person’s age for joint Income Payments)	Income Percentages				Income Percentage Increases
	Level Income		Increasing Income
	Single Income Payments	Joint Income Payments	Single Income Payments	Joint Income Payments
0-50	4.70%	4.20%	3.70%	3.20%	0.25%
51	4.80%	4.30%	3.80%	3.30%	0.25%
52	4.90%	4.40%	3.90%	3.40%	0.25%
53	5.00%	4.50%	4.00%	3.50%	0.25%
54	5.10%	4.60%	4.10%	3.60%	0.25%
55	5.20%	4.70%	4.20%	3.70%	0.30%
56	5.30%	4.80%	4.30%	3.80%	0.30%
57	5.40%	4.90%	4.40%	3.90%	0.30%
58	5.50%	5.00%	4.50%	4.00%	0.30%
59	5.60%	5.10%	4.60%	4.10%	0.30%
60	5.70%	5.20%	4.70%	4.20%	0.35%
61	5.80%	5.30%	4.80%	4.30%	0.35%
62	5.90%	5.40%	4.90%	4.40%	0.35%
63	6.00%	5.50%	5.00%	4.50%	0.35%
64	6.10%	5.60%	5.10%	4.60%	0.35%
65	6.20%	5.70%	5.20%	4.70%	0.40%
66	6.30%	5.80%	5.30%	4.80%	0.40%
67	6.40%	5.90%	5.40%	4.90%	0.40%
68	6.50%	6.00%	5.50%	5.00%	0.40%
69	6.60%	6.10%	5.60%	5.10%	0.40%
70	6.70%	6.20%	5.70%	5.20%	0.45%
71	6.80%	6.30%	5.80%	5.30%	0.45%
72	6.90%	6.40%	5.90%	5.40%	0.45%
73	7.00%	6.50%	6.00%	5.50%	0.45%
74	7.10%	6.60%	6.10%	5.60%	0.45%
75	7.20%	6.70%	6.20%	5.70%	0.50%
76	7.30%	6.80%	6.30%	5.80%	0.50%
77	7.40%	6.90%	6.40%	5.90%	0.50%
78	7.50%	7.00%	6.50%	6.00%	0.50%
79	7.60%	7.10%	6.60%	6.10%	0.50%
80+	7.70%	7.20%	6.70%	6.20%	0.55%

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020
Appendix F

Appendix G – Alternate Minimum Value
The Alternate Minimum Value continues to be available to Contracts issued in Pennsylvania. For all other states, the Alternate Minimum Value became unavailable to Contracts:
• issued in California, Hawaii, Indiana, Montana, Nebraska, and Rhode Island on or after January 27, 2020; and
• issued in all other states on or after November 18, 2019.
For Contracts with the Alternate Minimum Value, if you take a withdrawal (including Income Payments), annuitize the Contract, or if we pay a death benefit, each Index Option Value for each Crediting Method also includes any increase from its guaranteed minimum (Alternate Minimum Value). If you receive no Credits, or only modest Credits, over many years, the Alternate Minimum Value may be higher than the Index Option Value. However, we expect that an Alternate Minimum Value generally will not be greater than its Index Option Value.
If you take a full withdrawal, final Income Payment, annuitize the Contract, or if we pay a death benefit, we compare each Index Option Value to its Alternate Minimum Value and we increase your Index Option Value to equal the Alternate Minimum Value if it is greater. If you take a partial withdrawal or Income Payment, we compare the percentage of Index Option Value withdrawn (including any applicable withdrawal charge) with an equivalent percentage of its Alternate Minimum Value.
The Alternate Minimum Value for each of your selected Index Options is generally equal to 87.5% of the Index Option Base determined on the Term Start Date as adjusted for withdrawals and withdrawal charges taken during the current Term, plus Accumulated Alternate Interest and the Daily Adjustment (if applicable). However, for Contracts issued in Pennsylvania on or after February 24, 2020, the Alternate Minimum Value does not accrue Accumulated Alternate Interest for Index Options available with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy. Accumulated Alternate Interest is the sum of alternate interest earned for the entire time you own your Contract. For each Index Year the alternate interest is equal to either 70% or 87.5% of the Index Option Base multiplied by the alternate interest rate stated in your Contract.
We use 70% if your Contract was issued in ….	We use 87.5% if your Contract was issued in ….
• Pennsylvania from April 29, 2019 to February 21, 2020, • California and Montana on or after July 22, 2019 • New Hampshire on or after June 24, 2019 • any other state on or after April 29, 2019	• Pennsylvania before April 29, 2019, or on or after February 24, 2020, • California and Montana before July 22, 2019 • New Hampshire before June 24, 2019 • any other state before April 29, 2019
We add interest to the Accumulated Alternate Interest daily. You can find more information about the Alternate Minimum Value at Exhibit 99(a) of the Form S-1 Registration Statement filed with the SEC, of which this prospectus is a part. This information is incorporated by reference into this prospectus. You can obtain a copy of Exhibit 99(a) by calling (800) 624-0197, or visiting our website at www.allianzlife.com.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020
Appendix G

Appendix H – Material Contract Variations by state
Your Contract is subject to the law of the state in which it is issued. Some of the features of your Contract may differ from the features of a Contract issued in another state because of state-specific legal requirements. In addition, not all features and benefits are approved in all states. All material state variations in the Contract are disclosed in this Appendix. If you would like more information regarding state specific Contract provisions, you should contact your Financial Professional or contact our Service Center at the toll-free telephone number listed at the back of this prospectus.
Crediting Method and/or Index Availability Restrictions
Crediting Method / Indexes	Availability Restrictions:
iShares® MSCI Emerging Markets ETF with the Index Protection Strategy with DPSC, Index Protection Strategy with Cap, Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy	– For Contracts issued in California and Montana, these first became available to newly issued Contracts on July 22, 2019
– For Contracts issued in New Hampshire, these first became available to newly issued Contracts on June 24, 2019
– For Contracts issued in all other states, these first became available to newly issued Contracts on April 29, 2019.
– For Contracts issued before April 29, 2019, these first became available on the first Index Anniversary that occurred on or after June 3, 2019.
Index Performance Strategy with the 3-year Term	– Not available to Contracts issued in New Hampshire.
– For Contracts issued in all other states, it first became available to newly issued Contracts on May 1, 2020.
– Not currently available to inforce Contracts issued before May 1, 2020.
If a Crediting Method or Index is not available, you cannot allocate to it unless we make it available to you on a future Index Anniversary. Certain Crediting Methods and/or Indexes also may not be available from all selling firms or from all Financial Professionals. Please consult with your Financial Professional for more information.
Level Income Guarantee Payment Percentage Availability Restrictions
The Level Income Guarantee Payment Percentage first became available to Contracts issued in California, Hawaii, Indiana, Montana, Nebraska, Pennsylvania, and Rhode Island on January 27, 2020. It became available to Contracts issued in all other states on November 18, 2019. If you began Income Payments before the Level Income Guarantee Payment Percentage was added to your Contract, you will not receive the benefits associated with this feature.
Other Material State Contract Variations
ISSUE STATE	FEATURE AND BENEFITS	VARIATION
California	Eligible Person(s) and Covered Person(s) See section 2	• We do not remove a person as an Eligible Person(s) or Covered Person(s) following an assignment, ownership change, or Beneficiary change.
• If you are the sole individual Owner or a Joint Owner and select joint Income Payments, you must designate an Owner to be a Covered Person.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020
Appendix H

ISSUE STATE	FEATURE AND BENEFITS	VARIATION
California (continued)	Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2	We cannot restrict assignments or changes of ownership.
• We do not change the Determining Life (Lives) following an assignment or ownership change. If you assign the Contract and the Determining Life (Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit or Maximum Anniversary Value Death Benefit may not be available and on the Owner’s death the Beneficiary(s) will only receive the Contract Value.
• If you assign the Contract on or before the Income Benefit Date and as a result none of the Eligible Person(s) are an Owner (or Annuitant if the Owner is a non-individual), Income Payments will not be available, but the Income Benefit and its associated rider fee will continue. Your only recourse is to restore an Eligible Person as an Owner by assigning or changing ownership, or to remove the Income Benefit if you no longer want to pay the rider fee.
• If you assign the Contract after the Income Benefit Date and a Covered Person(s) who was previously an Owner no longer has that position, the Income Benefit and any Income Payments may end even if the Covered Person is still alive.
	Free Look/Right to Examine Period See section 3	For Owners age 60 or older (or Annuitants age 60 or older for non-individually owned Contracts), we are required to allocate your initial Purchase Payment to the AZL Government Money Market Fund during the 30 day free look period unless you specify otherwise on the appropriate form. If you want to immediately apply your Purchase Payment to the Index Options you must opt out of this allocation. If you do not opt out of this allocation to the AZL Government Money Market Fund your Index Effective Date cannot occur until the free look period has ended.
When the Income Benefit Ends See section 10	The Income Benefit and any Income Payments end based on the earlier of the date of death of an individual Owner (or Annuitant if the Owner is a non-individual), or last surviving Covered Person. Upon the death of an individual Owner (or Annuitant if the Owner is a non-individual), if the deceased’s spouse:
• continues the Contract, the Income Benefit and Income Payments end on the earlier of the date of death of the surviving spouse, or last surviving Covered Person.
• elects to receive payment of the death benefit, the Income Benefit ends on the Business Day we receive his or her Valid Claim.

This means if you assign the Contract after the Income Benefit Date, Income Payments may end even if the Covered Person is still alive.
Connecticut	Eligible Person(s) and Covered Person(s) See section 2	• We do not remove a person as an Eligible Person(s) or Covered Person(s) following an assignment, ownership change, or Beneficiary Change.
• If you are the sole individual Owner or a Joint Owner and select joint Income Payments, you must designate an Owner to be a Covered Person.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020
Appendix H

ISSUE STATE	FEATURE AND BENEFITS	VARIATION
Connecticut (continued)	Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2	We can only restrict assignments to settlement companies and institutional investors as described in your Contract.
• We do not change the Determining Life (Lives) following an assignment or ownership change.
• If you assign the Contract and the Determining Life (Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit or Maximum Anniversary Value Death Benefit may not be available and on the Owner’s death the Beneficiary(s) will only receive the Contract Value.
• If you assign the Contract on or before the Income Benefit Date and as a result none of the Eligible Person(s) are an Owner (or Annuitant if the Owner is a non-individual), Income Payments will not be available, but the Income Benefit and its associated rider fee will continue. Your only recourse is to restore an Eligible Person as an Owner by assigning or changing ownership, or to remove the Income Benefit if you no longer want to pay the rider fee.
• If you assign the Contract after the Income Benefit Date and a Covered Person(s) who was previously an Owner (or Annuitant if the Owner is a non-individual) no longer has that position, the Income Benefit and any Income Payments may end even if the Covered Person is still alive.
When the Income Benefit Ends See section 9	The Income Benefit and any Income Payments end based on the earlier of the date of death of an individual Owner (or Annuitant if the Owner is a non-individual), or last surviving Covered Person. Upon the death of an individual Owner (or Annuitant if the Owner is a non-individual), if the deceased’s spouse:
• continues the Contract, the Income Benefit and Income Payments end on the earlier of the date of death of the surviving spouse, or last surviving Covered Person.
• elects to receive payment of the death benefit, the Income Benefit ends on the Business Day we receive his or her Valid Claim.

This means if you assign the Contract after the Income Benefit Date, Income Payments may end even if the Covered Person is still alive.
Florida	Withdrawal Charges See Fee Tables and section 6	The total withdrawal charge on a partial or full withdrawal cannot be greater than 10% of the Contract Value withdrawn.
Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2	We cannot restrict assignments or changes of ownership.
• We do not change the Determining Life (Lives) following an assignment or ownership change. If you assign the Contract and the Determining Life (Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit or Maximum Anniversary Value Death Benefit may not be available and on the Owner’s death the Beneficiary(s) will only receive the Contract Value.
	Purchase Requirements See section 3	We can only decline a Purchase Payment if it would cause total Purchase Payments to be more than $1 million, or if it would otherwise violate the Purchase Payment restrictions of your Contract (for example, we do not allow additional Purchase Payments on or after the Annuity Date).
	When Annuity Payments Begin See section 8	The earliest acceptable Annuity Date is one year after the Issue Date.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020
Appendix H

ISSUE STATE	FEATURE AND BENEFITS	VARIATION
Iowa	Withdrawal Charges See Fee Tables and section 6	The withdrawal charge is 8.25%, 8%, 7%, 6%, 5%, 4% and 0% for time periods referenced in the Fee Tables and section 6.
Massachusetts	Waiver of Withdrawal Charge Benefit See section 7	The waiver of withdrawal charge benefit is not available.
Mississippi	Withdrawal Charges See Fee Tables and section 6	The withdrawal charge is 8.5%, 7.5%, 6.5%, 5.5%, 5%, 4% and 0% for time periods referenced in the Fee Tables and section 6.
Purchase Requirements See section 3	• For Contracts issued before November 18, 2019: We do not accept additional Purchase Payments on or after the first Contract Anniversary.
• For Contracts issued on or after November 18, 2019: We do not accept additional Purchase Payments on or after the tenth Contract Anniversary.
Montana	Access to Your Money See section 7	If you take a partial withdrawal that reduces the Contract Value below $2,000, we contact you by phone and give you the option of modifying your withdrawal request. If we cannot reach you, we process your request as a full withdrawal.
New Hampshire	Waiver of Withdrawal Charge Benefit See section 7	The definition of nursing home is an institution operated in accordance with state law.
New Jersey	Joint Owner See section 2	We allow civil union partners to be Joint Owners.
	Eligible Person(s) and Covered Person(s) See section 2	We allow civil union partners to be joint Eligible Persons and joint Covered Persons. If at any time joint Eligible Persons or joint Covered Persons are no longer civil union partners you must send us written notice. If we receive notice on or before the Income Benefit Date, joint Income Payments will not be available to you. If we receive notice after the Income Benefit Date, we will remove one former civil union partner from the Contract as a Covered Person and also as an Owner, Joint Owner, Annuitant and/or Beneficiary.
Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2	We cannot restrict assignments or changes of ownership.
• We do not change the Determining Life (Lives) following an assignment or ownership change. If you assign the Contract and the Determining Life (Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit or Maximum Anniversary Value Death Benefit may not be available and on the Owner’s death the Beneficiary(s) will only receive the Contract Value.
	Purchase Requirements See section 3	The maximum total Purchase Payments that we can accept is $1 million. We must decline a Purchase Payment if it would cause total Purchase Payments to be more than $1 million, or if it would otherwise violate the Purchase Payment restrictions of your Contract (for example, we do not allow additional Purchase Payments on or after the Annuity Date).
Ohio	Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2	We cannot restrict assignments or changes of ownership.
• We do not change the Determining Life (Lives) following an assignment or ownership change. If you assign the Contract and the Determining Life (Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit or Maximum Anniversary Value Death Benefit may not be available and on the Owner’s death the Beneficiary(s) will only receive the Contract Value.
Pennsylvannia	Withdrawal Charges See Fee Tables and section 6	The withdrawal charge is 8.25%, 8%, 7%, 6%, 5%, 4% and 0% for time periods referenced in the Fee Tables and section 6.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020
Appendix H

ISSUE STATE	FEATURE AND BENEFITS	VARIATION
Pennsylvannia (continued)	Waiver of Withdrawal Charge Benefit See section 7	The waiver is not available if on the Issue Date, an Owner was confined to a nursing home or was already diagnosed with a terminal illness. Also, the nursing home confinement requirement is a total of 90 days within a six month period. These 90 days do not need to be consecutive.
Texas	Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2	We cannot restrict assignments or changes of ownership.
• We do not change the Determining Life (Lives) following an assignment or ownership change. If you assign the Contract and the Determining Life (Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit or Maximum Anniversary Value Death Benefit may not be available and on the Owner’s death the Beneficiary(s) will only receive the Contract Value.
Purchase Requirements See section 3	• For Contracts issued before November 18, 2019: We do not accept additional Purchase Payments on or after the first Contract Anniversary.
• For Contracts issued on or after November 18, 2019: We do not accept additional Purchase Payments on or after the tenth Contract Anniversary.
	Access to Your Money See section 7	We only treat a partial withdrawal that reduces the Contract Value below $2,000 as a full withdrawal if you have not made an additional Purchase Payment in the past two calendar years.
	Our Unregistered Separate Account See section 12	For Contracts issued before May 1, 2020: We hold all assets that you allocate to the Index Options that are not invested in the general account in an unregistered, non-unitized, insulated separate account (Separate Account IATX). Separate Account IATX is structured differently from Separate Account IANA. Unlike Separate Account IANA, Separate Account IATX is for the exclusive benefit of persons purchasing a Contract in the State of Texas. Separate Account IATX is insulated from the claims of creditors and Contract purchasers are given priority with regard to Separate Account IATX’s assets over Contract purchasers from other states as well as general creditors. Separate Account IATX was established under Minnesota law for the benefit of Texas Contract purchasers. Separate Account IATX supports our obligations to pay Performance Credits to Texas Contract Owners. Allocations and reallocations to and from the Separate Account IATX are managed in the same manner as Separate Account IANA. Neither Texas Contract purchasers nor these Index Options participate in any way in the performance of assets held in Separate Account IATX.
Utah	Purchase Requirements See section 3	• For Contracts issued before November 18, 2019: We do not accept additional Purchase Payments on or after the first Contract Anniversary.
• For Contracts issued on or after November 18, 2019: We do not accept additional Purchase Payments on or after the tenth Contract Anniversary.
Wisconsin	Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2	We cannot restrict assignments or changes of ownership.
• We do not change the Determining Life (Lives) following an assignment or ownership change. If you assign the Contract and the Determining Life (Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit or Maximum Anniversary Value Death Benefit may not be available and on the Owner’s death the Beneficiary(s) will only receive the Contract Value.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020
Appendix H

Appendix I – Selected Financial Data and Statutory Financial Statements
Management’s Discussion and Analysis of Financial Condition and Results of Operations (For the 12 month period ended December 31, 2019)
The following discussion of our financial condition and results of operations should be read in conjunction with our statutory financial statements and notes to those statements included in this Appendix. The discussion and analysis in this Appendix includes certain forward-looking statements that are subject to risks, uncertainties and other factors, as described in “Risk Factors” and elsewhere in this prospectus, that could cause our actual growth, results of operations, performance, financial position and business prospects and opportunities in 2020 and beyond to differ materially from those expressed in, or implied by, those forward-looking statements. See “Forward-Looking Statements.”
Statutory Financial Statements
The statutory financial statements of Allianz Life Insurance Company of North America as of December 31, 2019 and 2018 and for the years ended December 31, 2019 and 2018 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent auditor, and upon the authority of said firm as experts in accounting and auditing. The principal business address of PwC is 45 South Seventh Street, Suite 3400, Minneapolis, MN.
The statutory financial statements of operations, capital and surplus and cash flow of Allianz Life Insurance Company of North America for the year ended December 31, 2017 included in this prospectus have been so included in reliance on the report of KPMG LLP, an independent auditor, and upon the authority of said firm as experts in accounting and auditing. The principal business address of KPMG LLP is 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020
Appendix I

Part I

Item 11(f).
Selected Financial Data
(dollars in millions, unless otherwise stated)
The following table sets forth the Company’s selected historical financial data. The selected financial data has been derived from the Statutory Financial Statements included elsewhere in this prospectus, and should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the Company’s audited Statutory Financial Statements.
These historical results are not necessarily indicative of results to be expected for any future period.

	Year ended December 31,
Selected income data	2019	2018	2017	2016	2015
Premium and annuity considerations*	$13,029	12,193	10,231	12,914	11,229
Net investment income	4,839	4,593	4,504	4,361	4,738
Ceded reinsurance reserve and expense adjustments	329	245	612	157	413
Fees from separate accounts	613	676	719	726	691
Other income	(13)	(3)	150	179	28
Total income	18,797	17,704	16,216	18,337	17,099
Policyholder benefits and surrenders	10,368	9,436	8,649	8,111	8,280
Change in aggregate reserves	1,034	7,299	10,628	7,755	5,660
General and administrative and commission	1,878	1,770	1,616	1,824	1,582
Net transfers to (from) separate accounts	5,254	(2,009)	(1,851)	(1,380)	(1,147)
Total benefits and other expenses	18,534	16,496	19,042	16,310	14,375
Income tax expense (benefit)	773	(51)	24	530	620
Net realized capital gain (loss)	1,053	(490)	3,655	(486)	(631)
Net (loss) income	$543	769	805	1,011	1,473
Capital and Surplus:
Change in unrealized capital gain (loss)	$719	(230)	(78)	180	(460)
Dividends to parent	(325)	—	(780)	(894)	(570)
Other change in capital & surplus	441	26	(101)	46	124
Net change in capital & surplus	$1,378	565	(154)	343	567
*Includes premiums and annuity and supplementary contract considerations.

	As of December 31,
Selected balance sheet data	2019	2018	2017	2016	2015
Total cash and invested assets	$121,870	117,203	109,327	99,840	92,603
Investment income due and accrued	1,031	1,047	1,004	962	934
Other admitted assets	945	951	982	685	662
Separate account assets	34,638	22,835	26,755	26,071	26,395
Total admitted assets	158,484	142,036	138,068	127,558	120,594
Total policyholder liabilities	107,098	107,118	100,433	90,504	83,320
Other liabilities	8,794	5,507	4,869	4,818	5,057
Separate account liabilities	34,638	22,835	26,755	26,071	26,395
Total liabilities	150,530	135,460	132,057	121,393	114,772
Total capital and surplus	7,954	6,576	6,011	6,165	5,822

Selected Financial Data and Management's Discussion and Analysis

Item 11(h).
Management’s Discussion and Analysis of Financial Condition and Results of Operations
The following discussion and analysis provides an assessment by management of the Company’s financial condition as of December 31, 2019, compared with December 31, 2018, and its results of operations for each of the three years ended December 31, 2019, 2018, 2017, respectively. The information contained herein should be read in conjunction with the financial statements, notes, exhibits and schedules in the 2019 and 2018 Annual Statement and audited Statutory Financial Statements of the Company. Amounts are presented on a non-consolidated basis in accordance with Statutory Accounting Principles (SAP).
Forward-looking Statements
This report reviews the Company’s financial condition and results of operations. Where appropriate, factors that may affect future financial performance are also identified and discussed. Certain statements made in this report include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward- looking statements include any statement that may predict, forecast, indicate or imply future results, performance or achievements instead of historical facts, and may contain words like “believe”, “expect”, “estimate”, “project”, “budget”, “forecast”, “anticipate”, “plan”, “will”, “shall”, “may”, and other words, phrases or expressions with similar meaning. Forward-looking statements are subject to risks and uncertainties. Readers are cautioned not to place undue reliance on forward-looking statements as a prediction of actual results. The Company undertakes no obligation to update publicly or revise any forward-looking statements.
Company Overview
Allianz Life is a wholly owned subsidiary of Allianz of America, Inc. (AZOA), which is a subsidiary of Allianz Europe, B.V.. Allianz Europe, B.V. is a wholly owned subsidiary of Allianz SE, the Company’s ultimate parent, which is incorporated in Munich, Germany. The Company is a life insurance company domiciled in the State of Minnesota and is licensed to sell insurance products in all U.S. states, except New York, several U.S. territories, and Canada. The Company offers a portfolio of individual fixed-indexed annuities, variable-indexed annuities, variable annuities, and individual ordinary fixed-indexed universal life (FIUL) products. The Company’s products are either sold through licensed independent agents contracted with a field marketing organization or insurance agency, or licensed registered representatives contracted with a broker/dealer. The Company also maintains a closed portfolio of individual and group long-term care (LTC) and group life, annuity and accident and health policies, and does not actively issue new policies related to these products.
The Company has organized its principal operations into the following segments: Individual Annuities, Life, and Legacy.
Individual Annuities
The Individual Annuities segment provides tax-deferred investment growth and lifetime income opportunities for our customers through fixed, fixed-indexed, variable-indexed, and variable annuities. The “fixed” and “variable” classifications describe whether we or the contractholders bear the investment risk of the assets supporting the contract. We are one of the largest sellers of fixed-indexed annuity products and also offer a number of variable-indexed and variable products. Fixed and variable annuities provide for both asset accumulation and asset distribution needs. Our Individual Annuity products are sold through both independent and wholly-owned distribution channels made up of agents and registered representatives.
Fixed and fixed-indexed annuities provide guarantees related to the preservation of principal and interest credited. In 2019, sales of our fixed-indexed annuity products were lower than the prior year due to the product changes made in response to the continued low interest rate environment. In 2018, sales of our fixed-indexed annuity products were higher than the prior year due to the Allianz 222 sales promotion which offered policyholders certain bonus enhancements.
Variable annuities allow the contractholder to make deposits into various investment options and also have unique product features that allow for guaranteed minimum income benefits, guaranteed minimum accumulation benefits, guaranteed minimum death benefits, and guaranteed minimum withdrawal benefits. The variable annuity products with guaranteed minimum benefits which provide a minimum return based on their initial deposit may be increased by additional deposits, bonus amounts, or other account crediting features. The income and accumulation benefits shift a portion of the investment risk from the contractholder back to the Company. The Company's variable annuity sales strategy has shifted to variable-indexed annuity products, which combines a separate account option with a general account option that is similar to a fixed-indexed annuity. In 2019, sales of the variable-indexed annuity were higher than the prior year due to a sales promotion related to the new Allianz Index Advantage Income® product. In 2018, sales of the variable-indexed annuity were lower than the prior year due to regulatory changes which caused disruption and uncertainty within the broker-dealers and was also impacted by increased competition in the market.

Selected Financial Data and Management's Discussion and Analysis

Life
Our life insurance products provide flexibility and control over a person’s assets, providing the assurance that the beneficiaries will be protected after the insured is gone and, in certain cases, to add cash value accumulation potential. The sales focus of our Life segment is our FIUL insurance products. Deposits are credited to an account maintained for the policyholder. Our individual life products are sold through independent distribution channels made up of agents and registered representatives. The Life business has continued to grow for the last several years.
Legacy
The Legacy business consists of closed blocks of LTC and Special Markets products. The Special Markets products include individual and group annuity and life products, including universal life and term life insurance. Although Legacy products are part of the total results, the Company does not allocate additional resources to these areas other than to maintain the operational support to its current customers. The Company enters into reinsurance agreements to manage risk resulting from businesses we have chosen to exit. The performance of these product lines is not material enough to warrant discussion as separate operating segments.
Income and Expense Allocation
We maintain segregated investment portfolios at the subsidiary level but do not maintain segregated portfolios for each segment. All Net investment income and other Corporate income and expense activity is allocated to the segments. Assets are only monitored at the total Company level, and as such, asset disclosures by segment are not included herein.
Income and expense related to assets backing policyholder reserves are allocated to the segments based on policyholder statutory reserve levels. The results of our segments also reflect allocation of income and expense related to assets backing surplus. Income and expense related to assets backing surplus are allocated to the segments based on required capital levels for each segment.
Basis of Presentation
The Statutory Financial Statements have been prepared in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce (the Department). The Department recognizes statutory accounting practices prescribed or permitted by the state of Minnesota for determining and reporting the financial condition and results of operations of an insurance company and its solvency under Minnesota insurance law. The state of Minnesota has adopted the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual as its prescribed basis of SAP, without significant modification. The Company has no material statutory accounting practices that differ from those of the Department or NAIC SAP. These practices differ in some respects from accounting principles generally accepted in the United States of America (U.S. GAAP). The effects of these differences, while not quantified, are presumed to be material to the Statutory Financial Statements.
The preparation of Statutory Financial Statements in conformity with NAIC SAP requires management to make certain estimates and assumptions that affect reported amounts of admitted assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of December 31, 2019, and 2018 and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates, capital markets, and asset valuations could cause actual results to differ from the estimates used within the Statutory Financial Statements. Such changes in estimates are recorded in the period they are determined.
Adoption of New Financial Accounting Standards
See Note 3 – “Accounting Changes and Correction of Errors” of the Company’s audited Statutory Financial Statements in this prospectus for information related to recent accounting pronouncements.
Application of Critical Accounting Policies
Our accounting policies require management to make interpretative and valuation judgments and to make estimates based upon assumptions that affect the amounts of assets, liabilities, revenues, and expenses reported in our Statutory Financial Statements. Because the use of assumptions and estimates inherently entails uncertainty, the effects of accounting policies under different conditions could produce results that are significantly different. A discussion of the presentation of the business factors that affect critical accounting policies can be found in Note 2 of the accompanying Statutory Financial Statements and are summarized below.

Selected Financial Data and Management's Discussion and Analysis

Accounting for Investments
Investment valuation and presentation are determined to be in accordance with methods prescribed by the NAIC. See Note 5 and 6 of the audited Statutory Financial Statements for additional information regarding the portfolio and fair value of investments.
Aggregate Reserves for Life Policies and Annuity Contracts
See Notes 12 through 14 of the audited Statutory Financial Statements for additional information regarding our annuity and life actuarial reserves, deposit liabilities, and separate accounts.
Derivatives
See Note 2 and 5 of the audited Statutory Financial Statements for additional information regarding our derivatives and hedging instruments.
Reinsurance
See Note 11 of the audited Statutory Financial Statements for additional information regarding reinsurance agreements we have entered into to manage insurance risk, as well as businesses we exited.
Income Taxes
See Note 9 of the audited Statutory Financial Statements for additional information regarding income tax estimates and assumptions.

Selected Financial Data and Management's Discussion and Analysis

Results of Operations

	Year ended December 31,			Increase (decrease) and % change		Increase (decrease) and % change
	2019	2018	2017	2019 - 2018		2018 - 2017
Income:
Premium and annuity considerations*	$13,029	12,193	10,231	$836	6.9%	$1,962	19.2%
Net investment income	4,839	4,593	4,504	246	5.4	89	2.0
Ceded reinsurance reserve and expense adjustments	329	245	612	84	34.3	(367)	(60.0)
Fees from separate accounts	613	676	719	(63)	(9.3)	(43)	(6.0)
Other income	(13)	(3)	150	(10)	(333.3)	(153)	(102.0)
Total income	18,797	17,704	16,216	1,093	6.2	1,488	9.2
Benefits and other expenses:
Policyholder benefits and surrenders	10,368	9,436	8,649	932	9.9	787	9.1
Change in aggregate reserves	1,034	7,299	10,628	(6,265)	(85.8)	(3,329)	(31.3)
General and administrative and commission	1,878	1,770	1,616	108	6.1	154	9.5
Net transfers to (from) separate accounts	5,254	(2,009)	(1,851)	7,263	361.5	(158)	(8.5)
Total benefits and other expenses	18,534	16,496	19,042	2,038	12.4	(2,546)	(13.4)
Pretax income (loss)	263	1,208	(2,826)	(945)	(78.2)	4,034	142.7
Income tax expense (benefit)	773	(51)	24	824	NM●	(75)	(312.5)
Net realized capital gain (loss)	1,053	(490)	3,655	1,543	314.9	(4,145)	(113.4)
Net (loss) income	$543	769	805	$(226)	(29.4)%	$(36)	(4.5)%
Capital and Surplus:
Change in unrealized capital gain (loss)	$719	(230)	(78)	$949	412.6%	$(152)	(194.9)%
Dividends to parent	(325)	—	(780)	(325)	—	780	100.0
Other change in capital & surplus	441	26	(101)	415	NM●	127	125.7
Net change in capital & surplus	$1,378	565	(154)	$813	143.9%	$719	466.9%
*Includes premiums and annuity and supplementary contract considerations.
•Not meaningful
Year Ended December 31, 2019 Compared to Year Ended December 31, 2018
Overview
The increase in capital and surplus was primarily driven by positive equity market movements resulting in realized and unrealized hedging gains, a new reinsurance agreement covering certain fixed-indexed annuities, and increases in premium and annuity considerations within the Individual Annuities and Life segments. This was partially offset by the 2019 dividend payment to the parent, and an increase in policyholder benefits and surrenders.
Income

•
Premium and annuity considerations: Individual Annuities premium and annuity considerations increased primarily due to a variable-indexed annuity product sales promotion in 2019 and increased Life first year and renewal premiums due to the growing block of business. This was partially offset by lower fixed-indexed annuity sales due to product changes made in response to the continued low interest rate environment in 2019.

•	Net investment income: Net investment income increased due to an increase in average invested assets and positive cash flows.

•
Ceded reinsurance reserve and expense adjustments: Ceded reinsurance reserve and expense adjustments increased primarily due to new reinsurance agreements entered into in 2019 in the Individual Annuities segment.

Selected Financial Data and Management's Discussion and Analysis

•
Fees from separate accounts: Fees from separate accounts decreased primarily due to lower average separate account assets as a result of outflows due to policyholder activity and negative equity market impacts in late 2018 in the Individual Annuities segment. The 2018 equity market downturn resulted in lower average assets under management throughout 2019.

•	Other income: Other income decreased primarily due to lower derivative income on interest rate swaps that hedge changes in cash flows for variable annuities in the Individual Annuities segment.
Benefits and Other Expenses

•
Policyholder benefits and surrenders: Policyholder benefits and surrenders increased primarily due to an increase in fixed-indexed annuity surrenders within the Individual Annuities segment driven by policyholder activity, and are impacted by the surrender period of the underlying annuity contract. Policyholder benefits and surrenders in the Life Segment also increased primarily due to policyholder activity and an increase in death claims.

•
Change in aggregate reserves: Change in aggregate reserves decreased primarily due to a change in presentation of assets and liabilities relating to the variable-indexed product in 2019 in the Individual Annuities segment. The Company transferred assets from the general account to the separate account to align with state product filing requirements. The change is completely offset in Net transfers to (from) separate accounts. This decrease was partially offset by the growth of the fixed-index annuity reserves driven by higher index credits as a result of the year over year equity market increase in the Individual Annuities segment.

•
General and administrative and commission: General, administrative and commission expense increased primarily due to an increase in commissions expense as a result of higher premium as discussed above.

•
Net transfers to (from) separate accounts: Net transfers to (from) separate accounts increase is driven by afore mentioned 2019 presentation of assets and liabilities for variable-indexed annuities change referenced in the Change in aggregate reserves in the Individual Annuities segment. The increase in Net transfers to (from) separate accounts was partially offset by higher policyholder withdrawals.

•	Income tax expense (benefit): There is a federal income tax expense due to impacts from hedging gains in the Company's Individual Annuity and Life segments.

•
Net realized capital gain (loss): Net realized capital gains increased due to gains on derivatives used to economically hedge the Company's product liabilities as a result of an increase in equity markets in the Individual Annuities and Life segments.

Capital and Surplus

•	Change in unrealized capital gain (loss): Unrealized capital gains are primarily due to positive hedging results on fixed-indexed annuities in the Individual Annuities segment and the Life segment.

•	Dividends to parent: Dividends of $325 were paid to the parent in 2019.

•
Other change in capital and surplus: Other change in capital and surplus increased due to a new reinsurance agreement covering certain fixed-indexed annuities in the Individual Annuities segment and an increase in deferred income taxes. This was offset by an increase in AVR that decreased capital and surplus due to the growth of the Company's investment portfolio.

Year Ended December 31, 2018 Compared to Year Ended December 31, 2017
Overview
The increase in capital and surplus was primarily driven by no dividend payments to the parent in 2018, a lower change in aggregate reserves, and increases in premium and annuity considerations within the Individual Annuities and Life segments. This was partially offset by an increase in policyholder benefits and surrenders and net realized capital losses due to unfavorable hedging results.
Income

•
Premium and annuity considerations: Individual Annuities premiums and annuity considerations increased primarily due to a fixed-indexed annuity product sales promotion in 2018 and the Life segment increased as a result of first year and renewal premiums due to the growing block of business.

•	Net investment income: In line with prior year results.

•
Ceded reinsurance reserve and expense adjustments: Ceded reinsurance reserve and expense adjustments decreased primarily due to the 2017 activity in which the Company began to cede certain fixed-indexed products on a modified coinsurance basis to an affiliated reinsurance company in the Individual Annuities segment.

Selected Financial Data and Management's Discussion and Analysis

•
Fees from separate accounts: Fees from separate accounts decreased primarily due to the decline of equity market performance compared to increases in the prior year on variable annuities within the Individual Annuities segment.

•
Other income: Other income decreased primarily due to a decrease in derivative income on interest rate swaps that hedge changes in cash flows for variable annuities with the Individual Annuity segment.

Benefits and Other Expenses

•
Policyholder benefits and surrenders: Policyholder benefits and surrenders increased primarily due to an increase in fixed and variable annuity surrenders driven by policyholder activity, and are impacted by the surrender period of the underlying annuity contract in the Individual Annuities segment. Policyholder benefits and surrenders in the Life Segment also increased primarily due to policyholder activity and an increase in death claims.

•
Change in aggregate reserves: Change in aggregate reserves decreased primarily due to the decline of the Company's fixed-index annuity reserves driven by lower index credits as a result of the year over year equity market decline partially offset by new fixed-indexed annuity premiums due to the increase in production and overall net growth in the variable-indexed annuity reserves. In addition, an additional premium deficiency reserve was added in 2018 based upon a gross premium valuation which is conducted annually.

•
General and administrative and commission: General, administrative and commission expense increased primarily due to an increase in commissions expense as a result of higher fixed-indexed annuity production due to the 2018 sales promotion in the Individual Annuity segment.

•
Net transfers to (from) separate accounts: Net transfers from separate accounts is driven by policyholder withdrawals and new premium, and increased due to lower separate account premium and higher policyholder withdrawals in the Individual Annuities segment.

•	Income tax expense (benefit): There is a Federal income tax benefit in 2018 due to impacts from hedging losses in the Company's Individual Annuity and Life segments.

•
Net realized capital gain (loss): Net realized capital gains decreased due to losses on derivatives used to economically hedge the Company's product liabilities as a result of a decrease in equity markets primarily within the Individual Annuities segment.

Capital and Surplus

•
Change in unrealized capital gain (loss): Unrealized capital losses are primarily due to negative hedging results on fixed and fixed-indexed annuities in the Individual Annuities segment and Life segment, partially offset by variable and variable-indexed hedging gains in the Individual Annuities segment.

•	Dividends to parent: No dividends were paid in 2018.

•
Other change in capital and surplus: Other change in capital and surplus increased due to a change in reserves due to a change in valuation basis recorded in 2018 related to our Individual Annuities segment. This was partially offset by a change in deferred income taxes as a result of negative hedging impacts and net impacts due to changes in accounting principles related to reserve calculations within our Individual Annuities segment. We also experienced a change in asset valuation reserve (AVR) that decreased capital and surplus due to the growth of the Company's general account investment portfolio.

Selected Financial Data and Management's Discussion and Analysis

Individual Annuities
Segment Results of Operations

	Year ended December 31,			Increase (decrease) and % change		Increase (decrease) and % change
	2019	2018	2017	2019 - 2018		2018 - 2017
Income:
Premium and annuity considerations*	$11,969	11,223	9,374	$746	6.6%	$1,849	19.7%
Net investment income	4,551	4,346	4,293	205	4.7	53	1.2
Ceded reinsurance reserve and expense adjustments	321	254	600	67	26.4	(346)	(57.7)
Fees from separate accounts	613	676	719	(63)	(9.3)	(43)	(6.0)
Other income	(17)	(3)	148	(14)	(466.7)	(151)	(102.0)
Total income	17,437	16,496	15,134	941	5.7	1,362	9.0
Benefits and other expenses:
Policyholder benefits and surrenders	10,078	9,264	8,492	814	8.8	772	9.1
Change in aggregate reserves	289	6,457	9,841	(6,168)	(95.5)	(3,384)	(34.4)
General and administrative and commission	1,591	1,518	1,371	73	4.8	147	10.7
Net transfers to (from) separate accounts	5,258	(2,006)	(1,847)	7,264	362.1	(159)	(8.6)
Total benefits and other expenses	17,216	15,233	17,857	1,983	13.0	(2,624)	(14.7)
Pretax income (loss)	221	1,263	(2,723)	(1,042)	(82.5)	3,986	146.4
Income tax expense (benefit)	649	(53)	23	702	NM●	(76)	(330.4)
Net realized capital gain (loss)	922	(489)	3,437	1,411	288.5	(3,926)	(114.2)
Net (loss) income	$494	827	691	$(333)	(40.3)%	$136	19.7%
Capital and Surplus:
Change in unrealized capital gain (loss)	$588	(160)	(100)	$748	467.5%	$(60)	(60.0)%
Other change in capital & surplus	439	36	(91)	403	NM●	127	139.6
Net change in capital & surplus	$1,521	703	500	$818	116.4%	$203	40.6%
*Includes premiums and annuity and supplementary contract considerations.
●Not meaningful
Selected Operating Performance Measures

	Year ended December 31,			Increase (decrease) and % change		Increase (decrease) and % change
	2019	2018	2017	2019 - 2018		2018 - 2017
Individual Annuities
Deposits	$12,135	11,318	9,688	$817	7.2%	$1,630	16.8%
In-force	126,936	118,602	115,189	8,334	7.0%	3,413	3.0%
Deposits and in-force amounts in the table above are for direct and assumed business. Deposits reflect amounts collected on both new and renewal business. In-force represents account values of the annuity contracts for our fixed, fixed-indexed, variable, and variable-indexed annuity contracts. In 2019, sales of the variable-indexed annuity were higher than the prior year due to a sales promotion related to the new Allianz Index Advantage Income® product. This was partially offset by lower sales of the fixed-indexed annuity products due to the product changes made in 2019 in response to the continued low interest rate environment. In 2018, sales of our fixed-indexed annuity products were higher than the prior year due to the Allianz 222 sales promotion which offered policyholders certain bonus enhancements.

Selected Financial Data and Management's Discussion and Analysis

Change in Key Market Factors
Our Individual Annuities segment is impacted by various market impacts and movements which are summarized below:

	Year ended December 31,			% change
	2019	2018	2017	2019 - 2018	2018 - 2017
Stock Index
S&P 500	28.88%	(6.24)%	19.42%	35.12%	(25.66)%
NASDAQ 100	37.96%	(1.04)%	31.52%	39.00%	(32.56)%
BUDBI	13.23%	(0.88)%	15.94%	14.11%	(16.82)%
BUDBI II	14.05%	0.40%	14.31%	13.65%	(13.91)%

	Year ended December 31,			Basis point (bps) change
	2019	2018	2017	2019 - 2018	2018 - 2017
Interest Rates
LIBOR 10yr	1.90%	2.71%	2.53%	(81bps)	18bps
LIBOR 20yr	2.07%	2.83%	2.40%	(76bps)	43bps
Year Ended December 31, 2019 Compared to Year Ended December 31, 2018
Overview
The Individual Annuities segment net change in capital and surplus increase was primarily driven by positive equity market movements resulting in realized hedging gains, a new reinsurance agreement covering certain fixed-indexed annuities, and an increase in premiums and annuity considerations. This was partially offset by an increase in policyholder benefits and surrenders.
Income

•
Premium and annuity considerations: Premium and annuity considerations increased primarily due to higher variable-indexed annuity premium driven by a 2019 sales promotion. This was partially offset by lower fixed-indexed annuity sales due to product changes made in response to the continued low interest rate environment and lower traditional variable annuity sales also driven by product changes.

•	Net investment income: Net investment income increased due an increase in fixed-indexed average invested assets.

•	Ceded reinsurance reserve and expense adjustments: Ceded reinsurance reserve and expense adjustments increased primarily due to new reinsurance agreements entered into in 2019.

•
Fees from separate accounts: Fees from separate accounts decreased primarily due to lower average separate account assets as a result of outflows due to policyholder activity and negative equity market impacts in late 2018. The 2018 equity market downturn resulted in lower average assets under management throughout 2019.

•	Other income: Other income decreased primarily due to a decrease in derivative income on interest rate swaps that hedge changes in cash flows for variable annuities.
Benefits and Other Expenses

•
Policyholder benefits and surrenders: Policyholder benefits and surrenders increased primarily due to an increase in fixed-indexed annuity surrenders driven by policyholder activity, and are impacted by the surrender period of the underlying annuity contract.

•
Change in aggregate reserves: Change in aggregate reserves decreased primarily due to a change in presentation of assets and liabilities relating to the variable-indexed product in 2019. The Company transferred assets from the general account to the separate account to align with state product filing requirements. The change is completely offset in Net transfers to (from) separate accounts. This was partially offset by the growth of the fixed-index annuity reserves driven by higher index credits as a result of the year over year equity market increase partially offset by lower fixed-indexed annuity premiums due to the decrease in production.

•
General and administrative and commission: General, administrative and commission expense increased primarily due to an increase in commissions expense as a result of higher premium as discussed above.

Selected Financial Data and Management's Discussion and Analysis

•
Net transfers to (from) separate accounts: Net transfers to (from) separate accounts increase is driven by afore mentioned 2019 presentation of assets and liabilities for variable-indexed annuities change referenced in the Change in aggregate reserves. The increase in Net transfers to (from) separate accounts was partially offset by higher policyholder withdrawals.

•	Income tax expense (benefit): Income tax expense is driven by a federal income tax expense in 2019 due to impacts from hedging gains.

•
Net realized capital gain (loss): Net realized capital gains increased due to gains on derivatives used to economically hedge the Company's product liabilities as a result of an increase in equity markets.

Capital and Surplus

•	Change in unrealized capital gain (loss): Unrealized capital gains are primarily due to positive hedging results on fixed-indexed annuities.

•
Other change in capital and surplus: Other change in capital and surplus increased due to a new reinsurance agreement covering certain fixed-indexed annuities and an increase in deferred income taxes. This was offset by an increase in AVR that decreased capital and surplus due to the growth of the Company's investment portfolio.

Year Ended December 31, 2018 Compared to Year Ended December 31, 2017
Overview
The Individual Annuities segment net change in capital and surplus increase was primarily driven by an increase in premiums and annuity considerations and a decrease in aggregate reserves. This was partially offset by negative equity market and interest rate movements resulting in realized hedging losses and an increase in policyholder benefits and surrenders.
Income

•	Premium and annuity considerations: Premium and annuity considerations increased primarily due to a fixed-indexed annuity product sales promotion in 2018; no such promotion occurred in the prior year.

•
Ceded reinsurance reserve and expense adjustments: Ceded reinsurance reserve and expense adjustments decreased primarily due to 2017 activity in which the Company began to cede certain fixed-indexed products on a modified coinsurance basis to an affiliated reinsurance company. This agreement was terminated in Q1 2018.

•
Fees from separate accounts: Fees from separate accounts decreased primarily due to lower separate account assets as a result of the negative equity market performance compared to positive performance in the prior year.

•	Other income: Other income decreased primarily due to a decrease in derivative income on interest rate swaps that hedge changes in cash flows for variable annuities.
Benefits and Other Expenses

•
Policyholder benefits and surrenders: Policyholder benefits and surrenders increased primarily due to an increase in fixed and variable annuity surrenders driven by policyholder activity, and are impacted by the surrender period of the underlying annuity contract. We also experienced an increase in death payments, which is generally consistent with the growth in the Company's inforce business. These impacts were partially offset by a decrease in interest and adjustments on deposit-type contracts and death benefits on supplementary contracts with life contingencies.

•
Change in aggregate reserves: Change in aggregate reserves decreased primarily due to the Company's fixed-index annuity reserves driven by lower index credits as a result of the year over year equity market decline partially offset by new fixed-indexed annuity premiums due to the increase in production and overall net growth in the variable-indexed annuity reserves driven by the growth of the block of the business.

•
General and administrative and commission: General, administrative and commission expense increased primarily due to an increase in commissions expense as a result of higher fixed-indexed annuity production due to the 2018 sales promotion.

•
Net transfers to (from) separate accounts: Net transfers from separate accounts is driven by policyholder withdrawals and new premium, and increased due to lower separate account premium and higher policyholder withdrawals.

•
Net realized capital gain (loss): Net realized capital gains decreased due to losses on derivatives used to economically hedge the Company's product liabilities as a result of a decrease in equity markets.

•	Income tax expense (benefit): There is a Federal income tax benefit in 2018 due to impacts from hedging losses.

Selected Financial Data and Management's Discussion and Analysis

Capital and Surplus

•	Change in unrealized capital gain (loss): Unrealized capital losses are primarily due to negative hedging results on fixed-indexed annuities and tax expense on unrealized losses.

•
Other change in capital and surplus: Other change in capital and surplus increased due to a change in reserve on account of change in valuation basis recorded in 2018 related to certain fixed-indexed annuities with guaranteed lifetime withdrawal benefit streams. This was partially offset by a change in deferred income taxes as a result of negative hedging impacts and net impacts due to changes in accounting principles related to fixed and variable-indexed annuity reserve calculations. We also experienced a change in AVR that decreased capital and surplus due to the growth of the Company's general account investment portfolio.

Life
Segment Results of Operations

	Year ended December 31,			Increase (decrease) and % change		Increase (decrease) and % change
	2019	2018	2017	2019 - 2018		2018 - 2017
Income:
Premium and annuity considerations	$906	816	708	$90	11.0%	$108	15.3%
Net investment income	177	158	129	19	12.0	29	22.5
Ceded reinsurance reserve and expense adjustments	2	(16)	4	18	112.5	(20)	(500.0)
Other income	3	—	1	3	—	(1)	(100.0)
Total income	1,088	958	842	130	13.6	116	13.8
Benefits and other expenses:
Policyholder benefits and surrenders	199	96	80	103	107.3	16	20.0
Change in aggregate reserves	611	658	680	(47)	(7.1)	(22)	(3.2)
General and administrative and commission	258	212	217	46	21.7	(5)	(2.3)
Total benefits and other expenses	1,068	966	977	102	10.6	(11)	(1.1)
Pretax income (loss)	20	(8)	(135)	28	350.0	127	94.1
Income tax expense (benefit)	59	—	1	59	—	(1)	(100.0)
Net realized capital gain (loss)	131	(1)	217	132	NM*	(218)	NM*
Net (loss) income	$92	(9)	81	$101	NM*	$(90)	(111.1)%
Capital and Surplus:
Change in unrealized capital gain (loss)	$130	(70)	15	$200	285.7%	$(85)	(566.7)%
Other change in capital & surplus	4	(6)	(4)	10	166.7	(2)	(50.0)
Net change in capital & surplus	$226	(85)	92	$311	365.9%	$(177)	(192.4)%
*Not meaningful
Selected Operating Performance Measures

	Year ended December 31,			Increase (decrease) and % change		Increase (decrease) and % change
	2019	2018	2017	2019 - 2018		2018 - 2017
Life
First year and renewal premiums	$960	864	758	$96	11.1%	$106	14.0%
In-force	42,700	37,982	33,757	4,718	12.4	4,225	12.5
First year and renewal premiums and in-force amounts in the table above are for direct and assumed business. In-force amounts represent life insurance in-force on our FIUL business and certain universal life, and term life business. The continued increase

Selected Financial Data and Management's Discussion and Analysis

in first year and renewal premiums in 2019, 2018 and 2017 is a result of continued product enhancements. The movement of in-force, year over year, is primarily driven by policyholder activity. Increases are driven by new business, and decreases are driven by policyholder charges, surrenders, and claims.
Year Ended December 31, 2019 Compared to Year Ended December 31, 2018
Overview
The Life segment net change in capital and surplus increased primarily due to realized and unrealized hedging gains as a result of positive equity market performance and an increase in policy charges as a result of a growing block of business.
Income

•	Premium and annuity considerations: Premiums and annuity considerations increased as a result of an increase in first year and renewal premiums as a result of a growing block of business.

•	Net investment income: Net investment income increased primarily due to an increase in Life average invested assets.

•
Ceded reinsurance reserve and expense adjustments: Ceded reinsurance reserve and expense adjustments increased as a result of prior year changes in ceded modified coinsurance reserves on certain Life products, with minimal changes in the current year.

Benefits and Other Expenses

•	Policyholder benefits and surrenders: Policyholder benefits and surrenders increased primarily due to policyholder activity in addition to an increase in death claims.

•
Change in aggregate reserves: Change in aggregate reserves decreased due to lower index credit levels as a result of the negative equity market performance in late 2018. This was partially offset by higher premiums and an increase in policy charges as a result of a growing block of business.

•
General and administrative and commission: General and administrative and commission expense increased primarily due to an increase in first year and renewal commissions which is consistent with premium production.

•	Income tax expense (benefit): Income tax expense is driven by a federal income tax expense in 2019 due to impacts from hedging gains.

•	Net realized capital gain (loss): Net realized capital gain increased due to hedging gains as a result of positive equity market performance.
Capital and Surplus

•	Change in unrealized capital gain (loss): Change in unrealized capital gain is due to an increase in hedging gains as a result of positive equity markets.

•	Other change in capital and surplus: Other change in capital and surplus increased as a result of change in net deferred income taxes as result of positive hedging impacts.
Year Ended December 31, 2018 Compared to Year Ended December 31, 2017
Overview
The Life segment net change in capital and surplus decreased primarily due to realized hedging losses as a result of negative equity market performance and an increase in net unrealized hedging losses. This was partially offset by an increase in policy charges and an increase in commissions expense both as a result of a growing and maturing block of business.
Income

•	Premium and annuity considerations: Premiums and annuity considerations increased as a result of an increase in first year and renewal premiums as a result of a growing block of business.

•	Net investment income: Net investment income increased primarily due to an increase in Life average invested assets.

•	Ceded reinsurance reserve and expense adjustments: Ceded reinsurance reserve and expense adjustments decreased as a result of changes in ceded modified coinsurance reserves on certain Life products.

Selected Financial Data and Management's Discussion and Analysis

Benefits and Other Expenses

•	Policyholder benefits and surrenders: Policyholder benefits and surrenders increased primarily due to policyholder activity in addition to an increase in death claims.

•
Change in aggregate reserves: Change in aggregate reserves decreased lower index credits as a result of negative equity market performance. This was partially offset by increasing premiums and an increase in policy charges as a result of a growing and maturing block of business.

•
General and administrative and commission: General and administrative and commission expense decreased primarily due to lower product litigation expenses partially offset by an increase in first year and renewal commissions which is consistent with premium production.

Net realized capital gain (loss): Net realized capital gain decreased due to hedging losses as a result of negative equity market performance.
Capital and Surplus

•	Change in unrealized capital gain (loss): Change in unrealized capital loss is due to an increase in hedging losses as a result of negative equity markets.
Legacy
Segment Results of Operations

	Year ended December 31,			Increase (decrease) and % change		Increase (decrease) and % change
	2019	2018	2017	2019 - 2018		2018 - 2017
Income:
Premium and annuity considerations	$154	154	149	$—	—%	$5	3.4%
Net investment income	110	89	82	21	23.6	7	8.5
Ceded reinsurance reserve and expense adjustments	7	7	8	—	—	(1)	(12.5)
Other income	2	—	1	2	—	(1)	(100.0)
Total income	273	250	240	23	9.2	10	4.2
Benefits and other expenses:
Policyholder benefits and surrenders	91	76	77	15	19.7	(1)	(1.3)
Change in aggregate reserves	134	184	107	(50)	(27.2)	77	72.0
General and administrative and commission	29	40	28	(11)	(27.5)	12	42.9
Net transfers to (from) separate accounts	(3)	(3)	(4)	—	—	1	25.0
Total benefits and other expenses	251	297	208	(46)	(15.5)	89	42.8
Pretax income (loss)	22	(47)	32	69	146.8	(79)	(246.9)
Income tax expense (benefit)	65	2	—	63	NM*	2	—
Net realized capital gain (loss)	—	—	$1	—	—	(1)	(100.0)
Net (loss) income	$(43)	(49)	33	$6	12.2%	$(82)	(248.5)%
Capital and Surplus:
Change in unrealized capital gain (loss)	$1	1	7	$—	—%	$(6)	—%
Other change in capital & surplus	(2)	(4)	(5)	2	50.0	1	20.0
Net change in capital & surplus	$(44)	(52)	35	$8	15.4%	$(87)	(248.6)%
*Not meaningful

Selected Financial Data and Management's Discussion and Analysis

Selected Operating Performance Measures

	Year ended December 31,			Increase (decrease) and % change		Increase (decrease) and % change
	2019	2018	2017	2019 - 2018		2018 - 2017
Legacy Products
Gross premiums written	$254	258	257	$(4)	(1.6)%	$1	0.4%
In-force	2,993	3,101	3,427	(108)	(3.5)	(326)	(9.5)
Gross premium written in the table above are for direct and assumed business. Gross premiums written reflect premiums collected on renewal business. There are no new premiums as these are closed blocks of business. The decrease in gross premiums written in 2019 was due to the continued run off the Legacy products. The increase in gross premiums written in 2018 was due to a rate increase implemented in the LTC block of business. In-force amounts represent gross life insurance within our Special Markets products. The continued decline in in-force volume is attributable to the Legacy segment being a closed block of business.
Year Ended December 31, 2019 Compared to Year Ended December 31, 2018
Overview
The Legacy segment favorable change in Pretax income was driven by lower reserves on future claim reserves driven by the prior period impacts of the additional premium deficiency reserve and establishment of claim administrative expense reserves on the LTC line of business. This was more than offset by a higher income tax expense due to the Company's effective tax rate.
Income

•	Net investment income: Net investment income increase driven by a LTC yield increase due to the growth in reserves on the aging block of business.
Benefits and Other Expenses

•	Policyholder benefits and surrenders: Policyholder benefits and surrenders increased driven by higher paid claims on the the LTC block of business.

•
Change in aggregate reserves: Change in aggregate reserves decreased driven by the favorable impact due to the additional premium deficiency reserve added in 2018 and favorable impacts of net change in claims reserves. This was partially offset by negative impact of higher change in active life reserves.

•
General and administrative and commission: The favorable change in general and administrative and commission is primarily due to the establishment of a claim administrative expense reserve added in 2018 to the claim reserves.

•	Income tax expense (benefit): Income tax expense is driven by a federal income tax expense in 2019 due to impacts from hedging gains.
Year Ended December 31, 2018 Compared to Year Ended December 31, 2017
Overview
The Legacy segment unfavorable change in capital and surplus was driven by higher reserves on future claim reserves driven by the additional premium deficiency reserve and establishment of claim administrative expense reserves in 2018 on the LTC line of business.
Income

•	Premium and annuity considerations: Premium and annuity considerations increased primarily due to continued effects of LTC rate increases implemented in 2016.

•	Net investment income: LTC reflects higher investment income due to growth in reserves driven by an aging block of business.
Benefits and Other Expenses

•	Change in aggregate reserves: Change in aggregate reserves increased driven by an additional premium deficiency reserve added in 2018 and higher claims experience.

Selected Financial Data and Management's Discussion and Analysis

•
General and administrative and commission: The unfavorable change in general and administrative and commission is primarily due to the establishment of a claim administrative expense reserve added in 2018 to the claim reserves.

Dividends

	Year ended December 31,			Increase (decrease) and % change		Increase (decrease) and % change
	2019	2018	2017	2019 - 2018		2018 - 2017
Capital and Surplus:
Dividends to parent	$(325)	—	(780)	$(325)	—%	$780	100.0%
We paid dividends of $325 to our parent, AZOA during the year ended December 31, 2019 compared to $0, in the prior year.
We are required to meet minimum statutory capital and surplus requirements. Our statutory capital and surplus as of December 31, 2019 and 2018, were in compliance with these requirements. The maximum amount of ordinary dividends that can be paid by Minnesota insurance companies to the stockholder without prior approval of the Department is subject to restrictions relating to statutory earned surplus, also known as unassigned funds. Unassigned funds are determined in accordance with the accounting procedures and practices governing preparation of the statutory annual statement. In accordance with Minnesota Statutes, the Company may declare and pay from its Unassigned surplus cash dividends of not more than the greater of 10% of its prior year-end statutory surplus, or the net gain from operations of the insurer, not including realized gains, for the 12-month period ending the 31st day of the next preceding year. Based on these limitations, ordinary dividends of $795 can be paid in 2020 without prior approval of the Commissioner of Commerce.
Financial Condition
Investment Strategy
Our investment strategy focuses on diversification by asset class. We seek to achieve economic diversification, while reducing overall credit and liquidity risks. We attempt to mitigate these credit and liquidity risks by adhering to investment policies that provide portfolio diversification on an asset class, creditor, and industry basis, and by complying with investment limitations governed by state insurance laws and regulations, as applicable. We also consider all relevant objective information available in estimating the cash flows related to structured securities. We actively monitor and manage exposures, and determine whether any securities are impaired. The aggregate credit risk taken in the investment portfolio is influenced by our risk/return preferences, the economic and credit environment, and the ability to manage this risk through liability portfolio management. We also have an asset-liability management strategy to align cash flows and duration of the investment portfolio with contractholder liability cash flows and duration.
The following table presents the investment portfolio at December 31:

	2019		2018
	Carrying value	% of total	Carrying value	% of total
Bonds	$97,269	79.8%	$97,281	83.0%
Stocks	181	0.1	137	0.1
Investment in subsidiaries	1,347	1.1	1,339	1.1
Mortgage loans on real estate	14,217	11.7	13,292	11.3
Real estate	64	0.1	58	—
Cash and cash equivalents	1,868	1.5	926	0.8
Policy loans	234	0.2	214	0.2
Derivative assets	2,391	2.0	573	0.5
Other invested assets	4,299	3.5	3,383	3.0
Total cash and invested assets	$121,870	100.0%	$117,203	100.0%
Bonds
Refer to Note 5 of the audited Statutory Financial Statements for information regarding the nature of our portfolio of bonds securities. The tables below set forth the amortized cost of the NAIC Securities Valuation Office quality ratings for the Company's bond securities portfolio at December 31, 2019 and 2018.

Selected Financial Data and Management's Discussion and Analysis

	2019
NAIC Classes	Fair Value	% of Total	Amortized Cost	% of Total
1	$65,546	61.3%	$59,711	61.4%
2	40,028	37.5	36,349	37.4
Investment grade	105,574	98.8	96,060	98.8
3	1,049	1.0	992	1.0
4	71	0.1	69	0.1
5	150	0.1	145	0.1
6	4	—	3	—
Below investment grade	1,274	1.2	1,209	1.2
Total	$106,848	100.0%	$97,269	100.0%

	2018
NAIC Classes	Fair Value	% of Total	Amortized Cost	% of Total
1	$58,538	60.0%	$57,848	59.5%
2	37,620	38.6	38,005	39.1
Investment grade	96,158	98.6	95,853	98.6
3	1,249	1.3	1,296	1.3
4	81	0.1	86	0.1
5	39	—	39	—
6	7	—	7	—
Below investment grade	1,376	1.4	1,428	1.4
Total	$97,534	100.0%	$97,281	100.0%
Sub-prime and Alt-A Mortgage Exposure
Sub-prime lending is the origination of loans to customers with weaker credit profiles. Due to the high quality of our mortgage-backed securities, and the lack of sub-prime loans in the securities, we do not have a material exposure to sub-prime or Alt-A mortgages in those holdings. Alt-A loans are defined as any security backed by residential mortgage collateral which is not clearly identifiable as prime or sub-prime.
Commercial Mortgage-backed, Residential Mortgage-backed, and Other Asset-backed Securities
Commercial mortgage-backed securities (CMBS) represent pools of commercial mortgages that are broadly diversified across property types and geographical areas. The following table summarizes our exposure to CMBS holdings by NAIC classes and vintage year as of December 31:

	2019
NAIC Classes	% of total CMBS			Vintage
1	$11,351	100.0%	2019	$1,519	13.4%
2	1	—	2018	1,806	15.9
3	1	—	2017	1,752	15.4
4	1	—	2016	1,832	16.1
5	2	—	2015 and prior	4,447	39.2
6	—	—		$11,356	100.0%
	$11,356	100.0%

Selected Financial Data and Management's Discussion and Analysis

	2018
NAIC Classes	% of total CMBS			Vintage
1	$10,398	99.9%	2018	$1,810	17.3%
2	1	—	2017	2,024	19.5
3	1	—	2016	2,007	19.3
4	1	—	2015	2,185	21.0
5	3	0.1	2014 and prior	2,378	22.9
6	—	—		$10,404	100.0%
	$10,404	100.0%
Asset backed security (ABS) holdings consist primarily of aircraft leases, credit card receivables and other asset-backed securities that meet specific criteria, such as credit quality, insurance requirements, or limits on these types of investments.
The following table summarizes our exposure to other ABS holdings by NAIC classes and vintage year as of December 31:

	2019
NAIC Classes	% of total other ABS			Vintage
1	$2,460	81.1%	2019	$1,189	39.2%
2	529	17.4	2018	926	30.5
3	45	1.5	2017	251	8.3
4	—	—	2016	179	5.9
5	—	—	2015 and prior	489	16.1
6	—	—		$3,034	100.0%
	$3,034	100.0%

	2018
NAIC Classes	% of total other ABS			Vintage
1	$1,535	78.2%	2018	$938	47.8%
2	378	19.2	2017	254	12.9
3	51	2.6	2016	197	10.0
4	—	—	2015	236	12.0
5	—	—	2014 and prior	339	17.3
6	—	—		$1,964	100.0%
	$1,964	100.0%
Non-agency residential mortgage-backed securities (NA RMBS) are backed by pools of residential mortgage loans made to non-prime borrowers, diversified across geographies.
The following table summarizes our exposure to NA RMBS holdings by NAIC classes and vintage year as of December 31:

	2019
NAIC Classes	% of total NA RMBS			Vintage
1	$291	95.8%	2019	$1	0.3%
2	1	0.3	2018	1	0.3
3	3	1.0	2017	—	—
4	4	1.3	2016	—	—
5	1	0.3	2015 and prior	302	99.4
6	4	1.3		$304	100.0%
	$304	100.0%
Selected Financial Data and Management's Discussion and Analysis

	2018
NAIC Classes	% of total NA RMBS			Vintage
1	$296	92.8%	2018	$—	—%
2	4	1.2	2017	—	—
3	6	1.8	2016	—	—
4	4	1.4	2015	8	2.5
5	9	2.8	2014 and prior	311	97.5
6	—	—		$319	100.0%
	$319	100.0%
Unrealized investment losses of bonds, for investment grade (NAIC classes 1-2) and below investment grade (NAIC classes 3-6) securities by duration are as follows at December 31:

	2019
	Investment Grade	% of Total	Below Investment Grade	% of Total
Twelve months or less below carrying value	$42	44.2%	$7	7.1%
More than twelve months below carrying value	38	40.0	8	8.7
Total	$80	84.2%	$15	15.8%

	2018
	Investment Grade	% of Total	Below Investment Grade	% of Total
Twelve months or less below carrying value	$1,539	62.0%	$39	1.6%
More than twelve months below carrying value	870	35.0	36	1.4
Total	$2,409	97%	$75	3%
See Note 5 of the audited Statutory Financial Statements for additional disclosures in regards to unrealized investment losses of bonds, December 31.
Other-than-temporary impairments, by market sector, for impairments included in the Statutory Statements of Operations, were as follows at December 31:

	2019		2018
	Impairment	No. of Securities	Impairment	No. of Securities
U.S. government	$—	—	$3	3
States and political subdivisions	—	—	—	1
Corporate securities	28	14	108	35
Total	$28	14	$111	39
Refer to Note 6 of the audited Statutory Financial Statements for information regarding the fair value and fair value hierarchy level of our financial instruments.
Mortgage Loans on Real Estate
See Note 5 of the audited Statutory Financial Statements and Schedules for information regarding Mortgage Loans on Real Estate.
Loan-to-value (LTV) and debt service coverage (DSC) ratios are common measurements used to assess the risk and quality of mortgage loans. The LTV ratio, calculated at the time of origination, is the percentage of the loan amount relative to the value of the underlying property. The DSC ratio, based upon the most recently received financial statements from the debtor, is calculated as the amount of the property’s net income divided by the debt service payments.
See Note 5 of the audited Statutory Financial Statements for additional information relating to LTV and DSC ratios.

Selected Financial Data and Management's Discussion and Analysis

Properties collateralizing mortgage loans are geographically dispersed throughout the United States as follows at December 31:

	2019		2018
	Gross Carry Value	% of Total	Gross Carry Value	% of Total
Mortgage loans by region
East North Central	$1,323	9.3%	$1,467	11.0%
East South Central	323	2.3	281	2.1
Middle Atlantic	1,174	8.3	1,075	8.1
Mountain	1,122	7.9	920	6.9
New England	721	5.1	939	7.1
Pacific	4,143	29.1	3,950	29.7
South Atlantic	3,188	22.4	3,041	22.9
West North Central	676	4.8	727	5.5
West South Central	1,058	7.4	891	6.7
Total commercial mortgage loans	13,728	96.6%	13,291	100.0%
Total residential mortgage loans	489	3.4%	—	—%
Total mortgage loans	$14,217	100.0%	$13,291	100.0%
Properties collateralizing commercial mortgage loans are diversified by property type are as follows at December 31:

	2019		2018
	Gross Carry Value	% of Total	Gross Carry Value	% of Total
Mortgage loans by property type
Industrial	$2,733	19.9%	$2,882	21.7%
Retail	2,749	20.0	2,815	21.2
Office	4,657	33.9	4,337	32.6
Apartments	3,589	26.2	3,257	24.5
Total	$13,728	100.0%	$13,291	100.0%
Liquidity and Capital Resources
Overview
The Company’s liquidity requirements are generally met through funds provided by investment income, receipt of insurance premiums, M&E fees and benefit rider income, maturities and sales of investments, reinsurance recoveries, and capital contributions from Allianz SE, as needed.
The Company has access to funding through securities lending under which the Company lends bonds and receives cash collateral and short term securities in an amount in excess of the fair value of the securities loaned.
The Company is also a member of the Federal Home Loan Bank (FHLB) of Des Moines, which provides access to collateralized borrowings.  Funding from the FHLB of Des Moines is collateralized with bonds from the Company’s general account investment portfolio.
Reinsurance may play a key role in funding the Company’s continued growth, and may be utilized for any product for which there is significant uncertainty related to future claims experience. Moreover, the Company is generally risk adverse for its smaller lines of business, and predictability of future profitability takes precedence over retaining a large percentage of risk.
The Company does not utilize the capital markets as a source of capital. Should the need for capital arise, the Company may obtain capital contributions from Allianz SE as an alternative source of funding. If capital infusions are deemed necessary, the Company obtains prior approval by the Department, as appropriate.
The primary uses of funds are policy benefits, commissions, other product-related acquisition costs, investment purchases, operating expenses, and dividends to AZOA. The Company routinely reviews its sources and uses of funds in order to meet its ongoing obligations.

Selected Financial Data and Management's Discussion and Analysis

Financial Ratings and Strength

•	Standard & Poor’s AA (Very Strong)

•	Moody’s A1 (Good)

•	AM Best A+ (Superior)
Financial strength ratings are based upon an independent review of the Company, its ultimate parent (Allianz SE), subsidiaries, and the industry in which the Company operates. Each rating agency assigns ratings based on an independent review and takes into account a variety of factors to arrive at its final rating. Ratings are subject to change and there can be no assurance that the ratings afforded to the Company in the future will be consistent with historical ratings.
Cash Flows
The following table sets forth information from our Statutory Statements of Cash Flows for the years ended December 31:

	2019	2018	2017
Net cash provided by operating activities	$1,511	9,951	8,355
Net cash provided by (used in) investing activities	955	(9,144)	(5,923)
Net cash used in financing and miscellaneous activities	(1,524)	(1,214)	(2,046)
Net change in cash, cash equivalents, and short-term investments	$942	(407)	386
We have the funds necessary to meet the capital requirements of all states in which we do business, and to support our operations.
The decrease in net cash provided by operating activities in 2019 as compared to 2018 is primarily due to a change in presentation of assets and liabilities relating to variable-indexed products in 2019. The Company transferred assets from the general account to the separate account to align with state product filing requirements. The decrease was also driven by higher surrenders and loss-related payments and partially offset by an increase in variable-indexed premiums due to a 2019 sales promotion. The increase in net cash provided by operating activities in 2018 as compared to 2017 is primarily due to an increase in premiums driven by the 2018 Allianz 222 sales promotion. These impacts were partially offset by an increase in surrenders and loss-related payments.

The increase in net cash provided by investing activities activities in 2019 as compared to 2018 is driven by the transfer of assets to the separate account and higher proceeds from positive hedging results. The increase in net cash used in investing activities in 2018 as compared to 2017 is driven by lower net proceeds from negative hedging results.
The increase in net cash used in financing and miscellaneous activities is primarily due to an increase in 2019 dividend payment of $325 and partially offset by the net decrease in securities lending payables/borrowing. The decrease in net cash used from financing and miscellaneous activities is primarily due to no dividend payments made in 2018.
Risk-Based Capital
See Note 17 of the audited Statutory Financial Statements for information regarding the Risk-Based Capital (RBC). The Company's RBC ratio significantly exceeds required minimum thresholds as of December 31, 2019 and 2018.
Commitments
The following table summarizes certain contractual obligations and the Company’s expected commitments based on policyholder behavior assumptions by period as of December 31, 2019:

		In 1 year	After 1 year	After 3 years	After
	Total	or less	up to 3 years	up to 5 years	5 Years
Payments due
Policyholder liabilities	$145,322	8,438	17,326	17,323	102,235
Mortgage notes payable	51	10	21	20	—
Operating leases	3	1	2	1	—
Total payments due	$145,376	8,449	17,349	17,344	102,235
Policyholder liabilities include estimated claim and benefit, policy surrender and commission obligations offset by expected future deposits and premiums on in-force insurance policies and investment contracts in the Individual Annuities and Life

Selected Financial Data and Management's Discussion and Analysis

segments. We have excluded the separate account liabilities as these obligations are legally insulated from general account obligations and will be fully funded by cash flows from separate account assets. The obligations have not been discounted to present value. Estimated claim and benefit obligations are based upon mortality, morbidity and lapse assumptions comparable to historical experience. The results are based on assuming market growth and interest crediting consistent with other valuation assumptions. In contrast to this table, the majority of our obligations are recorded on the Balance Sheets at current account values or other prescribed measurements that are not directly related to liability cash flows. These obligations do not incorporate an expectation on future market growth, interest crediting, or future deposits. Therefore, due to the significance of the assumptions used, the amounts presented could materially differ from actual results.
Mortgage notes payable includes contractual principal and interest payments and therefore exceeds the amount shown in the Balance Sheet. See Note 7 of the audited Statutory Financial Statements for additional information.
Contingencies
See Note 21 of the audited Statutory Financial Statements for information regarding Contingencies.
Off-Balance Sheet Arrangements
The Company does not have any off-balance sheet transactions, arrangements or other relationships that management believes would be reasonably likely to have a material effect on the Company’s liquidity or the requirements for capital resources.
The Company utilizes exchange-traded futures to economically hedge certain product liabilities. Under this kind of transaction, the Company agrees to purchase a specified number of contracts and settles the variation margin with the counterparty on a daily basis in an amount equal to the change in the market value of the underlying contracts from the close of the previous trading day. The parties with whom the Company enters into the exchange-traded futures contracts are regulated futures commission’s merchants who are members of a trading exchange.
The Company is exposed to credit-related losses in the event of non-performance by counterparties under the terms of the futures contracts. The Company minimizes counterparty credit risk by establishing relationships only with counterparties rated BBB+ and higher. Given the credit ratings of the counterparties with which the Company transacts, the Company does not expect any counterparties to fail to meet their obligations. The Company has also executed Credit Support Annex (CSA) agreements with all active counterparties and requires a CSA from all new counterparties added to the Company’s counterparty pool. The CSA agreements further limit the Company’s counterparty credit risk by requiring the counterparty to post collateral to a segregated custodial account based on the net exposure to the Company.
As the Company’s futures transactions are executed through a regulated exchange, positions are marked-to-market and settled on a daily basis, and collateral is posted prior to execution of a transaction. The Company has minimal exposure to credit-related losses in the event of non-performance. The Company is required to post collateral for any futures, options and swap contracts that are executed. The amount of collateral required is determined by the exchange on which the contract is traded. Refer to Note 5 in the audited Statutory Financial Statements for additional information regarding derivative collateral posted.

Selected Financial Data and Management's Discussion and Analysis

Item 11(j).
Quantitative and Qualitative Disclosures about Market Risk
Market risk is the risk of the loss of fair value resulting from adverse changes in market rates and prices, such as interest rates and equity prices. Market risk is directly influenced by the volatility and liquidity in the markets in which the related underlying financial instruments are traded. Reference Note 4 of the audited Statutory Financial Statements for additional details on how we mitigate our market exposure risk and our overall risk management practices.
Sensitivity Analysis
To assess the impact of changes in interest rate and equity markets, we perform sensitivity tests. Sensitivity tests measure the instantaneous impact of a single hypothetical interest rate or equity price change on our income, or fair value of an asset or liability, while holding all other rates or prices constant. To assess interest rate risk, we perform a sensitivity test which instantaneously shocks interest rates across all maturities by a hypothetical 50 bps. To assess equity risk, we perform a sensitivity test which instantaneously shocks all equity prices by a hypothetical 15%.
Interest Rate Risk
One means of assessing exposure to interest rate changes is to measure the potential change in the statutory value of an asset due to a hypothetical change in interest rates of 50 bps across all maturities. We noted that under this model, with all other factors remaining constant, a 50 bps increase in interest rates would cause our post-tax income to decrease by $41 as of December 31, 2019.
We also examined the impact on post-tax income due to a hypothetical decrease in interest rates of 50 bps across all maturities. Under this model, with all other factors being constant, we estimated that such a decline would cause our post-tax income to increase by $20 as of December 31, 2019. Note that the impacts referenced reflect the net of economic hedge impact and does not include economic impact related to our fixed-income investment portfolio or economic changes in reserve calculations.
Equity Market Risk
One means of assessing exposure to changes in equity market prices is to estimate the potential changes in post-tax income from a hypothetical change in equity market prices of 15%. Under this model, with all other factors constant, we estimated that a decrease in equity market prices would cause our post-tax income to decrease by $472, while an increase in equity market prices would cause our post-tax income to decrease by $53 based on our equity exposure as of December 31, 2019. Note that the impacts referenced reflect the net of economic hedge impact and does not include economic impact related to our fixed-income investment portfolio or economic changes in reserve calculations.

Selected Financial Data and Management's Discussion and Analysis

For Service or More Information
You can review and copy information about us, the Separate Account, the prospectus and the Form N-4 SAI at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the Public Reference Room by calling (202) 551-8090.
The SEC also maintains a website (www.sec.gov). The prospectus, the Form N-4 SAI and other information about the Contract are available on the EDGAR database on the SEC’s website. If you do not have access to the website, you can get copies of information from the website upon payment of a duplication fee by writing to:
Public Reference Section of the Commission
100 F Street, NE
Washington, DC 20549
Our Service Center
If you need customer service (for Contract changes, information on Contract Values, requesting a withdrawal or transfer, changing your allocation instructions, etc.) please contact our Service Center at (800) 624-0197.
To send an application, a check for an additional Purchase Payment, or for general customer service, please mail to the appropriate address as follows:
Send an application or additional Purchase Payment with a check:	Send an application or general customer service without a check:
REGULAR MAIL	REGULAR MAIL
Allianz Life Insurance Company of North America NW5989 P.O. Box 1450 Minneapolis, MN 55485-5989	Allianz Life Insurance Company of North America P. O. Box 561 Minneapolis, MN 55440-0561

OVERNIGHT, CERTIFIED, OR REGISTERED MAIL	OVERNIGHT, CERTIFIED, OR REGISTERED MAIL
Allianz Life Insurance Company of North America NW5989 1801 Parkview Drive Shoreview, MN 55126	Allianz Life Insurance Company of North America 5701 Golden Hills Drive Golden Valley, MN 55416-1297

Checks sent to the wrong address for applications or additional Purchase Payments are forwarded to the 1801 Parkview Drive address listed above, which may delay processing.
For general customer service by email, please use this address: Contact.Us@allianzlife.com. To send information by email, please use this address: variableannuity@send.allianzlife.com. To send information over the web, please upload to your account on our website at: www.allianzlife.com. If you have questions about whether you can submit certain information by email or over the web, please contact our Service Center.
Until May 1, 2021, all dealers that effect transactions in these securities may be required to deliver a prospectus.

Allianz Index Advantage Income® Variable Annuity Prospectus – May 1, 2020

PART B – SAI
STATEMENT OF ADDITIONAL INFORMATION
ALLIANZ Index Advantage Income® VARIABLE ANNUITY
INDIVIDUAL FLEXIBLE PURCHASE PAYMENT VARIABLE AND INDEX-LINKED DEFERRED ANNUITY CONTRACT
Issued by
Allianz Life® Variable Account B (the Separate Account) and
Allianz Life Insurance Company of North America (Allianz Life, we, us, our)
This Statement of Additional Information (SAI) is incorporated by reference into the prospectus that has been filed as Part A of the Registration Statement. This SAI should be read in conjunction with the prospectus. Definitions of capitalized terms can be found in the glossary of the prospectus. The prospectus is incorporated in this SAI by reference.
The prospectus for the Contract concisely sets forth information that a prospective investor ought to know before investing. For a copy of the Contract’s prospectus, call or write us at:
Allianz Life Insurance Company of North America
P. O. Box 561
Minneapolis, MN 55440-0561
(800) 624-0197
Dated: May 1, 2020
IAINCSAI-0520

Allianz Index Advantage Income® Statement of Additional Information – May 1, 2020
 2

Allianz Life as Custodian
Allianz Life does not have a separate custodian for the assets owned through the Separate Account. Most mutual fund shares are not in certificated form, and as such, Allianz Life in effect acts as self-custodian for the non-certificated shares we own through the Separate Account.

Legal Opinions
Stewart D. Gregg, Senior Securities Counsel of Allianz Life, has provided legal advice on certain matters in connection with the issuance of the Contracts.

Distributor
Allianz Life Financial Services, LLC (ALFS), a wholly owned subsidiary of Allianz Life Insurance Company of North America, acts as the distributor of the contracts.
ALFS sells annuity contracts issued by Allianz Life primarily through “wholesaling,” in which ALFS sells contracts through a large group of mostly non-affiliated broker/dealer firms. Currently, ALFS has agreements with approximately 670 retail broker/dealers to sell its contracts.
We pay commissions for Contract sales. ALFS passes through most of the commissions it receives to the selling firms. ALFS received commissions for contracts issued under Allianz Life Variable Account B in the following amounts during the last three calendar years:
Calendar Year	Aggregate Amount of Commissions Paid to ALFS	Aggregate Amount of Commissions Retained by ALFS After Payments to Selling Firms
2017	$230,415,545.81	$0
2018	$221,519,279.49	$0
2019	$284,788,589.36	$0
As described in the prospectus, ALFS may pay marketing support payments to certain third-party firms for marketing our contracts. Currently, ALFS makes marketing support payments to approximately 57 broker-dealer firms and 1 Insurance Agency. These payments vary in amount. In 2019, the five firms receiving the largest payments, ranging from $813,265.66 to $8,093,011.32, are listed below. In addition, ALFS may make marketing support payments to investment advisory firms marketing the Contract.
Firm Name
LPL Financial
Wells Fargo Advisors – Wealth (ISG)
Wells Fargo Advisors (PCG)
Royal Alliance
Woodbury Financial Services, Inc.

Administrative Service Fees
Allianz Life contracts with Tata Consultancy Services (Tata) to perform certain administrative services as described in prospectus section 12, Other Information – Administration/Allianz Service Center. Allianz Life paid Tata the following amounts for these services during the last three calendar years:
Calendar Year	Total Paid to Tata
2017	$1,621,903
2018	$1,450,101
2019	$1,548,030

Allianz Index Advantage Income® Statement of Additional Information – May 1, 2020
 3

Federal Tax Status
NOTE: The following description is based upon our understanding of current federal income tax law applicable to annuities in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. We do not guarantee the tax status of the Contracts. Purchasers bear the complete risk that the Contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.
Annuity Contracts in General
Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized the importance of saving for retirement and provided special rules in the Internal Revenue Code (Code) for annuities.
These rules generally provide that you will not be taxed on any earnings on the money held in your annuity until you take the money out. This is called tax deferral. There are different rules regarding how you will be taxed, depending upon how you take the money out and whether the annuity is Qualified or Non-Qualified (see the following discussion in this section).
If you do not purchase the Contract under a tax qualified retirement plan, the Contract is referred to as a Non-Qualified Contract.
Taxation of Annuities in General
Section 72 of the Internal Revenue Code of 1986, as amended (the Code) governs taxation of annuities in general. An Owner is generally not taxed on increases in the value of a Contract until distribution occurs, either in the form of withdrawals or as Annuity Payments. For a full withdrawal (total redemption), a partial withdrawal, or a death benefit, the recipient is taxed on the portion of the payment that exceeds your investment in the Contract (often referred to as cost basis). For Non-Qualified Contracts, this cost basis is generally the Purchase Payments, while for Qualified Contracts there is generally no cost basis. The taxable portion of the withdrawal or annuity payment is taxed at ordinary income tax rates. For Non-Qualified Contracts, the taxable portion of a partial withdrawal is the portion of the payment considered to be gain in the Contract (for example, the difference, if any, between the Contract Value immediately before the withdrawal, unreduced by any withdrawal charges, and the Contract’s cost basis). For a full withdrawal, the amount received that exceeds the Contract’s cost basis is taxable. Withdrawals, whether partial or full, and annuity payments may also be subject to an additional federal tax equal to 10% of the taxable amount.
For Annuity Payments from Non-Qualified Contracts, the portion of each payment included in income is determined by an exclusion ratio. We determine the exclusion ratio for Annuity Payments by dividing the investment in the Contract (adjusted for any period certain or refund guarantee) by the expected return anticipated to be paid as Annuity Payments (which is determined by Treasury Regulations). We determine the amount of each Annuity Payment that is excluded from income by multiplying the Annuity Payment by the exclusion ratio. Annuity Payments received after the investment in the Contract has been recovered (for example, when the total of the amounts excluded from income equal the investment in the Contract) are fully taxable. The taxable portion of an Annuity Payment is taxed at ordinary income tax rates. Generally, Annuity Payments from Qualified Contracts are fully taxable. Annuity Payments that are qualified distributions from Roth IRAs are income tax free. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.
We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from us, and its operations form a part of Allianz Life.
Qualified Contracts
If you purchase the Contract as an IRA, Roth IRA or to fund a qualified retirement plan, the Contract is referred to as a Qualified Contract. Qualified Contracts are subject to special rules under the Code. Adverse tax consequences may result if contributions, distributions, and transactions in connection with the Qualified Contract do not comply with the law.
A Qualified Contract funded by an annuity does not provide any additional tax deferral. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for an IRA or qualified retirement plan. You should consult your tax adviser regarding these features and benefits before purchasing a Qualified Contract.

Allianz Index Advantage Income® Statement of Additional Information – May 1, 2020
 4

Types of Qualified Contracts
We may issue the following types of Qualified Contracts.
•	IRA. Section 408 of the Code permits eligible individuals to maintain IRAs. IRA contributions are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner’s income. Contributions may be tax deductible based on the Owner’s income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified retirement plans that are “rolled over” on a tax-deferred basis into an IRA. Purchasers of a Contract for use with IRAs have the right to revoke their purchase within seven days of the earlier of the establishment of the IRA or their purchase.
•	Roth IRA. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner’s income. Contributions are also limited or prohibited if the Owner’s income is above certain limits. Contributions must be made in cash or as a rollover or transfer from another Roth IRA.
Conversions to a Roth IRA from an IRA or other eligible qualified retirement plan are permitted regardless of an individual’s income. A conversion to a Roth IRA results in a taxable event, but not a 10% additional federal tax for early withdrawal if certain qualifications are met (please consult your tax adviser for more details).
Distributions from a Roth IRA generally are not subject to income tax if the Roth IRA has been held for five years (starting with the year in which the first contribution is made to any Roth IRA) and the Owner satisfies a triggering event such as attaining age 59 1⁄2, death, disability or a first time homebuyer (subject to a $10,000 lifetime limit).
Distribution before satisfying the five year period or triggering event requirement may subject the distribution to ordinary income tax and the 10% additional federal tax for early withdrawal. Please be aware that each Roth IRA conversion has its own five year holding period requirement.
•	Inherited IRA. The Code permits beneficiaries of investments that were issued under certain tax-qualified pension or retirement plans to directly transfer the death benefit from that investment into a variable annuity contract (Inherited IRA or Inherited Roth IRA Contract). Inherited IRA Contracts must satisfy the required minimum distribution rules that apply to a beneficiary.
Since you are the beneficiary of the previously held tax-qualified arrangement, you will become the Owner of the new Inherited IRA Contract. The ownership of this Contract must also reflect the name of the deceased previous owner. The purpose of the Inherited IRA Contract is to allow the Owner to change the funding vehicle and receive RMD payments instead of receiving a lump sum death benefit payment.
For a nonspouse beneficiary, the death benefit proceeds must be directly transferred into this Contract; they cannot be received by the nonspouse beneficiary and then applied to this Contract. A spouse beneficiary may receive the death benefit proceeds and then roll the funds into an Inherited IRA Contract within 60 days of receiving the proceeds. A beneficiary can apply the death benefit proceeds from multiple tax-qualified investments that were owned by the same decedent to the purchase of an Inherited IRA Contract. We will not accept any other forms of Purchase Payment on an Inherited IRA Contract. Once an Inherited IRA Contract is established, no further Purchase Payments can be made.
We do not allow any optional benefit that would provide guaranteed income for life or for a period longer than the Owner’s life expectancy to be added to an Inherited IRA Contract.
•	Simplified Employee Pension (SEP) IRA. Employers may establish Simplified Employee Pension (SEP) IRAs under Code Section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general rules governing IRAs, such plans are subject to additional requirements and different contribution limits.
Qualified Retirement Plans: Pension and Profit-Sharing Plans. A qualified plan is a retirement or pension plan that meets the requirements for tax qualification under the Code. Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees are not included in the gross income of the employee until distributed from the plan. The tax consequences to participants may vary, depending upon the particular plan design. However, the Code places limitations and restrictions on all plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. Participant loans are not allowed under the Contracts purchased in connection with these plans.

Allianz Index Advantage Income® Statement of Additional Information – May 1, 2020
 5

If the Contract is an investment for assets of a qualified plan under Section 401 of the Code, the plan is both the Owner and the Beneficiary. The authorized signatory or plan trustee for the plan must make representations to us that the plan is qualified under the Code on the Issue Date and is intended to continue to be qualified for the entire Accumulation Phase of the Contract, or as long as the qualified plan owns the Contract. The qualified plan may designate a third party administrator to act on its behalf. All tax reporting is the responsibility of the plan. In the event the qualified plan instructs us to roll the plan assets into an IRA for the Annuitant under this Contract, we change the qualification type of the Contract to an IRA and make the Annuitant the Owner. The qualified plan is responsible for any reporting required for the rollover transactions out of the plan. We are responsible for any reporting required for the Contract as an IRA.
Purchasers of Contracts for use with pension or profit-sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment. We may choose not to allow pension or profit-sharing plans to purchase this Contract.
Purchasing a Qualified Contract
The Contract is designed to be used under various types of qualified plans. Because of the minimum Purchase Payment requirements, these Contracts may not be appropriate for some periodic payment retirement plans. Taxation of participants in each Qualified Contract varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Contract may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. We are not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless we specifically consent to be bound. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.
The tax rules regarding qualified plans are very complex and have differing applications, depending on individual facts and circumstances. Each purchaser should obtain competent tax advice before purchasing a Contract issued under a qualified plan.
On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by us in connection with qualified plans may utilize annuity tables that do not differentiate on the basis of sex.
Generally, Contracts issued pursuant to qualified plans are not transferable except upon withdrawal or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to withdrawals from Qualified Contracts.
Distributions – Qualified Contracts
Distributions from Qualified Contracts are subject to ordinary income tax. Special rules may apply to withdrawals from certain types of Qualified Contracts, including Roth IRAs. You should consult with your qualified plan sponsor and tax adviser to determine how these rules affect the distribution of your benefits.

Allianz Index Advantage Income® Statement of Additional Information – May 1, 2020
 6

Section 72(t) of the Code provides that any amount received under a Qualified Contract, which is included in income, may be subject to an additional federal tax. The amount of the additional federal tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the additional federal tax. There is an exception to this 10% additional federal tax for:
1)	distributions made on or after the date you (or the Annuitant as applicable) reach age 59 1⁄2;
2)	distributions following your death or disability (or the Annuitant as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code);
3)	distributions paid in a series of substantially equal payments made annually (or more frequently) for your life (or life expectancy) or joint lives of you and your designated Beneficiary;
4)	distributions made to you after separation from service after reaching age 55 (does not apply to IRAs);
5)	distributions made to you to the extent such distributions do not exceed the amount allowed as a deduction under Code Section 213 for amounts paid during the tax year for medical care;
6)	distributions made on account of an IRS levy upon the Qualified Contract;
7)	distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for you and your spouse and dependents if you have received unemployment compensation for at least 12 weeks (this exception will no longer apply after you have been re-employed for at least 60 days);
8)	distributions from an IRA made to you, to the extent such distributions do not exceed your qualified higher education expenses (as defined in Section 72(t)(7) of the Code) for the tax year;
9)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Section 72(t)(8) of the Code);
10)	distributions made to an alternate Payee pursuant to a qualified domestic relations order (does not apply to an IRA);
11)	distributions made to a reservist called to active duty after September 11, 2001, for a period in excess of 179 days (or for an indefinite period), from IRAs or amounts attributable to elective deferrals under a 401(k) plan made during such active period; and
12)	distributions made during the payment period starting on the birth of a child or the finalization of an adoption (up to $5,000).
With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of the Annuitant attaining age 59 1⁄2 or the close of the five year period that began on the date the first payment was received, then the tax for the year of the modification is increased by the 10% additional federal tax, plus interest for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% additional federal tax and interest for the period as described above. You should obtain competent tax advice before you take any partial withdrawals from your Contract. Adding Purchase Payments to a Contract that is making substantially equal periodic payments will also result in a modification of the payments.
For 2020 only, the Coronavirus Aid, Relief, and Economic Security (CARES) Act, permits corona-virus related distributions from Qualified Cntracts and IRAs up to an aggregate amount of $100,000. This type of distribution is an exception to the 10% federal additional tax. To qualify for the distribution, generally you, your spouse, or dependent must have been diagnosed with the virus, or you were affected economically in certain ways because of the virus. The tax associated with the distributions may be paid ratably over three years, beginning with the 2020 tax year. The CARES Act also allows you to recontribute the amount you withdrew to an eligible retirement plan (to which you can make a rollover contribution) in one or more payments within three years.
Distributions from a Qualified Contract must commence no later than the required beginning date. For Roth IRAs, no distributions are required during the Owner’s lifetime. For IRAs other than Roth IRAs, the required beginning date is April 1 of the calendar year following the year in which you attain age 72 (or age 70  1⁄2 if you reached this age prior to January 1, 2020). Under a qualified plan, the required beginning date is generally April 1 of the calendar year following the later of the calendar year in which you reach age 72 (or age 70  1⁄2 if you reached this age prior to January 1, 2020) or retire. The CARES Act also waived RMD for 2020. There is also no RMD required for an individual who reached age 70  1⁄2 in 2019 and did not have the RMD distributed in 2019.
Generally, RMDs must be made over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated Beneficiary. If the RMDs are not made, a 50% additional

Allianz Index Advantage Income® Statement of Additional Information – May 1, 2020
 7

federal tax is imposed as to the amount not distributed. If you are attempting to satisfy these rules through partial withdrawals, the present value of future benefits provided under the Contract may need to be included in calculating the amount required to be distributed.
Inherited IRA Contracts. The Setting Every Community Up for Retirement (SECURE) Act (contained within the Further Consolidated Appropriations Act enacted December 20, 2019) made significant changes to the payment options available to beneficiaries of IRA owners who die on or after January 1, 2020. With some exceptions, these IRA beneficiaries must receive their entire death benefit by December 31 following the tenth anniversary of the IRA owner’s death.
The payments options for beneficiaries of IRA contracts differ depending on several factors, including whether a beneficiary is an Eligible Designated Beneficiary (EDB). An EDB includes any beneficiary of the deceased IRA owner who at time of death is: 1) the surviving spouse, 2) not more than ten years younger than the IRA owner, 3) a minor child of the IRA owner, 4) chronically ill, or 5) disabled. EDB status is determined at the IRA owner’s death.
If you are an EDB, then you can begin RMD payments based on your single life expectancy (“stretch payments”) in the year following the deceased owner’s death. You must begin to receive these RMD payments by December 31 of the year following the deceased owner’s death (but see the exception for a spouse beneficiary below). If you are an EDB that elected to receive payments over your life expectancy, once you die, then your beneficiary must receive their entire death benefit by December 31 following the tenth anniversary of your death.
For a minor child beneficiary, the payments based on life expectancy may continue only until the minor child reaches the age of majority. The minor child beneficiary must receive their entire death benefit by December 31 following the tenth anniversary of reaching the age of majority.
If you were the spouse beneficiary of the deceased owner’s IRA contract and your spouse had not yet reached the date at which he/she was required to begin receiving RMD payments (treating a Roth IRA as a traditional IRA for this purpose only), then you can wait to begin receiving RMD payments until the year that your spouse would have reached age 72. Alternatively, if the deceased owner had already reached the date at which he/she was required to begin receiving RMD payments, you must begin to receive these RMD payments by December 31 of the year following the deceased owner’s death.
If you are a designated beneficiary (generally an individual), but are not an EDB, the entire death benefit must be distributed by December 31 after the tenth anniversary of the IRA owner’s death. If you die before the end of the ten year period and the entire death benefit has not been distributed, your beneficiary must receive the entire death benefit by the same date you would have been required to receive the death benefit.
If the beneficiary of the IRA is a trust, current Treasury Regulations provide “see-through” treatment for trusts that meet certain requirements. If such treatment applies, the beneficiary of the trust, rather than the trust itself will be treated as having been designated as beneficiaries of the IRA for purposes of determining the distribution period for RMD payments. Due to the changes made by SECURE, there is uncertainty regarding which distribution options are available when a trust is the beneficiary of an IRA. Clarification of situations involving trust beneficiaries is expected to be provided when the Treasury Department releases applicable regulations. Individuals are encouraged to seek guidance from their own tax professional or legal counsel to determine how these new rules apply to their particular situation.
If the IRA beneficiary is not a “designated beneficiary” (e.g., beneficiary is an estate, charity, or a trust that does not meet the requirements for “see-through” treatment), then the payment options are unchanged by the SECURE Act. If the IRA owner had not yet reached the date at which he/she was required to begin receiving RMD payments (treating a Roth IRA as a traditional IRA for this purpose only), then these IRA beneficiaries must receive their entire death benefit by December 31 following the fifth anniversary of the IRA owner’s death. Alternatively, if the deceased owner had already reached the date at which he/she was required to begin receiving RMD payments, these IRA beneficiaries can begin RMD payments based on the single life expectancy of the owner in the year of the deceased owner’s death, reduced by one. These beneficiaries must begin to receive these RMD payments by December 31 of the year following the deceased owner’s death.
The SECURE Act impacts situations when the IRA owner died before January 1, 2020 and the beneficiary had elected stretch payments. In this situation, the stretch payments can continue to the beneficiary, but once that beneficiary dies, the successor beneficiary must receive any remaining death benefit by December 31 following the tenth anniversary of the original beneficiary’s death.

Allianz Index Advantage Income® Statement of Additional Information – May 1, 2020
 8

The SECURE Act may limit the annuitization options that a beneficiary may elect at the IRA owner’s death to comply with the new death benefit payment rules. Also, if an IRA owner elected an annuitization option and then dies, action may be needed by the beneficiary if any remaining annuity payments do not comply with the new death benefit payment rules for a beneficiary.
Distributions – Non-Qualified Contracts
You, as an individual Owner, generally will not be taxed on increases in the value of the Contract until an actual or deemed distribution occurs – either as a withdrawal or as Annuity Payments.
Section 72 of the Code governs treatment of distributions. When a withdrawal from a Non-Qualified Contract occurs, the amount received will generally be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value immediately before the distribution over your investment in the Contract (generally, the Purchase Payments or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. Income Payments are treated as partial withdrawals. In the case of a full withdrawal under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds your investment in the Contract.
If you annuitize the Contract, different rules apply. Periodic installments (for example, Annuity Payments) scheduled to be received at regular intervals (for example, monthly) after you annuitize the Contract should be treated as annuity payments (and not withdrawals) for tax purposes. A portion of each Annuity Payment may be treated as a partial return of your Purchase Payment and will not be taxed. The remaining portion of the payment will be treated as ordinary income. How the Annuity Payment is divided between taxable and non-taxable portions depends upon the period over which we expect to make the payments. Once we have paid your total Purchase Payment(s), the entire Annuity Payment is taxable as ordinary income.
Section 72 of the Code further provides that any amount received under an annuity contract, which is included in income, may be subject to an additional federal tax. The amount of the additional federal tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the additional federal tax. There is an exception to this 10% additional federal tax for amounts:
1)	paid on or after you reach age 59 1⁄2;
2)	paid after you die;
3)	paid if you become totally disabled (as that term is defined in Section 72(m)(7) of the Code);
4)	paid in a series of substantially equal payments made annually (or more frequently) for your life (or life expectancy) or joint lives of you and your designated Beneficiary;
5)	paid as annuity payments under an immediate annuity; or
6)	that come from Purchase Payments made before August 14, 1982.
With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1⁄2 or the close of the five year period that began on the date the first payment was received, then the tax for the year of the modification is increased by the 10% additional federal tax, plus interest, for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% additional federal tax and interest for the period as described above. Adding Purchase Payments to a Contract that is making substantially equal periodic payments will also result in a modification of the payments.
Required Distributions
Section 72(s) of the Code requires that, to be treated as an annuity contract for federal income tax purposes, a Non Qualified Contract must contain certain provisions regarding distributions when an Owner dies. Specifically, Section 72(s) requires that: (a) if an Annuitant dies on or after you annuitize the Contract, but before distribution of the entire Contract’s interest, the entire Contract’s interest must be distributed at least as rapidly as under the distribution method being used as of the Annuitant’s date of death; and (b) if any Owner (or the Annuitant if the Owner is a non-individual) dies before you annuitize the Contract, the Contract’s entire interest must be distributed within five years after the Owner’s date of death. These requirements are satisfied as to any part of an Owner’s interest that is payable to, or for the benefit of, a designated Beneficiary and distributed over the designated Beneficiary’s life, or over a period not extending beyond that Beneficiary’s life expectancy, provided that distributions begin within one year of the Owner’s death. The designated Beneficiary refers

Allianz Index Advantage Income® Statement of Additional Information – May 1, 2020
 9

to an individual designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the deceased Owner’s surviving spouse, the surviving spouse can continue the Contract as the new Owner.
Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements.
Other rules may apply to Qualified Contracts.
Diversification
Code Section 817(h) and accompanying Treasury Department Regulations imposes diversification standards on the assets underlying variable annuity contracts. The Code provides that a variable annuity contract cannot be treated as an annuity contract for any period during which its investments are not adequately diversified as required by the United States Treasury Department. If the Contract no longer qualifies as an annuity contract, you would be subject to federal income tax each year with respect to Contract earnings accrued. We intend that all variable investment options be managed by the investment advisers so that they comply with these diversification standards.
Owner Control
The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which an Owner’s control of the Separate Account’s investments may cause the Owner to be treated as the owner of the Separate Account’s assets, which would cause the Contract to lose its favorable tax treatment. In certain circumstances, variable annuity contract owners have been considered for federal income tax purposes to be the owners of the separate account’s assets, due to their ability to exercise investment control over those assets. In this case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area and some of our Contract’s features, such as the flexibility of an Owner to allocate Purchase Payments and transfer amounts among any available variable investment options have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the owner of the Separate Account assets.
Contracts Owned by Non-Individuals
When a Non-Qualified Contract is owned by a non-individual (other than a trust holding the Contract as an agent for an individual), the Contract is not generally treated as an annuity for tax purposes. This means that the Contract may not receive the benefits of tax deferral and Contract earnings may be taxed as ordinary income every year.
Annuity Purchases by Nonresident Aliens and Foreign Corporations
The preceding discussion provides general information regarding federal income tax consequences to Owners that are U.S. citizens or residents. Owners that are not U.S. citizens or residents are generally subject to 30% federal withholding tax on distributions, unless a lower treaty rate applies. In addition, Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Owners’ country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase. We currently do not issue Contracts to nonresident aliens or foreign entities (such as corporations and trusts).
Income Tax Withholding
Any part of a distribution that is included in the Owner’s gross income is subject to federal income tax withholding. Generally, we withhold amounts from periodic payments at the same rate as wages, and we withhold 10% from non-periodic payments. However, in most cases, you may elect not to have taxes withheld or to have withholding done at a different rate.
Certain distributions from retirement plans qualified under Code Section 401, that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% federal income tax withholding. The 20% withholding requirement generally does not apply to:
•	a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated Beneficiary, or for a specified period of ten years or more; or
•	required minimum distributions; or
•	any part of a distribution not included in gross income (for example, returns of after-tax contributions); or

Allianz Index Advantage Income® Statement of Additional Information – May 1, 2020
 10

•	hardship withdrawals.
Participants should consult a tax adviser regarding withholding requirements.
Multiple Contracts
Code Section 72(e)(12) provides that multiple Non-Qualified deferred annuity contracts issued within the same calendar year to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining a distribution’s tax consequences. This treatment may result in adverse tax consequences, including more rapid taxation of distributions from combined contracts. For purposes of this rule, contracts received in a Section 1035 exchange are considered issued in the year of the exchange. You should consult a tax adviser before purchasing more than one Non-Qualified Contract in any calendar year period.
Partial 1035 Exchanges
Code Section 1035 provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract (as opposed to a partial exchange) would be accorded tax-free status. IRS guidance however, confirmed that the direct transfer of a part of an annuity contract into another annuity contract can qualify as a non-taxable exchange. IRS guidance provides that this direct transfer can go into an existing annuity contract as well as a new annuity contract. If you perform a partial 1035 exchange, please be aware that no distributions or withdrawals can occur from the old or new annuity contract within 180 days of the partial exchange, unless you qualify for an exception to this rule. IRS guidance also provides that certain partial exchanges may not qualify as tax-free exchanges. Therefore, Owners should consult their own tax advisers before partial exchanging an annuity contract.
Assignments, Pledges and Gratuitous Transfers
Any assignment or pledge (or agreement to assign or pledge) the Contract Value is treated for federal income tax purposes as a full withdrawal.
The Contract will not qualify for tax deferral while the assignment or pledge is effective.
Qualified Contracts generally cannot be assigned or pledged. For Non-Qualified Contracts, the Contract’s cost basis is increased by the amount includible as income with respect to such amount or portion, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than their spouse (or to a former spouse incidental to divorce), the Owner is taxed on the difference between his or her Contract Value and the Contract’s cost basis at the time of transfer and for each subsequent year until the assignment is released. In such case, the transferee’s investment in the Contract is increased to reflect the increase in the transferor’s income.
The transfer or assignment of Contract ownership, the designation of an Annuitant, the selection of certain Annuity Dates, or a Contract exchange may result in other tax consequences that are not discussed here. An Owner should consult a tax adviser before requesting a transfer, assignment, or exchange.
Death Benefits
Generally, any death benefit is taxable to the recipient as ordinary income. The rules governing the taxation of payments from an annuity contract generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as Annuity Payments.
Spousal Continuation and the Federal Defense of Marriage Act (DOMA)
Before June 26, 2013, pursuant to Section 3 of DOMA, same-sex marriages were not recognized for purposes of federal law. On that date, the U.S. Supreme Court held in United States v. Windsor that Section 3 of DOMA is unconstitutional. Valid same-sex marriages are now recognized under federal law for tax purposes.
The IRS has clarified its position regarding when a same-sex marriage will be recognized for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same-sex marriage, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Depending on the state in which your Contract is issued, we may offer certain spousal benefits to same-sex civil union couples, domestic partners or

Allianz Index Advantage Income® Statement of Additional Information – May 1, 2020
 11

spouses. You should be aware, however, that, if state law does not recognize the civil union or registered domestic partnership as a marriage, we cannot permit the surviving partner/spouse to continue the Contract within the meaning of the federal tax law.
Same-sex civil union couples, domestic partners and spouses should contact their financial professional and a qualified tax adviser regarding their personal tax situation, the implications of any Contract benefits based on a spousal relationship, and their partner’s/spouse’s rights and benefits under the Contract.
Federal Estate Taxes
While no attempt is being made to discuss the Contract’s federal estate tax implications, an Owner should keep in mind the annuity contract’s value payable to a Beneficiary upon the Owner’s death is included in the deceased Owner’s gross estate. Depending on the annuity contract, the annuity’s value included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary, or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.
Generation-Skipping Transfer Tax
The Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations may require us to deduct this tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
Foreign Tax Credits
We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under the federal tax law.
Possible Tax Law Changes
Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the Contract’s tax treatment could change. Consult a tax adviser with respect to legislative or regulatory developments and their effect on the Contract.
We have the right to modify the Contract in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment that annuity owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

Allianz Index Advantage Income® Statement of Additional Information – May 1, 2020
 12

Annuity Payments
We base Annuity Payments on your Contract Value. We guarantee the dollar amount of Annuity Payments (equal installments) and this amount does not change except as provided under Annuity Option 3. The Contract Value you apply to Annuity Payments is placed in our general account. Annuity Payments are based on an interest rate and mortality table specified in your Contract. These rates are guaranteed and we cannot use lower rates.
Annuity Payments end upon the earliest of the following.
•	Under Annuity Options 1 and 3, the death of the last surviving Annuitant.
•	Under Annuity Options 2 and 4, the death of the last surviving Annuitant and expiration of the guaranteed period.
•	Under Annuity Option 5, the death of the Annuitant and payment of any lump sum refund.
•	When the Contract ends.
Annuity Payment Options
The Annuity Payment Options are briefly described in prospectus section 8 – The Annuity Phase, and we included additional information that you may find helpful here.
Option 1. Life Annuity. We make Annuity Payments during the life of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. If the Annuitant dies shortly after the Annuity Date, the Payee may receive less than your investment in the Contract. If we convert your single Income Payments to Annuity Payments under this option, on the Annuity Date we will establish a “remaining value” equal to your Contract Value. Each Annuity Payment will reduce the remaining value by the dollar amount paid. Upon the death of the Annuitant, we will pay any remaining value to the named Beneficiary(s).
Option 2. Life Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the life of the Annuitant. If the Annuitant dies before the end of the selected guaranteed period, we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(s). If the Annuitant dies after the selected guaranteed period, the last payment is the one that is due before the Annuitant’s death.
Option 3. Joint and Last Survivor Annuity. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant, at a level of 100%, 75% or 50% of the previous amount, as selected by the Owner. Annuity Payments stop with the last payment that is due before the last surviving joint Annuitant’s death. If both Annuitants die shortly after the Annuity Date, the Payee may receive less than your investment in the Contract. If we convert your joint Income Payments to Annuity Payments under this option, on the Annuity Date we will establish a “remaining value” equal to your Contract Value. Each Annuity Payment will reduce the remaining value by the dollar amount paid. Upon the death of the last surviving Annuitant, we will pay any remaining value to the named Beneficiary(s).
Option 4. Joint and Last Survivor Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments continue to the Payee during the lifetime of the surviving joint Annuitant at 100% of the amount that was paid when both Annuitants were alive. However, if both joint Annuitants die before the end of the selected guaranteed period, we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(s). If the Annuitant dies after the selected guaranteed period, the last payment is the one that is due before the Annuitant’s death.
Option 5. Refund Life Annuity. We make Annuity Payments during the lifetime of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. After the Annuitant’s death, the Payee may receive a lump sum refund. The refund is equal to the amount applied to this Annuity Option minus the total of all Annuity Payments made under this option.

Allianz Index Advantage Income® Statement of Additional Information – May 1, 2020
 13

Appendix A – Death of the Owner and/or Annuitant
The following tables are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract.
Upon the Death of a Sole Owner

Action if the Contract is in the Accumulation Phase

•	We pay a death benefit to the Beneficiary unless the Beneficiary is the surviving spouse and continues the Contract. The Income Benefit and any Income Payments will also end unless the Beneficiary is both a surviving spouse and either an Eligible Person (if Income Payments have not begun) or a Covered Person (if Income Payments have begun). For a description of the death benefit and payout options, see prospectus section 10, Death Benefit - Death Benefit Payment Options During the Accumulation Phase.
•	If the deceased Owner was a Determining Life and the surviving spouse Beneficiary continues the Contract:
–	we increase the Contract Value to equal the Guaranteed Death Benefit Value if greater and available, and the death benefit ends,
–	the surviving spouse becomes the new Owner,
–	if Income Payments have not begun the Accumulation Phase continues,
–	if Income Payments have begun, they can only continue if the surviving spouse is a Covered Person; otherwise the Income Benefit ends, and
–	upon the surviving spouse’s death, his or her Beneficiary(s) receives the Contract Value.
•	If the deceased Owner was not the Determining Life the Traditional Death Benefit or Maximum Anniversary Value Death Benefit ends and the Beneficiary(s) receive the Contract Value.
Action if the Contract is in the Annuity Phase

•	The Beneficiary becomes the Payee. If we are still required to make Annuity Payments under the selected Annuity Option, the Beneficiary also becomes the new Owner.
•	If the deceased was not an Annuitant, Annuity Payments to the Payee continue. No death benefit is payable.
•	If the deceased was the only surviving Annuitant, Annuity Payments end or continue as follows.
–	Annuity Option 1 or 3, payments end. If Income Payments were converted to Annuity Payments under one of these Annuity Options, we will also pay any remaining value to the named Beneficiary(s).
–	Annuity Option 2 or 4, payments end when the guaranteed period expires.
–	Annuity Option 5, payments end and the Payee may receive a lump sum refund.
•	If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.

Allianz Index Advantage Income® Statement of Additional Information – May 1, 2020
Appendix A
 14

UPON THE DEATH OF A JOINT OWNER

Action if the Contract is in the Accumulation Phase

•	The surviving Joint Owner is the sole primary Beneficiary. If the Joint Owners were spouses there may also be contingent Beneficiaries.
•	We pay a death benefit to the surviving Joint Owner unless he or she is the surviving spouse and continues the Contract. The Income Benefit and any Income Payments will also end unless the surviving Joint Owner is both a surviving spouse and either an Eligible Person (if Income Payments have not begun) or a Covered Person (if Income Payments have begun). For a description of the death benefit and payout options, see prospectus section 10, Death Benefit - Death Benefit Payment Options During the Accumulation Phase.
•	If the deceased Joint Owner was a Determining Life and the surviving spouse/Joint Owner continues the Contract:
–	we increase the Contract Value to equal the Guaranteed Death Benefit Value if greater and available, and the death benefit ends,
–	the surviving spouse/Joint Owner becomes the new sole Owner,
–	if Income Payments have not begun the Accumulation Phase continues,
–	if Income Payments have begun, they can only continue if the surviving spouse/Joint Owner is also a Covered Person; otherwise the Income Benefit ends, and
–	upon the surviving spouse/Joint Owner’s death, his or her Beneficiary(s) receives the Contract Value.
•	If the deceased Joint Owner was not a Determining Life the Traditional Death Benefit or Maximum Anniversary Value Death Benefit ends and the Beneficiary(s) receive the Contract Value.
Action if the Contract is in the Annuity Phase

•	If we are still required to make Annuity Payments under the selected Annuity Option, the surviving Joint Owner becomes the sole Owner.
•	If the deceased was not an Annuitant, Annuity Payments to the Payee continue. No death benefit is payable.
•	If the deceased was the only surviving Annuitant, Annuity Payments end or continue as follows.
–	Annuity Option 1 or 3, payments end. If Income Payments were converted to Annuity Payments under one of these Annuity Options, we will also pay any remaining value to the named Beneficiary(s).
–	Annuity Option 2 or 4, payments end when the guaranteed period expires.
–	Annuity Option 5, payments end and the Payee may receive a lump sum refund.
•	If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.

UPON THE DEATH OF THE ANNUITANT DURING THE ANNUITY PHASE AND THERE IS A SURVIVING JOINT ANNUITANT

•	Only Annuity Options 3 and 4 allow joint Annuitants. Under Annuity Options 3 and 4, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant and, for Annuity Option 4, during any remaining guaranteed period of time. If Income Payments were converted to Annuity Payments under Annuity Option 3, we will also pay any remaining value to the named Beneficiary(s).
•	No death benefit is payable.
•	If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a sole Owner, the Beneficiary becomes the new Owner.
•	If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a Joint Owner, the surviving Joint Owner becomes the sole Owner.

Allianz Index Advantage Income® Statement of Additional Information – May 1, 2020
Appendix A
 15

Appendix B – Previous Versions of the Income Benefit Supplement
ALLIANZ INDEX ADVANTAGE INCOME® VARIABLE ANNUITY
Issued by
Allianz Life Insurance Company of North America and Allianz Life Variable Account B
Following is a consolidation of the information provided in the Income Benefit Supplements that were effective from August 20, 2018 through January 1, 2019 that offered the Income Benefit (08.18) with the prospectus dated August 20, 2018. The benefit version identifier, for example (08.18), is located in your rider.
Income Payment waiting period	1 Index Year

Eligible Person’s Age (or younger Eligible Person’s age for joint Income Payments)	Income Percentages				Income Percentage Increases
	Level Income		Increasing Income
	Single Income Payments	Joint Income Payments	Single Income Payments	Joint Income Payments
0-50	4.00%	3.50%	3.00%	2.50%	0.25%
51	4.10%	3.60%	3.10%	2.60%	0.25%
52	4.20%	3.70%	3.20%	2.70%	0.25%
53	4.30%	3.80%	3.30%	2.80%	0.25%
54	4.40%	3.90%	3.40%	2.90%	0.25%
55	4.50%	4.00%	3.50%	3.00%	0.30%
56	4.60%	4.10%	3.60%	3.10%	0.30%
57	4.70%	4.20%	3.70%	3.20%	0.30%
58	4.80%	4.30%	3.80%	3.30%	0.30%
59	4.90%	4.40%	3.90%	3.40%	0.30%
60	5.00%	4.50%	4.00%	3.50%	0.35%
61	5.10%	4.60%	4.10%	3.60%	0.35%
62	5.20%	4.70%	4.20%	3.70%	0.35%
63	5.30%	4.80%	4.30%	3.80%	0.35%
64	5.40%	4.90%	4.40%	3.90%	0.35%
65	5.50%	5.00%	4.50%	4.00%	0.40%
66	5.60%	5.10%	4.60%	4.10%	0.40%
67	5.70%	5.20%	4.70%	4.20%	0.40%
68	5.80%	5.30%	4.80%	4.30%	0.40%
69	5.90%	5.40%	4.90%	4.40%	0.40%
70	6.00%	5.50%	5.00%	4.50%	0.45%
71	6.10%	5.60%	5.10%	4.60%	0.45%
72	6.20%	5.70%	5.20%	4.70%	0.45%
73	6.30%	5.80%	5.30%	4.80%	0.45%
74	6.40%	5.90%	5.40%	4.90%	0.45%
75	6.50%	6.00%	5.50%	5.00%	0.50%
76	6.60%	6.10%	5.60%	5.10%	0.50%
77	6.70%	6.20%	5.70%	5.20%	0.50%
78	6.80%	6.30%	5.80%	5.30%	0.50%
79	6.90%	6.40%	5.90%	5.40%	0.50%
80+	7.00%	6.50%	6.00%	5.50%	0.55%

Allianz Index Advantage Income® Statement of Additional Information – May 1, 2020
Appendix B
 16

ALLIANZ INDEX ADVANTAGE INCOMESM VARIABLE ANNUITY
Issued by
Allianz Life Insurance Company of North America and Allianz Life Variable Account B
Following is a consolidation of the information provided in the Income Benefit Supplements that were effective from:
•	January 2, 2019 through July 1, 2019 that offered the Income Benefit (01.19) with the prospectuses dated August 20, 2018 and April 29, 2019.
•	September 17, 2019 through April 6, 2020 that offered the Income Benefit (09.19) with the prospectuses dated April 29, 2019 and November 18, 2019.

Income Payment waiting period	1 Index Year

Eligible Person’s Age (or younger Eligible Person’s age for joint Income Payments)	Income Percentages				Income Percentage Increases
	Level Income		Increasing Income
	Single Income Payments	Joint Income Payments	Single Income Payments	Joint Income Payments
0-50	4.20%	3.70%	3.20%	2.70%	0.25%
51	4.30%	3.80%	3.30%	2.80%	0.25%
52	4.40%	3.90%	3.40%	2.90%	0.25%
53	4.50%	4.00%	3.50%	3.00%	0.25%
54	4.60%	4.10%	3.60%	3.10%	0.25%
55	4.70%	4.20%	3.70%	3.20%	0.30%
56	4.80%	4.30%	3.80%	3.30%	0.30%
57	4.90%	4.40%	3.90%	3.40%	0.30%
58	5.00%	4.50%	4.00%	3.50%	0.30%
59	5.10%	4.60%	4.10%	3.60%	0.30%
60	5.20%	4.70%	4.20%	3.70%	0.35%
61	5.30%	4.80%	4.30%	3.80%	0.35%
62	5.40%	4.90%	4.40%	3.90%	0.35%
63	5.50%	5.00%	4.50%	4.00%	0.35%
64	5.60%	5.10%	4.60%	4.10%	0.35%
65	5.70%	5.20%	4.70%	4.20%	0.40%
66	5.80%	5.30%	4.80%	4.30%	0.40%
67	5.90%	5.40%	4.90%	4.40%	0.40%
68	6.00%	5.50%	5.00%	4.50%	0.40%
69	6.10%	5.60%	5.10%	4.60%	0.40%
70	6.20%	5.70%	5.20%	4.70%	0.45%
71	6.30%	5.80%	5.30%	4.80%	0.45%
72	6.40%	5.90%	5.40%	4.90%	0.45%
73	6.50%	6.00%	5.50%	5.00%	0.45%
74	6.60%	6.10%	5.60%	5.10%	0.45%
75	6.70%	6.20%	5.70%	5.20%	0.50%
76	6.80%	6.30%	5.80%	5.30%	0.50%
77	6.90%	6.40%	5.90%	5.40%	0.50%
78	7.00%	6.50%	6.00%	5.50%	0.50%
79	7.10%	6.60%	6.10%	5.60%	0.50%
80+	7.20%	6.70%	6.20%	5.70%	0.55%

Allianz Index Advantage Income® Statement of Additional Information – May 1, 2020
Appendix B
 17

ALLIANZ INDEX ADVANTAGE INCOMESM VARIABLE ANNUITY
Issued by
Allianz Life Insurance Company of North America and Allianz Life Variable Account B
Following is a consolidation of the information provided in the Income Benefit Supplements that were effective from July 2, 2019 through September 16, 2019 and used with the prospectus dated April 29, 2019.
Income Payment waiting period	1 Index Year

Eligible Person’s Age (or younger Eligible Person’s age for joint Income Payments)	Income Percentages				Income Percentage Increases
	Level Income		Increasing Income
	Single Income Payments	Joint Income Payments	Single Income Payments	Joint Income Payments
0-50	4.70%	4.20%	3.70%	3.20%	0.25%
51	4.80%	4.30%	3.80%	3.30%	0.25%
52	4.90%	4.40%	3.90%	3.40%	0.25%
53	5.00%	4.50%	4.00%	3.50%	0.25%
54	5.10%	4.60%	4.10%	3.60%	0.25%
55	5.20%	4.70%	4.20%	3.70%	0.30%
56	5.30%	4.80%	4.30%	3.80%	0.30%
57	5.40%	4.90%	4.40%	3.90%	0.30%
58	5.50%	5.00%	4.50%	4.00%	0.30%
59	5.60%	5.10%	4.60%	4.10%	0.30%
60	5.70%	5.20%	4.70%	4.20%	0.35%
61	5.80%	5.30%	4.80%	4.30%	0.35%
62	5.90%	5.40%	4.90%	4.40%	0.35%
63	6.00%	5.50%	5.00%	4.50%	0.35%
64	6.10%	5.60%	5.10%	4.60%	0.35%
65	6.20%	5.70%	5.20%	4.70%	0.40%
66	6.30%	5.80%	5.30%	4.80%	0.40%
67	6.40%	5.90%	5.40%	4.90%	0.40%
68	6.50%	6.00%	5.50%	5.00%	0.40%
69	6.60%	6.10%	5.60%	5.10%	0.40%
70	6.70%	6.20%	5.70%	5.20%	0.45%
71	6.80%	6.30%	5.80%	5.30%	0.45%
72	6.90%	6.40%	5.90%	5.40%	0.45%
73	7.00%	6.50%	6.00%	5.50%	0.45%
74	7.10%	6.60%	6.10%	5.60%	0.45%
75	7.20%	6.70%	6.20%	5.70%	0.50%
76	7.30%	6.80%	6.30%	5.80%	0.50%
77	7.40%	6.90%	6.40%	5.90%	0.50%
78	7.50%	7.00%	6.50%	6.00%	0.50%
79	7.60%	7.10%	6.60%	6.10%	0.50%
80+	7.70%	7.20%	6.70%	6.20%	0.55%

Allianz Index Advantage Income® Statement of Additional Information – May 1, 2020
Appendix B
 18

PART C – OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
a.	Financial Statements
The following financial statements of the Company are incorporated by reference as exhibit EX-99.A. from Post-Effective Amendment No. 21 to Registrant’s Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on April 9, 2020.

1.	Report of Independent Auditors
2.	Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus – December 31, 2019 and 2018
3.	Statutory Statements of Operations – Years ended December 31, 2019, 2018, and 2017
4.	Statutory Statements of Capital and Surplus – Years ended December 31, 2019, 2018, and 2017
5.	Statutory Statements of Cash Flows – Years ended December 31, 2019, 2018, and 2017
6.	Notes to the Statutory Financial Statements and Schedules – December 31, 2019, 2018, and 2017
The following financial statements of the Variable Account are incorporated by reference as exhibit EX-99.A. from Post-Effective Amendment No. 21 to Registrant’s Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on April 9, 2020.

1.	Report of Independent Registered Public Accounting Firm
2.	Statements of Assets and Liabilities – December 31, 2019
3.	Statements of Operations – For the year or periods ended December 31, 2019
4.	Statements of Changes in Net Assets – For the years or periods ended December 31, 2019 and 2018
5.	Notes to the Financial Statements and the financial highlights for each of the years or periods in the five-year period then ended – December 31, 2019
b.	Exhibits
1.	a.
Resolution of Board of Directors of the Company authorizing the establishment of the Separate Account, dated May 31, 1985 incorporated by reference as exhibit EX-99.B1. from Registrant's initial filing on Form N-4 (File Nos. 333-06709 and 811-05618), electronically filed on June 25, 1996.

b.
Resolution of Board of Directors of the Company authorizing registration of the Allianz Index Advantage annuity and establishment of a new separate account, dated December 11, 2012, incorporated by reference as exhibit EX-99.B1. from Registrant's initial filing on Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on January 3, 2013.

2.	Not Applicable
3.	a.
Principal Underwriter Agreement by and between North American Life and Casualty Company on behalf of NALAC Financial Plans, Inc. dated September 14, 1988 incorporated by reference as exhibit EX-99.B3.a. from Pre-Effective Amendment No.1 to Registrant's Form N-4 (File Nos. 333-06709 and 811-05618), electronically filed on December 13, 1996.
(North American Life and Casualty Company is the predecessor to Allianz Life Insurance Company of North America. NALAC Financial Plans, Inc., is the predecessor to USAllianz Investor Services, LLC, which is the predecessor to Allianz Life Financial Services, LLC.)

b.
Broker-Dealer Agreement (amended and restated) between Allianz Life Insurance Company of North America and Allianz Life Financial Services, LLC, dated June 1, 2010 incorporated by reference as exhibit EX-99B3b. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618), electronically filed on September 24, 2010.

c.
The current specimen of the selling agreement between Allianz Life Financial Services, LLC, the principal underwriter for the Contracts, and retail brokers which offer and sell the Contracts to the public is incorporated by reference as exhibit EX-99.B3.b. from Registrant's initial filing on Form N-4 (File Nos. 333-134267 and 811-05618), electronically filed on May 19, 2006.The underwriter has executed versions of the agreement with approximately 2,100 retail brokers.

4.	a.
Individual Variable Annuity Contract-L40538-IAI, incorporated by reference as EX-99.B4.a. from Pre-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-222815 and 811-05618), electronically filed on May 7, 2018.

b.
Contract Schedule Page-S40875-IAI, incorporated by reference as EX-99.B4.b. from Pre-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-222815 and 811-05618), electronically filed on May 7, 2018.

c.
BD Flex Schedule Page-S40877-IAI-CM01, incorporated by reference as EX-99.B4.c. from Pre-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-222815 and 811-05618), electronically filed on May 7, 2018.

d. e. f.
Index Performance Strategy Rider-S40878-02-IAI, incorporated by reference as EX-99.B4.d. from Pre-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-222815 and 811-05618), electronically filed on May 7, 2018.
Index Performance Strategy Rider II- S40903, incorporated by reference as exhibit 4(d)(ii) from Post-Effective Amendment No. 3 to Registrant’s Form S-1 (File No. 333-230901), electronically filed on January 8, 2020.
Inforce Index Performance Strategy Rider II- S40903-IAI-INFORCE, incorporated by reference as exhibit 4(d)(iii) from Post-Effective Amendment No. 3 to Registrant’s Form S-1 (File No. 333-230901), electronically filed on January 8, 2020.

g.
Index Protection Strategy Rider(with DPSC)-S40879-IAI, incorporated by reference as EX-99.B4.e. from Pre-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-222815 and 811-05618), electronically filed on May 7, 2018.

h.
Index Protection Strategy Rider (with Cap)-S40899-IAI, incorporated by reference as EX-99.B4.f. from Pre-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-222815 and 811-05618), electronically filed on May 7, 2018.

i.
Index Guard Strategy Rider-S40889-01-IAI, incorporated by reference as EX-99.B4.g. from Pre-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-222815 and 811-05618), electronically filed on May 7, 2018.

j.
Index Precision Strategy Rider-S40891-IAI, incorporated by reference as EX-99.B4.h. from Pre-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-222815 and 811-05618), electronically filed on May 7, 2018.

k.
Income Benefit Rider-S40901-IAI and CS-S40902-IAI, incorporated by reference as EX-99.B4.i. from Pre-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-222815 and 811-05618), electronically filed on May 7, 2018.

l.
Income Benefit Rider-S40901-01-IAI, incorporated by reference as EX-99.B4.j. from Post-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-222815 and 811-05618), electronically filed on April 16, 2019.

m. n.
Income Benefit Rider Amendment-LE40901-IAI, incorporated by reference as EX-99.B4.k. from Post-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-222815 and 811-05618), electronically filed on April 16, 2019.
Income Benefit Rider Amendment-LE40901-GAURR, incorporated by reference as EX-99.B4.k(ii). from Post-Effective Amendment No. 2 to Registrant’s Form N-4 (File Nos. 333-222815 and 811-05618), electronically filed on October 21, 2019.

o.
Contract Amendment-USA-2034, incorporated by reference as EX-99.B4.l. from Post-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-222815 and 811-05618), electronically filed on April 16, 2019.

p.
Index Options Contract Schedule-S40877-IAI-01, incorporated by reference as EX-99.B4.m. from Post-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-222815 and 811-05618), electronically filed on April 16, 2019.

q. r.
Index Options Contract Schedule Addendum-S40877-IAI-ADD, incorporated by reference as EX-99.B4.n. from Post-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-222815 and 811-05618), electronically filed on April 16, 2019.
Index Options Contract Schedule Page-S40877-IAI-03 and Addendum-S40877-IAI-ADD-01, incorporated by reference as exhibit 4(b)(ii) from Post-Effective Amendment No. 3 to Registrant’s Form S-1 (File No. 333-230901), electronically filed on January 8, 2020.

s.
Traditional Death Benefit Rider-S40880 incorporated by reference as exhibit EX-99.B4.e. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on April 17, 2013.

t.
Maximum Anniversary Value Death Benefit Rider-S40897 and MAVDB Rider CS S40898—IAI, incorporated by reference as EX-99.B4.k. from Pre-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-222815 and 811-05618), electronically filed on May 7, 2018.

u.
Inherited IRA/Roth IRA Endorsement-S40713 incorporated by reference as exhibit EX-99.B4.q. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-134267 and 811-05618), electronically filed on September 25, 2006.

v.
Roth IRA Endorsement-S40342 incorporated by reference as exhibit EX-99.B4.l. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-134267 and 811-05618), electronically filed on September 25, 2006.

w.
IRA Endorsement-S40014 incorporated by reference as exhibit EX-99.B4.g. from Pre-Effective Amendment No.1 to Registrant's Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on December 30, 1999.

x.
Unisex Endorsement-(S20146) incorporated by reference as exhibit EX-99.B4.h. from Pre-Effective Amendment No.1 to Registrant's Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on December 30, 1999.

y.
Pension Plan and Profit Sharing Plan Endorsement-S20205 incorporated by reference as exhibit EX-99.B4.i. from Pre-Effective Amendment No.1 to Registrant's Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on December 30, 1999.

5.	a.
Application for Ind. Var. Annuity Contract- IAI-APP-02_0419, incorporated by reference as EX-99.B5.a. from Post-Effective Amendment No. 1 to Registrant’s Form N-4 (File Nos. 333-222815 and 811-05618), electronically filed on April 16, 2019.

6.	(i).
The Restated Articles of Incorporation of the Company (as amended August 1, 2006) incorporated by reference as exhibit EX-99.B6.i. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618), electronically filed on September 24, 2010.

(ii).
The Restated Bylaws of the Company (as amended August 1, 2006) incorporated by reference as exhibit EX-99.B6.ii. from Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618), electronically filed on September 24, 2010.

7.	Not Applicable
9.*	Opinion and Consent of Counsel
10.*	Consent of Independent Registered Public Accounting Firms
11.	Not Applicable
12.	Not Applicable
13.	a.
Power of Attorney- White, Gaumond, Hunt, Clark, Frank, Walker, Herken incorporated by reference as exhibit EX-99.B13.a. from Post-Effective Amendment to Registrant’s Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on April 9, 2020.

*	Filed herewith

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR
Unless noted otherwise, all officers and directors have the following principal business address:
5701 Golden Hills Drive
Minneapolis, MN 55416-1297
The following are the Officers and Directors of the Company:

Name and Principal Business Address	Positions and Offices with Depositor
Walter R. White	Director, President and Chief Executive Officer
William E. Gaumond	Director, Senior Vice President, Chief Financial Officer, and Treasurer
Eric J. Thomes	Senior Vice President, Chief Distribution Officer
Neil H. McKay	Senior Vice President, Chief Actuary
Gretchen Cepek	Senior Vice President, General Counsel, and Secretary
Todd M. Hedtke	Senior Vice President, Chief Investment Officer
Catherine A. Mahone	Senior Vice President, Chief Administrative Officer
Brent M. Hipsher	Vice President, Controller and Assistant Treasurer
Jenny L. Guldseth	Senior Vice President, Chief Human Resources Officer
Jasmine M. Jirele	Senior Vice President, Chief Growth Officer
Jacqueline Hunt Allianz SE Königinstraße 28 80802 München Germany	Director and Board Chair
Udo Frank 47628 Todd Eymann Road Miramonte, CA 93641	Director
Ronald M. Clark 14401 N. Giant Saquaro Place Oro Valley, AZ 85755	Director
Kevin E. Walker 14092 N. Bright Angel Trail Marana, AZ 85658	Director
Anna Sophie Herken Allianz Asset Management GmbH Seidlstrasse 24-24a Munich, Germany 80335	Director
ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
The Insurance Company organizational chart is incorporated by reference from Post-Effective Amendment No. 21 to Registrant’s Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on April 9, 2020.
ITEM 27. NUMBER OF CONTRACT OWNERS
As of March 31, 2020 there were 6,006 qualified and 1,891 non-qualified Allianz Index Advantage Income Contract Owners with Contracts in the Separate Account.

ITEM 28. INDEMNIFICATION
Indemnification provision, as required by the ’33 Act, Rule 484
The Bylaws of the Insurance Company provide:
ARTICLE XI. INDEMNIFICATION OF DIRECTORS, OFFICERS AND EMPLOYEES
SECTION 1. RIGHT TO INDEMNIFICATION:
(a)
Subject to the conditions of this Article and any conditions or limitations imposed by applicable law, the Corporation shall indemnify any employee, director or officer of the Corporation (an "Indemnified Person") who was, is, or in the sole opinion of the Corporation, may reasonably become a party to or otherwise involved in any Proceeding by reason of the fact that such Indemnified Person is or was:

	(i)	a director of the Corporation; or
	(ii)	acting in the course and scope of his or her duties as an officer or employee of the Corporation; or
	(iii)	rendering Professional Services at the request of and for the benefit of the Corporation; or
(iv)
serving at the request of the Corporation as an officer, director, fiduciary or member of another corporation, association, committee, partnership, joint venture, trust, employee benefit plan or other enterprise (an "Outside Organization").

(b)	Notwithstanding the foregoing, no officer, director or employee shall be indemnified pursuant to these bylaws under the following circumstances:
	(i)	in connection with a Proceeding initiated by such person, in his or her own personal capacity, unless such initiation was authorized by the Board of Directors;
	(ii)	if a court of competent jurisdiction finally determines that any indemnification hereunder is unlawful;
	(iii)	for acts or omissions involving intentional misconduct or knowing and culpable violation of law;
(iv)
for acts or omissions that the Indemnified Person believes to be contrary to the best interests of the Corporation or its shareholders or that involve the absence of good faith on the part of the Indemnified Person;

	(v)	for any transaction for which the Indemnified Person derived an improper personal benefit;
(vi)
for acts or omissions that show a reckless disregard for the Indemnified Person's duty to the Corporation or its shareholders in circumstances in which the Indemnified Person was aware or should have been aware, in the ordinary course of performing the Indemnified Person's duties, of the risk of serious injury to the Corporation or its shareholders;

	(vii)	for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the Indemnified Person's duties to the Corporation or its shareholders;
	(viii)	in circumstances where indemnification is prohibited by applicable law;
(ix)
in the case of service as an officer, director, fiduciary or member of an Outside Organization, where the Indemnified Person was aware or should have been aware that the conduct in question was outside the scope of the assignment as contemplated by the Corporation.

SECTION 2. SCOPE OF INDEMNIFICATION:
(a)
Indemnification provided pursuant to Section 1(a)(iv) shall be secondary and subordinate to indemnification or insurance provided to an Indemnified Person by an Outside Organization or other source, if any.

(b)
Indemnification shall apply to all reasonable expenses, liability and losses, actually incurred or suffered by an Indemnified Person in connection with a Proceeding, including without limitation, attorneys' fees and any expenses of establishing a right to indemnification or advancement under this article, judgments, fines, ERISA excise taxes or penalties, amounts paid or to be paid in settlement and all interest, assessments and other charges paid or payable in connection with or in respect of such expense, liability and loss.

(c)
Such indemnification shall continue as to any Indemnified Person who has ceased to be an employee, director or officer of the Corporation and shall inure to the benefit of his or her heirs, estate, executors and administrators.

SECTION 3. DEFINITIONS:
(a)	"Corporation" for the purpose of Article XI shall mean Allianz Life Insurance Company of North America and all of its subsidiaries.
(b)
"Proceeding" shall mean any threatened, pending, or completed action, suit or proceeding whether civil, criminal, administrative, investigative or otherwise, including actions by or in the right of the Corporation to procure a judgment in its favor.

(c)
"Professional Services" shall mean services rendered pursuant to (i) a professional actuarial designation, (ii) a license to engage in the practice of law issued by a State Bar Institution or (iii) a Certified Public Accountant designation issued by the American Institute of Certified Public Accountants.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted for directors and officers or controlling persons of the Insurance Company pursuant to the foregoing, or otherwise, the Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Insurance Company of expenses incurred or paid by a director, officer or controlling person of the Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS
Allianz Life Financial Services, LLC (previously USAllianz Investor Services, LLC) is the principal underwriter for the Contracts. It also is the principal underwriter for:
Allianz Life Variable Account A
Allianz Life of NY Variable Account C
Allianz Funds
The following are the officers (managers) and directors (Board of Governors) of Allianz Life Financial Services, LLC. All officers and directors have the following principal business address:
5701 Golden Hills Drive
Minneapolis, MN 55416-1297

Name	Positions and Offices with Underwriter
Corey Walther	Governor and President
Eric J. Thomes	Governor, Chief Executive Officer, and Chief Manager
Catherine A. Mahone	Governor
William E. Gaumond	Governor
Rebecca Wysocki	Chief Financial Officer and Treasurer
Matthew C. Dian	Vice President, Chief Compliance Officer
Kristine M. Lord-Krahn	Chief Legal Officer and Secretary
Tracy M. Haddy	Assistant Secretary
Nicole D. Van Walbeek	Assistant Secretary

For the period 1-1-2019 to 12-31-2019
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
Allianz Life Financial Services, LLC	$284,788,589.36	$0	$0	$0
The $284,788,589.36that Allianz Life Financial Services, LLC received from Allianz Life as commissions on the sale of Contracts issued under Allianz Life Variable Account B was subsequently paid entirely to the third party broker/dealers that perform the retail distribution of the Contracts and, therefore, no commission or compensation was retained by Allianz Life Financial Services, LLC.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
Allianz Life Insurance Company of North America, at 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, maintains physical possession of the accounts, books or documents of the Variable Account required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.
ITEM 31. MANAGEMENT SERVICES
Not Applicable
ITEM 32. UNDERTAKINGS
a.
Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

b.
Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

c.	Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

REPRESENTATIONS
Allianz Life Insurance Company of North America ("Company") hereby represents that the fees and charges deducted under the Contract in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.
The Company hereby represents that it is relying upon a No Action Letter issued to the American Council of Life Insurance, dated November 28, 1988 (Commission ref. IP-6-88), and that the following provisions have been complied with:
1.
Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2.	Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;
3.
Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

4.
Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Allianz Life Insurance Company of North America on behalf of the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Minneapolis and State of Minnesota, on this 9th day of April, 2020.
ALLIANZ LIFE VARIABLE ACCOUNT B
(Registrant)
By: ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
(Depositor)
By: /s/ STEWART D. GREGG
Stewart D. Gregg
Senior Securities Counsel
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
(Depositor)
By: WALTER R. WHITE(1)
Walter R. White
President and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 9th day of April, 2020.
Signature	Title
Walter R. White(1)	Director, President & Chief Executive Officer
William E. Gaumond(1)	Director, Senior Vice President, Chief Financial Officer and Treasurer
Jacqueline Hunt(1)	Director and Board Chair
Ronald M. Clark(1)	Director
Udo Frank(1)	Director
Kevin E. Walker(1) Anna Sophia Herken(1)	Director Director
(1)
By Power of Attorney incorporated by reference as exhibit EX-99.B13.a. from Post-Effective Amendment to Registrant’s Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on April 9, 2020.

By: /s/ STEWART D. GREGG
Stewart D. Gregg
Senior Securities Counsel

EXHIBITS TO POST-EFFECTIVE AMENDMENT NO. 3 TO FORM N-4
(FILE NOS. 333-222815 AND 811-05618)
 ALLIANZ LIFE VARIABLE ACCOUNT B
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
INDEX TO EXHIBITS
EX-99.B9.	Opinion and Consent of Counsel
EX-99.B10.	Consent of Independent Registered Public Accounting Firms